Securities Act Registration No . 333-233977
Investment Act Registration No. 811-08868

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-6

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	[X]

Pre-Effective Amendment No.	[ ]

Post-Effective Amendment No. 3	[X]

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940	[ ]

Amendment No. 37	[X]

AMERITAS LIFE INSURANCE CORP. SEPARATE ACCOUNT LLVL
Registrant

AMERITAS LIFE INSURANCE CORP.
Depositor
5900 O Street
Lincoln, Nebraska 68510
402-467-1122

ANN D. DIERS
Vice President, Associate General Counsel
Ameritas Life Insurance Corp.
5900 O Street
Lincoln, Nebraska 68510
402-467-1122

Approximate Date of Proposed Public Offering: As soon as practicable after effective date.

It is proposed that this filing will become effective:

[ ] immediately upon filing pursuant to paragraph (b)
[X] on May 1, 2021 pursuant to paragraph (b)
[ ] 60 days after filing pursuant to paragraph (a)(1)
[ ] on pursuant to paragraph (a)(1) of Rule 485.

If appropriate, check the following box:
[ ] This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Title of Securities Being Registered: SECURITIES OF UNIT INVESTMENT TRUST
Ameritas Advisor II VUL Variable Universal Life Insurance

PROSPECTUS: May 1, 2021
Ameritas Advisor II VUL
Individual Flexible Premium
Variable Universal Life Insurance Policy	Ameritas Life Insurance Corp. Separate Account LLVL

This prospectus describes the Policy, especially its Separate Account. The Policy is designed to help you, the Policy Owner, provide life insurance protection while having flexibility, within limits, as to the amount and timing of premium payments, the amount of the death benefit, and how you invest your Account Value. The value of your Policy will increase or decrease based on the performance of the Investment Options you choose. The amount of the death benefit can also vary as a result of investment performance.

You may allocate all or part of your Account Value among a variety of Subaccount variable Investment Options where you have the investment risk, including possible loss of principal. The Subaccounts are listed in the Investment Options section of this prospectus.

You may also allocate all or part of your investment to a Fixed Account option, where we have the investment risk. We guarantee a fixed rate of interest on your investment in the Fixed Account.

POLICY GUARANTEES, WHICH ARE OBLIGATIONS OF THE GENERAL ACCOUNT, ARE SUBJECT TO THE CLAIMS PAYING ABILITY OF THE COMPANY.

Ameritas and its subsidiaries continuously monitor their various businesses, internal and external operations, the financial services industry as a whole, and the effects of various external events on our businesses. In response to the current COVID-19 pandemic, we have taken additional steps to continuously provide service to our policy owners. We continuously monitor the life insurance company’s investments, and are keeping abreast of developing strategies, in order to ensure that we maintain our financial strength during this unprecedented time of general uncertainty due to the pandemic.

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the shareholder reports for portfolio companies available under your policy will no longer be sent by mail, unless you specifically request paper copies of the reports from Ameritas Life Insurance Corp. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website address to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from us electronically by:

1.	Calling our Customer Service Center at 800-255-9678, option 1, or

2.	Visiting ameritasdirect.com and clicking on Account Access in the top right corner;
•	Select the appropriate type of Sign In and enter your login information.
•	For policyowners: select Go Paperless from the banner option on the main page. Follow the prompt to confirm your selection.

For trust owned: click on your variable policy number. Open the Electronic Consent tab and click Accept to receive account information electronically.

•	First time users click Register or Register now and follow the registration prompts. You will need your policy number and Social Security Number or tax identification number and date of birth. If the policy is Trust owned or non-natural person owned, you will need to obtain a registration key from our customer service center in order to register. To obtain, call 800-255-9678, option 1.

You may elect to receive all future reports in paper free of charge. You can inform us that you wish to continue receiving paper copies of your shareholder reports by calling our Customer Service Center at 800-255-9678. Your election to receive reports in paper will apply to all portfolio companies available under your policy.

Please Read this Prospectus Carefully and Keep It for Future Reference.

It provides information you should consider before investing in a Policy.

Prospectuses for the portfolios that underlie the Subaccount variable Investment Options are available without charge from your sales representative or from our Service Center.

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The Securities and Exchange Commission ("SEC") does not pass upon the accuracy or adequacy of this prospectus, and has not approved or disapproved the Policy. Any representation to the contrary is a criminal offense.

This prospectus may only be used to offer the Policy where the Policy may lawfully be sold.

The Policy, and certain features described in this prospectus, may not be available in all states.

No one is authorized to give information or make any representation about the Policy that is not in this prospectus. If anyone does so, you should not rely upon it as being accurate or adequate.

NOT FDIC INSURED ■ MAY LOSE VALUE ■ NO BANK GUARANTEE
Ameritas Life Insurance Corp. (Company, we, us, our, Ameritas Life)
Service Center, P.O. Box 81889, Lincoln, Nebraska 68501 800-255-9678 ameritasdirect.com
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TABLE OF CONTENTS

Contacting Us. To have questions answered or to send additional premiums, contact your sales representative or write or call us at:

Ameritas Life Insurance Corp.

Service Center

P.O. Box 81889

Lincoln, Nebraska 68501

or

5900 O Street

Lincoln, Nebraska 68510

Telephone: 800-255-9678

Fax: 402-467-7335

Interfund Transfer Request Fax:

402-467-7923

Email: direct@ameritas.com

Express mail packages should be sent to our street address, not our P.O. Box address.

Remember, the correct form of Written Notice "in good order" is important for us to accurately process your Policy elections and changes. Many service forms can be found when you access your account through our website. Or, call us at our toll-free number and we will send you the form you need and tell you the information we require.

Facsimile Written Notice. To provide you with timely service, we accept some Written Notices by facsimiles. However, by not requiring your original signature, there is a greater risk unauthorized persons can manipulate your signature and make changes on your Policy (including withdrawals) without your knowledge. We are entitled to act upon facsimile signatures that reasonably appear to us to be genuine.

Make checks payable to:

"Ameritas Life Insurance Corp."

Ameritas® and the bison design are registered

service marks of Ameritas Life Insurance Corp.

POLICY SUMMARY	4
Policy Benefits	4
Policy Risks	5
CHARGES	6
Policy Charges	6
Portfolio Company Operating Expenses	8
CHARGES EXPLAINED	8
Transaction Charges	8
Periodic Charges: Monthly Deductions	8
from Account Value
Periodic Charges: Daily Deductions	9
from Separate Account Assets
INVESTMENT OPTIONS	9
Separate Account Variable Investment Options	9
Fixed Account Investment Option	13
Transfers	14
Third Party Services	15
Disruptive Trading Procedures	15
Systematic Transfer Programs	16
OTHER IMPORTANT POLICY INFORMATION	17
Policy Application and Issuance	17
Account Value	19
Telephone Transactions	19
Electronic Delivery and Communications	20
Misstatement of Age or Gender	20
Suicide	20
Incontestability	20
Assignment	20
Lapse and Grace Period	20
Reinstatement	21
Delay of Payments or Transfers	21
Beneficiary	21
Minor Owner or Beneficiary	22
Policy Changes	22
"Right to Examine" Period	22
Optional Features	22
Nonparticipating	22
Special Arrangements	22
POLICY DISTRIBUTIONS	23
Death Benefit	23
Policy Loans	25
Cash Surrender	25
Partial Withdrawal	26
Payment of Policy Proceeds	26
TAX MATTERS	27
LEGAL PROCEEDINGS	29
HOW TO GET FINANCIAL STATEMENTS	29
APPENDIX A: OPTIONAL FEATURES	30
APPENDIX B: State-Specific Contract Provisions	31
DEFINED TERMS	32
Illustrations	33
Statement of Additional Information;	33
Registration Statement
Reports to You	34
Ameritas Advisor II VUL	3

POLICY SUMMARY

The Ameritas Advisor II VUL Policy is flexible premium variable universal life insurance offered and issued by Ameritas Life Insurance Corp. ("Ameritas Life," "Company," or "we"), 5900 O Street, Lincoln, Nebraska 68510. The Policy offers variable Investment Options through Subaccounts of Ameritas Life Insurance Corp. Separate Account LLVL (the "Separate Account"), a separate account operated by us under Nebraska law, and a fixed interest rate option through the Fixed Account. The Policy’s primary purpose is to provide lifetime protection against economic loss due to the death of the Insured person. We are obligated to pay all amounts promised under the Policy. Premium is used to create Account Value to cover Policy charges and to generate investment earnings. The amount we require as your first premium depends on the Policy benefits that you elect and the rate class of the Insured. The Policy is called a "flexible premium" policy because you may make any other premium payments you wish at any time. The Policy is referred to as a "variable" life insurance policy because the value of the amount you invest in the Policy may increase or decrease daily based on the investment results of the variable Investment Options that you choose. The amount we pay to the Policy’s beneficiary upon the death of the Insured person (the "death benefit proceeds") may vary similarly. The Policy pays death benefit proceeds to the Policy beneficiary upon the Insured's death, or pays a Cash Surrender Value to you if you Surrender the Policy. The Insured cannot be older than age 80 on the Insured's birthday nearest the Policy Date. We will issue the Policy for an initial Specified Amount of insurance coverage of $100,000 or more. We may reduce the initial Specified Amount for Policies issued in connection with group or sponsored arrangements. See the OTHER IMPORTANT POLICY INFORMATION: Special Arrangements section for details. We may also reduce or waive certain charges for Policies issued in connection with special arrangements. The Policy is subject to the laws of the state where the application is signed.

Policy Benefits

You have flexibility under the Policy. Within certain limits, you can vary the amount and timing of premium payments, change the death benefit, and transfer amounts among the Investment Options. You can take out a Policy loan, make a partial withdrawal from the Account Value, or Surrender your Policy completely, subject to payment of any applicable charges and certain restrictions. We will pay Surrender amounts or death benefit proceeds in a lump sum.

Death Benefit

▪	We will pay the death benefit proceeds to the beneficiary when we receive satisfactory proof of death of the Insured while the Policy is in force.
▪	Three death benefit options are available.

Death benefit proceeds are reduced by any Policy Debt and any Monthly Deductions due but unpaid at death.

See the POLICY DISTRIBUTIONS: Death Benefit section for details.

Surrender and Partial Withdrawals

▪	You can Surrender the Policy in full at any time for its Cash Surrender Value, or, within limits, withdraw part of the Account Value. Partial withdrawal charges are shown in the CHARGES section.
▪	Restrictions include that we may defer payments from the Fixed Account for up to six months.

Loans

▪	You may borrow a limited amount of Account Value.
▪	Interest accrues on outstanding loan amounts.
▪	After five Policy years, a lower interest rate may be available for a portion of your Policy Debt.

Policy Riders

When you apply for the Policy, you can request any of the optional supplementary benefit riders that we make available. Charges for most riders will be deducted monthly from the Account Value. (See the CHARGES section.) Availability of riders varies from state to state.

Investment Options

▪	Variable Investment Option allocations are invested in Subaccounts of the Separate Account, which in turn invest in corresponding underlying portfolios.
▪	Fixed Account allocations are invested in our general account and we guarantee a fixed rate of interest.
▪	You may transfer Account Value between Investment Options, subject to limits.
▪	Dollar cost averaging, portfolio rebalancing, and earnings sweep systematic investment programs are available.
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Variable Investment Option returns vary, depending upon the investment results of the underlying portfolios. The Investment Options cover a broad spectrum of investment styles and strategies. Although the portfolios that underlie the Subaccounts operate like publicly traded mutual funds, there are important differences. You can transfer money from one Investment Option to another without tax liability. Also, any dividends and capital gains distributed by each underlying portfolio are automatically reinvested and reflected in the portfolio’s value and create no taxable event for you. If and when Policy earnings are distributed (generally as a result of a Surrender or withdrawal), they will be treated as ordinary income instead of as capital gains.

Policy Risks

Suitability, Investment Risks, and Underlying Portfolio Risks

The Policy is unsuitable for short-term savings or short-term life insurance needs. You should evaluate the Policy's long-term investment potential and risks before purchasing a Policy. You should purchase a Policy only if you have the financial capability and the intent to keep the Policy in force for a substantial period of time.

Your Account Value (and in some circumstances your death benefit) will fluctuate with changes in interest rates and performance of the underlying portfolios. You assume the risk that your Account Value may decline or not perform to your expectations. Each underlying portfolio has various investment risks and some have greater risks than others.

As mentioned above, the investment performance of any Investment Option may be good or bad. Your Policy Value will rise or fall based on the investment performance of the underlying portfolios of the Subaccounts you select. The fund prospectuses accompanying this Policy prospectus provide comprehensive discussion of the risks of each underlying portfolio. There is no assurance that any underlying portfolio will meet its objectives.

Lapse Risks

If the Cash Surrender Value is not sufficient to pay charges when due, your Policy can terminate, or "lapse." This can happen if you have not paid enough premiums or if the Investment Options you selected experienced poor performance or because of a combination of both factors. You will be given a "grace period" within which to make additional premium payments to keep the Policy from lapsing. Even if the Policy does lapse, you may be given the opportunity to reinstate the Policy by making the required premium payments and satisfying certain other conditions.

Since partial withdrawals reduce your Account Value, partial withdrawals increase the risk of lapse. Policy Debt also increases the risk of lapse.

Limitations on Access

As mentioned above, partial withdrawals have certain limits and restrictions. As well, Policy Debt, partial withdrawals and Surrender may be subject to income tax and penalty tax. Policy Debt and partial withdrawals will decrease death benefit protection and may cause the Policy to lapse, in which case you would have no coverage. Even if you pay Planned Periodic Premiums, your Policy could lapse if the Cash Surrender Value is not enough to pay the Monthly Deduction.

Transfer Risks

There is a risk that you will not be able to transfer your Account Value from one Investment Option to another because of limits on the dollar amount or frequency of transfers you can make. Limitations on transfers out of the Fixed Account are more restrictive than those that apply to transfers out of the Subaccounts.

Early Surrender Risks

Depending on the Account Value at the time you are considering Surrender, there may be little or no Cash Surrender Value payable to you.

Market Timing Risks

Investments in variable life insurance products can be a prime target for abusive transfer activity because these products value their Subaccounts on a daily basis and allow transfers among Subaccounts without immediate tax consequences. As a result, some investors may seek to frequently transfer into and out of Subaccounts in reaction to market news or to exploit a perceived pricing inefficiency. Whatever the reason, long-term investors in a Subaccount can be harmed by frequent transfer activity since such activity may expose the Investment Option's underlying portfolio to increased portfolio transaction costs and/or disrupt the portfolio manager’s ability to effectively manage the portfolio’s investments in accordance with the portfolio’s investment objectives and policies, both of which may result in dilution with respect to interests held for long-term investment.

To discourage disruptive frequent trading activity, we impose restrictions on transfers (See the Disruptive Trading Procedures section) and reserve the right to change, suspend or terminate telephone, facsimile and Internet transaction privileges (See the Transfers section). In addition, we reserve the right to take

Ameritas Advisor II VUL	5

other actions at any time to restrict trading, including, but not limited to (i) restricting the number of transfers made during a defined period, (ii) restricting the dollar amount of transfers, and (iii) restricting transfers into and out of certain Subaccounts. We also reserve the right to defer a transfer at any time we are unable to purchase or redeem shares of the underlying portfolio.

While we seek to identify and prevent disruptive frequent trading activity, it may not always be possible to do so. Therefore, no assurance can be given that the restrictions we impose will be successful in preventing all disruptive frequent trading and avoiding harm to long-term investors.

Tax Risks

Death benefits for individually owned life insurance generally are not subject to income tax. Other federal and state taxes may apply. In general, you will be taxed on the amount of a distribution if it exceeds the investment in the Policy (premiums paid). Any taxable distributions are treated as ordinary income (rather than as capital gains) for tax purposes.

In order for you to receive the tax benefits extended to life insurance under the Internal Revenue Code (the "Code"), your Policy must comply with certain requirements of the Code. We will monitor your Policy for compliance with these requirements, but a Policy might fail to qualify as life insurance in spite of our monitoring. If this were to occur, you would be subject to income tax on the income credited to your Policy for the period of disqualification and all subsequent periods. The tax laws also contain a so-called "7 pay limit" that limits the amount of premium that can be paid in relation to the Policy’s death benefit. If the limit is violated, the Policy will be treated as a "modified endowment contract," which can have adverse tax consequences. (See the Tax Matters section.) There are also certain Treasury Department rules referred to as the "investor control rules" that determine whether you would be treated as the "owner" of the assets underlying your Policy. If that were determined to be the case, you would be taxed on any income or gains those assets generate. In other words, you would lose the value of the so-called "inside build-up" that is a major benefit of life insurance.

There is a tax risk associated with Policy Debt. Although no part of a loan is treated as income to you when the loan is made (unless your Policy is a "modified endowment contract"), Surrender or lapse of the Policy could result in the loan being treated as a distribution at the time of lapse or Surrender. This could result in considerable taxable income. Under certain circumstances involving large amounts of outstanding loans the Owner might find they have to pay additional premium to keep their Policy from lapsing and to avoid a significant tax burden if the Policy should lapse.

Tax consequences of ownership or receipt of Policy proceeds under federal, state and local estate, inheritance, gift and other tax laws can vary greatly depending upon the circumstances of each Owner or beneficiary. There can also be unfavorable tax consequences on such things as the change of Policy ownership or assignment of ownership interests. For these and all the other reasons mentioned above, we recommend you consult with a qualified tax adviser before buying the Policy and before exercising certain rights under the Policy.

Buying a Policy might not be advisable if it is just replacing existing life insurance. You may wish to consult with your financial or insurance adviser.

CHARGES

Some charges are rounded. Charges may be less in certain states.

Policy Charges

The following tables describe the fees and expenses that you will pay when buying, owning, and Surrendering the Policy. The first table describes the fees and expenses that you will pay at the time that you pay a premium, make a partial withdrawal, or transfer Account Value between Investment Options.

TRANSACTION CHARGES	When Deducted	Guaranteed	Current
		Maximum
PREMIUM CHARGE	When each premium is paid.	5%	2%
Calculated as a percentage of each Premium payment.
(This charge partially offsets state and local taxes. State premium tax rates range from 0.5% to 3.5% of premium paid. See the CHARGES EXPLAINED Section for more information.)
PARTIAL WITHDRAWAL CHARGE	Upon each withdrawal.	$50	$0
TRANSFER CHARGES (per transfer)	First 15 transfers per year:	$0	$0
	Each additional transfer:	$10	$0

Ameritas Advisor II VUL	6

The next table describes the fees and expenses that you will pay periodically during the time that you own the Policy, to equal the annualized charges shown, not including Subaccount portfolio operating fees and expenses.

PERIODIC CHARGES	When	Guaranteed Maximum	Current
(other than Subaccount portfolio operating expenses)	Deducted	(annual)	(annual)
MONTHLY DEDUCTIONS FROM ACCOUNT VALUE
Several of the charges below vary based on individual characteristics. The cost shown for these charges may not be representative of the charge you will pay. Ask for a Policy or see your Policy for the charge applicable to you.
COST OF INSURANCE	Monthly	Varies	(1)	Varies	(2)
Rates are per $1,000 of the Net Amount at Risk.	Minimum	$0.08	Minimum	$0.08
Maximum	$1,000.00	Maximum	$1,000.00
Example	(3)	$1.05	Example	(3)	$0.59
MONTHLY ADMINISTRATIVE CHARGE
Specified Amounts $100,000 - $249,999	Monthly	$300	$180
Specified Amounts $250,000 +	$300	$150
MONTHLY SPECIFIED AMOUNT CHARGE	Monthly	Varies	(2)	Varies	(2)
Rates are per $1,000 of base Policy Specified	Policy Year 2	Policy Year 2
Amount.	Minimum	$0.57	Minimum	$0.00
Maximum	$4.02	Maximum	$3.35
Example	(3,4)	$0.58	Example	(3,5)	$0.00
Level charge during the first 20 Policy years or the first 20 Policy years after an increase in base Policy Specified Amount.	Level charge during the first 10 Policy years or the first 10 Policy years after an increase in base Policy Specified Amount.
DAILY DEDUCTIONS FROM SEPARATE ACCOUNT ASSETS
(to equal the annual percentage stated of the Account Value in the Subaccounts)
RISK CHARGE (for mortality and expense risk)
Policy years 1-15	Daily	0.90%	0.70%
Policy years 16+	0.30%	0.10%

Periodic Charges Table Footnotes:

(1) Rate varies by Insured's gender, risk class and Attained Age.

(2) Rate varies by Insured's gender, Issue Age, risk class, Specified Amount, and the amount of time you have had your Policy.

(3) "Example" charges assume an Insured who is male, best risk class, age 35 when the Policy is issued, a Specified Amount of $1,000,000, and that the Policy is in its second Policy year.

(4) The annual rate is $0.5785440 in years 1 through 20 and $0.00 thereafter. These same rates would apply for an increase in Specified Amount at Attained Age 35.

(5) The annual rate is $0.00. These same rates would apply for an increase in Specified Amount at Attained Age 35.

COST OF OPTIONAL FEATURES	When Deducted	Guaranteed Maximum (annual)		Current (annual)
Accelerated Benefit Rider	N/A	No Cost		No Cost
Children's Insurance Rider	Monthly	$5.76		$5.76
Rate is per $1,000 of the rider benefit amount.
Advisory Fee Endorsement	N/A	No Cost		No Cost
Paid-Up Insurance Benefit Endorsement	When Benefit Elected	3.5%		3.5%
Calculated as a percentage times the Account Value.
Waiver of Monthly Deduction Rider	Monthly	Varies	(1)	Varies	(1)
Rates are per $100 of the Monthly Deduction.		Minimum	$1.48	Minimum	$1.48
		Maximum	$17.28	Maximum	$17.28
		Example	(2) $2.34	Example	(2) $2.34

Cost of Optional Features Table Footnotes:

(1) Rate varies by Insured's gender, risk class and Attained Age.

(2) "Example" charges assume an Insured who is male, best risk class, age 35 when the rider is issued, and that the rider coverage is in its second year.

We currently do not assess a separate charge against our Separate Account or Fixed Account for any income taxes. We may, however, make such a charge in the future if income or gains within the Separate Account will incur any income tax liability, or if tax treatment of our Company changes.

The next table describes interest rates charged on amounts borrowed from the Policy, net of 3.0% annual credited interest rate.

NET INTEREST CHARGED ON LOANS	When Deducted	Guaranteed	Current
		Maximum
LOAN ACCOUNT (effective annual rates)	Upon each Policy anniversary
Regular Loan Interest Rate		1.0%	1.0%
Preferred Loan Interest Rate (available only after five		0.5%	0.0%
Policy Years, on only a portion of the Policy Debt)

Ameritas Advisor II VUL	7

Portfolio Company Operating Expenses (for the year ended December 31, 2020, unless noted)

The next table shows the minimum and maximum total operating expenses charged by the portfolio companies, before and after any waivers or reductions, that you may pay periodically during the time that you own the Policy. Actual fees and expenses for the underlying portfolios vary daily, so expenses for any given day may be greater or less than listed. More detail concerning each portfolio's fees and expenses is contained in the prospectus for that portfolio.

TOTAL ANNUAL PORTFOLIO COMPANY OPERATING EXPENSES Expenses that are deducted from portfolio assets, including management fees, distribution and/or service (12b-1) fees, and other expenses	Minimum	Maximum
Before any Waivers and Reductions	0.10% (1)	2.10% (2)
After any Waivers and Reductions (explained in the footnotes at the end of this section)	0.10% (1)	1.74% (3)

(1) Vanguard® VIF Total International Stock Market Index Portfolio

(2) Third Avenue Value Portfolio

(3) Rydex Precious Metals Fund

CHARGES EXPLAINED

The following repeats and adds to information provided in the CHARGES section where the amount of each charge is shown. Please review both prospectus sections for information on charges. For those Policies issued on a unisex basis in certain states or in certain cases, gender-distinct rates do not apply. Certain charges expressly permit you to designate the Investment Options from which the charge is to be deducted. If there are insufficient funds in such a designated Investment Option, and for all other charges deducted from total Account Value, charges are deducted Pro-Rata from your selected Subaccount and Fixed Account Investment Options.

Transaction Charges

Premium Charge

We currently charge a percentage of each Policy premium payment we receive as a Premium Charge. This charge partially offsets premium taxes imposed by some states and local governments and federal taxes on certain capitalized acquisition expenses. We do not expect to profit from this charge. Our current charge is less than our guaranteed maximum amount for this charge.

Surrender Charge

This Policy has no Surrender charge.

Partial Withdrawal Charge

Upon a partial withdrawal from your Policy, we may assess a partial withdrawal charge. This partial withdrawal charge will be allocated the same as the partial withdrawal itself. Taxes and tax penalties may apply.

Transfer Charge

We may charge a transfer charge for any transfer in excess of 15 transfers per Policy year. You may tell us how to allocate the transfer charge.

Periodic Charges: Monthly Deductions from Account Value

On each Monthly Date, we will deduct an amount from your Account Value to pay us for providing the benefits of the Policy. This amount is called the Monthly Deduction. It equals the sum of monthly charges for the cost of insurance, administrative charge, specified amount charge, and the costs of any riders. You may tell us how to allocate the Monthly Deduction.

Cost of Insurance Charge

The cost of insurance rate per $1,000 of Net Amount at Risk cannot exceed the guaranteed cost of insurance rate that is set forth in the Policy. The maximum cost of insurance each month can be determined by using the guaranteed cost of insurance rate in the formula for cost of insurance, below.

The cost of insurance charge is for providing insurance protection under the Policy. Because the cost of insurance charge depends upon several variables, the cost for each Policy can vary from month to month. The cost of insurance rate for the Specified Amount of insurance coverage varies by the Insured's gender, Issue Age, risk class, Specified Amount and the length of time the Policy has been in force. The cost of insurance rate for an increase in Specified Amount varies by the Insured's gender, age and risk class at the time of the increase, Specified Amount and the length of time the Policy has been in force

Ameritas Advisor II VUL	8

since the increase. We may use current cost of insurance rates less than those shown in the Policy, and reserve the right to change them so long as they do not exceed the maximum rates shown in the Policy. Changes will apply equally to similarly situated Policy Owners and be based on changes in future expectations of factors such as investment earnings, mortality, persistency, and expenses. We expect a profit from this charge. Ask for a Policy illustration or see your Policy for the charge(s) applicable to you.

The Cost of Insurance each month equals:

▪	The Net Amount at Risk for the month; multiplied by
▪	The cost of insurance rate per $1,000 of Net Amount at Risk; divided by
▪	$1,000.

Administrative Charge

This monthly charge partially compensates us for our costs in issuing and administering the Policy and operating the Separate Account. We do not anticipate making a profit from this charge. The maximum monthly administrative charge is shown on your Policy schedule.

Specified Amount Charge

For certain risk classes and Issue Ages, the maximum cost of insurance rates and other Policy charges are insufficient to cover our costs in issuing and administering the Policy, operating the Separate Account, and providing the benefits under the Policy. The Specified Amount charge partially compensates us for these costs. We do not anticipate making a profit from this charge. The maximum monthly Specified Amount charge, if any, is shown on your Policy schedule. Any increase in Specified Amount will result in an additional monthly Specified Amount charge, unless the applicable rate at the time of the increase is zero.

Costs of Optional Features

The cost for any optional features you select (sometimes called Policy "Riders") is also deducted monthly from Account Value. See the CHARGES section for information about the costs of these features, and refer to APPENDIX A for descriptions of these features. Optional features may not be available in all states.

Periodic Charges: Daily Deductions from Separate Account Assets

The following charges are applied daily to Separate Account assets in determining the daily Accumulation Unit value of each Subaccount.

Risk Charge

The Risk Charge is for the mortality risks we assume – that Insureds may live for shorter periods of time than we estimate, and also compensates us for the Policy expense risks we assume. If this charge exceeds our actual costs to cover these risks, the excess goes to our general account. Conversely, if this charge is not enough, we bear the additional expense, not you. We expect a profit from this charge.

Policy Debt

If you borrow from your Account Value, interest accrues on outstanding loan amounts. After five Policy years, a lower interest rate may be available for a portion of your Policy Debt. See the POLICY LOANS section for more information on applicable interest rates.

Portfolio Charges

Each Subaccount's underlying portfolio has investment advisory expenses.  They are set forth in each portfolio prospectus.  A portfolio's charges and expenses are not deducted from your Account Value. Instead, they are reflected in the daily value of portfolio shares which, in turn, will affect the daily Accumulation Unit value of the Subaccounts. These charges and expenses help to pay the portfolio's investment adviser and operating expenses.

INVESTMENT OPTIONS

The Policy allows you to choose from a wide array of Investment Options - each chosen for its potential to meet specific investment objectives.

You may allocate all or a part of your premiums among the Separate Account variable Investment Options ("Subaccounts") or the Fixed Account option. Allocations must be in whole percentages and total 100%. The Subaccounts, which invest in underlying portfolios, are listed and described in this section of this prospectus.

Separate Account Variable Investment Options

The Separate Account provides you with variable Investment Options in the form of underlying portfolio investments. Each underlying portfolio is an open-end investment management company. When you allocate investments to an underlying portfolio, those investments are placed in a Subaccount of the

Ameritas Advisor II VUL	9

Separate Account corresponding to that portfolio, and the Subaccount in turn invests in the portfolio. The Account Value of your Policy depends directly on the investment performance of the portfolios that you select.

The Separate Account is registered with the SEC as a unit investment trust. However, the SEC does not supervise the management or the investment practices or policies of the Separate Account or Ameritas Life. Under Nebraska law, we own the Separate Account assets, but they are held separately from our other assets and are not charged with any liability or credited with any gain on business unrelated to the Separate Account. Our Separate Account may be (i) operated as an investment management company or any other form permitted by law, (ii) deregistered with the SEC if registration is no longer required, or (iii) combined with one or more other separate accounts. To the extent permitted by law, we also may transfer assets of the Separate Account to other accounts.

The underlying portfolios in the Separate Account are NOT publicly traded mutual funds, and are NOT the same as other publicly traded mutual funds with very similar names. The portfolios are only available as separate account Investment Options in variable life insurance or variable annuity policies issued by insurance companies, or through participation in certain qualified pension or retirement plans.

Even if the investment objectives and policies of some underlying portfolios available under the Policy may be very similar to the investment objectives and policies of publicly traded mutual funds that may be managed by the same investment adviser, the investment performance and results of the portfolios available under the Policy may vary significantly from the investment results of such other publicly traded mutual funds.

Read the prospectuses for the underlying portfolios together with this prospectus for more information.

Any and all distributions made by the underlying portfolios, with respect to the shares held by the Separate Account, will be reinvested in additional shares at net asset value. We are responsible to you for meeting the obligations of the Policy, but we do not guarantee the investment performance of any of the variable Investment Options' underlying portfolios. We do not make any representations about their future performance.

The value of your Policy will increase or decrease based on the investment performance of the variable Investment Options you choose. The investment results of each variable Investment Option are likely to differ significantly, and vary over time. They do not earn a fixed interest rate. Please consider carefully, and on a continuing basis, which Investment Options best suit your long-term investment objectives and risk tolerance.

You bear the risk that the variable Investment Options you select may fail to meet their objectives,

that they could decrease in value, and that you could lose principal.

Each Subaccount's underlying portfolio operates as a separate variable Investment Option, and generally the income or loss of one has no effect on the investment performance of any other. Complete descriptions of each portfolio's investment objectives and restrictions and other material information related to an investment in the variable Investment Option are contained in the prospectuses for each of the underlying portfolios which accompany this prospectus. You should read the prospectus for an underlying portfolio for more information about that portfolio, including detailed information about the portfolio’s fees and expenses, investment strategy and investment objectives, restrictions, and potential risks. To get a copy of any portfolio prospectus, contact your representative or us as shown on the Table of Contents page or the last page of this prospectus.

The Subaccount underlying portfolios listed below are designed primarily as investments for variable annuity and variable life insurance policies issued by insurance companies. They are not publicly traded mutual funds available for direct purchase by you. There is no assurance the investment objectives will be met. An investment in money market funds is neither insured nor guaranteed by the U.S. Government. There can be no assurance that the funds will be able to maintain a stable net asset value of $1.00 per share.

Type / Investment Objective	Portfolio Company and Adviser / Subadviser(s)
Pursues total return using a strategy that seeks to protect against U.S. inflation.	American Century VP Inflation Protection Fund, Class I, American Century Investment Management, Inc.
Long-term capital growth. Income is a secondary objective.	American Century VP Mid Cap Value Fund, Class I, American Century Investment Management, Inc.
Seeks to provide growth of capital.	American Funds IS Growth Fund, Class 1, Capital Research and Management Company (SM)
Seeks to achieve long-term growth of capital and income.	American Funds IS Growth-Income Fund, Class 1, Capital Research and Management Company (SM)
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Type / Investment Objective	Portfolio Company and Adviser / Subadviser(s)
Seeks to provide long-term growth of capital.	American Funds IS International Fund, Class 1, Capital Research and Management Company (SM)
Seeks to provide long-term capital appreciation.	American Funds IS New World Fund, Class 1, Capital Research and Management Company (SM)
Seeks to produce income and to provide an opportunity for growth of principal consistent with sound common stock investing.	American Funds IS Washington Mutual Investors, Class 1, Capital Research and Management Company (SM), Capital Research and Management Company (SM)
(American Funds IS Blue Chip Income and Growth Fund, Class 1, prior to May 1, 2021)
Investing to correspond with the returns of the MSCI EAFE Index.	Calvert VP EAFE International Index Portfolio, Class I, Calvert Research and Management
Investing to correspond with the returns of the Russell 2000 Index.	Calvert VP Russell 2000 Small Cap Index Portfolio, Class I, Calvert Research and Management / Ameritas Investment Partners, Inc. [2]
Investing to correspond with the returns of the S&P 500 Index.	Calvert VP S&P 500 Index Portfolio, Calvert Research and Management / AIP [1,2]
Total return.	Calvert VP SRI Balanced Portfolio, Class I, Calvert Research and Management
Growth and income.	Calvert VP Volatility Managed Growth Portfolio, Class F, Calvert Research and Management / AIP [2]
Income and growth.	Calvert VP Volatility Managed Moderate Growth Portfolio, Class F, Calvert Research and Management / AIP [2]
Current income.	Calvert VP Volatility Managed Moderate Portfolio, Class F, Calvert Research and Management / AIP [2]
Long-term capital appreciation.	DFA VA Equity Allocation Portfolio, Dimensional Fund Advisors LP / Dimensional Fund Advisors Ltd. ("DFAL") and DFA Australia Limited ("DFAA")
Market rate of return for a fixed income portfolio with low relative volatility of returns.	DFA VA Global Bond Portfolio, Dimensional Fund Advisors LP / DFAL and DFAA
Total return consisting of capital appreciation and current income.	DFA VA Global Moderate Allocation Portfolio, Dimensional Fund Advisors LP
Long-term capital appreciation.	DFA VA International Small Portfolio, Dimensional Fund Advisors LP / DFAL and DFAA
Long-term capital appreciation.	DFA VA International Value Portfolio, Dimensional Fund Advisors LP / DFAL and DFAA
Stable real return in excess of the rate of inflation with a minimum of risk.	DFA VA Short-Term Fixed Portfolio, Dimensional Fund Advisors LP / DFAL and DFAA
Long-term capital appreciation.	DFA VA U.S. Large Value Portfolio, Dimensional Fund Advisors LP
Long-term capital appreciation.	DFA VA U.S. Targeted Value Portfolio, Dimensional Fund Advisors LP
Long-term growth of capital.	DWS Capital Growth VIP, Class A, DWS Investment Management Americas, Inc.
Long-term capital growth.	DWS International Growth VIP, Class A, DWS Investment Management Americas, Inc.
Long-term capital appreciation.	DWS Small Mid Cap Value VIP, Class A, DWS Investment Management Americas, Inc.
Seeks long-term capital appreciation.	Fidelity® VIP ContrafundSM Portfolio, Initial Class [3], Fidelity Management & Research Company LLC / Other investment advisers serve as sub-advisers for the fund.
Seeks reasonable income. The fund will also consider the potential for capital appreciation. The fund's goal is to achieve a yield which exceeds the composite yield on the securities comprising the S&P 500® Index. [1]	Fidelity® VIP Equity-Income PortfolioSM, Initial Class [3], Fidelity Management & Research Company LLC / Other investment advisers serve as sub-advisers for the fund.
Seeks as high a level of current income as is consistent with preservation of capital and liquidity.	Fidelity® VIP Government Money Market Portfolio, Initial Class [3], Fidelity Management & Research Company LLC / Other investment advisers serve as sub-advisers for the fund.
Seeks a high level of current income, while also considering growth of capital.	Fidelity® VIP High Income Portfolio, Initial Class [3], Fidelity Management & Research Company LLC / Other investment advisers serve as sub-advisers for the fund.
Seeks as high a level of current income as is consistent with the preservation of capital.	Fidelity® VIP Investment Grade Bond Portfolio, Initial Class [3], Fidelity Management & Research Company LLC / Other investment advisers serve as sub-advisers for the fund.
Seeks long-term growth of capital.	Fidelity® VIP Mid Cap Portfolio, Initial Class [3], Fidelity Management & Research Company LLC / Other investment advisers serve as sub-advisers for the fund.
Seeks long-term growth of capital.	Fidelity® VIP Overseas Portfolio, Initial Class [3], Fidelity Management & Research Company LLC / Other investment advisers serve as sub-advisers for the fund and FMR Investment Management (UK) Limited (FMR UK).
Seeks a high level of current income. The fund may also seek capital appreciation.	Fidelity® VIP Strategic Income Portfolio, Initial Class [3], Fidelity Management & Research Company LLC / Other investment advisers serve as sub-advisers for the fund and FIL Investment Advisors (UK) Limited (FIA(UK)).
Seeks high current income, consistent with preservation of capital, with capital appreciation as secondary.	FTVIPT Templeton Global Bond VIP Fund, Class 2, Franklin Advisers, Inc.
Long-term growth of capital.	Invesco V.I. International Growth Fund, Series I, Invesco Advisers, Inc.
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Type / Investment Objective	Portfolio Company and Adviser / Subadviser(s)
Seeks capital appreciation.	MFS® Mid Cap Growth Series, Initial Class, Massachusetts Financial Services Company
Seeks capital appreciation.	MFS® Research International Portfolio, Initial Class, Massachusetts Financial Services Company
Seeks total return.	MFS® Utilities Series, Initial Class, Massachusetts Financial Services Company
Long-term capital appreciation by investing primarily in growth-oriented equity securities of issuers in emerging market countries.	Morgan Stanley VIF Emerging Markets Equity Portfolio, Class I, Morgan Stanley Investment Management Inc. / Morgan Stanley Investment Management Company
Seeks maximum real return, consistent with prudent investment management.	PIMCO CommodityRealReturn® Strategy Portfolio, Administrative Class, Pacific Investment Management Company LLC
Seeks maximum total return, consistent with preservation of capital and prudent investment management.	PIMCO Total Return Portfolio, Administrative Class, Pacific Investment Management Company LLC
Seeks long term capital appreciation.	Rydex Guggenheim Long Short Equity Fund, Guggenheim Investments
Seeks to provide capital appreciation by investing in U.S. and foreign companies that are involved in the precious metals sector.	Rydex Precious Metals Fund, Guggenheim Investments
Seeks to provide long-term capital growth. Income is a secondary objective.	T. Rowe Price Blue Chip Growth Portfolio, T. Rowe Price Associates, Inc.
Long-term capital appreciation.	Third Avenue Value Portfolio, Third Avenue Management LLC (named FFI Strategies Portfolio prior to April 30, 2021)
Seeks to provide long-term capital appreciation and reasonable current income.	Vanguard® Balanced Portfolio [4], Wellington Management Company, LLP
Seeks to provide current income and low to moderate capital appreciation.	Vanguard® Conservative Allocation Portfolio [4], The Vanguard Group, Inc.
Seeks to provide long-term capital appreciation and income.	Vanguard® Diversified Value Portfolio [4], Hotchkis and Wiley Capital Management, LLC and Lazard Asset Management LLC
Seeks to provide an above-average level of current income and reasonable long-term capital appreciation.	Vanguard® Equity Income Portfolio [4], Wellington Management Company, LLP and The Vanguard Group, Inc.
Seeks to track the performance of a benchmark index that measures the investment return of large-capitalization stocks.	Vanguard® Equity Index Portfolio [4], The Vanguard Group, Inc.
Seeks to track the performance of a benchmark index that measures the investment return of the global, investment-grade, fixed income market.	Vanguard® Global Bond Index Portfolio [4], The Vanguard Group, Inc.
Seeks to provide long-term capital appreciation.	Vanguard® Growth Portfolio [4], Wellington Management Company, LLP
Seeks to provide a high level of current income.	Vanguard® High Yield Bond Portfolio [4], Wellington Management Company, LLP
Seeks to provide long-term capital appreciation.	Vanguard® International Portfolio [4], Schroder Investment Management North America Inc. and Baillie Gifford Overseas Ltd.
Seeks to track the performance of a benchmark index that measures the investment return of mid-capitalization stocks.	Vanguard® Mid-Cap Index Portfolio [4], The Vanguard Group, Inc.
Capital appreciation and a low to moderate level of current income.	Vanguard® Moderate Allocation Portfolio [4], The Vanguard Group, Inc.
Seeks to provide a high level of income and moderate long-term capital appreciation by tracking the performance of a benchmark index that measures the performance of publicly traded equity REITs and other real estate related investments.	Vanguard® Real Estate Index Portfolio [4], The Vanguard Group, Inc.
Seeks to provide current income while maintaining limited price volatility.	Vanguard® Short-Term Investment-Grade Portfolio [4], The Vanguard Group, Inc.
Seeks to provide long-term capital appreciation.	Vanguard® Small Company Growth Portfolio [4,5], The Vanguard Group, Inc. and ArrowMark Colorado Holdings, LLC
Seeks to track the performance of a broad, market-weighted bond index.	Vanguard® Total Bond Market Index Portfolio [4], The Vanguard Group, Inc.
Seeks to track the performance of a benchmark index that measures the investment return of stocks issued by companies located in developed and emerging markets, excluding the United States.	Vanguard® Total International Stock Market Index Portfolio [4], The Vanguard Group, Inc.
Seeks to track the performance of a benchmark index that measures the investment return of the overall stock market.	Vanguard® Total Stock Market Index Portfolio [4], The Vanguard Group, Inc.

1	"Standard & Poor's®," "S&P®," "S&P 500®," "Standard & Poor's 500," and "500" are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by us. The Product is not sponsored, endorsed, sold or promoted by Standard & Poor's® and Standard & Poor's® makes no representation regarding the advisability of investing in the Product. The Statement of Additional Information sets forth certain additional disclaimers and limitations of liabilities on behalf of Standard & Poor's® as set forth in the Licensing Agreement between us and Standard & Poor's®.
2	Ameritas Investment Partners, Inc. is an affiliate of Ameritas Life.
3	FIDELITY, Contrafund and Equity-Income are registered service marks of FMR LLC. Used with permission.
4	Vanguard is a trademark of The Vanguard Group, Inc.
5	Premiums or transfers will only be accepted into this portfolio from Policyowners already invested in this portfolio. Policyowners who remove all allocations from this portfolio will not be permitted to reinvest in this portfolio.

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Adding, Deleting, or Substituting Variable Investment Options

We do not control the Subaccounts' underlying portfolios, so we cannot guarantee that any of the portfolios will always be available.

We retain the right to change the investments of the Separate Account, and to eliminate the shares of any Subaccount's underlying portfolio and substitute shares of another series fund portfolio if the shares of an underlying portfolio are no longer available for investment or if, in our judgment, investment in the portfolio would be inappropriate in view of the purposes of the Separate Account. We may add new Separate Account underlying portfolios or eliminate existing underlying portfolios, when, in our sole discretion, conditions warrant a change. In all of these situations, we will receive any necessary SEC and state approval before making any such change.

Our Separate Account may be (i) operated as an investment management company or any other form permitted by law, (ii) deregistered with the SEC if registration is no longer required, or (iii) combined with one or more other separate accounts. To the extent permitted by law, we also may transfer assets of the Separate Account to other accounts. Where permitted by applicable law, we reserve the right to remove, combine or add Subaccounts. Subaccounts may be closed to new or subsequent transfers or allocations. We will receive any necessary SEC and state approval before making any of these changes.

We will notify you of any changes to the variable Investment Options.

Resolving Material Conflicts – Underlying Investment Interests

In addition to serving as underlying portfolios to the Subaccounts, the portfolios are available to registered separate accounts of other insurance companies offering variable annuity and variable life insurance contracts. We do not currently foresee any disadvantages to you resulting from the fund companies selling portfolio shares to fund other products. However, there is a possibility that a material conflict of interest may arise between Policy Owners and the owners of variable contracts issued by other companies whose values are allocated to one of the portfolios. Shares of some of the portfolios also may be sold to certain qualified pension and retirement plans qualifying under section 401 of the Internal Revenue Code. As a result, there is a possibility that a material conflict may arise between the interests of Owners or owners of other contracts (including contracts issued by other companies), and such retirement plans or participants in such retirement plans. In the event of a material conflict, we will take any necessary steps to resolve the matter, including removing that portfolio as an underlying investment option of the Separate Account. The Board of Directors of each fund company will monitor events in order to identify any material conflicts that may arise and determine what action, if any, should be taken in response to those events or conflicts. See the accompanying prospectuses of the portfolios for more information. (Also see the Transfers section, Omnibus Orders.)

Voting Rights

As a Policy Owner, you may have voting rights in the portfolios whose shares underlie the Subaccounts in which you invest. You will receive proxy material, reports, and other materials relating to each underlying portfolio in which you have voting rights. If you send us written voting instructions, we will follow your instructions in voting the portfolio shares attributable to your Policy. If you do not send us written instructions, we will vote those shares in the same proportions as we vote the shares for which we have received instructions from other Policy owners. We will vote shares that we hold in the same proportions as we vote the shares for which we receive instructions from other Policy owners. It is possible that a small number of Policy owners can determine the outcome of a voting proposal. The underlying portfolios may not hold routine annual shareholder meetings.

Fixed Account Investment Option

The Policy has one fixed interest rate option ("Fixed Account"), where we bear the investment risk. We guarantee that you will earn a minimum interest rate that will yield at least 3.0% per year, compounded annually. We may declare a higher current interest rate. However, you bear the risk that interest will remain at the minimum guaranteed rate for the life of the Policy. Information on any change in the Fixed Account interest rate can be obtained from our Service Center.

All amounts allocated to the Fixed Account become assets of our general account. The general account has not been registered with the SEC and is not subject to SEC regulation.

Net Premiums allocated to and transfers to the Fixed Account under the Policy become part of our general account assets, which support annuity and insurance obligations. The general account includes all of our assets, except those assets segregated in separate accounts. We have sole discretion to invest the assets of the general account, subject to applicable law, and we bear the risk that assets in the Fixed Account will perform better or worse than the interest we pay. Assets in the Fixed Account are subject to claims by creditors of the Company. The focus of this prospectus is to disclose the Separate Account aspects of the Policy.

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Transfers

The Policy is designed for long-term investment. Excessive transfers such as those triggered by market timing services or other large or frequent transfers could harm other Policy owners by having a detrimental effect on investment portfolio management. In addition to the right of each portfolio to impose redemption fees on short-term trading, we may reject any specific premium allocation or transfer request, if in the judgment of a Subaccount portfolio investment adviser, a Subaccount portfolio would be unable to invest effectively in accordance with its investment objectives and policies, or if Policy Owners would otherwise potentially be adversely affected.

We consider any transfer of money out of a Subaccount within 60 days of a purchase to be evidence of possible market timing. We will not execute such a trade until we provide the underlying portfolio’s investment adviser with information about it for an opportunity to evaluate the transfer pursuant to the investment adviser’s own standards, as stated in the Subacount's underlying portfolio prospectus. Ultimately the portfolio's investment adviser has the authority to make the determination whether or not to accept a transfer.

Subject to restrictions prior to the Right to Examine Transfer Date, you may transfer Account Value from one Subaccount to another, from the Separate Account to the Fixed Account, or from the Fixed Account to any Subaccount, subject to these rules:

Transfer Rules:

▪	A transfer is considered any single request to move assets between one or more Investment Options.
▪	We must receive notice of the transfer request by either Written Notice, an authorized telephone transaction, or by Internet when available. Our Trading Unit facsimile number is 402-467-7923. Transfers will be processed on the Business Day they are received by our Trading Unit if received before close of the New York Stock Exchange (usually 3:00 p.m. Central Time). Requests for Rydex transfers must be received by 2:30 p.m. Central Time to be processed the same day. The 2:30 Central Time cut-off applicable to Rydex subaccount transfers applies only to transfers. All other transaction requests must be received prior to NYSE close for same day processing. You must be available to receive a confirmation telephone call for any faxed transfer requests sent to us, or your trade may not be processed until it is confirmed.
▪	The transferred amount must be at least $250, or the entire Subaccount or Fixed Account value if it is less. (If the Account Value remaining in a Subaccount after a transfer will be less than $100, we will include that Account Value in the amount transferred.)
•	If the Dollar Cost Averaging systematic transfer program is used, then the minimum transfer amount out of a Subaccount or the Fixed Account is the lesser of $250 or the balance in the Subaccount or Fixed Account. Under this program, the maximum amount that may be transferred from the Fixed Account each month is 1/36th of the value of the Fixed Account at the time the Dollar Cost Averaging program is established. While a Dollar Cost Averaging program is in effect, elective transfers out of the Fixed Account are prohibited.
•	The Portfolio Rebalancing and Earnings Sweep systematic transfer programs have no minimum transfer limits.
▪	The first 15 transfers each Policy year are free. Thereafter, transfers may result in a $10 charge for each transfer. See the CHARGES section of this prospectus for information about this charge. This fee is not subtracted from the amount of the transfer. Transfers under any systematic transfer program do count toward the 15 free transfers limit.
▪	A transfer from the Fixed Account (except made pursuant to a systematic transfer program):
•	may be made only once each Policy year;
•	may be delayed up to six months;
•	is limited during any Policy year to the greatest of:
o	25% of the Account Value in the Fixed Account on the date of the transfer;
o	the amount of any Fixed Account transfer that occurred during the prior 13 months; and,
o	$1,000.
▪	We reserve the right to limit transfers, or to modify transfer privileges, and we reserve the right to change the transfer rules at any time. We and the investment advisers consider market timing strategies, programmed transfers or transfers that are large in relation to the total assets of an Investment Option's underlying portfolio as disruptive. We may react to disruptive transfers by, among other things, restricting the availability of personal telephone requests, facsimile transmissions, automated telephone services, Internet services or any electronic transfer service. We may also refuse to act on transfer instructions of an agent acting under a power of attorney or otherwise who is acting on behalf of one or more Owners. In making these determinations, we may consider the combined transfer activity of annuity contracts and life insurance policies that we believe are under common ownership, control or direction. Certain investment advisers, such as for Rydex, may permit short-term trading within their portfolios and will have disclosed this practice in their prospectuses.

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▪	Rydex Subaccount transfers received later than 2:30 p.m. Central Time are processed the next Business Day.
▪	If the Account Value in any Subaccount falls below $100, we may transfer the remaining balance, without charge, proportionately to the remaining Investment Options you selected in your latest allocation instructions. We will notify you when such a transfer occurs. You may, within 60 days of the date of our notice, reallocate the amount transferred, without charge, to another investment option.

▪	In the event you authorize telephone or Internet transfers, we are not liable for telephone or Internet instructions that we in good faith believe you authorized. We will employ reasonable procedures to confirm that instructions are genuine.

Omnibus Orders

Purchase and redemption orders received by the portfolios generally are "omnibus" orders from intermediaries such as retirement plans and separate accounts funding variable insurance products. The omnibus orders reflect the aggregation and netting of multiple orders from individual retirement plan participants and individual owners of variable insurance products. The omnibus nature of these orders may limit the ability of the portfolios to apply their respective disruptive trading policies and procedures. We cannot guarantee that the portfolios will not be harmed by transfer activity relating to the retirement plans or other insurance companies that may invest in the portfolios. These other insurance companies are responsible for their own policies and procedures regarding frequent transfer activity. If their policies and procedures fail to successfully discourage harmful transfer activity, it will affect other owners of portfolio shares, as well as the owners of all variable life insurance or variable annuity contracts, including ours, whose variable Investment Options correspond to the affected portfolios. In addition, if a portfolio believes that an omnibus order that we submit may reflect one or more transfer requests from Owners engaged in disruptive trading, the portfolio may reject the entire omnibus order and thereby delay or prevent us from implementing your request.

Time Period for Special Transfer

At any time within 24 months of the Policy Date, you may request a transfer of the entire Account Value in the Subaccounts to the Fixed Account without incurring a transfer charge.

Third Party Services

Where permitted and subject to our rules (including those Transfer Rules above regarding rejection of a transfer request), we may accept your authorization to have a third party (such as your sales representative or someone else you name) exercise transfers or investment allocations on your behalf. Third-party transfers and allocations are subject to the same rules as all other transfers and allocations. You can make this election on the application or by sending us Written Notice on a form provided by us. Please note that any person or entity you authorize to make transfers or allocations on your behalf, including any investment advisory, asset allocation, money management or timing service, does so independently from any agency relationship they may have with us for the sale of the Policies. They are accountable to you alone for such transfers or allocations. We are not responsible for such transfers or allocations on your behalf, or recommendations to you, by such third-party services. You should be aware that charges charged by such third parties for their service are separate from and in addition to charges paid under the Policy.

Disruptive Trading Procedures

Organizations or individuals that use market timing investment strategies and make frequent or other disruptive transfers should not purchase the Policy, unless such transfers are limited to Subaccounts whose underlying portfolio prospectuses specifically permit such transfers.

The Policy is not designed to serve as a vehicle for frequent trading in response to short-term fluctuations in the market. Such frequent trading, programmed transfers, or transfers that are large in relation to the total assets of a Subaccount’s underlying portfolio can disrupt management of a Subaccount’s underlying portfolio and raise expenses. This in turn can hurt the performance of an affected Subaccount and therefore hurt your Policy’s performance. The risks and harmful effects of disruptive trading include:

▪	dilution of the interests of long-term investors in a separate account if market timers manage to transfer into a portfolio at prices that are below the true value or to transfer out of the portfolio at prices that are above the true value of the portfolio's investments (some market timers attempt to do this through methods known as "time-zone arbitrage" and "liquidity arbitrage");
▪	reduced investment performance due to adverse effects on portfolio management by:
•	impeding a portfolio investment adviser's ability to sustain an investment objective;
•	causing the portfolio to maintain a higher level of cash than would otherwise be the case;
•	causing a portfolio to liquidate investments prematurely (or otherwise at an inopportune time) in order to pay withdrawals or transfers out of the portfolio; and
Ameritas Advisor II VUL	15

•	increased costs to you in the form of increased brokerage and administrative expenses. These costs are borne by all Policy owners invested in those separate accounts, not just those making the transfers.

Policy Owners should be aware that we are contractually obligated to provide, at the portfolio investment adviser's request, Policy Owner transaction data relating to trading activities, including tax identification numbers and other identifying information contained in our records to assist in identifying any pattern or frequency of Subaccount transfers that may violate the portfolio's trading policies. We are obligated to follow each portfolio investment adviser's instructions regarding enforcement of their trading policy. On receipt of written instructions from a portfolio investment adviser, we will restrict or prohibit further purchases or transfers by Policy Owners identified as having engaged in transactions that violate the portfolio's trading policies. We are not authorized to grant exceptions to an underlying portfolio's trading policy. Please refer to each portfolio's prospectus for more information on its trading policies.

We reserve the right to reject or restrict, in our sole discretion, transfers initiated by a market timing organization or individual or other party authorized to give transfer instructions. We further reserve the right to impose restrictions on transfers that we determine, in our sole discretion, will disadvantage or potentially hurt the rights or interests of other Policy owners. Restrictions may include changing, suspending or terminating telephone, online and facsimile transfer privileges. We will enforce any Subaccount underlying portfolio investment adviser's restrictions imposed upon transfers considered by the portfolio investment adviser to be disruptive. Our disruptive trading procedures may vary from Subaccount to Subaccount, and may also vary due to differences in operational systems and contract provisions. However, any Subaccount restrictions will be uniformly applied; we do not make special arrangements or grant exceptions or waivers to accommodate any persons or class of persons with regard to these procedures.

There is no assurance that the measures we take will be effective in preventing market timing or other excessive transfer activity. Our ability to detect and deter disruptive trading and to consistently apply our disruptive trading procedures may be limited by operational systems and technological limitations. The discretionary nature of our disruptive trading procedures may result in some Policy owners being able to market time, while other Policy owners bear the harm associated with timing. Also, because other insurance companies and retirement plans may invest in Subaccount underlying portfolios, we cannot guarantee that Subaccount underlying portfolios will not suffer harm from disruptive trading within contracts issued by them. Certain Subaccount underlying portfolios, such as the Rydex Subaccounts, may permit short-term trading and will have disclosed this practice in their portfolios' prospectuses.

Excessive Transfers

We reserve the right to restrict transfers if we determine you are engaging in a pattern of transfers that may disadvantage Policy Owners. In making this determination, we will consider, among other things:

▪	the total dollar amount being transferred;
▪	the number of transfers you make over a period of time;
▪	whether your transfers follow a pattern designed to take advantage of short term market fluctuations, particularly within certain Subaccount underlying portfolios;
▪	whether your transfers are part of a group of transfers made by a third party on behalf of individual Policy Owners in the group; and
▪	the investment objectives and/or size of the Subaccount underlying portfolio.

Third Party Traders

We reserve the right to restrict transfers by any firm or any other third party authorized to initiate transfers on behalf of multiple Policy Owners if we determine such third party trader is engaging in a pattern of transfers that may disadvantage Policy Owners. In making this determination, we may, among other things:

▪	reject the transfer instructions of any agent acting under a power of attorney on behalf of more than one Policy Owner, or
▪	reject the transfer or exchange instructions of individual Policy Owners who have executed transfer forms which are submitted by market timing firms or other third parties on behalf of more than one Policy Owner.

We will notify affected Policy Owners before we limit transfers, modify transfer procedures or refuse to complete a transfer. Transfers made pursuant to participation in a dollar cost averaging, portfolio rebalancing, or earnings sweep program are not subject to these rules. See the sections of the prospectus describing those programs for the rules of each program.

Systematic Transfer Programs

Transfers under any systematic transfer program do count toward the 15 free transfers limit. We reserve the right to alter or terminate any systematic transfer program upon thirty days advance written notice.

Ameritas Advisor II VUL	16

Dollar Cost Averaging Program

Dollar Cost Averaging allows you to automatically transfer, on a periodic basis, a set dollar amount or percentage from the Money Market Subaccount or the Fixed Account to any other Subaccount(s) or the Fixed Account. Requested percentages are converted to a dollar amount. You can begin Dollar Cost Averaging when you purchase the Policy or later. You can increase or decrease the amount or percentage of transfers or discontinue the program at any time. Dollar Cost Averaging is intended to limit loss by resulting in the purchase of more Accumulation Units when a portfolio's value is low, and fewer units when its value is high. However, there is no guarantee that such a program will result in a higher Account Value, protect against a loss, or otherwise achieve your investment goals.

Dollar Cost Averaging Rules:

▪	There is no additional charge for the Dollar Cost Averaging program.
▪	We must receive notice of your election and any changed instruction – either by Written Notice or by telephone transaction instruction.
▪	Automatic transfers can only occur monthly.
▪	The minimum transfer amount out of the Money Market Subaccount or the Fixed Account is the lesser of $250 or the balance in the Subaccount or Fixed Account. Under this program, the maximum amount that may be transferred from the Fixed Account each month is 1/36th of the Fixed Account value at the time Dollar Cost Averaging is established. While a Dollar Cost Averaging program is in effect, elective transfers out of the Fixed Account are prohibited. There is no maximum transfer amount limitation applicable to any of the Subaccounts.
▪	Dollar Cost Averaging program transfers cannot begin before the Right to Examine Transfer Date.
▪	You may specify that transfers be made on the 1st through the 28th day of the month. Transfers will be made on the date you specify (or if that is not a Business Day, then on the next Business Day). If you do not select a date, the program will begin on the next Monthly Date following the Right to Examine Transfer Date.
▪	You can limit the number of transfers to be made, in which case the program will end when that number has been made. Otherwise, the program will terminate when the amount remaining in the Money Market Subaccount or the Fixed Account is less than $100.
▪	Dollar Cost Averaging is not available when the Portfolio Rebalancing Program is elected.

Portfolio Rebalancing Program

The Portfolio Rebalancing program allows you to rebalance your Account Value among designated Subaccounts only as you instruct. You may change your rebalancing allocation instructions at any time. Any change will be effective when the next rebalancing occurs.

Portfolio Rebalancing Program Rules:

▪	There is no additional charge for the Portfolio Rebalancing program.
▪	The Fixed Account is excluded from this program.
▪	You must request the rebalancing program, give us your rebalancing instructions, or request to end this program either by Written Notice or by telephone transaction instruction.
▪	You may have rebalancing occur quarterly, semi-annually or annually.
▪	Portfolio Rebalancing is not available when the Dollar Cost Averaging Program is elected.

Earnings Sweep Program

The Earnings Sweep program allows you to rebalance your Account Value by automatically allocating earnings from your Subaccounts among designated Investment Options (Subaccounts or the Fixed Account), either based on your original Policy allocation of premiums or pursuant to new allocation instructions. You may change your Earnings Sweep program instructions at any time. Any change will be effective when the next sweep occurs.

Earnings Sweep Program Rules:

▪	There is no additional charge for the Earnings Sweep program.
▪	The Fixed Account is included in this program.
▪	You must request the Earnings Sweep program, give us your allocation instructions, or request to end this program either by Written Notice or by telephone transaction instruction.
▪	You may have your earnings sweep quarterly, semi-annually or annually.

OTHER IMPORTANT POLICY INFORMATION

Policy Application and Issuance

The Insured must not be older than age 80 on the Insured's birthday nearest to the Policy Date. The minimum initial Specified Amount of life insurance is $100,000. We may reduce the initial Specified Amount for Policies issued in connection with group or sponsored arrangements. See the Special Arrangements section, below, for details. To purchase a Policy, you must submit an application, at least

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the Initial Premium (see below), and provide evidence of the proposed Insured's insurability satisfactory to us. Before accepting an application, we conduct underwriting to determine insurability. We reserve the right to reject any application or premium. If we issue a Policy, insurance coverage will be effective as of the Policy Date.

Replacing an existing life insurance policy is not always your best choice. Evaluate any replacement carefully.

When you apply for your Policy, you will choose one of three death benefit options, which will be used to determine the death benefit.

Application in Good Order

All application questions must be answered, but particularly note these requirements:

▪	The Owner's and Insured's full name(s), Social Security number (tax identification number for a business or trust Owner), date of birth, and certain other required information must be included.
▪	Your premium allocations must be complete, be in whole percentages, and total 100%.
▪	Initial Premium requirements must be met (see below).
▪	Your signature and your agent's signature (if applicable) must be on the application.
▪	City, state and date the application was signed must be completed.
▪	You must provide all information required for us to underwrite your application (including health and medical information about the Insured, and other information we consider relevant).
▪	Please give us your email address to facilitate receiving updated Policy information by electronic delivery.
▪	There may be forms in addition to the application required by law or regulation, especially when a replacement of other coverage is involved.
▪	Your agent (if applicable) must be both properly licensed and appointed with us.

Premium Requirements

Your premium checks should be made payable to "Ameritas Life Insurance Corp." We reserve the right to reject any premiums. We may postpone crediting payment of your initial premium made by personal check until the check has been honored by your bank. Payment by certified check, banker's draft, or cashier's check will be promptly applied. Under our electronic fund transfer program, you may select a monthly payment schedule for us to automatically deduct premiums from your bank account or other sources.

Initial Premium

▪	At least the Monthly Deduction times the number of months between the Policy Date and the date the Policy is issued plus one month.

Additional Premiums

▪	Payment of additional premiums is flexible, but must be enough to cover Policy charges.
▪	If a premium increases the Net Amount at Risk, it is subject to evidence of the Insured's continued insurability and our underwriting requirements as to the amount of the increase.
▪	Planned Periodic Premiums may be paid annually, semi-annually, quarterly, or monthly. You may change your Planned Periodic Premium, subject to our approval. Because Account Value can fluctuate depending upon the performance of your selected variable Investment Options, payment of your Planned Periodic Premiums does not guarantee that your Policy will remain in force. Your Policy can lapse even if you pay all Planned Periodic Premiums on time.
▪	If there is a Policy loan, you should identify any payment intended to reduce a loan as a loan repayment; otherwise it will be treated as a premium and added to the Account Value.
▪	We reserve the right to limit premiums or refund any values so the Policy qualifies as life insurance under the federal Internal Revenue Code.

Allocating Premium

You may allocate your premiums among the variable Investment Options (the Subaccounts) and the Fixed Account option. The initial allocation instructions in your Policy application will be used for additional premiums until you change your allocation instructions.

▪	Allocations must be in whole percentages, and total 100%.
▪	You may change your allocation by sending us Written Notice or through an authorized telephone transaction. The change will apply to premiums received on or after the date we receive your Written Notice or authorized telephone transaction.
▪	All premiums will be allocated pursuant to your instructions on record with us, except your initial premium and any additional premiums received prior to your Policy's Right to Examine Transfer Date.

Prior to the Right to Examine Transfer Date, we will hold your initial Net Premium and any additional Net Premiums in the Money Market Subaccount. On the Right to Examine Transfer Date, we will invest your Account Value, which will include investment performance results, in the Investment Options pursuant to your application allocation instructions. If, by the Right to Examine Transfer Date, you decide to cancel your Policy, we will refund the premiums paid minus Policy Debt and partial withdrawals.

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Until your Policy is issued, premium payments we receive are held in our general account.

Account Value

On your Policy's Issue Date, Account Value (or "Policy Value" or "Accumulation Value") equals your initial Net Premium (premium less the Percent of Premium Charge) minus any Monthly Deductions since the Policy Date. On any Business Day thereafter, your total Account Value equals the sum of Account Value in the Separate Account variable Investment Options, the Fixed Account, and the loan account, plus any Net Premium received that Business Day, but not yet allocated.

Separate Account Value

Premiums or transfers allocated to Subaccounts are accounted for in Accumulation Units. The Account Value held in the Separate Account Subaccounts on any Business Day is determined by multiplying each Subaccount's unit value by the number of Accumulation Units held in that Subaccount. We will determine the value of the assets of each Subaccount at the close of trading on the New York Stock Exchange on each Business Day.

The unit value of each Subaccount reflects the investment performance of that Subaccount. The unit value of each Subaccount on any Business Day equals the unit value of the Subaccount on the previous Business Day multiplied by the net investment factor for the Subaccount. The net investment factor for each Subaccount can be determined on any Business Day by using the following calculation:

▪	the net asset value per share of the Subaccount's underlying portfolio as of the end of the current Business Day, plus the per share amount of any dividend or capital gain distribution paid by that underlying portfolio since the previous Business Day, plus the per share amount of any taxes payable by the Separate Account; divided by
▪	the net asset value per share of the Subaccount's underlying portfolio as of the end of the previous Business Day, minus
▪	the daily risk charge.

When transactions are made to or from a Subaccount, the actual dollar amounts are converted to Accumulation Units. The number of Accumulation Units for a transaction is equal to the dollar amount of the transaction divided by the Accumulation Unit value on that Business Day. Each transaction described below will increase or decrease your Accumulation Units.

The number of Accumulation Units in a Subaccount will increase when:

▪	Net Premiums are credited to it; or
▪	amounts are transferred to it from other Subaccounts, the Fixed Account, or the loan account.

The number of Accumulation Units in a Subaccount will decrease when:

▪	partial withdrawals (and any partial withdrawal charges) are taken from it;
▪	Advisory Fees, if applicable, are taken from it;
▪	Monthly Deductions are taken from it;
▪	transfer charges are taken from it; or
▪	amounts are transferred out of it into other Subaccounts, the Fixed Account, or the loan account.

Fixed Account Value

The Account Value of the Fixed Account on any Business Day equals:

▪	Net Premiums credited to the Fixed Account; plus
▪	any transfers from the Subaccounts or the loan account to the Fixed Account; plus
▪	interest credited to the Fixed Account; minus
▪	any partial withdrawal (and partial withdrawal charge) taken from the Fixed Account; minus
▪	any Advisory Fees, if applicable, taken from the Fixed Account; minus
▪	the Fixed Account's share of any Monthly Deductions from Account Value; minus
▪	any transfer charges taken from the Fixed Account; minus
▪	amounts transferred from the Fixed Account to the Subaccounts or the loan account.

Loan Account Value

The Account Value in the loan account on any Business Day equals:

▪	amounts transferred to the loan account from the Investment Options (the Subaccounts and the Fixed Account); plus
▪	interest credited to the loan account; minus
▪	amounts transferred from it into the Investment Options.

(Also see Defined Terms for the definition of "Policy Debt.")

Telephone Transactions

Telephone Transactions Permitted

▪	Transfers among Investment Options.
▪	Establish systematic transfer programs.
▪	Change premium allocations.

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How to Authorize Telephone Transactions

▪	Upon your authorization on the Policy application or in Written Notice to us, you, your registered representative or a third person named by you may do telephone transactions on your behalf. You bear the risk of the accuracy of any designated person's instructions to us.

Telephone Transaction Rules

▪	Must be received by close of the New York Stock Exchange ("NYSE") (usually 3 p.m. Central Time); if later, the transaction will be processed the next day the NYSE is open. Rydex Subaccount transactions must be received by 2:30 p.m. Central Time for same day processing. The 2:30 Central Time cut-off applicable to Rydex subaccount transfers applies only to transfers. All other transaction requests must be received prior to NYSE close for same day processing.
▪	Calls will be recorded for your protection.
▪	For security, you or your authorized designee must provide your Social Security number and/or other identification information.
▪	May be discontinued at any time as to some or all Owners.

We are not liable for following telephone transaction instructions we reasonably believe to be genuine.

Electronic Delivery and Communications

You may access certain documents relating to the Policy and Subaccounts electronically. Current prospectuses and reports for the Policy and Subaccounts are available on our website, and updated prospectuses are posted on or about May 1 of each year. Prospectuses may be supplemented throughout the year, and copies of all supplements are also available on our website. We post annual reports on our website shortly after March 1 each year.

We may make other documents available to you electronically through the email address that you provide to us. When electronic delivery becomes available, and upon your election to receive information online, we will notify you when a transaction pertaining to your Policy has occurred or a document impacting your Policy or the Subaccounts has been posted. In order to receive your Policy documents online you should have regular and continuous Internet access.

Misstatement of Age or Gender

If an Insured's age or gender has been misstated on the application, an adjustment will be made to reflect the correct age and gender. If the misstatement is discovered at death, the Policy death benefit and any additional benefits provided will be adjusted based on what the cost of insurance rate as of the most recent Monthly Date would have purchased at the Insured's correct age and gender. If the misstatement is discovered prior to death, the Cash Surrender Value will be adjusted, based on the Insured's correct age and gender, to reflect the expense charges, and cost of insurance rates from the Policy Date.

Suicide

We will terminate the Policy and give back the premiums received, less any partial withdrawals and Policy Debt, if the Insured, while sane or insane, commits suicide within two years (one year in North Dakota) after the date the Policy was issued. We will pay only the Monthly Deductions for an increase in Specified Amount of insurance if the Insured, while sane or insane, commits suicide within two years (one year in North Dakota) after the effective date of any increase.

Incontestability

We will not contest the Policy, in the absence of fraud, after it has been in force while the Insured is alive for two years from the Issue Date, nor will we contest any increased benefits later than two years after the effective date of such increase. If you did not request the increase or if evidence of insurability was not required, we will not contest the increase. Increased benefits, for the purposes of this provision, shall include any favorable Policy changes you request. If the Policy is reinstated, the incontestable period will start over again beginning on the reinstatement date, but only for statements made in the application for reinstatement. Riders to the Policy may have separate incontestability provisions.

Assignment

You may assign your Policy by giving Written Notice. We will not be responsible for the validity of an assignment. Unless you specify otherwise, the assignment will take effect on the date the Written Notice was signed by you. We will not be liable for any payments we make or actions we take before we receive Written Notice of an assignment. An assignment is subject to any Policy Debt.

Lapse and Grace Period

Lapse

Because Account Value can fluctuate depending upon the performance of your selected variable Investment Options, your Policy can lapse, even if you pay all Planned Periodic Premiums on time.

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Lapse of the Policy may result in adverse tax consequences. See discussion at Tax Treatment of Loans and Other Distributions.

This Policy will lapse with no value when the Policy's Cash Surrender Value is not enough to cover any due but unpaid charges.

Grace Period

If the Cash Surrender Value on any Monthly Date is less than the Monthly Deduction for the next Policy month, you will have a 61-day grace period to make a premium payment to continue your Policy. The minimum premium to continue the Policy is the amount which will result in the Cash Surrender Value on the date the grace period began being equal to the current Monthly Deduction plus the next two Monthly Deductions. At the start of the grace period, we will mail a notice of the minimum premium necessary to keep the Policy in force to you at your current address on record with us and to any assignee on record. Insurance coverage continues during the grace period. If sufficient premium is not paid by the end of the grace period, the Policy will terminate without value as of the first day of the grace period. If the Insured dies during the grace period, we will deduct outstanding Policy Debt and Policy charges due but not paid from the death benefit proceeds payable.

Reinstatement

If the Policy lapses because a grace period ended without a sufficient payment being made, you may reinstate it within five years of the date of lapse, so long as the Insured is Attained Age 80 or less. To reinstate, we must receive:

▪	Written application signed by you and the Insured;
▪	Evidence of the Insured's insurability satisfactory to us, and the insurability of any insured covered under an optional benefit rider;
▪	Premium at least equal to (a + b - c) divided by (d) where:

(a) is the sum of all due and unpaid Monthly Deductions during the grace period;

(b) is the sum of Monthly Deductions for three months from the date of reinstatement;

(c) is the Account Value at the beginning of the grace period; and

(d) is one minus the premium charge.

▪	Repayment or reinstatement of any outstanding Policy Debt.

The effective date of reinstatement will be the Monthly Date on or next following the date the reinstatement is approved.

The Account Value on the date of reinstatement will equal the Net Premium paid to reinstate the Policy; plus the Account Value at the beginning of the grace period; minus the sum of the due and unpaid Monthly Deductions during the grace period.

The Policy cannot be reinstated once it has been fully Surrendered.

Delay of Payments or Transfers

We will usually pay any amounts from the Separate Account requested as a partial withdrawal or Surrender within seven days after we receive your Written Notice. We can postpone such payments or any transfers out of a Subaccount if:

▪	the NYSE is closed for other than customary weekend and holiday closings, or trading on the NYSE is restricted as determined by the SEC; or
▪	the SEC permits delay for the protection of security holders; or
▪	an emergency exists as determined by the SEC, as a result of which it is not reasonably practical to dispose of securities, or not reasonably practical to determine the value of the net assets of the Subaccounts.

The applicable rules of the SEC will govern as to whether these conditions exist.

We may defer payments of a Policy loan, partial withdrawal or full Surrender from the Fixed Account for up to six months from the date we receive your Written Notice requesting the loan, withdrawal or Surrender.

Beneficiary

The beneficiary will receive the death benefit proceeds when the Insured dies. You name the primary beneficiary and any contingent beneficiaries in your application. If no primary beneficiary is living when the Insured dies, we will pay to the contingent beneficiary. If no contingent beneficiary is living when the Insured dies, we will pay you or your estate. Unless otherwise provided, if any beneficiary dies within 30 days after the Insured dies as the result of a common disaster, we will pay the death benefit proceeds as if that beneficiary died first.

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Unless your beneficiary designation provides otherwise, we will follow these rules:

▪	We will pay equal shares when more than one beneficiary of the same class is to share the funds.
▪	No revocable beneficiary has rights in this Policy until the Insured dies.
▪	An irrevocable beneficiary cannot be changed without his or her consent.
▪	The interest of any beneficiary is subject to the rights of any assignee shown on our records.
▪	When beneficiaries are not shown by name (such as "children"), we may find who they are from sworn statements and not wait for court records.

You may change your beneficiary at any time while the Insured is living by sending Written Notice to us. We must approve any change. If approved, the change will be effective as of the date you signed the Written Notice. We will not be liable for any payments we make or actions we take before the change is approved.

Minor Owner or Beneficiary

Generally, a minor may not own the Policy solely in the minor's name and cannot receive payments directly as a Policy beneficiary. In most States parental status does not automatically give parents the power to provide an adequate release to us to make beneficiary payments to the parent for the minor's benefit. A minor can "own" a Policy through the trustee of a trust established for the minor's benefit, or through the minor's named and court appointed guardian, who owns the Policy in his or her capacity as trustee or guardian. Where a minor is a named beneficiary, we may be able to pay the minor's beneficiary payments to the minor's trustee or guardian. Some States allow us to make such payments up to a limited amount directly to parents. Parents seeking to have a minor's interest made payable to them for the minor's benefit are encouraged to check with their local court to determine the process to claim proceeds on behalf of the minor; it is often a very simple process that can be accomplished without the assistance of an attorney. If there is no adult representative able to give us an adequate release for payment of the minor's beneficiary interest, we will retain the minor's interest on deposit until the minor attains the age of majority.

Policy Changes

You may request to change your Specified Amount, death benefit option, or riders. Any change to your Policy is effective only if by Written Notice on a form acceptable to us, and then only when recorded on our records. Information on how to contact us to determine what information is needed and where you can get various forms for Policy changes is shown on this prospectus' first two pages and last page.

A change of Owner may be made at any time by Written Notice, and will take effect on the date Written Notice is signed by you. Such change of Owner is subject to any action we take prior to the date we receive Written Notice when based on instructions we received from the Owner of record.

When a Policy change is made, we will send you a revised Policy schedule that will show the updated coverage and any new charges.

"Right to Examine" Period

You may cancel your Policy for a refund during your "right to examine" or "free look" period. This period expires 10 days after you receive your Policy (30 days after if it is a replacement for another policy), or 45 days after your application is signed, whichever is later. (The "right to examine" period is longer in some states, ranging from 15 to 30 days.) If you decide to cancel the Policy, you must return it by mail or delivery to the home office or to the Ameritas Life selling agent by the date the "right to examine" period expires. Your Policy will be void from the beginning. We will refund the premiums paid minus Policy Debt and partial withdrawals, unless otherwise required by state law.

Optional Features

Subject to certain requirements, one or more of the optional insurance benefits described in

APPENDIX A may be added to your Policy by rider. The cost of any optional insurance benefit will be deducted monthly from Account Value as stated in this prospectus' CHARGES section.

Nonparticipating

The Policy is nonparticipating. No dividends will be paid under the Policy.

Special Arrangements

Where permitted by state regulation, we may make Policies available through various special arrangements. We may reduce or waive the premium charge and/or the monthly administrative charge under Policies purchased by:

1.	our directors, officers, current or retired employees ("employees"), or agents, or affiliates thereof, or their spouses or dependents;
2.	directors, officers, employees, or agents of broker-dealers that have entered into selling agreements with Ameritas Investment Company, LLC relating to the Policies, or their spouses or dependents; or
3.	directors, officers, employees, or affiliates of the portfolios or investment advisers or sub-advisers or distributors thereof, or their spouses or dependents.
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Any interested person can contact our Service Center concerning the availability of special arrangements. In addition, in the future, we may reduce or waive the premium charge if a Policy is purchased by the Owner of another policy we issued, and/or through transfer or exchange from a life insurance policy we issued, each in accordance with rules we establish and apply on a uniform basis. Reductions or waivers of the premium charge and the monthly administrative charge reflect the reduced sales and administrative effort associated with Policies sold to the Owners specified.

We may issue Policies to group or sponsored arrangements, as well as on an individual basis. A "group arrangement" includes a program under which a trustee, employer or similar entity purchases Policies covering a group of individuals. An example of such an arrangement is a non-qualified deferred compensation plan. A "sponsored arrangement" includes but is not limited to a program under which an employer permits group solicitation of its employees or an association permits group solicitation of its members for the purchase of Policies on an individual basis. The Policies may not be available in connection with group or sponsored arrangements in all states.

For Policies issued in connection with group or sponsored arrangements, we may reduce or waive one or more of the following charges: the premium charge; the monthly charge for the cost of insurance; rider charges; monthly administrative charges; daily risk charges (for mortality and expense risk); and/or the transfer charge. We may also reduce the minimum Specified Amount per Policy. In addition, the interest rate credited on amounts taken from the Subaccounts as a result of a loan may be increased for these Policies. We will waive or reduce these charges as described below and according to our rules in effect when the Policy application is approved.

To qualify for a waiver or reduction, a group or sponsored arrangement must satisfy certain criteria, for example, size of the group, or number of years in existence. Generally, the sales contacts and effort, administrative costs, insurance cost, and mortality and expense risk per Policy may vary based on such factors as the size of the group or sponsored arrangement, its stability, the purposes for which the Policies are purchased, and certain characteristics of its members (including underwriting-related factors that we determine result in lower anticipated expenses of providing insurance coverage, and/or lower mortality and expense risk, under Policies sold to members of the group or through the sponsored arrangement). The amount of any reduction and the criteria for qualification will reflect the reduced sales and administrative effort resulting from sales to qualifying group or sponsored arrangements, and/or the reduced anticipated cost of insurance or mortality and expense risk under such Policies. We may modify from time to time the amount or availability of any charge reduction or waiver, or the criteria for qualification.

Charge reductions or waivers will not be unfairly discriminatory against any person, including the affected Owners and all other owners of Policies funded by the Separate Account.

POLICY DISTRIBUTIONS

The principle purpose of the Policy is to provide a death benefit upon the Insured's death, but before then you may also borrow against the Policy's Cash Surrender Value, take a partial withdrawal, or fully Surrender it for its Cash Surrender Value. Tax penalties may apply to amounts taken out of your Policy. The Policy will terminate and all insurance will stop when the Insured dies.

Death Benefit

Upon the Insured's death, we will pay to the Policy beneficiary:

▪	the death benefit on the Insured's life under the death benefit option in effect; plus
▪	any additional life insurance proceeds provided by any optional benefit or rider; minus
▪	any Policy Debt; minus
▪	any overdue Monthly Deductions, including the Monthly Deduction for the month of death.

We will pay the death benefit proceeds after we receive satisfactory proof that the Insured died while the Policy was in force and other proof that we may require in order to investigate the claim. We will pay the death benefit proceeds in a lump-sum payment to the beneficiary. We will include interest from the Insured's date of death to the payment date. The rate of interest will be at least the amount required by law. Full payment of the death benefit proceeds discharges us from any and all claims.

Death Benefit Options

When you apply for your Policy, you will choose one of three death benefit options, which will be used to determine the death benefit.

Death Benefit Option A

Under Option A, the death benefit is the greater of:

▪	the Specified Amount of insurance coverage; and
▪	the Account Value multiplied by the corridor factor.
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Death Benefit Option B

Under Option B, the death benefit is the greater of:

▪	the Specified Amount of insurance coverage plus the Account Value; and
▪	the Account Value multiplied by the corridor factor.

Death Benefit Option C

Under Option C, the death benefit is the greater of:

▪	the Specified Amount of insurance coverage plus the sum of premiums paid minus the sum of partial withdrawals taken; and
▪	the Account Value multiplied by the corridor factor.

If you select Option C and the sum of partial withdrawals taken is greater than the sum of premiums paid, the death benefit may be less than the Specified Amount.

When you apply for your Policy, you will also choose one of two alternative tests to evaluate whether your Policy qualifies as a life insurance contract under the Internal Revenue Code. Once you have chosen a test for tax qualification, you cannot change it. If you choose the guideline premium test, total premium payments may not exceed the guideline premium payment limitations for life insurance set forth under the Internal Revenue Code. If you choose the cash value accumulation test, the guideline premium limitations do not apply. The corridor factors are shown in the Policy schedule.

Changes in Death Benefit Option

You select the death benefit option when you apply for the Policy. You also may change the death benefit option after the first Policy year, as discussed below.

Changes in Death Benefit Option Rules

▪	Your request for a change must be by Written Notice.
▪	You can only change your Policy death benefit option once each Policy year. The change will be effective on the Monthly Date after we receive (or, if evidence of insurability is necessary, after we approve) your Written Notice.
▪	There is no fee to change your Policy death benefit option.
▪	Changing from Option B to Option A, or from Option C to Option A: The Specified Amount will not change, and the death benefit will be reduced to equal the Specified Amount.
▪	Changing from Option A to Option B, or from Option C to Option B: The Specified Amount will be adjusted so that the Net Amount at Risk is unchanged.
▪	The change is allowed only if the new Specified Amount of insurance meets the requirements stated in the Changes in Specified Amount section, below.

Changes in Specified Amount

The initial Specified Amount is set at the time we issue your Policy. The Specified Amount may change from time to time, as discussed below. A change in Specified Amount could have federal tax consequences (See the TAX MATTERS section).

On or after one year from the Policy Date, you may change the current Specified Amount of insurance coverage by Written Notice on a form provided by us, and subject to our approval.

INCREASE in Coverage Rules

▪	The minimum amount of an increase in Specified Amount of insurance coverage is $25,000.
▪	An increase of the Specified Amount will require evidence of insurability satisfactory to us and be subject to our underwriting limits in place at that time.
▪	Any increase of the Specified Amount will be subject to increased cost of insurance charges and monthly Specified Amount charges, based on the Insured's gender and the Issue Age and rate class for the increase. You will receive a revised Policy schedule stating the increased charges.

DECREASE in Coverage Rules

▪	The amount of any decrease may be no less than $1,000.
▪	Any reduction in the Specified Amount will be in the following order:
•	first, reduce the most recent increase of the Specified Amount;
•	then, the next most recent increases; and
•	finally, the Policy's initial Specified Amount.
▪	Any decrease of the Specified Amount you request will not reduce the monthly Specified Amount charges in effect at the time of the decrease.
▪	The Specified Amount of coverage after the decrease must be at least $50,000. We may limit any requested decrease to the amount necessary to keep the Policy in compliance with maximum premium limits under federal tax law.

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No Maturity Date

This Policy does not have a maturity date. If the insured is still living at attained age 121, all monthly deductions will cease, and we will not accept any additional premiums except for amounts required to keep the policy in force. New loans and loan repayments can continue to be made and the loan balance will continue to accrue interest. The death benefit option will be changed to Option A, and partial withdrawals are not permitted after attained age 121. You may surrender your policy if you do not want coverage to continue past attained age 121.

Policy Loans

You may obtain a loan secured by the Cash Surrender Value of your Policy. Any loan transaction will permanently affect your Account Value. We may require you to sign a loan agreement. You may ask your sales representative or us to provide illustrations giving examples of how a loan might affect your Account Value, Cash Surrender Value and death benefit.

Surrender or lapse of a Policy while a loan is outstanding could result in significant tax consequences. See the discussion at Tax Treatment of Loans and Other Distributions.

Amount You Can Borrow	Loan Interest Rate

Standard Policy Loan. You may borrow no more than:

▪  the Cash Surrender Value; minus

▪  loan interest on Policy Debt including the requested loan to the next Annual Date; minus

▪  the sum of the next three Monthly Deductions.

Standard Loan Interest Rate. Current net annual loan interest rate of 1.0%: we charge a current interest rate with a 4.0% effective annual yield (guaranteed not to exceed 4.0%), but we also credit an interest rate with an effective annual yield of 3.0% to any amounts in the loan account.
Amount You Can Borrow	Loan Interest Rate

Preferred Rate Policy Loan. After five (5) Policy years, a portion of the Policy Debt may qualify for the preferred loan interest rate. The portion eligible for the preferred loan interest rate is:

▪  the Account Value; plus

▪  the sum of partial withdrawals taken, minus

▪  the sum of premiums paid.

Preferred Loan Interest Rate. Current net annual loan interest rate of 0.0%: we charge a current interest rate with a 3.0% effective annual yield (guaranteed not to exceed 3.5%), but we also credit an interest rate with an effective annual yield of 3.0% to any amounts in the loan account.

Loan Rules

▪	The Policy must be assigned to us as security for the loan.
▪	We will accept a loan request signed by you on our form of Written Notice by mail or facsimile. However, when accepting a request by a method not requiring an original signature, there is a greater possibility that unauthorized persons can manipulate your signature and make changes on your Policy (including withdrawals) without your knowledge.
▪	We will transfer all loan amounts from the Subaccounts and the Fixed Account to a loan account. The amounts will be transferred on a Pro-Rata basis, unless you instruct us otherwise. If the value of an Investment Option after a transfer pursuant to your instructions is less than $100, the amounts will be transferred on a Pro-Rata basis.
▪	Loan interest is due on each Annual Date. If the interest is not paid when due, we will transfer an amount equal to the unpaid loan interest only from the Policy Investment Options you designate; if that is not possible (due to insufficient value in an Investment Option you elect) or you have not provided such instructions, we will deduct loan interest on a Pro-Rata basis from balances in all Subaccounts and the Fixed Account.
▪	If Policy Debt exceeds Account Value minus accrued expenses and charges, you must pay the excess or your Policy will lapse.
▪	You may repay Policy Debt in full or in part any time while the Policy is in force. We will deduct the amount of the loan repayment from the loan account and allocate that amount among the Subaccounts and the Fixed Account in the same percentages as Net Premium is allocated on the date of repayment. You must instruct us to treat your payment as a loan repayment; otherwise, we will treat any unspecified payment as premium.
▪	The death benefit will be reduced by the amount of any Policy Debt on the date of the Insured's death.
▪	We may defer making a loan from the Fixed Account for up to six months unless the loan is to pay premiums to us.

Cash Surrender

While the Insured is alive, you may terminate the Policy for its Cash Surrender Value. After a full Surrender, all your rights in the Policy end, and you may not reinstate the Policy.

Ameritas Advisor II VUL	25

Cash Surrender Rules

▪	We will accept a full Surrender request signed by you on our form of Written Notice by mail or facsimile. However, when accepting a request by a method not requiring an original signature, there is a greater possibility that unauthorized persons can manipulate your signature and make changes on your Policy (including withdrawals) without your knowledge.
▪	The Policy has no Surrender charge.
▪	We may defer Surrender payments from the Fixed Account for up to six months from the date we receive your request.

Partial Withdrawal

While the Insured is alive, you may withdraw part of the Account Value. The amount requested and any partial withdrawal charge will usually be deducted from the Account Value on the date we receive your request if received before 3 p.m. Central Time.

If Death Benefit Option A (described above) is in effect, then the Specified Amount will be reduced by the partial withdrawal amount plus any fee.

If Death Benefit Option B or Option C (described above) is in effect, the Account Value will be reduced by the amount of the partial withdrawal, but the Specified Amount of insurance coverage will not change.

If Death Benefit Option C (described above) is in effect and the sum of partial withdrawals taken is greater than the sum of premiums paid, the death benefit may be less than the Specified Amount.

Partial Withdrawal Rules

▪	We will accept a partial withdrawal request signed by you on our form of Written Notice by mail or facsimile.
▪	The applicable partial withdrawal charge is stated in the CHARGES section of this prospectus.
•	The minimum partial withdrawal amount is $100; the maximum is an amount such that the remaining Cash Surrender Value is at least an amount sufficient to maintain the Policy in force for the next three months.
▪	A partial withdrawal is irrevocable.
▪	For tax purposes, partial withdrawals are treated as made first from premiums paid and then from earnings, beginning with the most recent premium payment, unless the Policy is a modified endowment contract.
▪	Partial withdrawals will be deducted from your Policy Investment Options on a Pro-Rata basis, unless you instruct us otherwise. If the value of an Investment Option after a withdrawal pursuant to your instructions is less than $100, the amounts will be deducted on a Pro-Rata basis.
▪	Partial withdrawals result in cancellation of Accumulation Units from each applicable Subaccount.
▪	We reserve the right to defer withdrawal payments from the Fixed Account for up to six months from the date we receive your request.
▪	Depending upon the circumstances, a partial withdrawal may have tax consequences.

Payment of Policy Proceeds

A primary function of a life insurance policy is to provide payment of Policy proceeds. Policy proceeds are payable upon the Insured's death, a full Surrender or partial withdrawal of Account Value, or upon any other benefit where certain proceeds are payable. We will make payment in a lump sum to the beneficiary.

Rules for Payment of Policy Proceeds

▪	Payees must be individuals who receive payments in their own behalf unless otherwise agreed to by us.
▪	We may require proof of your age or survival or the age or survival of the payee.
▪	No payee may commute, encumber or alienate any proceeds under this Policy before they are due. No proceeds are subject to attachment for any debt or obligation of any payee.

Payment of Death Benefit Proceeds

We may pay death benefit proceeds in a lump sum by establishing an interest bearing account for the beneficiary, in the amount of the death benefit proceeds payable. The same interest rate schedule and other account terms will apply to all beneficiary accounts in place at any given time. We will send the beneficiary a checkbook within seven days after we receive all the required documents, and the beneficiary will have immediate access to the account simply by writing a check for all or any part of the amount of the death benefit proceeds payable. The account is part of our general account. It is not a bank account and it is not insured by the FDIC or any other government agency. As part of our general account, it is subject to the claims of our creditors. We receive a benefit from all amounts left in the general account.

Ameritas Advisor II VUL	26

TAX MATTERS

The following is only general information about federal tax law and is not intended as tax advice to any individual. Tax laws affecting the Policy are complex, may change and are affected by your facts and circumstances. We cannot guarantee the tax treatment of the Policy or any transaction involving the Policy. You should consult your own tax adviser as to how these general rules and any applicable taxes will apply to you if you purchase a Policy.

Life Insurance Qualification; Tax Treatment of Death Benefit

The Internal Revenue Code, as amended (the "Code") defines a life insurance contract for federal income tax purposes. This definition can be met if an insurance contract satisfies either one of two tests. The Code and related regulations do not directly address the manner in which these tests should be applied to certain features of the Policy. Thus, there is some uncertainty about how those tests apply to the Policy.

Nevertheless, we believe the Policy qualifies as a life insurance contract for federal tax purposes, so that:

▪	you should not be considered in constructive receipt of the Cash Surrender Value, including any increases in Cash Surrender Value, unless and until it is distributed from the Policy and
▪	the death benefit generally should be fully excludable from the beneficiary's gross income; however, special rules apply to employer owned life insurance or if the policy is transferred for value, particularly in a reportable policy sale. The death benefit of life insurance owned by an employer is taxable unless the Insured is a certain class of employee and has been given notice and has consented to coverage on his life. Specific statutory requirements must be satisfied for the death benefit of employer owned life insurance to be excluded from taxable income.

We reserve the right to make such changes in the Policy as we deem necessary to assure it qualifies as a life insurance contract under the Code and continues to provide the tax benefits of such qualification.

Modified Endowment Contracts. The Code establishes a class of life insurance contracts designated as modified endowment contracts. Distributions from a modified endowment contract are taxed under different rules, most notably distributions are treated as from income first (to the extent of any gain in the contract) then from cost basis. There are other differences related to modified endowment contracts, such as loans being treated as a distribution (see Tax Treatment of Loans and Other Distributions below). The rules governing whether a Policy will be treated as a modified endowment contract are extremely complex. In general, a Policy is a modified endowment contract if the accumulated premium payments made at any time during the first seven Policy years exceed the sum of the net level premium payments which would have been paid on or before such time if the Policy provided for paid-up future benefits after the payment of seven level annual premiums. A Policy may also become a modified endowment contract because of a material change. The determination of whether a Policy is a modified endowment contract after a material change generally depends upon the relationship of the Policy's death benefit and Account Value at the time of such change and the additional premium payments made in the seven years following the material change. A Policy may also become a modified endowment contract if the death benefit is reduced.

This Policy's flexibility and how you tailor it to meet your needs could cause it to be a modified endowment contract. We recommend you consult with a tax adviser to determine if desired Policy transactions may cause such treatment. When a premium payment is credited which we believe causes the Policy to become a modified endowment contract, we will notify you and offer you the opportunity to request a refund of that premium in order to avoid such treatment. You have 30 days after receiving such a notice to request the refund.

A Policy issued in exchange for a modified endowment contract is also treated as a modified endowment contract. However, we believe that a Policy issued in exchange for a life insurance Policy that is not a modified endowment contract will generally not be treated as a modified endowment contract if the death benefit of the Policy is greater than or equal to the death benefit of the Policy being exchanged. The payment of any premiums at the time of or after the exchange may, however, cause the Policy to become a modified endowment contract. You may, of course, choose to not make additional payments in order to prevent a Policy from being treated as a modified endowment contract.

Special Considerations for Corporations and Employers

Premium paid by a business for a life insurance Policy is not deductible as a business expense or otherwise if the business is directly or indirectly a beneficiary of the Policy. In 2006, Congress adopted new rules relating to Employer Owned Life Insurance. Any employer contemplating the purchase of a new life insurance contract or a change in an existing contract should observe the Employee Notice and Consent requirements to avoid the income taxation of the life insurance death benefits and consult a tax adviser regarding filing IRS Form 8925.

Ameritas Advisor II VUL	27

Tax Treatment of Loans and Other Distributions

Upon a Surrender or lapse of the Policy, if the amount received plus any outstanding Policy Debt exceeds the total cost basis in the Policy, the excess generally will be treated as ordinary income subject to tax, regardless of whether a Policy is or is not a modified endowment contract. However, the tax consequences of distributions from, and loans taken from or secured by, a Policy depend on whether the Policy is classified as a modified endowment contract.

"Cost Basis in the Policy" means: • the total of any premium payments or other consideration paid for the Policy, minus • any withdrawals previously recovered that were not taxable.

Distributions from Policies Classified as Modified Endowment Contracts are subject to the following tax rules:

▪	All distributions, including Surrender and partial withdrawals, are treated as ordinary income subject to tax to the extent the Account Value immediately before the distribution exceeds the cost basis in the Policy at such time.
▪	Loans from or secured by the Policy are treated as distributions and taxed accordingly. If you do not repay loan interest, the loan interest itself is treated as a distribution.
▪	A 10% additional income tax is imposed on the portion of any distribution, loan, or assignment of the Policy that is included in income except where the distribution or loan is made on or after the Owner attains age 59½, is attributable to the Owner's becoming disabled, or is part of a series of substantially equal periodic payments for the life (or life expectancy) of the Owner or the joint lives (or joint life expectancies) of the Owner and the Owner's beneficiary.

Distributions from Policies Not Classified as Modified Endowment Contracts are generally treated as first recovering the cost basis in the Policy and then, only after the return of all such cost basis in the Policy, as distributing taxable income. An exception to this general rule occurs in the case of a decrease in the Policy's death benefit or any other change that reduces benefits under the Policy in the first 15 years after the Policy is issued and that results in a cash distribution to the Owner in order for the Policy to continue complying with the Code's definition of life insurance. Such a cash distribution will be taxed in whole or in part as ordinary income (to the extent of any gain in the Policy).

Loans from, or secured by, a Policy that is not a modified endowment contract are not treated as distributions. However, it is possible that reduced rate loans could be treated as distributions rather than loans.

Distributions (including upon Surrender and partial withdrawals) and loans from, or secured by, a Policy that is not a modified endowment contract are not subject to the 10% additional income tax rule. If a Policy is not now but later becomes a modified endowment contract, then any distributions made from the Policy within two years prior to the change will become taxable pursuant to modified endowment contract rules.

Other Policy Owner Tax Matters

Depending on the circumstances, the exchange of a Policy, a change in the Policy's death benefit option, a Policy loan, a partial or full Surrender, a lapse, a change in ownership, or an assignment of the Policy may have federal income tax consequences. In addition, federal, state and local transfer and other tax consequences of ownership or receipt of distributions from a Policy depend on the circumstances of each Owner or beneficiary.

Interest paid on Policy loans generally is not tax deductible.

Advisory Fee Endorsement. Paying Advisory Fees from the Policy is considered a distribution and may have tax consequences. The Internal Revenue Service has not ruled on the use of this endorsement. We strongly urge you to consult legal counsel and your personal tax adviser.

Aggregation of modified endowment contracts. Pre-death distributions (including a loan, partial withdrawal, collateral assignment or full Surrender) from a Policy that is treated as a modified endowment contract may require a special aggregation to determine the amount of income recognized on the Policy. If we or any of our affiliates issue more than one modified endowment contract to the same Policy Owner within any 12-month period, then for purposes of measuring the income on the Policy with respect to a distribution from any of those Policies, the income for all those Policies will be aggregated and attributed to that distribution.

Federal and state estate, inheritance and other tax consequences of ownership or receipt of proceeds under the Policy depend upon your or the beneficiary's individual circumstances.

Diversification requirements. Investments of the Separate Account must be "adequately diversified" for the Policy to qualify as a life insurance contract under the Code. Any failure to comply with diversification requirements could subject you to immediate taxation on the incremental increases in Account Value plus the cost of insurance protection for the year. However, we believe the Policy complies fully with such requirements.

Ameritas Advisor II VUL	28

Owner control. The Treasury Department stated that it anticipates the issuance of regulations or rulings prescribing the circumstances in which your control of the investments of the Separate Account may cause you, rather than us, to be treated as the owner of the assets in the Separate Account. To date, no such regulations or guidance has been issued. If you are considered the owner of the assets of the Separate Account, income and gains from the Separate Account would be included in your gross income.

The ownership rights under the Policy are similar to, but different in certain respects from, those described by the IRS in rulings in which it determined that owners were not owners of separate account assets. For example, you have additional flexibility in allocating Policy premium and Account Value. These differences could result in you being treated as the owner of a Pro-Rata share of the assets of the Separate Account. In addition, we do not know what standards will be set forth in the regulations or rulings which the Treasury may issue. We therefore reserve the right to modify the Policy as necessary to attempt to prevent you from being considered the owner of the assets of the Separate Account.

Paid-Up Life Insurance Benefit Endorsement. Electing this benefit may have adverse tax consequences. The Internal Revenue Service has not ruled on the use of this endorsement. We strongly urge you to consult legal counsel and your personal tax adviser before electing this benefit.

Tax-advantaged arrangements. The Policy may be used in various arrangements, including non-qualified deferred compensation, split dollar arrangements and others. The tax consequences of such arrangements may vary depending on the particular facts and circumstances of each individual arrangement. If you are contemplating the use of the Policy in any arrangement the value of which depends in part on its tax consequences, you should be sure to consult a qualified tax adviser regarding the tax attributes of the particular arrangement and the suitability of this Policy for the arrangement.

Split-Dollar Arrangements. The IRS and the Treasury Department have issued guidance that substantially affects split-dollar arrangements. Consult a qualified tax adviser before entering into or paying additional premiums with respect to such arrangements.

Also, on July 30, 2002, the Sarbanes-Oxley Act of 2002 became law and required significant accounting and corporate governance reform. This Act prohibits, with limited exceptions, publicly-traded companies from extending many types of personal loans to their directors or executive officers. This prohibition may be interpreted as applying to some arrangements for split-dollar life insurance policies for directors and executive officers of such companies, since such insurance may be viewed as involving a loan from the employer for at least some purposes. Any affected business contemplating the payment of a premium on an existing Policy, or the purchase of a new Policy, in connection with a split-dollar life insurance arrangement should consult legal counsel.

Tax Shelter Regulations. Prospective owners should consult a tax adviser about the treatment of the Policy when used in a plan or arrangement that under the Treasury Regulations would be considered a tax shelter.

LEGAL PROCEEDINGS

We and our subsidiaries, like other life insurance companies, are subject to regulatory and legal proceedings in the ordinary course of our business. Certain of the proceedings we are involved in assert claims for substantial amounts. While it is not possible to predict with certainty the ultimate outcome of any pending or future case, legal proceeding or regulatory action, we do not expect the ultimate result of any of these actions to result in a material adverse effect on the Separate Account, our ability to meet our obligations under the Policies, or AIC's ability to perform its obligations. Nonetheless, given the large or indeterminate amounts sought in certain of these matters, and the inherent unpredictability of litigation, it is possible that an adverse outcome in certain matters could from time to time have a material adverse effect on any or all of the above.

HOW TO GET FINANCIAL STATEMENTS

Our financial statements are included in a Statement of Additional Information ("SAI"). For information on how to obtain copies of these financial statements, at no charge, see the STATEMENT OF ADDITIONAL INFORMATION; REGISTRATION STATEMENT provision on the last page of this prospectus.

Ameritas Advisor II VUL	29

APPENDIX A: OPTIONAL FEATURES

This Appendix is intended to provide only a very brief overview of additional benefits available to be added to your Policy by rider. Some of these features are only available at the time the Policy is issued, and may not be added later. For more information, contact your registered representative or us. Certain riders may not be available in all States. The cost for each rider, if any, is explained in the CHARGES section.

Accelerated Benefit Rider

This rider provides the ability to accelerate the death benefit to be a living benefit, allowing you to withdraw value from the Policy, as defined in the rider, in the event of diagnosis of terminal illness. The amount available as a living benefit is less than the total death benefit payable under the Policy.

Advisory Fee Endorsement

This endorsement provides the ability to pay Advisory Fees to a registered investment advisor who has an agreement with the Policy owner. Advisory Fees shall not exceed 1.5% of the account value on an annualized basis.

Children's Insurance Rider

This rider provides term life insurance protection, as defined in the rider, for the Insured's children.

Paid-Up Insurance Benefit Endorsement

This endorsement protects your Policy from lapsing under certain conditions when your outstanding Policy Debt is large relative to your Account Value and Specified Amount.

Waiver of Monthly Deduction Rider

This rider provides that during periods of the Insured's total disability, as defined in the rider, certain Policy charges and charges for any Policy riders will be waived.

Ameritas Advisor II VUL	30

APPENDIX B: State-Specific Contract Provisions

Certain features of your Policy may be different than the features described in the prospectus if your Policy is issued in the state or district described below. Further variations may arise; the variations are subject to change without notice.

California.

Requires a special Policy Cover for seniors age 60 and over with a 30 day free look period.

Florida.

Grace Period: 30 day grace period.

Reinstatement: The policy may be put back in force by written notice within three years.

North Dakota.

Policy Right to Examine Provision: 20 day free look.

Ameritas Advisor II VUL	31

DEFINED TERMS

Defined terms, other than "we, us, our," "you and your," are shown using initial capital letters in this prospectus.

Account Value / Accumulation Value / Policy Value means the sum of Net Premiums paid, minus partial withdrawals, minus Policy charges, plus interest credited to the Fixed Account and the loan account, adjusted for gains or losses in the Subaccounts. The Account Value is comprised of amounts in the Subaccounts, the Fixed Account, and the loan account.

Accumulation Unit means an accounting unit of measure used to calculate the Account Value allocated to a Subaccount of the Separate Account. It is similar to a share of a mutual fund.

Advisory Fee means fees deducted from your Policy pursuant to the independent agreement you may have with a registered investment advisor. The fees deducted are used to compensate your advisor for any management of your Policy, subject to the terms you and your advisor have mutually agreed upon, and will not exceed 1.5% of the Account Value on an annualized basis.

Annual Date means the same date each year as the Policy Date.

Attained Age means the Issue Age plus the number of completed Policy years. With respect to any increase in Specified Amount, Attained Age means the Issue Age for the increase plus the number of complete years since the increase.

Business Day means each day that the New York Stock Exchange is open for trading.

Cash Surrender Value means the Account Value minus any Policy Debt.

Company, We, Us, Our, Ameritas Life means Ameritas Life Insurance Corp.

Fixed Account is an account that credits a fixed rate of interest guaranteed by us and is not affected by the experience of the variable Investment Options of the Separate Account. The Fixed Account is part of our general account.

Insured means the person shown on the Policy schedule upon whose life this Policy is issued.

Investment Options means collectively the Subaccounts and the Fixed Account. You may allocate Net Premiums and reallocate Account Value among the Investment Options.

Issue Age means the Insured’s age as of the birthday nearest to the Policy Date. With respect to any increase in Specified Amount, Issue Age means the Insured’s age as of the birthday nearest to the date of the increase.

Issue Date means the date on which the suicide and incontestability periods begin. If we have received the initial premium from you, the Issue Date will also be the date when you have life insurance coverage with us. If we have not received the initial premium from you, you WILL NOT have coverage until the date on which we receive the initial premium from you.

Monthly Date means the same date of each month as the Policy Date.

Monthly Deduction means a charge made against the Account Value on each Monthly Date for the coverage provided by this Policy and any attached riders.

Net Amount at Risk means the death benefit on the Monthly Date, discounted at the Fixed Account minimum credited rate for one month, minus the Account Value on the Monthly Date, after the Monthly Deduction has been taken except for the cost of insurance.

Net Premium means the premium paid reduced by the premium charge, which will not exceed the maximum premium charge shown on the Policy schedule.

Planned Periodic Premium means a level premium you intend to pay at a fixed interval. The Planned Periodic Premium is shown on the Policy schedule.

Policy Date means the date from which Policy months, years and anniversaries are measured. The Policy Date will be determined by us unless you request a different Policy Date that we approve. If the Issue Date is after the Policy Date or we have not received the initial premium from you, you WILL NOT have life insurance coverage on the Policy Date.

Policy Debt means the sum of all unpaid Policy loans and accrued interest on Policy loans.

Pro-Rata means allocating a dollar amount among the Investment Options in proportion to the Account Value in those Investment Options.

Ameritas Advisor II VUL	32

Right to Examine Transfer Date means 13 days after the Issue Date, or if later, the date all requirements necessary to place the Policy in force are delivered to us.

Specified Amount means a dollar amount used to determine the death benefit of your Policy. It is shown on the Policy schedule. You may increase or decrease it as provided in your Policy.

Subaccounts means the divisions within the Separate Account for which Accumulation Units are separately maintained. Each Subaccount corresponds to a single underlying non-publicly traded portfolio.

Surrender means termination of this Policy at your request for its Cash Surrender Value while the Insured is alive.

Written Notice means information we have received at Ameritas Life, Service Center, P.O. Box 81889, Lincoln, NE 68501 (or 5900 O Street, Lincoln, NE 68510), fax 402-467-7335. A Written Notice must be signed by you, in good order, and on a form approved by or acceptable to us. Call us if you have questions about what form or information is required. When notice is permitted and sent to us by facsimile, we have the right to implement the request if the copied or facsimile signature appears to be a copy of your genuine original signature.

You, Your, Owner means the Owner as shown on the Policy schedule, unless changed. Ownership of this Policy may be held jointly. The Insured may or may not be the Owner.

Illustrations

Illustrations are tools that can help demonstrate how the Policy operates, given the Policy's charges, Investment Options and any optional features selected, how you plan to accumulate or access Account Value over time, and assumed rates of return. Illustrations may also be able to assist you in comparing the Policy's death benefits, Cash Surrender Value and Account Value with those of other variable life insurance policies based upon the same or similar assumptions. You may ask your sales representative or us (at our toll-free telephone number) to provide an illustration based upon your specific situation. You may annually request, without charge, an illustration from us. We may charge a reasonable fee, not to exceed the maximum shown on the Policy schedule page, for additional illustrations requested in the same Policy year.

Statement of Additional Information; Registration Statement

A Statement of Additional Information ("SAI") dated May 1, 2021 contains other information about the Separate Account and the Policy. You may obtain a copy by calling our toll-free telephone number below. Within three Business Days after we receive your request for an SAI, we will send your copy, without charge, by first class mail or email. Information about the Separate Account (including the SAI), is available on the SEC's website (www.sec.gov), or can be reviewed and, for a fee, copied at or ordered from the SEC's Public Reference Room, 100 F Street NE, Washington, D.C. 20549-0102. (You may direct questions to the SEC at 202-942-8090.)

Ameritas Advisor II VUL	33

REPORTS TO YOU

We will send a statement to you at least annually showing your Policy's death benefit, Account Value and any Policy Debt. If your Policy activity is limited to scheduled periodic premiums automatically deducted from your bank or investment account, the annual report will also be the only confirmation you have of premium payments and regular Monthly Deductions. We will confirm any other premium payments, Policy Debt, transfers between Investment Options, lapses, Surrender, partial withdrawals, and other Policy transactions as they occur. You will receive additional periodic reports that the SEC may require.

THANK YOU

for reviewing this prospectus. You should also review the fund prospectus for the portfolio underlying each Subaccount variable Investment Option you wish to select.

IF YOU HAVE QUESTIONS,

about the Policy described in this prospectus,

or wish to request a Statement of Additional Information, telephone us at:

Ameritas Life Insurance Corp.

Telephone: 800-255-9678

for all other matters, write or telephone us at:

Ameritas Life Insurance Corp.

Service Center

P.O. Box 81889

Lincoln, Nebraska 68501

or

5900 O Street

Lincoln, Nebraska 68510

Toll-Free Telephone: 800-255-9678

Fax: 402-467-7335

Interfund Transfer Request Fax: 402-467-7923

Website: ameritasdirect.com

REMEMBER, THE CORRECT FORM is important for us to process your Policy elections and changes accurately. Many service forms can be found when you access your account through our website. Or, call us at our toll-free number and we will send you the form you need.

© 2021 Ameritas Life Insurance Corp.	SEC Registration #: 811-08868

Ameritas Advisor II VUL	34

Statement of Additional Information: May 1, 2021
to accompany Policy Prospectuses dated May 1, 2021

LOW-LOAD Variable Life Insurance Policies
offered through
Ameritas Life Insurance Corp. Separate Account LLVL

TABLE OF CONTENTS	PAGE

Contacting Us. To have questions answered or to send additional premium, contact your sales representative or write or call us at:

Ameritas Life Insurance Corp.

Service Center

P.O. Box 81889

Lincoln, Nebraska 68501

Or

5900 O Street

Lincoln, Nebraska 68510

Telephone: 800-255-9678

Fax: 402-467-7335

ameritasdirect.com

Express mail packages should be sent to our street address, not our P.O. Box address.

GENERAL INFORMATION AND HISTORY	1
SERVICES

UNDERWRITER	2
DISTRIBUTION OF THE POLICY
MORE INFORMATION ON CHARGES

DISTRIBUTION OF MATERIALS	3
ADVERTISING
PERFORMANCE DATA

LICENSING AGREEMENT	4
FINANCIAL STATEMENTS

Ameritas® and the bison design are registered service marks of Ameritas Life Insurance Corp.

This Statement of Additional Information is not a prospectus. It contains information in addition to that set forth in the Policy prospectus and should be read together with the prospectus. The Policy prospectus may be obtained from our Service Center by writing us at P.O. Box 81889, Lincoln, Nebraska 68501, by e-mailing us or accessing it through our website at ameritasdirect.com or by calling us at 800-255-9678. Defined terms used in the current prospectus for the Policy are incorporated in this Statement.

GENERAL INFORMATION AND HISTORY

Ameritas Life Insurance Corp. Separate Account LLVL was established as a separate investment account of Ameritas Life Insurance Corp. ("Company, we, us, our, Ameritas Life") on August 24, 1994. The Separate Account is registered with the Securities and Exchange Commission ("SEC") as a unit investment trust. We issue the Policy described in the prospectus and are responsible for providing each Policy's insurance benefits. We are engaged in the business of issuing life insurance and annuities, group dental, vision, and hearing care insurance, retirement plans and 401(k) plans throughout the United States (except New York). Through our Ameritas Advisor Services division, we specialize in low-load life insurance and no-load annuity products, offered directly to investors and through fee-based professionals.

We are a stock life insurance company – Nebraska’s first life insurance company - organized under the laws of the State of Nebraska in 1887. We are wholly owned by Ameritas Holding Company ("AHC") a Nebraska stock insurance holding company. AHC is wholly owned by Ameritas Mutual Holding Company ("Ameritas"). Ameritas is a diversified family of financial services businesses. For a complete list of the Ameritas companies and their products and services, visit the Ameritas website at ameritasdirect.com. Each Ameritas company is solely responsible for its own financial condition and contractual obligations.

Services

Affiliates of Ameritas Life may provide administrative services to Ameritas Life relating to policies offered by its separate accounts, including Ameritas Life Insurance Corp. Separate Account LLVL (the "Registrant"). On January 1, 2020, Ameritas Life entered into a Second Amended and Restated General Administrative Services Agreement (the "Agreement"), under which administrative services relating to policies offered by the Ameritas Life separate accounts may be provided by affiliates of Ameritas Life. The parties to the Agreement are Ameritas Life, AHC, Ameritas Investment Partners, Inc., Ameritas Investment Company, LLC, Calvert Investments, Inc., Variable Contract Agency, LLC, and Ameritas Advisory Services, LLC. All parties to the Agreement are wholly owned subsidiaries of AHC or Ameritas Life or have since been merged into or dissolved by wholly owned subsidiaries of AHC. Ameritas Life made no payments for administrative services provided by affiliated companies in 2018, 2019, or 2020.

ALIC Separate Account LLVL	SAI: 1	Statement of Additional Information

Matters of state and federal law pertaining to the policies have been reviewed by the Ameritas Life legal staff.

UNDERWRITER

The Policies are offered continuously and are distributed by Ameritas Investment Company, LLC ("AIC"), 5900 O Street, Lincoln, Nebraska 68510. AIC is a wholly owned subsidiary of ours.

YEAR:	2018	2019	2020
Variable life insurance compensation we paid to Ameritas Investment Corp.** (for 2018 and 2019), and AIC (for 2020) that was paid to other broker-dealers and representatives (not kept by either Ameritas Investment Corp. or AIC).	$33,994	$19,695	$13,610
Variable life insurance compensation earned and kept by Ameritas Investment Corp.** (2018 and 2019), and AIC (2020)	$0	$0	$0
Fees we paid to Ameritas Investment Corp.** (2018 and 2019), and AIC (2020) for variable life insurance Principal Underwriter services.	$1,874	$2,611	$1,997

**Predecessor to Ameritas Investment Company, LLC

DISTRIBUTION OF THE POLICY

Our underwriter, AIC, enters into contracts with various broker-dealers ("Distributors") to distribute Policies. These Distributors are registered with the SEC and are members of the Financial Industry Regulatory Authority. All persons selling the Policy must be registered representatives of the Distributors, and also must be licensed as insurance agents to sell variable insurance products. There is no premium load to cover sales and distribution expenses. All compensation or expense reimbursement received by AIC for serving as principal underwriter of the Policies will be paid by us from our other assets or surplus in our general account, which may include profits derived from other charges made under the Policies. Policies can be purchased directly from us through our direct consumer services, with salaried employees who are registered representatives of AIC and who will not receive compensation related to the purchase.

Distribution Compensation for Currently Sold Products

Ameritas Advisor II VUL: We and/or an affiliate may pay cash compensation from our own resources pursuant to marketing and education arrangements we have in place with broker-dealers and their marketing organizations. We may provide up to 25% of first year target premium and 1% of premiums above that amount paid in the first Policy Year for such marketing and education services, pursuant to these arrangements. We do not pay commissions to these broker-dealers pursuant to a selling agreement. You may ask your life insurance producer how he/she will personally be compensated for the transaction.

Distribution Compensation for Products No Longer Being Sold

Ameritas Advisor VUL: We pay as commissions for the sale of the Policies up to 15% of first-year target premium and 2% of premiums above that amount paid in the first Policy Year.

Low-Load Survivorship Variable Universal Life: During the first Policy Year, compensation may equal an amount up to 15% of first year target premium paid plus the first year costs of any riders and 2% of excess first year premium.

Low-Load Variable Life: During the first Policy Year, compensation may equal an amount up to 9% of first year target premium paid plus the first year costs of any riders and 2% of excess first year premium. In years thereafter, we may pay the broker-dealer asset-based compensation at an annualized rate of 0.1% per Policy Year of the net Cash Surrender Value.

Compensation arrangements may vary among broker-dealers. Also, we may pay other distribution expenses such as production incentive bonuses. These distribution expenses do not result in any additional charges under the Policy other than those described in the prospectus CHARGES sections.

MORE INFORMATION ON CHARGES

Waiver of Certain Charges

When the Policy is sold in a manner that results in savings of sales or administrative expenses, we reserve the right to waive all or part of any fee we charge under the Policy (excluding charges charged by the portfolios). Factors we consider include one or more of the following: size and type of group to whom the Policy is issued; amount of expected premiums; relationship with us (employee of us or an affiliated company, receiving distributions or making transfers from other policies we or one of our affiliates issue, or transferring amounts held under qualified retirement plans we or one of our affiliates sponsor); type

ALIC Separate Account LLVL	SAI: 2	Statement of Additional Information

and frequency of administrative and sales services provided; or level of annual maintenance fee and withdrawal charges. Any fee waiver will not discriminate unfairly against protected classes of individuals and will be done according to our rules in effect at the time the Policy is issued. We reserve the right to change these rules. The right to waive any charges may be subject to state approval.

Underwriting Procedure

The Policy’s cost of insurance depends upon the insured’s sex, issue age, risk class, specified amount, and length of time the Policy has been in force. The rates will vary depending upon tobacco use and other risk factors. For Ameritas Advisor II VUL, guaranteed cost of insurance rates are based on the gender-distinct 2017 Commissioners Standard Ordinary Age Nearest Birthday Ultimate Mortality Tables. Attained ages 18 and greater will follow smoker-distinct rates while attained ages 0-17 will follow composite rates. For Ameritas Advisor VUL, guaranteed cost of insurance rates are based on the gender-distinct smoker-distinct 2001 Commissioners Standard Ordinary Age Nearest Birthday Ultimate Mortality Tables. For all other Policies, the guaranteed cost of insurance rates are based on the insured’s attained age and are equal to the 1980 Insurance Commissioners Standard Ordinary Male and Female Mortality Tables without smoker distinction. The maximum rates for the table-rated substandard insureds are based on a multiple (shown in the schedule pages of the Policy) of the above rates. We may add flat extra ratings to reflect higher mortality risk. Any change in the cost of insurance rates will apply to all insureds of the same age, gender, risk class and whose Policies have been in effect for the same length of time.

The cost of insurance rates, Policy charges, and payment options for Policies issued in Montana, and perhaps other states or in connection with certain employee benefit arrangements, are issued on a gender-neutral (unisex) basis. The unisex rates will be higher than those applicable to females and lower than those applicable to males.

If the rating class for any increase in the specified amount of insurance coverage is not the same as the rating class at issue, the cost of insurance rate used after such increase will be a composite rate based upon a weighted average of the rates of the different rating classes. Decreases may be reflected in the cost of insurance rate, as discussed earlier.

The actual charges made during the Policy Year will be shown in the annual report delivered to Policy Owners.

DISTRIBUTION OF MATERIALS

We will distribute proxy statements, updated prospectuses and other materials to you from time to time. In order to achieve cost savings, we may send consolidated mailings to several Owners with the same last name who share a common address or post office box.

ADVERTISING

From time to time, we may advertise performance information for the Subaccounts and their underlying portfolios. We may also advertise ratings, rankings or other information related to us, the Subaccounts or the underlying portfolios.

We may provide hypothetical illustrations of Policy value, Cash Surrender Value and death benefit based on historical investment returns of the underlying portfolios for a sample Policy based on assumptions as to age, sex and risk class of the insured, and other Policy-specific assumptions.

We may also provide individualized hypothetical illustrations calculated in the same manner as stated above but based upon factors particular to your Policy.

PERFORMANCE DATA

From time to time, we may advertise performance for the Subaccount variable investment options. Performance data is available on our website and is authorized for use with prospective investors only when accompanied or preceded by current product and fund prospectuses containing detailed information about the Policy, investment options, limitations and risks.

Performance returns reflect fees and charges assessed by the fund companies and current mortality and expenses and administrative risk charges deducted from Separate Account assets. Some portfolio advisors have agreed to limit their expenses; without these limits, performance would have been lower. The returns shown on our website do not reflect the Policy’s transaction fees and periodic charges. If these fees and charges were deducted, the performance quoted would be lower. Yields shown are typically "annualized" yields. This means the income generated during the measured seven days is assumed to be generated each week over a 52-week period, and not reinvested, and is shown as a percentage of the investment.

We encourage you to obtain a personalized illustration which reflects all charges of the Policy and the impact of those charges upon performance; contact your registered representative or us to obtain an illustration based upon your specific situation. See the Policy prospectus for detailed information about Policy charges and portfolio prospectuses for each portfolio’s expenses.

ALIC Separate Account LLVL	SAI: 3	Statement of Additional Information

For periods prior to the date the Policy Subaccount began operation, performance data will be calculated based on the performance of the underlying portfolio and the assumption that the Subaccounts were in existence for the same periods as those indicated for the underlying portfolio with the level of Policy charges that were in effect at the inception of the Subaccount. Past performance is no guarantee of future results. The return and principal value of an investment will fluctuate so that investor’s shares, when redeemed, may be worth more or less than their original cost.

LICENSING AGREEMENT

The Policy is not sponsored, endorsed, sold or promoted by Standard & Poor's, a division of The McGraw-Hill Companies, Inc. ("S&P"). S&P makes no representation or warranty, express or implied, to the Owners of the Policy or any member of the public regarding the advisability of investing in securities generally or in the Policy particularly or the ability of the S&P 500 Index to track general stock market performance. S&P's only relationship to the Licensee ("Ameritas Life") is the licensing of certain trademarks and trade names of S&P and of the S&P 500 Index which is determined, composed and calculated by S&P without regard to the Licensee or the product. S&P has no obligation to take the needs of the Licensee or the Owners of the Policy into consideration in determining, composing or calculating the S&P 500 Index. S&P is not responsible for and has not participated in the determination of the prices and amount of the Policy or the timing of the issuance or sale of the product or in the determination or calculation of the equation by which the Policy is to be converted into cash. S&P has no obligation or liability in connection with the administration, marketing or trading of the Policy.

S&P DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN AND S&P SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. S&P MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY LICENSEE, OWNERS OF THE POLICY, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN. S&P MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL S&P HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

FINANCIAL STATEMENTS

The balance sheets – statutory basis of Ameritas Life Insurance Corp., a wholly owned subsidiary of Ameritas Holding Company, which is a wholly owned subsidiary of Ameritas Mutual Holding Company, as of December 31, 2020 and 2019, and the related summary of operations and changes in capital and surplus – statutory basis and statements of cash flows – statutory basis for each of the three years in the period ended December 31, 2020 have been audited by Deloitte & Touche LLP, independent auditors, as stated in their report appearing herein and the statements of net assets of each of the subaccounts of Ameritas Life Insurance Corp. Separate Account LLVL as of December 31, 2020, and the related statements of operations for the period then ended, the statements of changes in net assets for each of the periods in the two years then ended and the financial highlights for each of the periods in the five years then ended, have been audited by Deloitte & Touche LLP, an independent registered public accounting firm, as stated in their report appearing herein.

Such financial statements are included in reliance upon the reports of such firm given upon their authority as experts in accounting and auditing. The principal business address of Deloitte & Touche LLP is 1601 Dodge Street, Suite 3100, Omaha, NE 68102.

Our financial statements bear only on our ability to meet our obligations under the Policy, and should not be considered as bearing on the investment performance of the assets held in the Separate Account.

ALIC Separate Account LLVL	SAI: 4	Statement of Additional Information

AMERITAS LIFE INSURANCE CORP.

SEPARATE ACCOUNT LLVL

FINANCIAL STATEMENTS AS OF DECEMBER 31, 2020
AND FOR EACH OF THE PERIODS IN THE TWO YEARS THEN ENDED
AND REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Policyowners of Ameritas Life Insurance Corp. Separate Account LLVL

and the Board of Directors of Ameritas Life Insurance Corp.

Lincoln, Nebraska

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statements of net assets of each of the subaccounts listed in Note 1 which comprise Ameritas Life Insurance Corp. Separate Account LLVL (the “Account”) as of December 31, 2020, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of each of the subaccounts constituting the Account as of December 31, 2020, and the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Account's management. Our responsibility is to express an opinion on the subaccounts’ financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Account in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The subaccounts are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the subaccounts’ internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2020, by correspondence with the custodians. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Omaha, Nebraska

March 12, 2021

We have served as the Account’s auditor since 1996.

AMERITAS LIFE INSURANCE CORP.
SEPARATE ACCOUNT LLVL
STATEMENTS OF NET ASSETS
DECEMBER 31, 2020

ASSETS
INVESTMENTS AT FAIR VALUE:

Calvert Variable Series, Inc. (Calvert):
Calvert VP SRI Balanced Portfolio, Class I (Balanced) -
419,404.622 shares at $2.52 per share (cost $886,856)	$1,056,900
Calvert VP SRI Mid Cap Portfolio (Mid Cap) -
3,006.595 shares at $34.10 per share (cost $91,251)	102,525
DWS Investments VIT Funds (Scudder):
DWS Equity 500 Index VIP Portfolio, Class A (Equity 500) -
12,856.516 shares at $24.97 per share (cost $210,893)	321,027
DWS Small Cap Index VIP Portfolio, Class A (Small Cap) -
27,325.603 shares at $17.39 per share (cost $387,975)	475,192
DWS Variable Series II (Scudder):
DWS Small Mid Cap Value VIP Portfolio, Class A (Mid Value) -
20,736.669 shares at $12.00 per share (cost $252,986)	248,840
DWS International Growth VIP Portfolio, Class A (Global) -
12,439.927 shares at $17.65 per share (cost $165,553)	219,565
DWS Variable Series I (Scudder):
DWS Capital Growth VIP Portfolio, Class A (Growth) -
10,289.903 shares at $42.36 per share (cost $339,961)	435,880
Fidelity Variable Insurance Products (Fidelity):
Fidelity(R) VIP Contrafund(SM) Portfolio, Initial Class (Contrafund IC) -
121,074.008 shares at $48.17 per share (cost $3,931,369)	5,832,135
Fidelity(R) VIP Contrafund(SM) Portfolio, Service Class (Contrafund SC) -
30,497.855 shares at $47.89 per share (cost $903,729)	1,460,542
Fidelity(R) VIP High Income Portfolio, Service Class (High Income SC) -
5,392.501 shares at $5.26 per share (cost $29,624)	28,365
Fidelity(R) VIP Investment Grade Bond Portfolio, Initial Class (Inv. Grade Bond IC) -
164,372.323 shares at $14.09 per share (cost $2,122,962)	2,316,006
Fidelity(R) VIP Mid Cap Portfolio, Service Class (Mid Cap SC) -
86,976.399 shares at $38.28 per share (cost $2,716,875)	3,329,457
Fidelity(R) VIP Overseas Portfolio, Initial Class (Overseas IC) -
40,043.242 shares at $26.52 per share (cost $829,011)	1,061,947
Fidelity(R) VIP Strategic Income Portfolio, Initial Class (Strategic IC) -
93,434.107 shares at $11.81 per share (cost $1,074,485)	1,103,457
Fidelity(R) VIP Equity-Income Portfolio(SM), Initial Class (Equity Inc. IC) -
8,276.897 shares at $23.90 per share (cost $177,311)	197,818
Fidelity(R) VIP High Income Portfolio, Initial Class (High Income IC) -
13,132.665 shares at $5.31 per share (cost $70,857)	69,734
Fidelity(R) VIP Mid Cap Portfolio, Initial Class (Mid Cap IC) -
6,303.191 shares at $38.72 per share (cost $210,875)	244,060

The accompanying notes are an integral part of these financial statements.

FS-3

AMERITAS LIFE INSURANCE CORP.
SEPARATE ACCOUNT LLVL
STATEMENTS OF NET ASSETS
DECEMBER 31, 2020

ASSETS, continued
INVESTMENTS AT FAIR VALUE:

Fidelity Variable Insurance Products (Fidelity), continued:
Fidelity(R) VIP Government Money Market Portfolio, Initial Class (Money Market) -
8,666,080.380 shares at $1.00 per share (cost $8,666,080)	$8,666,080
AIM Variable Insurance Funds (AIM):
Invesco V.I. Diversified Dividend Fund Portfolio, Series I (Dividend) -
10,528.188 shares at $25.72 per share (cost $235,807)	270,785
Invesco V.I. Health Care Fund Portfolio, Series I (Health) -
28,880.321 shares at $33.69 per share (cost $786,920)	972,978
Invesco V.I. Technology Fund Portfolio, Series I (Technology) -
41,447.336 shares at $36.55 per share (cost $928,119)	1,514,900
Invesco V.I. International Growth Fund Portfolio, Series I (Intl. Growth) -
14,310.582 shares at $42.52 per share (cost $506,958)	608,486
Invesco V.I. American Franchise Fund Portfolio, Series I (Franchise) -
296.751 shares at $89.10 per share (cost $18,943)	26,441
Janus Aspen Series (Janus):
Janus Henderson Research Portfolio, Institutional Shares (Growth) -
1,043.388 shares at $49.35 per share (cost $26,591)	51,491
Neuberger Berman Advisers Management Trust (Neuberger Berman):
Neuberger Berman AMT Short Duration Bond Portfolio, Class I (Bond) -
68,826.787 shares at $10.68 per share (cost $741,130)	735,070
Neuberger Berman AMT Mid Cap Growth Portfolio, Class I (Mid-Cap) -
73,125.713 shares at $39.80 per share (cost $1,852,144)	2,910,403
Neuberger Berman AMT Sustainable Equity Portfolio, Class I (Equity) -
89,815.958 shares at $30.69 per share (cost $2,345,832)	2,756,452
Neuberger Berman AMT Mid Cap Intrinsic Value Portfolio, Class I (Regency) -
60.230 shares at $15.40 per share (cost $901)	928
Rydex Variable Trust (Rydex):
Rydex Nova Fund Portfolio (Nova) -
3,820.743 shares at $144.73 per share (cost $461,410)	552,976
Rydex NASDAQ-100(R) Fund Portfolio (NASDAQ) -
40,428.288 shares at $62.80 per share (cost $1,693,263)	2,538,896
Rydex Precious Metals Fund Portfolio (Precious Metals) -
28,785.565 shares at $47.26 per share (cost $1,046,433)	1,360,406
Rydex Inverse S&P 500 Strategy Fund Portfolio (Inv. S&P 500) -
572.437 shares at $41.16 per share (cost $37,107)	23,562
Rydex Government Long Bond 1.2x Strategy Fund Portfolio (Gov. Long Bond) -
4,573.568 shares at $41.59 per share (cost $161,217)	190,215
Guggenheim Long Short Equity Fund Portfolio (Sector Rotation) -
118.403 shares at $14.40 per share (cost $1,572)	1,705

The accompanying notes are an integral part of these financial statements.

FS-4

AMERITAS LIFE INSURANCE CORP.
SEPARATE ACCOUNT LLVL
STATEMENTS OF NET ASSETS
DECEMBER 31, 2020

ASSETS, continued
INVESTMENTS AT FAIR VALUE:

Third Avenue Variable Series Trust (Third Avenue):
FFI Strategies Portfolio (Value) -
142,706.690 shares at $15.27 per share (cost $2,072,328)	$2,179,131
Vanguard Variable Insurance Fund (Vanguard):
Vanguard(R) Equity Index Portfolio (Equity Index) -
677,406.052 shares at $53.76 per share (cost $21,638,492)	36,417,349
Vanguard(R) Total Bond Market Index Portfolio (Total Bond) -
480,950.452 shares at $12.81 per share (cost $5,775,405)	6,160,975
Vanguard(R) Real Estate Index Portfolio (REIT Index) -
444,363.938 shares at $12.43 per share (cost $5,463,732)	5,523,444
Vanguard(R) Mid-Cap Index Portfolio (Mid-Cap) -
346,505.606 shares at $25.77 per share (cost $6,712,008)	8,929,449
Vanguard(R) Total Stock Market Index Portfolio (Stock Market Index) -
343,934.939 shares at $48.56 per share (cost $11,619,680)	16,701,481
Vanguard(R) Conservative Allocation Portfolio (Conservative) -
5,468.387 shares at $28.40 per share (cost $136,697)	155,302
Vanguard(R) Moderate Allocation Portfolio (Moderate) -
36,711.749 shares at $32.45 per share (cost $1,057,632)	1,191,296
Vanguard(R) Short-Term Investment-Grade Portfolio (Short-Term) -
225,899.792 shares at $11.12 per share (cost $2,428,103)	2,512,006
Vanguard(R) Equity Income Portfolio (Equity Income) -
365,483.285 shares at $23.07 per share (cost $7,095,303)	8,431,699
Vanguard(R) Growth Portfolio (Growth) -
556,233.737 shares at $35.94 per share (cost $11,417,312)	19,991,041
Vanguard(R) Balanced Portfolio (Balanced) -
366,606.685 shares at $25.68 per share (cost $7,716,211)	9,414,460
Vanguard(R) High Yield Bond Portfolio (High Yield Bond) -
314,764.159 shares at $8.12 per share (cost $2,409,528)	2,555,885
Vanguard(R) International Portfolio (International) -
458,341.339 shares at $43.57 per share (cost $9,398,107)	19,969,932
Vanguard(R) Diversified Value Portfolio (Diversified) -
231,543.785 shares at $13.74 per share (cost $3,080,712)	3,181,412
Vanguard(R) Small Company Growth Portfolio (Small Company Growth) -
727,389.302 shares at $24.49 per share (cost $14,116,400)	17,813,764
Vanguard(R) Total International Stock Market Index Portfolio (International Stock) -
21,671.697 shares at $22.98 per share (cost $426,141)	498,016
Vanguard(R) Global Bond Index Portfolio (Global Bond) -
259.836 shares at $22.40 per share (cost $5,754)	5,820

The accompanying notes are an integral part of these financial statements.

FS-5

AMERITAS LIFE INSURANCE CORP.
SEPARATE ACCOUNT LLVL
STATEMENTS OF NET ASSETS
DECEMBER 31, 2020

ASSETS, continued
INVESTMENTS AT FAIR VALUE:

Wells Fargo Funds - Variable Trust (Wells Fargo):
Wells Fargo VT Discovery Fund(SM) Portfolio, Class 2 (Discovery) -
24,176.219 shares at $48.73 per share (cost $839,155)	$1,178,107
Wells Fargo VT Opportunity Fund(SM) Portfolio, Class 2 (Opportunity) -
21,956.693 shares at $29.63 per share (cost $544,867)	650,577
American Century Investments (American Century):
American Century VP Mid Cap Value Fund Portfolio, Class I (Mid Cap) -
56,622.966 shares at $20.54 per share (cost $1,090,080)	1,163,036
American Century VP International Fund Portfolio, Class I (International) -
2,390.319 shares at $14.10 per share (cost $26,183)	33,704
American Century VP Inflation Protection Fund Portfolio, Class I (Inflation) -
8,678.232 shares at $11.11 per share (cost $94,908)	96,415
American Funds Insurance Series (American Funds):
American Funds IS Growth-Income Fund Portfolio, Class 1 (IS Growth-Inc) -
98.441 shares at $55.38 per share (cost $4,731)	5,452
American Funds IS Growth Fund Portfolio, Class 1 (IS Growth) -
216.732 shares at $120.21 per share (cost $20,759)	26,053
American Funds IS Blue Chip Income and Growth Fund Portfolio, Class 1 (Blue Chip) -
2,521.657 shares at $14.35 per share (cost $33,989)	36,186
American Funds IS International Fund Portfolio, Class 1 (IS International) -
1,174.074 shares at $23.64 per share (cost $23,902)	27,755
American Funds IS New World Fund(R) Portfolio, Class 1 (IS New World) -
4,273.962 shares at $31.59 per share (cost $114,741)	135,014
Franklin Templeton Variable Insurance Products Trust (Franklin Templeton):
Templeton Global Bond VIP Fund Portfolio, Class 2 (Global Inc.) -
33,288.232 shares at $13.82 per share (cost $553,380)	460,043
MFS Variable Insurance Trust (MFS):
MFS(R) Utilities Series, Initial Class (Utilities IC) -
18,801.669 shares at $35.33 per share (cost $598,218)	664,263
MFS(R) Mid Cap Growth Series, Initial Class (Mid Cap) -
2,204.597 shares at $12.64 per share (cost $23,362)	27,866
MFS Variable Insurance Trust II (MFS):
MFS(R) Research International Portfolio, Initial Class (Research) -
73,093.579 shares at $18.14 per share (cost $1,148,100)	1,325,918
Calvert Variable Products, Inc. (Summit):
Calvert VP EAFE International Index Portfolio, Class I (EAFE Intl.) -
1,711.775 shares at $93.77 per share (cost $137,757)	160,513
Calvert VP S&P MidCap 400 Index Portfolio, Class I (S&P MidCap) -
1,102.736 shares at $120.57 per share (cost $95,261)	132,957
Calvert VP S&P 500 Index Portfolio (S&P 500) -
10,472.979 shares at $165.98 per share (cost $1,403,789)	1,738,305

The accompanying notes are an integral part of these financial statements.

FS-6

AMERITAS LIFE INSURANCE CORP.
SEPARATE ACCOUNT LLVL
STATEMENTS OF NET ASSETS
DECEMBER 31, 2020

ASSETS, continued
INVESTMENTS AT FAIR VALUE:

Calvert Variable Products, Inc. (Summit), continued:
Calvert VP Russell 2000 Small Cap Index Portfolio, Class I (Russell Small Cap) -
7,323.270 shares at $89.92 per share (cost $566,308)	$658,508
Calvert VP Volatility Managed Moderate Portfolio, Class F (Moderate) -
5,740.348 shares at $19.10 per share (cost $97,382)	109,641
Calvert VP Volatility Managed Moderate Growth Portfolio, Class F (Mod. Growth) -
20,318.620 shares at $19.99 per share (cost $369,319)	406,169
Calvert VP Volatility Managed Growth Portfolio, Class F (Growth) -
33.466 shares at $20.86 per share (cost $660)	698
T. Rowe Price Equity Series, Inc. (T. Rowe):
T. Rowe Price Blue Chip Growth Portfolio (Blue Chip) -
119,444.124 shares at $50.71 per share (cost $3,840,217)	6,057,012
Morgan Stanley Variable Insurance Fund, Inc. (Morgan Stanley):
Morgan Stanley VIF Emerging Markets Equity Portfolio, Class I (Emerging Markets) -
123,319.096 shares at $17.73 per share (cost $1,878,412)	2,186,448
PIMCO Variable Insurance Trust (Pimco):
PIMCO CommodityRealReturn(R) Strategy Portfolio, Administrative Class (Commodity) -
27,035.801 shares at $6.05 per share (cost $181,628)	163,567
PIMCO Total Return Portfolio, Administrative Class (Total Return) -
87,798.646 shares at $11.59 per share (cost $983,855)	1,017,586
PIMCO Low Duration Portfolio, Administrative Class (Low Duration) -
6,728.630 shares at $10.38 per share (cost $68,699)	69,843
DFA Investment Dimensions Group Inc. (DFA):
VA Global Bond Portfolio (Bond) -
17,291.449 shares at $10.63 per share (cost $183,325)	183,808
VA International Small Portfolio (Small) -
44,083.406 shares at $13.21 per share (cost $549,120)	582,342
VA International Value Portfolio (Value) -
39,015.121 shares at $11.78 per share (cost $440,390)	459,598
VA Short-Term Fixed Portfolio (Fixed) -
37,191.844 shares at $10.20 per share (cost $381,434)	379,356
VA U.S. Large Value Portfolio (Large) -
29,268.093 shares at $26.52 per share (cost $722,383)	776,190
VA U.S. Targeted Value Portfolio (Targeted) -
33,001.540 shares at $18.41 per share (cost $523,623)	607,558
VA Global Moderate Allocation Portfolio (Global) -
862.885 shares at $14.49 per share (cost $10,879)	12,503
VA Equity Allocation Portfolio (Equity) -
3,733.592 shares at $12.90 per share (cost $41,512)	48,163

NET ASSETS REPRESENTING EQUITY OF POLICYOWNERS	$224,898,840

The accompanying notes are an integral part of these financial statements.

FS-7

AMERITAS LIFE INSURANCE CORP.

SEPARATE ACCOUNT LLVL

FOR THE PERIODS ENDED DECEMBER 31

	Calvert

	Balanced

	2020
STATEMENTS OF OPERATIONS
Investment income:
Dividend distributions received	$14,432
Mortality and expense risk charge	(6,168)
Net investment income(loss)	8,264

Realized gain(loss) on investments:
Net realized gain distributions	29,781
Net realized gain(loss) on sale of fund shares	5,384
Net realized gain(loss)	35,165

Change in unrealized appreciation/depreciation	96,459

Net increase(decrease) in net assets resulting
from operations	$139,888

	Balanced

STATEMENTS OF CHANGES IN NET ASSETS	2020	2019
Increase(decrease) in net assets from operations:
Net investment income(loss)	$8,264	$6,783
Net realized gain(loss)	35,165	27,814
Net change in unrealized appreciation/depreciation	96,459	109,316
Net increase(decrease) in net assets resulting
from operations	139,888	143,913

Net increase(decrease) from policyowner transactions:
Payments received from policyowners	48,650	41,687
Subaccounts transfers (including fixed account), net	74,703	71,184
Transfers for policyowner benefits and terminations	(5,277)	-
Policyowner maintenance charges	(14,158)	(11,083)
Net increase(decrease) from policyowner transactions	103,918	101,788

Total increase(decrease) in net assets	243,806	245,701
Net assets at beginning of period	813,094	567,393
Net assets at end of period	$1,056,900	$813,094

The accompanying notes are an integral part of these financial statements.

FS-8

Calvert		Scudder

Mid Cap		Equity 500		Small Cap

2020		2020		2020

$404		$4,545		$4,008
(598)		(821)		(2,522)
(194)		3,724		1,486

6,774		15,945		37,092
85		979		11,627
6,859		16,924		48,719

3,749		27,728		27,974

$10,414		$48,376		$78,179

Mid Cap		Equity 500		Small Cap

2020	2019	2020	2019	2020	2019

$(194)	$(228)	$3,724	$4,013	$1,486	$1,893
6,859	6,379	16,924	12,462	48,719	40,592
3,749	18,437	27,728	47,994	27,974	54,535

10,414	24,588	48,376	64,469	78,179	97,020

-	-	2,731	2,731	60,971	19,334
(2,355)	(18,918)	2	-	(122,506)	(4,846)
(108)	(7,339)	-	-	(15,899)	(4,154)
(3,254)	(3,852)	(3,199)	(2,894)	(16,703)	(17,717)
(5,717)	(30,109)	(466)	(163)	(94,137)	(7,383)

4,697	(5,521)	47,910	64,306	(15,958)	89,637
97,828	103,349	273,117	208,811	491,150	401,513
$102,525	$97,828	$321,027	$273,117	$475,192	$491,150

FS-9

AMERITAS LIFE INSURANCE CORP.

SEPARATE ACCOUNT LLVL

FOR THE PERIODS ENDED DECEMBER 31

	Scudder

	Mid Value

	2020
STATEMENTS OF OPERATIONS
Investment income:
Dividend distributions received	$2,091
Mortality and expense risk charge	(1,042)
Net investment income(loss)	1,049

Realized gain(loss) on investments:
Net realized gain distributions	12,154
Net realized gain(loss) on sale of fund shares	(23,041)
Net realized gain(loss)	(10,887)

Change in unrealized appreciation/depreciation	14,960

Net increase(decrease) in net assets resulting
from operations	$5,122

	Mid Value

STATEMENTS OF CHANGES IN NET ASSETS	2020	2019
Increase(decrease) in net assets from operations:
Net investment income(loss)	$1,049	$566
Net realized gain(loss)	(10,887)	1,645
Net change in unrealized appreciation/depreciation	14,960	42,691
Net increase(decrease) in net assets resulting
from operations	5,122	44,902

Net increase(decrease) from policyowner transactions:
Payments received from policyowners	28,555	17,453
Subaccounts transfers (including fixed account), net	43,018	(45,244)
Transfers for policyowner benefits and terminations	(46,301)	(9,371)
Policyowner maintenance charges	(10,666)	(11,003)
Net increase(decrease) from policyowner transactions	14,606	(48,165)

Total increase(decrease) in net assets	19,728	(3,263)
Net assets at beginning of period	229,112	232,375
Net assets at end of period	$248,840	$229,112

The accompanying notes are an integral part of these financial statements.

FS-10

Scudder				Fidelity

Global		Growth		Contrafund IC

2020		2020		2020

$2,296		$2,121		$12,391
(1,150)		(2,286)		(35,390)
1,146		(165)		(22,999)

-		28,828		25,079
4,775		33,613		143,310
4,775		62,441		168,389

33,050		71,475		1,190,591

$38,971		$133,751		$1,335,981

Global		Growth		Contrafund IC

2020	2019	2020	2019	2020	2019

$1,146	$(44)	$(165)	$(58)	$(22,999)	$(10,528)
4,775	1,493	62,441	42,453	168,389	492,687
33,050	23,919	71,475	38,196	1,190,591	610,672

38,971	25,368	133,751	80,591	1,335,981	1,092,831

11,743	9,300	12,025	17,853	126,450	142,493
8,407	91,968	86,945	(143,963)	(12,418)	(80,580)
(328)	(6,720)	(8,787)	(17,917)	(56,097)	(112,528)
(4,510)	(3,769)	(8,687)	(6,468)	(107,524)	(94,906)
15,312	90,779	81,496	(150,495)	(49,589)	(145,521)

54,283	116,147	215,247	(69,904)	1,286,392	947,310
165,282	49,135	220,633	290,537	4,545,743	3,598,433
$219,565	$165,282	$435,880	$220,633	$5,832,135	$4,545,743

FS-11

AMERITAS LIFE INSURANCE CORP.

SEPARATE ACCOUNT LLVL

FOR THE PERIODS ENDED DECEMBER 31

	Fidelity

	Contrafund SC

	2020
STATEMENTS OF OPERATIONS
Investment income:
Dividend distributions received	$1,797
Mortality and expense risk charge	(4,186)
Net investment income(loss)	(2,389)

Realized gain(loss) on investments:
Net realized gain distributions	6,125
Net realized gain(loss) on sale of fund shares	5,847
Net realized gain(loss)	11,972

Change in unrealized appreciation/depreciation	322,882

Net increase(decrease) in net assets resulting
from operations	$332,465

	Contrafund SC

STATEMENTS OF CHANGES IN NET ASSETS	2020	2019
Increase(decrease) in net assets from operations:
Net investment income(loss)	$(2,389)	$56
Net realized gain(loss)	11,972	112,952
Net change in unrealized appreciation/depreciation	322,882	147,445
Net increase(decrease) in net assets resulting
from operations	332,465	260,453

Net increase(decrease) from policyowner transactions:
Payments received from policyowners	18,245	5,962
Subaccounts transfers (including fixed account), net	20,013	656
Transfers for policyowner benefits and terminations	-	(7)
Policyowner maintenance charges	(12,821)	(10,470)
Net increase(decrease) from policyowner transactions	25,437	(3,859)

Total increase(decrease) in net assets	357,902	256,594
Net assets at beginning of period	1,102,640	846,046
Net assets at end of period	$1,460,542	$1,102,640

The accompanying notes are an integral part of these financial statements.

FS-12

Fidelity
High Income		Inv. Grade
SC		Bond IC		Mid Cap SC

2020		2020		2020

$1,368		$47,955		$15,329
(84)		(11,138)		(18,015)
1,284		36,817		(2,686)

-		723		-
(259)		8,468		6,624
(259)		9,191		6,624

(497)		135,799		510,407

$528		$181,807		$514,345

High Income SC		Inv. Grade Bond IC		Mid Cap SC

2020	2019	2020	2019	2020	2019

$1,284	$1,451	$36,817	$36,580	$(2,686)	$3,701
(259)	(112)	9,191	(2,467)	6,624	309,373
(497)	2,804	135,799	84,551	510,407	269,828

528	4,143	181,807	118,664	514,345	582,902

419	419	116,535	117,921	106,081	91,384
6	-	251,992	905,062	(203,359)	(90,039)
-	-	(12,480)	(39,084)	(74,262)	(106,854)
(3,374)	(3,184)	(48,321)	(38,905)	(69,799)	(72,234)
(2,949)	(2,765)	307,726	944,994	(241,339)	(177,743)

(2,421)	1,378	489,533	1,063,658	273,006	405,159
30,786	29,408	1,826,473	762,815	3,056,451	2,651,292
$28,365	$30,786	$2,316,006	$1,826,473	$3,329,457	$3,056,451

FS-13

AMERITAS LIFE INSURANCE CORP.

SEPARATE ACCOUNT LLVL

FOR THE PERIODS ENDED DECEMBER 31

	Fidelity

	Overseas IC

	2020
STATEMENTS OF OPERATIONS
Investment income:
Dividend distributions received	$3,980
Mortality and expense risk charge	(6,133)
Net investment income(loss)	(2,153)

Realized gain(loss) on investments:
Net realized gain distributions	4,256
Net realized gain(loss) on sale of fund shares	(16,404)
Net realized gain(loss)	(12,148)

Change in unrealized appreciation/depreciation	120,374

Net increase(decrease) in net assets resulting
from operations	$106,073

	Overseas IC

STATEMENTS OF CHANGES IN NET ASSETS	2020	2019
Increase(decrease) in net assets from operations:
Net investment income(loss)	$(2,153)	$8,134
Net realized gain(loss)	(12,148)	40,811
Net change in unrealized appreciation/depreciation	120,374	156,458
Net increase(decrease) in net assets resulting
from operations	106,073	205,403

Net increase(decrease) from policyowner transactions:
Payments received from policyowners	33,915	37,350
Subaccounts transfers (including fixed account), net	(31,339)	(60,333)
Transfers for policyowner benefits and terminations	(5,666)	(14,218)
Policyowner maintenance charges	(23,932)	(22,544)
Net increase(decrease) from policyowner transactions	(27,022)	(59,745)

Total increase(decrease) in net assets	79,051	145,658
Net assets at beginning of period	982,896	837,238
Net assets at end of period	$1,061,947	$982,896

The accompanying notes are an integral part of these financial statements.

FS-14

Fidelity
				High Income
Strategic IC		Equity Inc. IC		IC

2020		2020		2020

$34,083		$3,200		$3,382
(7,402)		(1,204)		(458)
26,681		1,996		2,924

10,102		8,130		-
(15,598)		(4,245)		(1,712)
(5,496)		3,885		(1,712)

30,251		7,296		(572)

$51,436		$13,177		$640

Strategic IC		Equity Inc. IC		High Income IC

2020	2019	2020	2019	2020	2019

$26,681	$31,065	$1,996	$2,541	$2,924	$4,027
(5,496)	975	3,885	10,966	(1,712)	(2,757)
30,251	84,151	7,296	31,141	(572)	15,157

51,436	116,191	13,177	44,648	640	16,427

60,264	62,899	11,254	11,847	8,616	5,191
(142,769)	(135,787)	(13,762)	(27,362)	(17,014)	(69,138)
(57,789)	(53,167)	-	(22,015)	-	(6,083)
(22,966)	(25,197)	(7,035)	(6,711)	(3,848)	(4,604)
(163,260)	(151,252)	(9,543)	(44,241)	(12,246)	(74,634)

(111,824)	(35,061)	3,634	407	(11,606)	(58,207)
1,215,281	1,250,342	194,184	193,777	81,340	139,547
$1,103,457	$1,215,281	$197,818	$194,184	$69,734	$81,340

FS-15

AMERITAS LIFE INSURANCE CORP.

SEPARATE ACCOUNT LLVL

FOR THE PERIODS ENDED DECEMBER 31

	Fidelity

	Mid Cap IC

	2020
STATEMENTS OF OPERATIONS
Investment income:
Dividend distributions received	$1,309
Mortality and expense risk charge	(1,368)
Net investment income(loss)	(59)

Realized gain(loss) on investments:
Net realized gain distributions	-
Net realized gain(loss) on sale of fund shares	(7,953)
Net realized gain(loss)	(7,953)

Change in unrealized appreciation/depreciation	38,544

Net increase(decrease) in net assets resulting
from operations	$30,532

	Mid Cap IC

STATEMENTS OF CHANGES IN NET ASSETS	2020	2019
Increase(decrease) in net assets from operations:
Net investment income(loss)	$(59)	$355
Net realized gain(loss)	(7,953)	19,239
Net change in unrealized appreciation/depreciation	38,544	25,401
Net increase(decrease) in net assets resulting
from operations	30,532	44,995

Net increase(decrease) from policyowner transactions:
Payments received from policyowners	17,286	18,836
Subaccounts transfers (including fixed account), net	(21,547)	(30,067)
Transfers for policyowner benefits and terminations	-	(4,951)
Policyowner maintenance charges	(4,515)	(6,722)
Net increase(decrease) from policyowner transactions	(8,776)	(22,904)

Total increase(decrease) in net assets	21,756	22,091
Net assets at beginning of period	222,304	200,213
Net assets at end of period	$244,060	$222,304

The accompanying notes are an integral part of these financial statements.

FS-16

Fidelity		AIM

Money Market		Dividend		Health

2020		2020		2020

$26,917		$7,832		$2,749
(57,071)		(1,486)		(4,501)
(30,154)		6,346		(1,752)

-		6,513		20,927
-		845		20,817
-		7,358		41,744

-		(20,547)		86,216

$(30,154)		$(6,843)		$126,208

Money Market		Dividend		Health

2020	2019	2020	2019	2020	2019

$(30,154)	$134,725	$6,346	$5,205	$(1,752)	$(4,069)
-	-	7,358	72,628	41,744	(793)
-	-	(20,547)	10,132	86,216	232,710

(30,154)	134,725	(6,843)	87,965	126,208	227,848

4,362,321	1,902,097	9,691	9,972	16,679	20,624
1,370,422	771,449	(14,187)	(259,861)	(2,307)	(248,997)
(5,069,962)	(2,868,727)	(8,682)	(4,809)	(9,358)	(596)
(488,335)	(501,891)	(12,018)	(17,115)	(26,388)	(25,620)
174,446	(697,072)	(25,196)	(271,813)	(21,374)	(254,589)

144,292	(562,347)	(32,039)	(183,848)	104,834	(26,741)
8,521,788	9,084,135	302,824	486,672	868,144	894,885
$8,666,080	$8,521,788	$270,785	$302,824	$972,978	$868,144

FS-17

AMERITAS LIFE INSURANCE CORP.

SEPARATE ACCOUNT LLVL

FOR THE PERIODS ENDED DECEMBER 31

	AIM

	Technology

	2020
STATEMENTS OF OPERATIONS
Investment income:
Dividend distributions received	$-
Mortality and expense risk charge	(6,786)
Net investment income(loss)	(6,786)

Realized gain(loss) on investments:
Net realized gain distributions	117,201
Net realized gain(loss) on sale of fund shares	115,503
Net realized gain(loss)	232,704

Change in unrealized appreciation/depreciation	288,288

Net increase(decrease) in net assets resulting
from operations	$514,206

	Technology

STATEMENTS OF CHANGES IN NET ASSETS	2020	2019
Increase(decrease) in net assets from operations:
Net investment income(loss)	$(6,786)	$(5,779)
Net realized gain(loss)	232,704	117,479
Net change in unrealized appreciation/depreciation	288,288	177,264
Net increase(decrease) in net assets resulting
from operations	514,206	288,964

Net increase(decrease) from policyowner transactions:
Payments received from policyowners	28,578	22,000
Subaccounts transfers (including fixed account), net	(19,112)	(30,927)
Transfers for policyowner benefits and terminations	(25,105)	(2,092)
Policyowner maintenance charges	(37,097)	(29,006)
Net increase(decrease) from policyowner transactions	(52,736)	(40,025)

Total increase(decrease) in net assets	461,470	248,939
Net assets at beginning of period	1,053,430	804,491
Net assets at end of period	$1,514,900	$1,053,430

The accompanying notes are an integral part of these financial statements.

FS-18

AIM				Janus

Intl. Growth		Franchise		Growth

2020		2020		2020

$12,506		$31		$185
(3,943)		(258)		(239)
8,563		(227)		(54)

12,048		3,263		3,669
(46,180)		4,817		2,000
(34,132)		8,080		5,669

(10,359)		3,948		7,449

$(35,928)		$11,801		$13,064

Intl. Growth		Franchise		Growth

2020	2019	2020	2019	2020	2019

$8,563	$11,258	$(227)	$(206)	$(54)	$(48)
(34,132)	69,050	8,080	4,464	5,669	5,514
(10,359)	160,364	3,948	4,364	7,449	6,181

(35,928)	240,672	11,801	8,622	13,064	11,647

38,682	37,860	4,404	2,718	-	-
(436,148)	24,441	(18,470)	(33)	(1,975)	(2)
(61,903)	(21,775)	-	(1,921)	-	(31)
(17,679)	(18,373)	(3,638)	(1,639)	(2,586)	(3,345)
(477,048)	22,153	(17,704)	(875)	(4,561)	(3,378)

(512,976)	262,825	(5,903)	7,747	8,503	8,269
1,121,462	858,637	32,344	24,597	42,988	34,719
$608,486	$1,121,462	$26,441	$32,344	$51,491	$42,988

FS-19

AMERITAS LIFE INSURANCE CORP.

SEPARATE ACCOUNT LLVL

FOR THE PERIODS ENDED DECEMBER 31

	Neuberger Berman

	Bond

	2020
STATEMENTS OF OPERATIONS
Investment income:
Dividend distributions received	$16,242
Mortality and expense risk charge	(5,016)
Net investment income(loss)	11,226

Realized gain(loss) on investments:
Net realized gain distributions	-
Net realized gain(loss) on sale of fund shares	(1,658)
Net realized gain(loss)	(1,658)

Change in unrealized appreciation/depreciation	9,034

Net increase(decrease) in net assets resulting
from operations	$18,602

	Bond

STATEMENTS OF CHANGES IN NET ASSETS	2020	2019
Increase(decrease) in net assets from operations:
Net investment income(loss)	$11,226	$9,074
Net realized gain(loss)	(1,658)	(5,553)
Net change in unrealized appreciation/depreciation	9,034	17,007
Net increase(decrease) in net assets resulting
from operations	18,602	20,528

Net increase(decrease) from policyowner transactions:
Payments received from policyowners	20,337	21,238
Subaccounts transfers (including fixed account), net	4,994	39,087
Transfers for policyowner benefits and terminations	(130)	(126,187)
Policyowner maintenance charges	(30,735)	(30,206)
Net increase(decrease) from policyowner transactions	(5,534)	(96,068)

Total increase(decrease) in net assets	13,068	(75,540)
Net assets at beginning of period	722,002	797,542
Net assets at end of period	$735,070	$722,002

The accompanying notes are an integral part of these financial statements.

FS-20

Neuberger Berman

Mid-Cap		Equity		Regency

2020		2020		2020

$-		$14,396		$10
(11,926)		(11,702)		(6)
(11,926)		2,694		4

116,556		98,886		-
70,725		(6,520)		(87)
187,281		92,366		(87)

597,351		334,041		61

$772,706		$429,101		$(22)

Mid-Cap		Equity		Regency

2020	2019	2020	2019	2020	2019

$(11,926)	$(12,563)	$2,694	$1,557	$4	$(6)
187,281	234,545	92,366	122,576	(87)	177
597,351	481,499	334,041	76,579	61	79

772,706	703,481	429,101	200,712	(22)	250

52,017	46,866	80,393	55,676	197	290
(455,835)	(231,038)	(24,340)	2,312,684	(108)	201
(32,563)	(50,675)	(87,943)	(38,480)	-	(1,197)
(85,401)	(84,325)	(102,708)	(68,643)	(109)	(445)
(521,782)	(319,172)	(134,598)	2,261,237	(20)	(1,151)

250,924	384,309	294,503	2,461,949	(42)	(901)
2,659,479	2,275,170	2,461,949	-	970	1,871
$2,910,403	$2,659,479	$2,756,452	$2,461,949	$928	$970

FS-21

AMERITAS LIFE INSURANCE CORP.

SEPARATE ACCOUNT LLVL

FOR THE PERIODS ENDED DECEMBER 31

	Rydex

	Nova

	2020
STATEMENTS OF OPERATIONS
Investment income:
Dividend distributions received	$3,077
Mortality and expense risk charge	(2,008)
Net investment income(loss)	1,069

Realized gain(loss) on investments:
Net realized gain distributions	36,099
Net realized gain(loss) on sale of fund shares	2,764
Net realized gain(loss)	38,863

Change in unrealized appreciation/depreciation	34,249

Net increase(decrease) in net assets resulting
from operations	$74,181

	Nova

STATEMENTS OF CHANGES IN NET ASSETS	2020	2019
Increase(decrease) in net assets from operations:
Net investment income(loss)	$1,069	$1,793
Net realized gain(loss)	38,863	3,123
Net change in unrealized appreciation/depreciation	34,249	115,989
Net increase(decrease) in net assets resulting
from operations	74,181	120,905

Net increase(decrease) from policyowner transactions:
Payments received from policyowners	76,687	27,667
Subaccounts transfers (including fixed account), net	84,062	(1,250)
Transfers for policyowner benefits and terminations	(9,977)	(2,904)
Policyowner maintenance charges	(43,467)	(52,150)
Net increase(decrease) from policyowner transactions	107,305	(28,637)

Total increase(decrease) in net assets	181,486	92,268
Net assets at beginning of period	371,490	279,222
Net assets at end of period	$552,976	$371,490

The accompanying notes are an integral part of these financial statements.

FS-22

Rydex
		Precious
NASDAQ		Metals		Inv. S&P 500

2020		2020		2020

$6,230		$53,688		$318
(12,029)		(7,386)		(284)
(5,799)		46,302		34

248,591		-		-
298,580		130,381		(19,341)
547,171		130,381		(19,341)

297,107		172,438		4,554

$838,479		$349,121		$(14,753)

NASDAQ		Precious Metals		Inv. S&P 500

2020	2019	2020	2019	2020	2019

$(5,799)	$(7,786)	$46,302	$(4,927)	$34	$249
547,171	90,201	130,381	(30,588)	(19,341)	(7,878)
297,107	412,054	172,438	365,684	4,554	(16,986)

838,479	494,469	349,121	330,169	(14,753)	(24,615)

33,658	31,255	62,996	49,496	10,102	5,937
(153,169)	40,252	12,348	(8,809)	(24,463)	(25,315)
(4,042)	(9,552)	(9,339)	(31,638)	-	-
(40,218)	(34,723)	(45,816)	(41,001)	(7,522)	(11,272)
(163,771)	27,232	20,189	(31,952)	(21,883)	(30,650)

674,708	521,701	369,310	298,217	(36,636)	(55,265)
1,864,188	1,342,487	991,096	692,879	60,198	115,463
$2,538,896	$1,864,188	$1,360,406	$991,096	$23,562	$60,198

FS-23

AMERITAS LIFE INSURANCE CORP.

SEPARATE ACCOUNT LLVL

FOR THE PERIODS ENDED DECEMBER 31

	Rydex
	Gov. Long
	Bond

	2020
STATEMENTS OF OPERATIONS
Investment income:
Dividend distributions received	$258
Mortality and expense risk charge	(1,171)
Net investment income(loss)	(913)

Realized gain(loss) on investments:
Net realized gain distributions	-
Net realized gain(loss) on sale of fund shares	10,320
Net realized gain(loss)	10,320

Change in unrealized appreciation/depreciation	25,513

Net increase(decrease) in net assets resulting
from operations	$34,920

	Gov. Long Bond

STATEMENTS OF CHANGES IN NET ASSETS	2020	2019
Increase(decrease) in net assets from operations:
Net investment income(loss)	$(913)	$935
Net realized gain(loss)	10,320	(8,478)
Net change in unrealized appreciation/depreciation	25,513	24,381
Net increase(decrease) in net assets resulting
from operations	34,920	16,838

Net increase(decrease) from policyowner transactions:
Payments received from policyowners	15,869	11,202
Subaccounts transfers (including fixed account), net	(4,630)	29,411
Transfers for policyowner benefits and terminations	(2,000)	(85)
Policyowner maintenance charges	(15,643)	(15,575)
Net increase(decrease) from policyowner transactions	(6,404)	24,953

Total increase(decrease) in net assets	28,516	41,791
Net assets at beginning of period	161,699	119,908
Net assets at end of period	$190,215	$161,699

The accompanying notes are an integral part of these financial statements.

FS-24

Rydex		Third Avenue		Vanguard
Sector
Rotation		Value		Equity Index

2020		2020		2020

$281		$48,115		$522,413
(41)		(9,620)		(167,515)
240		38,495		354,898

-		12,996		612,851
786		(22,456)		784,083
786		(9,460)		1,396,934

725		126,554		3,708,674

$1,751		$155,589		$5,460,506

Sector Rotation		Value		Equity Index

2020	2019	2020	2019	2020	2019

$240	$(8)	$38,495	$(5,093)	$354,898	$378,137
786	(187)	(9,460)	(9,200)	1,396,934	1,360,835
725	407	126,554	194,813	3,708,674	5,728,623

1,751	212	155,589	180,520	5,460,506	7,467,595

429	700	48,163	56,239	704,340	695,806
(5,003)	(745)	420,425	119,114	212,050	(610,916)
-	-	(41,556)	(83,093)	(563,982)	(788,543)
(163)	(213)	(51,846)	(53,761)	(664,826)	(643,664)
(4,737)	(258)	375,186	38,499	(312,418)	(1,347,317)

(2,986)	(46)	530,775	219,019	5,148,088	6,120,278
4,691	4,737	1,648,356	1,429,337	31,269,261	25,148,983
$1,705	$4,691	$2,179,131	$1,648,356	$36,417,349	$31,269,261

FS-25

AMERITAS LIFE INSURANCE CORP.

SEPARATE ACCOUNT LLVL

FOR THE PERIODS ENDED DECEMBER 31

	Vanguard

	Total Bond

	2020
STATEMENTS OF OPERATIONS
Investment income:
Dividend distributions received	$138,492
Mortality and expense risk charge	(33,200)
Net investment income(loss)	105,292

Realized gain(loss) on investments:
Net realized gain distributions	-
Net realized gain(loss) on sale of fund shares	65,767
Net realized gain(loss)	65,767

Change in unrealized appreciation/depreciation	212,017

Net increase(decrease) in net assets resulting
from operations	$383,076

	Total Bond

STATEMENTS OF CHANGES IN NET ASSETS	2020	2019
Increase(decrease) in net assets from operations:
Net investment income(loss)	$105,292	$81,085
Net realized gain(loss)	65,767	10,159
Net change in unrealized appreciation/depreciation	212,017	239,093
Net increase(decrease) in net assets resulting
from operations	383,076	330,337

Net increase(decrease) from policyowner transactions:
Payments received from policyowners	278,962	215,889
Subaccounts transfers (including fixed account), net	(32)	1,104,182
Transfers for policyowner benefits and terminations	(219,978)	(230,306)
Policyowner maintenance charges	(142,646)	(132,823)
Net increase(decrease) from policyowner transactions	(83,694)	956,942

Total increase(decrease) in net assets	299,382	1,287,279
Net assets at beginning of period	5,861,593	4,574,314
Net assets at end of period	$6,160,975	$5,861,593

The accompanying notes are an integral part of these financial statements.

FS-26

Vanguard
				Stock Market
REIT Index		Mid-Cap		Index

2020		2020		2020

$135,024		$108,618		$240,165
(30,385)		(43,910)		(88,612)
104,639		64,708		151,553

84,909		406,686		463,329
(43,288)		54,138		377,268
41,621		460,824		840,597

(485,299)		749,948		1,841,873

$(339,039)		$1,275,480		$2,834,023

REIT Index		Mid-Cap		Stock Market Index

2020	2019	2020	2019	2020	2019

$104,639	$117,837	$64,708	$63,389	$151,553	$125,817
41,621	299,548	460,824	676,657	840,597	807,401
(485,299)	957,742	749,948	1,075,352	1,841,873	2,506,685

(339,039)	1,375,127	1,275,480	1,815,398	2,834,023	3,439,903

206,168	214,006	294,266	286,057	415,064	521,592
(154,544)	(232,287)	(87,243)	(61,485)	(251,458)	(573,146)
(62,238)	(357,983)	(185,342)	(59,694)	(90,939)	(723,511)
(139,682)	(157,026)	(219,772)	(209,118)	(248,577)	(248,810)
(150,296)	(533,290)	(198,091)	(44,240)	(175,910)	(1,023,875)

(489,335)	841,837	1,077,389	1,771,158	2,658,113	2,416,028
6,012,779	5,170,942	7,852,060	6,080,902	14,043,368	11,627,340
$5,523,444	$6,012,779	$8,929,449	$7,852,060	$16,701,481	$14,043,368

FS-27

AMERITAS LIFE INSURANCE CORP.

SEPARATE ACCOUNT LLVL

FOR THE PERIODS ENDED DECEMBER 31

	Vanguard

	Conservative

	2020
STATEMENTS OF OPERATIONS
Investment income:
Dividend distributions received	$2,133
Mortality and expense risk charge	(832)
Net investment income(loss)	1,301

Realized gain(loss) on investments:
Net realized gain distributions	1,310
Net realized gain(loss) on sale of fund shares	(656)
Net realized gain(loss)	654

Change in unrealized appreciation/depreciation	14,609

Net increase(decrease) in net assets resulting
from operations	$16,564

	Conservative

STATEMENTS OF CHANGES IN NET ASSETS	2020	2019
Increase(decrease) in net assets from operations:
Net investment income(loss)	$1,301	$4,576
Net realized gain(loss)	654	11,712
Net change in unrealized appreciation/depreciation	14,609	4,870
Net increase(decrease) in net assets resulting
from operations	16,564	21,158

Net increase(decrease) from policyowner transactions:
Payments received from policyowners	10,219	12,389
Subaccounts transfers (including fixed account), net	41,539	291,307
Transfers for policyowner benefits and terminations	(133)	(243,651)
Policyowner maintenance charges	(4,173)	(4,242)
Net increase(decrease) from policyowner transactions	47,452	55,803

Total increase(decrease) in net assets	64,016	76,961
Net assets at beginning of period	91,286	14,325
Net assets at end of period	$155,302	$91,286

The accompanying notes are an integral part of these financial statements.

FS-28

Vanguard
				Equity
Moderate		Short-Term		Income

2020		2020		2020

$14,901		$35,296		$211,386
(3,475)		(13,286)		(43,395)
11,426		22,010		167,991

13,710		-		263,831
(86)		22,365		36,143
13,624		22,365		299,974

74,596		56,542		(294,176)

$99,646		$100,917		$173,789

Moderate		Short-Term		Equity Income

2020	2019	2020	2019	2020	2019

$11,426	$9,789	$22,010	$13,898	$167,991	$149,473
13,624	14,482	22,365	5,188	299,974	613,376
74,596	64,695	56,542	25,731	(294,176)	903,715

99,646	88,966	100,917	44,817	173,789	1,666,564

13,019	10,456	71,671	52,768	242,366	211,024
640,066	144,974	1,223,995	361,508	(190,021)	64,152
(164,621)	-	(8,282)	(57,099)	(109,155)	(278,156)
(11,227)	(9,453)	(35,460)	(24,586)	(293,209)	(302,142)
477,237	145,977	1,251,924	332,591	(350,019)	(305,122)

576,883	234,943	1,352,841	377,408	(176,230)	1,361,442
614,413	379,470	1,159,165	781,757	8,607,929	7,246,487
$1,191,296	$614,413	$2,512,006	$1,159,165	$8,431,699	$8,607,929

FS-29

AMERITAS LIFE INSURANCE CORP.

SEPARATE ACCOUNT LLVL

FOR THE PERIODS ENDED DECEMBER 31

	Vanguard

	Growth

	2020
STATEMENTS OF OPERATIONS
Investment income:
Dividend distributions received	$51,749
Mortality and expense risk charge	(85,971)
Net investment income(loss)	(34,222)

Realized gain(loss) on investments:
Net realized gain distributions	735,158
Net realized gain(loss) on sale of fund shares	466,658
Net realized gain(loss)	1,201,816

Change in unrealized appreciation/depreciation	4,663,372

Net increase(decrease) in net assets resulting
from operations	$5,830,966

	Growth

STATEMENTS OF CHANGES IN NET ASSETS	2020	2019
Increase(decrease) in net assets from operations:
Net investment income(loss)	$(34,222)	$(20,417)
Net realized gain(loss)	1,201,816	1,652,634
Net change in unrealized appreciation/depreciation	4,663,372	1,750,066
Net increase(decrease) in net assets resulting
from operations	5,830,966	3,382,283

Net increase(decrease) from policyowner transactions:
Payments received from policyowners	343,653	299,814
Subaccounts transfers (including fixed account), net	1,550,650	(342,357)
Transfers for policyowner benefits and terminations	(557,613)	(276,238)
Policyowner maintenance charges	(360,966)	(339,669)
Net increase(decrease) from policyowner transactions	975,724	(658,450)

Total increase(decrease) in net assets	6,806,690	2,723,833
Net assets at beginning of period	13,184,351	10,460,518
Net assets at end of period	$19,991,041	$13,184,351

The accompanying notes are an integral part of these financial statements.

FS-30

Vanguard
		High Yield
Balanced		Bond		International

2020		2020		2020

$226,387		$134,350		$188,430
(50,708)		(14,545)		(88,093)
175,679		119,805		100,337

276,087		-		344,396
63,864		(8,851)		649,108
339,951		(8,851)		993,504

346,915		(3,936)		6,168,570

$862,545		$107,018		$7,262,411

Balanced		High Yield Bond		International

2020	2019	2020	2019	2020	2019

$175,679	$173,959	$119,805	$117,438	$100,337	$114,471
339,951	635,117	(8,851)	14,881	993,504	922,472
346,915	804,410	(3,936)	197,174	6,168,570	2,442,457

862,545	1,613,486	107,018	329,493	7,262,411	3,479,400

244,015	232,724	101,135	114,884	337,104	339,334
196,815	(111,020)	(71,352)	63,393	(1,292,646)	(634,523)
(39,357)	(795,723)	(24,573)	(148,158)	(343,773)	(306,904)
(359,197)	(358,272)	(91,613)	(94,880)	(378,418)	(343,245)
42,276	(1,032,291)	(86,403)	(64,761)	(1,677,733)	(945,338)

904,821	581,195	20,615	264,732	5,584,678	2,534,062
8,509,639	7,928,444	2,535,270	2,270,538	14,385,254	11,851,192
$9,414,460	$8,509,639	$2,555,885	$2,535,270	$19,969,932	$14,385,254

FS-31

AMERITAS LIFE INSURANCE CORP.

SEPARATE ACCOUNT LLVL

FOR THE PERIODS ENDED DECEMBER 31

	Vanguard

	Diversified

	2020
STATEMENTS OF OPERATIONS
Investment income:
Dividend distributions received	$73,626
Mortality and expense risk charge	(16,612)
Net investment income(loss)	57,014

Realized gain(loss) on investments:
Net realized gain distributions	476,289
Net realized gain(loss) on sale of fund shares	(32,563)
Net realized gain(loss)	443,726

Change in unrealized appreciation/depreciation	(178,144)

Net increase(decrease) in net assets resulting
from operations	$322,596

	Diversified

STATEMENTS OF CHANGES IN NET ASSETS	2020	2019
Increase(decrease) in net assets from operations:
Net investment income(loss)	$57,014	$66,429
Net realized gain(loss)	443,726	177,792
Net change in unrealized appreciation/depreciation	(178,144)	431,906
Net increase(decrease) in net assets resulting
from operations	322,596	676,127

Net increase(decrease) from policyowner transactions:
Payments received from policyowners	156,664	150,725
Subaccounts transfers (including fixed account), net	(243,773)	(844,381)
Transfers for policyowner benefits and terminations	(47,007)	(28,185)
Policyowner maintenance charges	(116,663)	(114,557)
Net increase(decrease) from policyowner transactions	(250,779)	(836,398)

Total increase(decrease) in net assets	71,817	(160,271)
Net assets at beginning of period	3,109,595	3,269,866
Net assets at end of period	$3,181,412	$3,109,595

The accompanying notes are an integral part of these financial statements.

FS-32

Vanguard
Small Company		International
Growth		Stock		Global Bond

2020		2020		2020

$94,509		$3,241		$33
(78,931)		(1,933)		(41)
15,578		1,308		(8)

1,365,761		916		8
(107,813)		(1,056)		111
1,257,948		(140)		119

1,868,230		65,012		66

$3,141,756		$66,180		$177

Small Company Growth		International Stock		Global Bond

2020	2019	2020	2019	2020	2019

$15,578	$(10,123)	$1,308	$(106)	$(8)	$(11)
1,257,948	1,702,484	(140)	1	119	283
1,868,230	1,752,432	65,012	6,864	66	1

3,141,756	3,444,793	66,180	6,759	177	273

313,002	329,385	17,389	882	1,418	196
(593,213)	(577,454)	241,753	169,168	2,560	1,418
(154,244)	(248,910)	-	-	-	-
(301,890)	(316,397)	(3,570)	(545)	(188)	(34)
(736,345)	(813,376)	255,572	169,505	3,790	1,580

2,405,411	2,631,417	321,752	176,264	3,967	1,853
15,408,353	12,776,936	176,264	-	1,853	-
$17,813,764	$15,408,353	$498,016	$176,264	$5,820	$1,853

FS-33

AMERITAS LIFE INSURANCE CORP.

SEPARATE ACCOUNT LLVL

FOR THE PERIODS ENDED DECEMBER 31

	Wells Fargo

	Discovery

	2020
STATEMENTS OF OPERATIONS
Investment income:
Dividend distributions received	$-
Mortality and expense risk charge	(3,600)
Net investment income(loss)	(3,600)

Realized gain(loss) on investments:
Net realized gain distributions	47,615
Net realized gain(loss) on sale of fund shares	10,198
Net realized gain(loss)	57,813

Change in unrealized appreciation/depreciation	269,941

Net increase(decrease) in net assets resulting
from operations	$324,154

	Discovery

STATEMENTS OF CHANGES IN NET ASSETS	2020	2019
Increase(decrease) in net assets from operations:
Net investment income(loss)	$(3,600)	$(2,822)
Net realized gain(loss)	57,813	62,473
Net change in unrealized appreciation/depreciation	269,941	93,518
Net increase(decrease) in net assets resulting
from operations	324,154	153,169

Net increase(decrease) from policyowner transactions:
Payments received from policyowners	13,993	12,672
Subaccounts transfers (including fixed account), net	384,357	(132,538)
Transfers for policyowner benefits and terminations	(2,346)	(387)
Policyowner maintenance charges	(28,300)	(25,404)
Net increase(decrease) from policyowner transactions	367,704	(145,657)

Total increase(decrease) in net assets	691,858	7,512
Net assets at beginning of period	486,249	478,737
Net assets at end of period	$1,178,107	$486,249

The accompanying notes are an integral part of these financial statements.

FS-34

Wells Fargo		American Century

Opportunity		Mid Cap		International

2020		2020		2020

$2,340		$18,986		$2,655
(3,181)		(6,264)		(593)
(841)		12,722		2,062

40,459		-		8,008
(74,554)		(16,967)		(61,054)
(34,095)		(16,967)		(53,046)

16,769		7,407		(21,771)

$(18,167)		$3,162		$(72,755)

Opportunity		Mid Cap		International

2020	2019	2020	2019	2020	2019

$(841)	$(726)	$12,722	$16,276	$2,062	$2,421
(34,095)	146,987	(16,967)	113,451	(53,046)	23,276
16,769	116,099	7,407	146,621	(21,771)	89,015

(18,167)	262,360	3,162	276,348	(72,755)	114,712

22,719	10,187	57,772	53,904	3,712	3,316
(659,045)	330,413	(171,615)	97,123	(435,617)	34,627
(2,550)	(314)	(11,936)	(21,410)	(204)	-
(24,383)	(22,618)	(29,366)	(29,999)	(5,821)	(6,958)
(663,259)	317,668	(155,145)	99,618	(437,930)	30,985

(681,426)	580,028	(151,983)	375,966	(510,685)	145,697
1,332,003	751,975	1,315,019	939,053	544,389	398,692
$650,577	$1,332,003	$1,163,036	$1,315,019	$33,704	$544,389

FS-35

AMERITAS LIFE INSURANCE CORP.

SEPARATE ACCOUNT LLVL

FOR THE PERIODS ENDED DECEMBER 31

	American Century

	Inflation

	2020
STATEMENTS OF OPERATIONS
Investment income:
Dividend distributions received	$1,037
Mortality and expense risk charge	(268)
Net investment income(loss)	769

Realized gain(loss) on investments:
Net realized gain distributions	-
Net realized gain(loss) on sale of fund shares	463
Net realized gain(loss)	463

Change in unrealized appreciation/depreciation	1,508

Net increase(decrease) in net assets resulting
from operations	$2,740

	Inflation

STATEMENTS OF CHANGES IN NET ASSETS	2020	2019
Increase(decrease) in net assets from operations:
Net investment income(loss)	$769	$-
Net realized gain(loss)	463	-
Net change in unrealized appreciation/depreciation	1,508	-
Net increase(decrease) in net assets resulting
from operations	2,740	-

Net increase(decrease) from policyowner transactions:
Payments received from policyowners	3,326	-
Subaccounts transfers (including fixed account), net	90,757	-
Transfers for policyowner benefits and terminations	-	-
Policyowner maintenance charges	(408)	-
Net increase(decrease) from policyowner transactions	93,675	-

Total increase(decrease) in net assets	96,415	-
Net assets at beginning of period	-	-
Net assets at end of period	$96,415	$-

The accompanying notes are an integral part of these financial statements.

FS-36

American Funds

IS Growth-Inc		IS Growth		Blue Chip

2020		2020		2020

$60		$66		$623
(17)		(60)		(210)
43		6		413

20		80		347
19		30		(44)
39		110		303

717		5,173		2,134

$799		$5,289		$2,850

IS Growth-Inc		IS Growth		Blue Chip

2020	2019	2020	2019	2020	2019

$43	$(5)	$6	$(48)	$413	$68
39	643	110	3,755	303	-
717	3	5,173	121	2,134	64

799	641	5,289	3,828	2,850	132

2,360	134	5,648	1,131	2,724	-
2,478	(549)	14,474	(3,357)	27,052	3,940
-	-	-	-	-	-
(394)	(17)	(797)	(163)	(504)	(8)
4,444	(432)	19,325	(2,389)	29,272	3,932

5,243	209	24,614	1,439	32,122	4,064
209	-	1,439	-	4,064	-
$5,452	$209	$26,053	$1,439	$36,186	$4,064

FS-37

AMERITAS LIFE INSURANCE CORP.

SEPARATE ACCOUNT LLVL

FOR THE PERIODS ENDED DECEMBER 31

	American Funds
	IS
	International

	2020
STATEMENTS OF OPERATIONS
Investment income:
Dividend distributions received	$205
Mortality and expense risk charge	(150)
Net investment income(loss)	55

Realized gain(loss) on investments:
Net realized gain distributions	-
Net realized gain(loss) on sale of fund shares	(408)
Net realized gain(loss)	(408)

Change in unrealized appreciation/depreciation	3,489

Net increase(decrease) in net assets resulting
from operations	$3,136

	IS International

STATEMENTS OF CHANGES IN NET ASSETS	2020	2019
Increase(decrease) in net assets from operations:
Net investment income(loss)	$55	$113
Net realized gain(loss)	(408)	(23)
Net change in unrealized appreciation/depreciation	3,489	364
Net increase(decrease) in net assets resulting
from operations	3,136	454

Net increase(decrease) from policyowner transactions:
Payments received from policyowners	1,701	250
Subaccounts transfers (including fixed account), net	14,263	15,035
Transfers for policyowner benefits and terminations	(1,498)	(4,568)
Policyowner maintenance charges	(918)	(100)
Net increase(decrease) from policyowner transactions	13,548	10,617

Total increase(decrease) in net assets	16,684	11,071
Net assets at beginning of period	11,071	-
Net assets at end of period	$27,755	$11,071

The accompanying notes are an integral part of these financial statements.

FS-38

American Funds		Franklin Templeton		MFS

IS New World		Global Inc.		Utilities IC

2020		2020		2020

$142		$37,331		$14,334
(215)		(3,508)		(3,908)
(73)		33,823		10,426

-		-		14,946
72		(50,788)		1,826
72		(50,788)		16,772

20,274		(28,250)		1,383

$20,273		$(45,215)		$28,581

IS New World		Global Inc.		Utilities IC

2020	2019	2020	2019	2020	2019

$(73)	$-	$33,823	$53,180	$10,426	$19,532
72	-	(50,788)	(16,042)	16,772	13,869
20,274	-	(28,250)	(28,772)	1,383	85,331

20,273	-	(45,215)	8,366	28,581	118,732

153	-	36,149	58,275	45,826	83,141
114,668	-	(337,691)	(106,359)	21,966	(77,840)
-	-	(7,744)	(5,663)	(5,223)	(37,124)
(80)	-	(9,862)	(11,655)	(11,132)	(13,132)
114,741	-	(319,148)	(65,402)	51,437	(44,955)

135,014	-	(364,363)	(57,036)	80,018	73,777
-	-	824,406	881,442	584,245	510,468
$135,014	$-	$460,043	$824,406	$664,263	$584,245

FS-39

AMERITAS LIFE INSURANCE CORP.

SEPARATE ACCOUNT LLVL

FOR THE PERIODS ENDED DECEMBER 31

	MFS

	Mid Cap

	2020
STATEMENTS OF OPERATIONS
Investment income:
Dividend distributions received	$-
Mortality and expense risk charge	(175)
Net investment income(loss)	(175)

Realized gain(loss) on investments:
Net realized gain distributions	1,696
Net realized gain(loss) on sale of fund shares	3,725
Net realized gain(loss)	5,421

Change in unrealized appreciation/depreciation	4,399

Net increase(decrease) in net assets resulting
from operations	$9,645

	Mid Cap

STATEMENTS OF CHANGES IN NET ASSETS	2020	2019
Increase(decrease) in net assets from operations:
Net investment income(loss)	$(175)	$(8)
Net realized gain(loss)	5,421	175
Net change in unrealized appreciation/depreciation	4,399	103
Net increase(decrease) in net assets resulting
from operations	9,645	270

Net increase(decrease) from policyowner transactions:
Payments received from policyowners	36,168	3,042
Subaccounts transfers (including fixed account), net	(26,850)	6,813
Transfers for policyowner benefits and terminations	-	-
Policyowner maintenance charges	(1,180)	(42)
Net increase(decrease) from policyowner transactions	8,138	9,813

Total increase(decrease) in net assets	17,783	10,083
Net assets at beginning of period	10,083	-
Net assets at end of period	$27,866	$10,083

The accompanying notes are an integral part of these financial statements.

FS-40

MFS		Summit
		EAFE		S&P
Research		Intl.		MidCap

2020		2020		2020

$23,668		$4,650		$1,353
(6,548)		(879)		(320)
17,120		3,771		1,033

39,635		-		3,972
1,957		(165)		104
41,592		(165)		4,076

89,930		6,857		10,419

$148,642		$10,463		$15,528

Research		EAFE Intl.		S&P MidCap

2020	2019	2020	2019	2020	2019

$17,120	$9,848	$3,771	$2,842	$1,033	$921
41,592	26,165	(165)	2,302	4,076	9,750
89,930	160,398	6,857	21,346	10,419	13,201

148,642	196,411	10,463	26,490	15,528	23,872

81,989	77,396	11,531	11,785	2,973	3,009
(23,759)	327,673	(1,945)	(14,133)	-	(8,779)
(22,710)	(47,069)	(155)	(5,987)	-	-
(37,555)	(36,090)	(5,809)	(5,580)	(447)	(462)
(2,035)	321,910	3,622	(13,915)	2,526	(6,232)

146,607	518,321	14,085	12,575	18,054	17,640
1,179,311	660,990	146,428	133,853	114,903	97,263
$1,325,918	$1,179,311	$160,513	$146,428	$132,957	$114,903

FS-41

AMERITAS LIFE INSURANCE CORP.

SEPARATE ACCOUNT LLVL

FOR THE PERIODS ENDED DECEMBER 31

	Summit
	S&P
	500

	2020
STATEMENTS OF OPERATIONS
Investment income:
Dividend distributions received	$25,593
Mortality and expense risk charge	(8,710)
Net investment income(loss)	16,883

Realized gain(loss) on investments:
Net realized gain distributions	50,416
Net realized gain(loss) on sale of fund shares	12,645
Net realized gain(loss)	63,061

Change in unrealized appreciation/depreciation	158,047

Net increase(decrease) in net assets resulting
from operations	$237,991

	S&P 500

STATEMENTS OF CHANGES IN NET ASSETS	2020	2019
Increase(decrease) in net assets from operations:
Net investment income(loss)	$16,883	$13,372
Net realized gain(loss)	63,061	100,785
Net change in unrealized appreciation/depreciation	158,047	182,306
Net increase(decrease) in net assets resulting
from operations	237,991	296,463

Net increase(decrease) from policyowner transactions:
Payments received from policyowners	77,180	48,986
Subaccounts transfers (including fixed account), net	224,410	21,980
Transfers for policyowner benefits and terminations	(67,516)	(17,331)
Policyowner maintenance charges	(29,745)	(20,352)
Net increase(decrease) from policyowner transactions	204,329	33,283

Total increase(decrease) in net assets	442,320	329,746
Net assets at beginning of period	1,295,985	966,239
Net assets at end of period	$1,738,305	$1,295,985

The accompanying notes are an integral part of these financial statements.

FS-42

Summit
Russell				Mod.
Small Cap		Moderate		Growth

2020		2020		2020

$5,533		$1,659		$5,975
(2,632)		(672)		(2,355)
2,901		987		3,620

30,945		2,173		4,128
(3,017)		821		1,539
27,928		2,994		5,667

89,130		712		1,045

$119,959		$4,693		$10,332

Russell Small Cap		Moderate		Mod. Growth

2020	2019	2020	2019	2020	2019

$2,901	$1,681	$987	$738	$3,620	$2,651
27,928	31,298	2,994	6,658	5,667	6,347
89,130	54,219	712	8,870	1,045	47,591

119,959	87,198	4,693	16,266	10,332	56,589

46,502	28,371	14,848	15,597	43,048	39,317
54,858	20,541	2,924	(147,363)	(673)	(17,985)
(16,936)	(5,078)	(3,675)	(6,889)	(10,237)	(21,490)
(10,404)	(9,245)	(6,512)	(6,876)	(15,141)	(14,651)
74,020	34,589	7,585	(145,531)	16,997	(14,809)

193,979	121,787	12,278	(129,265)	27,329	41,780
464,529	342,742	97,363	226,628	378,840	337,060
$658,508	$464,529	$109,641	$97,363	$406,169	$378,840

FS-43

AMERITAS LIFE INSURANCE CORP.

SEPARATE ACCOUNT LLVL

FOR THE PERIODS ENDED DECEMBER 31

	Summit

	Growth

	2020
STATEMENTS OF OPERATIONS
Investment income:
Dividend distributions received	$8
Mortality and expense risk charge	(2)
Net investment income(loss)	6

Realized gain(loss) on investments:
Net realized gain distributions	-
Net realized gain(loss) on sale of fund shares	2
Net realized gain(loss)	2

Change in unrealized appreciation/depreciation	30

Net increase(decrease) in net assets resulting
from operations	$38

	Growth

STATEMENTS OF CHANGES IN NET ASSETS	2020	2019
Increase(decrease) in net assets from operations:
Net investment income(loss)	$6	$(89)
Net realized gain(loss)	2	533
Net change in unrealized appreciation/depreciation	30	1,301
Net increase(decrease) in net assets resulting
from operations	38	1,745

Net increase(decrease) from policyowner transactions:
Payments received from policyowners	621	3,435
Subaccounts transfers (including fixed account), net	130	(19,641)
Transfers for policyowner benefits and terminations	(18)	-
Policyowner maintenance charges	(199)	(186)
Net increase(decrease) from policyowner transactions	534	(16,392)

Total increase(decrease) in net assets	572	(14,647)
Net assets at beginning of period	126	14,773
Net assets at end of period	$698	$126

The accompanying notes are an integral part of these financial statements.

FS-44

T. Rowe		Morgan Stanley		Pimco
		Emerging
Blue Chip		Markets		Commodity

2020		2020		2020

$-		$28,052		$16,520
(31,765)		(12,502)		(1,809)
(31,765)		15,550		14,711

190,333		34,040		-
603,228		(192,518)		(114,909)
793,561		(158,478)		(114,909)

742,128		161,165		76,020

$1,503,924		$18,237		$(24,178)

Blue Chip		Emerging Markets		Commodity

2020	2019	2020	2019	2020	2019

$(31,765)	$(25,931)	$15,550	$15,862	$14,711	$13,378
793,561	379,829	(158,478)	187,779	(114,909)	(64,119)
742,128	815,914	161,165	269,508	76,020	84,843

1,503,924	1,169,812	18,237	473,149	(24,178)	34,102

266,709	226,405	134,073	147,203	23,031	23,263
(343,451)	(112,152)	(1,012,859)	141,373	(189,610)	(55,474)
(221,031)	(200,646)	(17,025)	(150,038)	(1,756)	(1,374)
(140,582)	(128,158)	(33,882)	(36,105)	(4,317)	(4,234)
(438,355)	(214,551)	(929,693)	102,433	(172,652)	(37,819)

1,065,569	955,261	(911,456)	575,582	(196,830)	(3,717)
4,991,443	4,036,182	3,097,904	2,522,322	360,397	364,114
$6,057,012	$4,991,443	$2,186,448	$3,097,904	$163,567	$360,397

FS-45

AMERITAS LIFE INSURANCE CORP.

SEPARATE ACCOUNT LLVL

FOR THE PERIODS ENDED DECEMBER 31

	Pimco

	Total Return

	2020
STATEMENTS OF OPERATIONS
Investment income:
Dividend distributions received	$19,453
Mortality and expense risk charge	(5,651)
Net investment income(loss)	13,802

Realized gain(loss) on investments:
Net realized gain distributions	10,131
Net realized gain(loss) on sale of fund shares	12,754
Net realized gain(loss)	22,885

Change in unrealized appreciation/depreciation	32,975

Net increase(decrease) in net assets resulting
from operations	$69,662

	Total Return

STATEMENTS OF CHANGES IN NET ASSETS	2020	2019
Increase(decrease) in net assets from operations:
Net investment income(loss)	$13,802	$27,410
Net realized gain(loss)	22,885	(46,518)
Net change in unrealized appreciation/depreciation	32,975	107,789
Net increase(decrease) in net assets resulting
from operations	69,662	88,681

Net increase(decrease) from policyowner transactions:
Payments received from policyowners	21,557	32,423
Subaccounts transfers (including fixed account), net	212,660	(1,311,188)
Transfers for policyowner benefits and terminations	(1,756)	(58,354)
Policyowner maintenance charges	(34,699)	(36,970)
Net increase(decrease) from policyowner transactions	197,762	(1,374,089)

Total increase(decrease) in net assets	267,424	(1,285,408)
Net assets at beginning of period	750,162	2,035,570
Net assets at end of period	$1,017,586	$750,162

The accompanying notes are an integral part of these financial statements.

FS-46

Pimco		DFA
Low
Duration		Bond		Small

2020		2020		2020

$3,264		$49		$10,617
(1,111)		(1,326)		(3,242)
2,153		(1,277)		7,375

-		-		9,352
(2,719)		13		(2,136)
(2,719)		13		7,216

58		2,620		37,878

$(508)		$1,356		$52,469

Low Duration		Bond		Small

2020	2019	2020	2019	2020	2019

$2,153	$10,081	$(1,277)	$3,194	$7,375	$9,844
(2,719)	(20)	13	191	7,216	(1,201)
58	5,220	2,620	1,110	37,878	78,129

(508)	15,281	1,356	4,495	52,469	86,772

2,169	1,817	30,173	27,384	50,271	39,119
(375,556)	41,258	(16,429)	47,608	(19,710)	38,650
(12,219)	(9,256)	-	(117)	-	(5,021)
(2,863)	(4,241)	(833)	(858)	(6,545)	(6,126)
(388,469)	29,578	12,911	74,017	24,016	66,622

(388,977)	44,859	14,267	78,512	76,485	153,394
458,820	413,961	169,541	91,029	505,857	352,463
$69,843	$458,820	$183,808	$169,541	$582,342	$505,857

FS-47

AMERITAS LIFE INSURANCE CORP.

SEPARATE ACCOUNT LLVL

FOR THE PERIODS ENDED DECEMBER 31

	DFA

	Value

	2020
STATEMENTS OF OPERATIONS
Investment income:
Dividend distributions received	$9,958
Mortality and expense risk charge	(2,552)
Net investment income(loss)	7,406

Realized gain(loss) on investments:
Net realized gain distributions	-
Net realized gain(loss) on sale of fund shares	(13,803)
Net realized gain(loss)	(13,803)

Change in unrealized appreciation/depreciation	20,645

Net increase(decrease) in net assets resulting
from operations	$14,248

	Value

STATEMENTS OF CHANGES IN NET ASSETS	2020	2019
Increase(decrease) in net assets from operations:
Net investment income(loss)	$7,406	$9,810
Net realized gain(loss)	(13,803)	(1,877)
Net change in unrealized appreciation/depreciation	20,645	36,709
Net increase(decrease) in net assets resulting
from operations	14,248	44,642

Net increase(decrease) from policyowner transactions:
Payments received from policyowners	70,867	54,694
Subaccounts transfers (including fixed account), net	39,117	(2,135)
Transfers for policyowner benefits and terminations	(3,082)	(3,898)
Policyowner maintenance charges	(16,308)	(15,604)
Net increase(decrease) from policyowner transactions	90,594	33,057

Total increase(decrease) in net assets	104,842	77,699
Net assets at beginning of period	354,756	277,057
Net assets at end of period	$459,598	$354,756

The accompanying notes are an integral part of these financial statements.

FS-48

DFA

Fixed		Large		Targeted

2020		2020		2020

$2,259		$15,248		$9,017
(1,834)		(4,392)		(2,744)
425		10,856		6,273

-		-		-
49		(5,366)		(11,823)
49		(5,366)		(11,823)

(1,425)		(4,593)		86,992

$(951)		$897		$81,442

Fixed		Large		Targeted

2020	2019	2020	2019	2020	2019

$425	$1,380	$10,856	$8,987	$6,273	$2,587
49	129	(5,366)	9,630	(11,823)	(6,465)
(1,425)	134	(4,593)	124,586	86,992	63,001

(951)	1,643	897	143,203	81,442	59,123

11,556	4,920	72,473	44,009	85,597	47,540
285,527	(103,114)	39,206	(123,196)	104,067	(52,148)
(2,136)	(124)	-	(23,056)	(738)	(9,577)
(2,958)	(1,821)	(8,971)	(9,888)	(5,672)	(7,415)
291,989	(100,139)	102,708	(112,131)	183,254	(21,600)

291,038	(98,496)	103,605	31,072	264,696	37,523
88,318	186,814	672,585	641,513	342,862	305,339
$379,356	$88,318	$776,190	$672,585	$607,558	$342,862

FS-49

AMERITAS LIFE INSURANCE CORP.

SEPARATE ACCOUNT LLVL

FOR THE PERIODS ENDED DECEMBER 31

	DFA

	Global

	2020
STATEMENTS OF OPERATIONS
Investment income:
Dividend distributions received	$130
Mortality and expense risk charge	(96)
Net investment income(loss)	34

Realized gain(loss) on investments:
Net realized gain distributions	140
Net realized gain(loss) on sale of fund shares	(56)
Net realized gain(loss)	84

Change in unrealized appreciation/depreciation	158

Net increase(decrease) in net assets resulting
from operations	$276

	Global

STATEMENTS OF CHANGES IN NET ASSETS	2020	2019
Increase(decrease) in net assets from operations:
Net investment income(loss)	$34	$316
Net realized gain(loss)	84	1,180
Net change in unrealized appreciation/depreciation	158	2,294
Net increase(decrease) in net assets resulting
from operations	276	3,790

Net increase(decrease) from policyowner transactions:
Payments received from policyowners	2,940	6,864
Subaccounts transfers (including fixed account), net	(13,589)	2,055
Transfers for policyowner benefits and terminations	(308)	(110)
Policyowner maintenance charges	(251)	(652)
Net increase(decrease) from policyowner transactions	(11,208)	8,157

Total increase(decrease) in net assets	(10,932)	11,947
Net assets at beginning of period	23,435	11,488
Net assets at end of period	$12,503	$23,435

The accompanying notes are an integral part of these financial statements.

FS-50

DFA

Equity

2020

$734
(123)
611

111
23
134

6,651

$7,396

Equity

2020	2019

$611	$-
134	-
6,651	-

7,396	-

500	-
40,566	-
-	-
(299)	-
40,767	-

48,163	-
-	-
$48,163	$-

FS-51

AMERITAS LIFE INSURANCE CORP.

SEPARATE ACCOUNT LLVL

NOTES TO FINANCIAL STATEMENTS

FOR THE PERIODS ENDED DECEMBER 31, 2020 AND 2019

1. ORGANIZATION

Ameritas Life Insurance Corp. Separate Account LLVL (the "Account") began operations during 1995. It operates as a separate investment account within Ameritas Life Insurance Corp. (the “Company”), a Nebraska domiciled company. The assets of the Account are held by the Company and are segregated from all of the Company’s other assets and are used only to support the variable life products issued by the Company.

Management believes these financial statements should be read in conjunction with the policyowner statements and policy and fund prospectuses.

The Account is registered under the Investment Company Act of 1940, as amended, as a unit investment trust. The Account is made up of variable investment options called subaccounts for which accumulation units are separately maintained. Each subaccount corresponds to a single underlying non-publicly traded portfolio issued through a fund series. At December 31, 2020 there are eighty-six subaccounts available within the Account listed as follows:

Calvert Research and Management	Invesco Advisers, Inc.
(Advisor)	AIM
Calvert (Fund Series short cite)	*Dividend
*Balanced (Subaccount short cite)	*Health
*Mid Cap	*Technology
*Intl. Growth
DWS Investment Management	*Franchise
Americas, Inc.
Scudder	Janus Capital Management LLC
*Equity 500	Janus
*Small Cap	*Growth
*Mid Value
*Global	Neuberger Berman Investment
*Growth	Advisers LLC
Neuberger Berman
Fidelity Management & Research	*Bond
Company LLC (formerly Fidelity	*Mid-Cap
Management & Research Company)	*Equity
Fidelity	(Commenced April 26, 2019)
*Contrafund IC	*Regency
*Contrafund SC
*High Income SC	Guggenheim Investments
*Inv. Grade Bond IC	Rydex
*Mid Cap SC	*Nova
*Overseas IC	*NASDAQ
*Strategic IC	*Precious Metals
*Equity Inc. IC	*Inv. S&P 500
*High Income IC	*Gov. Long Bond
*Mid Cap IC	*Sector Rotation
*Money Market
(Commenced, May 10, 2016)

FS-52

1. ORGANIZATION, continued

Third Avenue Management LLC	The Vanguard Group, Inc. and
Third Avenue	ArrowMark Colorado Holdings,
*Value (formerly Third	LLC
Avenue Value Portfolio)	Vanguard
*Small Company Growth
The Vanguard Group, Inc.
Vanguard	The Vanguard Group, Inc.
*Equity Index	Vanguard
*Total Bond	*International Stock
*REIT Index	(Commenced June 19, 2019)
*Mid-Cap	*Global Bond
*Stock Market Index	(Commenced May 9, 2019)
*Conservative
(Commenced July 11, 2016)	Wells Fargo Fund Management,
*Moderate	LLC
(Commenced July 11, 2016)	Wells Fargo
Short-Term	*Discovery
(Commenced June 9, 2016)	*Opportunity

Wellington Management Company, LLP	American Century Investment
and The Vanguard Group, Inc.	Management, Inc.
Vanguard	American Century
*Equity Income	*Mid Cap
*International
Wellington Management Company, LLP	*Inflation
and Jackson Square Partners, LLC	(Commenced March 3, 2020)
Vanguard
*Growth	Capital Research and Management
Company (SM)
Wellington Management Company, LLP	American Funds
Vanguard	*IS Growth-Inc
*Balanced	(Commenced August 15, 2019)
*High Yield Bond	*IS Growth
(Commenced June 6, 2019)
Schroder Investment Management North	*Blue Chip
America Inc. and Baillie Gifford	(Commenced December 9, 2019)
Overseas, Ltd.	*IS International
Vanguard	(Commenced August 13, 2019)
*International	*IS New World
(Commenced June 15, 2020)
Hotchkis and Wiley Capital Management, LLC
and Lazard Asset Management LLC (formerly	Franklin Advisers, Inc.
Barrow, Hanley, Mewhinney &	Franklin Templeton
Strauss, LLC)	*Global Inc.
Vanguard
*Diversified

FS-53

1. ORGANIZATION, continued

Massachusetts Financial Services	Morgan Stanley Investment
Company	Management Inc.
MFS	Morgan Stanley
*Utilities IC	*Emerging Markets
*Mid Cap
(Commenced May 14, 2019)	Pacific Investment Management
*Research	Company LLC
Pimco
Calvert Research and Management	*Commodity
(See Note 3)	*Total Return
Summit	*Low Duration
*EAFE Intl.
*S&P MidCap	Dimensional Fund Advisors LP
*S&P 500	DFA
*Russell Small Cap	*Bond
*Moderate	*Small
*Mod. Growth	*Value
*Growth	*Fixed
*Large
T. Rowe Price Associates, Inc.	*Targeted
T. Rowe	*Global
*Blue Chip	(Commenced November 22, 2016)
*Equity
(Commenced March 3, 2020)

Note: The above chart references the fund series and subaccount short cites from the Statements of Net Assets.

FS-54

2. BASIS OF PRESENTATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

BASIS OF ACCOUNTING

The financial statements included herein have been prepared in accordance with accounting principles generally accepted in the United States of America ("GAAP") for variable life separate accounts registered as unit investment trusts.

USE OF ESTIMATES

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

INVESTMENTS

The assets of the subaccounts are carried at the net asset value of the underlying portfolios, adjusted for the accrual of dividends. The value of the policyowners’ units corresponds to the investment in the underlying subaccounts. The availability of investment portfolio and subaccount options may vary between products. Share transactions and security transactions are accounted for on a trade date basis.

Income from dividends and gains from realized gain distributions are recorded on the ex-distribution date. Realized gains and losses on the sales of investments represent the difference between the proceeds from sales of investments by the subaccounts and the cost of such shares, which is determined on a weighted average cost basis.

FAIR VALUE MEASUREMENTS

The accounting guidance on fair value measurements establishes a framework for measuring fair value and expands disclosures about fair value measurements. It also defines fair value as the price that would be received to sell an asset in an orderly transaction between market participants at the measurement date. The fair value measurement guidance applies to all assets and liabilities that are measured and reported on a fair value basis and enables the reader of the financial statements to assess the inputs used to develop those measurements by establishing a hierarchy for ranking the quality and reliability of the information used to determine fair values. Each asset and liability carried at fair value is classified into one of the following categories:

•	Level 1 – Quoted market prices in active markets for identical assets or liabilities.
•	Level 2 – Observable market based inputs or unobservable inputs that are corroborated by market data.
•	Level 3 – Unobservable inputs that are not corroborated by market data.

Each subaccount invests in shares of open-ended mutual funds, which calculate a daily net asset value based on the value of the underlying securities in its portfolios. As a result, and as required by law, pricing information is provided on an ongoing basis. Shares of open end mutual funds are purchased and redeemed at their quoted daily net asset values as reported by the fund companies at the close of each business day. On that basis, the fair value measurements of all shares held by the Account are reported as Level 1 assets.

FEDERAL AND STATE INCOME TAXES

The operations of the Account form a part of and are taxed with the operations of the Company. The Company is taxed as a life insurance company under Subchapter L of the Internal Revenue Code. Under existing federal income tax law, separate account investment income and capital gains are not taxed to the extent they are applied to increase reserves under a contract issued in connection with the Account. Investment income and realized capital gains and losses on assets of the Account are automatically applied to increase or decrease reserves under the contract. Accordingly, no provision for federal income taxes or unrecognized tax benefits are reflected in these financial statements.

FS-55

3. RELATED PARTIES

Ameritas Investment Partners, Inc., an affiliate of the Company, provides sub-advisor services to certain portfolios of the Summit funds for a fee. These fees are reflected in the daily value of the underlying portfolio share price. The fee is computed separately for each underlying portfolio on daily average net assets, at an annual rate, as of December 31, 2020 and 2019, as follows:

Sub-Advisor Fee %
Summit:
S&P MidCap	.050
S&P 500.050
Russell Small Cap	.050
Moderate	.050
Mod. Growth	.050
Growth	.050

FS-56

4. PURCHASES AND SALES OF INVESTMENTS

The cost of purchases and proceeds from sales of investments in the subaccounts for the period ended

December 31, 2020 were as follows:

	Purchases	Sales
Calvert:
Balanced	$188,241	$46,277
Mid Cap	7,176	6,312

Scudder:
Equity 500	23,095	3,893
Small Cap	107,407	162,965
Mid Value	103,185	75,376
Global	51,111	34,654
Growth	371,283	261,125

Fidelity:
Contrafund IC	716,684	764,193
Contrafund SC	51,457	22,283
High Income SC	1,788	3,453
Inv. Grade Bond IC	474,803	129,538
Mid Cap SC	318,378	562,403
Overseas IC	75,137	100,056
Strategic IC	193,263	319,741
Equity Inc. IC	101,852	101,269
High Income IC	35,800	45,122
Mid Cap IC	15,984	24,818
Money Market	14,302,883	14,158,591

AIM:
Dividend	29,801	42,137
Health	262,775	264,974
Technology	446,984	389,305
Intl. Growth	69,788	526,225
Franchise	11,969	26,637

Janus:
Growth	3,831	4,777

Neuberger Berman:
Bond	71,522	65,830
Mid-Cap	168,921	586,072
Equity	157,926	190,943
Regency	426	442

FS-57

4. PURCHASES AND SALES OF INVESTMENTS, continued

	Purchases	Sales
Rydex:
Nova	$235,333	$90,860
NASDAQ	1,164,001	1,084,979
Precious Metals	861,772	795,280
Inv. S&P 500	32,087	53,935
Gov. Long Bond	41,328	48,646
Sector Rotation	31,360	35,856

Third Avenue:
Value	697,608	270,931

Vanguard:
Equity Index	3,033,127	2,377,795
Total Bond	1,341,770	1,320,172
REIT Index	758,189	718,938
Mid-Cap	1,813,689	1,540,385
Stock Market Index	3,315,022	2,876,049
Conservative	70,011	19,948
Moderate	681,180	178,807
Short-Term	2,174,679	900,744
Equity Income	1,171,466	1,089,662
Growth	3,256,231	1,579,570
Balanced	1,202,205	708,163
High Yield Bond	287,670	254,268
International	822,510	2,055,510
Diversified	755,478	472,954
Small Company Growth	1,800,305	1,155,311
International Stock	278,294	20,497
Global Bond	21,513	17,722

Wells Fargo:
Discovery	469,634	57,915
Opportunity	63,413	687,053

American Century:
Mid Cap	164,382	306,804
International	14,749	442,608
Inflation	121,420	26,975

American Funds:
IS Growth-Inc	4,815	308
IS Growth	19,648	238
Blue Chip	30,710	678
IS International	15,997	2,393
IS New World	115,470	801

Franklin Templeton:
Global Inc.	105,979	391,304

FS-58

4. PURCHASES AND SALES OF INVESTMENTS, continued

	Purchases	Sales
MFS:
Utilities IC	$307,960	$231,151
Mid Cap	74,577	64,919
Research	348,196	293,476

Summit:
EAFE Intl.	18,864	11,471
S&P MidCap	8,249	718
S&P 500	543,528	271,901
Russell Small Cap	198,646	90,779
Moderate	21,363	10,618
Mod. Growth	82,931	58,187
Growth	735	195

T. Rowe:
Blue Chip	1,818,229	2,098,017

Morgan Stanley:
Emerging Markets	415,114	1,295,217

Pimco:
Commodity	153,027	310,967
Total Return	799,819	578,124
Low Duration	133,851	520,167

DFA:
Bond	30,749	19,115
Small	80,115	39,372
Value	204,775	106,774
Fixed	519,580	227,166
Large	167,683	54,120
Targeted	294,567	105,040
Global	3,191	14,225
Equity	41,905	415

FS-59

5. FINANCIAL HIGHLIGHTS

The unit value, units, net assets, investment income ratio (“Inv. Income Ratio”), expense ratio and total return (certain of which are defined below) are included in the following table (amounts have been rounded). Total returns, unit values and expense ratios in this table may not be applicable to all policies.

Inv. Income Ratio – The Inv. Income Ratio represents the dividend distributions received divided by average daily net assets. This ratio excludes the mortality and expense risk charge and is affected by the timing of the declaration of dividends by the underlying fund portfolio.

Expense Ratio – The Expense Ratio represents the annualized contract expenses of the subaccounts for the period indicated and includes only those expenses that are charged through a reduction of the unit value. Included in this category are mortality and expense charges. During the year ended December 31, 2020, these fees range between .30 percent and .75 percent (annualized) of net assets, depending on the product selected. Expenses of the underlying fund portfolios and charges made directly to policyowner accounts through the redemption of units are excluded. For this separate account, charges made through the redemption of units ranged up to $10 per policy monthly, depending on the product selected. On all life insurance policies, cost of insurance is charged to each policyowner monthly through the redemption of units. The cost of insurance is determined based upon several variables, including policyowners death benefit amount and account value.

Total Return – The Total Return represents the change in the unit value reported year-to-date; however, subaccounts which commenced during a year, as shown in Note 1, are based on shorter return periods. These percentages do not include any expenses assessed through the redemption of units. As the total return is presented as a range of minimum to maximum values, based on the product grouping representing the minimum and maximum expense ratio amounts, some individual contract total returns are not within the ranges presented.

FS-60

5. FINANCIAL HIGHLIGHTS, continued

	At December 31				For the Periods Ended December 31
				Net	Inv.
	Unit			Assets	Income	Expense		Total
	Value ($)		Units	($)	Ratio %	Ratio %		Return %
	Min	Max				Min	Max	Min	Max
Calvert:
Balanced
2020	3.30	5.35	248,854	1,056,900	1.58	0.45	0.75	14.40	14.74
2019	2.87	4.68	220,248	813,094	1.62	0.45	0.75	23.48	23.85
2018	2.32	3.79	191,901	567,393	1.79	0.45	0.75	(3.40)	(3.11)
2017	2.39	3.92	167,247	552,661	2.04	0.45	0.75	11.17	11.50
2016	2.15	3.53	177,209	536,613	1.77	0.45	0.75	2.02	7.05

Mid Cap
2020	51.29	92.06	1,405	102,525	0.45	0.45	0.75	11.41	11.75
2019	45.89	82.63	1,456	97,828	0.42	0.45	0.75	30.38	30.78
2018	35.09	63.37	2,180	103,349	0.51	0.45	0.75	(5.14)	(4.86)
2017	36.89	66.81	2,363	122,099	0.69	0.45	0.75	10.83	11.15
2016	33.19	60.29	2,054	114,856	-	0.45	0.75	6.44	7.05

Scudder:
Equity 500
2020	40.60	40.60	7,907	321,027	1.66	0.30	0.30	17.74	17.74
2019	34.48	34.48	7,920	273,117	1.94	0.30	0.30	30.79	30.79
2018	26.37	26.37	7,920	208,811	1.66	0.30	0.30	(4.94)	(4.94)
2017	27.73	27.73	7,945	220,346	1.72	0.30	0.30	21.17	21.17
2016	19.58	22.89	7,884	180,445	2.07	0.30	0.60	6.08	11.28

Small Cap
2020	29.82	47.99	12,067	475,192	1.04	0.30	0.75	18.54	19.07
2019	25.04	40.48	15,222	491,150	1.05	0.30	0.75	24.29	24.85
2018	20.06	32.57	14,848	401,513	0.90	0.30	0.75	(11.90)	(11.50)
2017	22.66	36.97	18,763	621,246	1.00	0.30	0.75	13.48	13.99
2016	19.88	32.58	22,969	698,464	1.10	0.30	0.75	20.13	20.67

Mid Value
2020	20.53	22.52	11,688	248,840	1.12	0.30	0.75	(1.54)	(1.10)
2019	20.76	22.87	10,442	229,112	0.84	0.30	0.75	20.61	21.15
2018	17.14	18.97	12,641	232,375	1.41	0.30	0.75	(16.64)	(16.27)
2017	20.47	22.75	12,401	273,374	0.65	0.30	0.75	9.70	10.20
2016	18.57	20.74	22,297	458,921	0.56	0.30	0.75	16.02	16.54

Global
2020	18.38	18.62	11,729	219,565	1.34	0.45	0.75	21.76	22.14
2019	15.05	15.29	10,764	165,282	0.61	0.45	0.75	30.19	30.64
2018	11.52	11.75	4,192	49,135	0.93	0.45	0.75	(17.25)	(17.05)
2017	13.89	14.20	2,408	34,340	0.33	0.45	0.75	2.66	24.54
2016	11.40	11.47	2,555	29,266	0.93	0.70	0.75	2.94	2.99

FS-61

5. FINANCIAL HIGHLIGHTS, continued

	At December 31				For the Periods Ended December 31
				Net	Inv.
	Unit			Assets	Income	Expense		Total
	Value ($)		Units	($)	Ratio %	Ratio %		Return %
	Min	Max				Min	Max	Min	Max
Scudder, continued:
Growth
2020	46.10	81.86	6,581	435,880	0.56	0.30	0.75	24.62	38.00
2019	41.26	59.32	4,108	220,633	0.63	0.45	0.75	36.11	36.52
2018	30.22	43.58	6,901	290,537	0.73	0.45	0.75	(2.33)	(2.04)
2017	30.85	44.62	5,843	260,328	0.70	0.45	0.75	3.04	25.36
2016	26.70	35.59	5,444	194,261	0.80	0.45	0.75	3.47	8.27

Fidelity:
Contrafund IC
2020	70.25	118.34	58,149	5,832,135	0.25	0.45	0.75	29.59	29.98
2019	54.05	91.32	56,389	4,545,743	0.46	0.45	0.75	30.60	30.99
2018	41.26	69.92	58,178	3,598,433	0.70	0.45	0.75	(7.08)	(6.80)
2017	44.27	75.25	57,220	3,904,728	1.00	0.45	0.75	20.97	21.33
2016	36.49	62.20	57,943	3,369,302	0.79	0.45	0.75	7.20	15.54

Contrafund SC
2020	71.24	120.95	19,456	1,460,542	0.15	0.30	0.60	29.65	30.04
2019	54.78	93.29	18,359	1,102,640	0.37	0.30	0.60	30.66	31.06
2018	41.80	71.40	18,446	846,046	0.61	0.30	0.60	(7.05)	(6.77)
2017	44.84	76.81	17,860	886,056	0.87	0.30	0.60	21.04	21.40
2016	36.93	63.46	20,204	914,624	0.76	0.30	0.60	7.27	7.59

High Income SC
2020	7.23	7.23	3,924	28,365	4.89	0.30	0.30	2.34	2.34
2019	7.06	7.06	4,358	30,786	5.03	0.30	0.30	14.58	14.58
2018	6.17	6.17	4,770	29,408	5.43	0.30	0.30	(3.89)	(3.89)
2017	5.42	6.41	5,112	32,790	2.39	0.30	0.60	4.24	6.75
2016	6.01	16.75	17,035	227,155	5.19	0.30	0.60	13.69	14.03

Inv. Grade Bond IC
2020	16.27	18.99	135,734	2,316,006	2.26	0.30	0.75	8.58	9.07
2019	14.92	17.49	118,633	1,826,473	3.00	0.30	0.75	8.85	9.34
2018	13.64	16.07	50,429	762,815	2.48	0.30	0.75	(1.28)	(0.83)
2017	13.76	16.28	56,007	861,137	2.51	0.30	0.75	3.44	3.91
2016	13.24	15.73	43,800	666,806	2.29	0.30	0.75	3.96	4.43

Mid Cap SC
2020	60.92	107.97	42,067	3,329,457	0.57	0.30	0.75	17.16	17.69
2019	51.77	92.16	41,611	3,056,451	0.81	0.30	0.75	22.43	22.98
2018	42.10	75.28	41,262	2,651,292	0.55	0.30	0.75	(15.28)	(14.90)
2017	49.46	88.85	45,467	3,654,296	0.61	0.30	0.75	19.81	20.34
2016	41.10	74.16	48,716	3,460,307	0.43	0.30	0.75	11.28	11.78

FS-62

5. FINANCIAL HIGHLIGHTS, continued

	At December 31				For the Periods Ended December 31
				Net	Inv.
	Unit			Assets	Income	Expense		Total
	Value ($)		Units	($)	Ratio %	Ratio %		Return %
	Min	Max				Min	Max	Min	Max
Fidelity, continued:
Overseas IC
2020	28.59	39.53	31,040	1,061,947	0.44	0.30	0.75	14.75	15.27
2019	24.80	34.45	32,865	982,896	1.64	0.30	0.75	26.81	27.40
2018	19.47	27.16	35,520	837,238	1.43	0.30	0.75	(15.45)	(12.83)
2017	23.80	32.13	41,399	1,175,086	1.38	0.30	0.75	29.32	29.90
2016	18.32	24.84	30,643	702,075	1.49	0.30	0.75	(5.77)	(5.34)

Strategic IC
2020	14.67	19.73	59,907	1,103,457	3.19	0.30	0.75	6.71	7.62
2019	13.63	18.49	68,420	1,215,281	3.32	0.30	0.75	10.07	10.73
2018	12.31	16.80	84,067	1,250,342	3.69	0.30	0.75	(3.30)	(2.86)
2017	12.67	17.37	70,909	1,144,876	3.23	0.30	0.75	6.99	7.47
2016	11.79	16.24	71,527	1,102,674	3.68	0.30	0.75	7.46	7.95

Equity Inc. IC
2020	25.18	49.72	3,980	197,818	1.86	0.70	0.70	5.95	20.51
2019	46.92	46.92	4,138	194,184	2.15	0.70	0.70	26.56	26.56
2018	37.08	37.08	5,226	193,777	2.13	0.70	0.70	(8.93)	(8.93)
2017	40.72	40.72	5,688	231,602	1.70	0.70	0.70	12.11	12.11
2016	36.32	36.32	6,248	226,906	2.41	0.70	0.70	17.20	17.20

High Income IC
2020	6.79	10.22	8,394	69,734	4.49	0.45	0.75	1.98	2.28
2019	6.64	10.02	9,669	81,340	4.25	0.45	0.75	14.25	14.59
2018	5.79	8.77	16,267	139,547	4.96	0.45	0.75	(4.01)	(3.72)
2017	6.02	9.14	19,142	171,847	5.65	0.45	0.75	6.14	6.46
2016	5.65	8.61	31,472	294,771	5.17	0.45	0.75	12.18	13.75

Mid Cap IC
2020	76.13	76.13	3,206	244,060	0.67	0.70	0.70	17.37	17.37
2019	64.87	64.87	3,427	222,304	0.86	0.70	0.70	22.59	22.59
2018	52.92	52.92	3,784	200,213	0.59	0.70	0.70	(15.14)	(15.14)
2017	62.35	62.35	4,508	281,115	0.72	0.70	0.70	19.97	19.97
2016	51.97	51.97	3,512	182,533	0.51	0.70	0.70	11.45	11.45

Money Market
2020	1.01	1.03	8,490,049	8,666,080	0.29	0.30	0.75	(0.43)	0.02
2019	1.02	1.03	8,340,158	8,521,788	2.00	0.30	0.75	1.26	1.71
2018	1.00	1.02	9,006,134	9,084,135	1.65	0.30	0.75	0.89	1.35
2017	1.00	1.00	7,739,928	7,721,242	0.67	0.30	0.75	(0.07)	0.37
2016	1.00	1.00	11,108,412	11,075,428	0.16	0.30	0.75	(0.33)	(0.02)

FS-63

5. FINANCIAL HIGHLIGHTS, continued

	At December 31				For the Periods Ended December 31
				Net	Inv.
	Unit			Assets	Income	Expense		Total
	Value ($)		Units	($)	Ratio %	Ratio %		Return %
	Min	Max				Min	Max	Min	Max
AIM:
Dividend
2020	33.61	33.77	8,089	270,785	3.05	0.30	0.75	(0.61)	(0.16)
2019	33.67	33.98	9,001	302,824	1.92	0.30	0.75	24.16	24.72
2018	26.99	27.36	17,924	486,672	2.49	0.30	0.75	(8.27)	(7.85)
2017	29.29	29.83	33,745	1,002,509	1.51	0.30	0.75	7.77	8.25
2016	27.06	27.68	45,285	1,250,386	1.26	0.30	0.75	13.96	14.47

Health
2020	53.77	68.44	16,841	972,978	0.32	0.30	0.75	13.60	14.12
2019	47.12	60.24	17,076	868,144	0.04	0.30	0.75	31.52	32.11
2018	35.67	45.81	23,485	894,885	-	0.30	0.75	0.15	0.60
2017	35.45	45.74	35,618	1,431,215	0.39	0.30	0.75	14.97	15.48
2016	30.70	39.78	38,610	1,456,149	-	0.30	0.75	(12.12)	(11.73)

Technology
2020	54.94	57.34	28,350	1,514,900	-	0.30	0.75	45.02	45.68
2019	37.71	39.54	28,680	1,053,430	-	0.30	0.75	34.87	35.47
2018	27.84	29.32	28,539	804,491	-	0.30	0.75	(1.20)	(0.75)
2017	28.05	29.67	28,864	830,758	-	0.30	0.75	34.13	34.73
2016	20.82	22.12	32,531	712,386	-	0.30	0.75	(1.50)	(1.05)

Intl. Growth
2020	42.52	53.37	11,695	608,486	1.88	0.30	0.75	(18.92)	13.14
2019	44.99	47.17	24,571	1,121,462	1.62	0.30	0.75	27.61	28.19
2018	35.09	36.96	24,039	858,637	2.12	0.30	0.75	(15.61)	(15.23)
2017	41.40	43.80	27,153	1,152,413	1.47	0.30	0.75	22.09	22.64
2016	33.76	35.88	26,068	927,643	1.29	0.30	0.75	(1.19)	(0.75)

Franchise
2020	110.66	132.57	216	26,441	0.08	0.45	0.75	41.28	41.79
2019	78.04	93.83	361	32,344	-	0.45	0.75	11.21	35.75
2018	69.12	69.12	356	24,597	-	0.75	0.75	(4.34)	(4.34)
2017	72.26	72.26	326	23,559	0.09	0.75	0.75	26.41	26.41
2016	53.58	57.16	222	12,686	-	0.60	0.75	(4.48)	1.50

Janus:
Growth
2020	61.84	87.05	798	51,491	0.41	0.45	0.75	31.96	32.36
2019	46.72	65.97	818	42,988	0.46	0.45	0.75	34.51	34.91
2018	34.63	49.04	862	34,719	0.54	0.45	0.75	(3.31)	(3.03)
2017	35.71	50.72	843	41,695	0.39	0.45	0.75	7.99	26.93
2016	39.96	39.96	1,084	43,320	0.53	0.75	0.75	(0.25)	(0.25)

FS-64

5. FINANCIAL HIGHLIGHTS, continued

	At December 31				For the Periods Ended December 31
				Net	Inv.
	Unit			Assets	Income	Expense		Total
	Value ($)		Units	($)	Ratio %	Ratio %		Return %
	Min	Max				Min	Max	Min	Max
Neuberger Berman:
Bond
2020	11.63	24.50	32,859	735,070	2.34	0.30	0.75	2.68	3.25
2019	11.26	23.86	33,560	722,002	2.00	0.30	0.75	2.91	3.43
2018	10.89	23.18	38,133	797,542	1.43	0.30	0.75	0.26	0.71
2017	10.81	23.12	40,956	889,702	1.46	0.30	0.75	0.14	0.59
2016	10.75	23.09	44,280	978,525	1.26	0.30	0.75	0.47	0.92

Mid-Cap
2020	49.75	50.92	57,698	2,910,403	-	0.30	0.75	38.94	39.56
2019	35.81	36.48	73,382	2,659,479	-	0.30	0.75	31.76	32.35
2018	27.18	27.57	82,973	2,275,170	-	0.30	0.75	(7.11)	(6.69)
2017	29.26	29.54	87,305	2,567,741	-	0.30	0.75	24.36	24.91
2016	23.53	23.65	75,730	1,789,880	-	0.30	0.75	3.62	4.09

Equity
2020	33.74	34.01	81,353	2,756,452	0.62	0.30	0.75	18.67	19.24
2019	28.43	28.52	86,447	2,461,949	0.41	0.30	0.75	8.98	9.21
2018	-	-	-	-	-	-	-	-	-
2017	-	-	-	-	-	-	-	-	-
2016	-	-	-	-	-	-	-	-	-

Regency
2020	29.90	29.90	31	928	1.23	0.75	0.75	(3.38)	(3.38)
2019	30.94	30.94	31	970	0.40	0.75	0.75	15.94	15.94
2018	26.69	26.69	70	1,871	0.24	0.75	0.75	(15.89)	(15.89)
2017	31.73	31.73	590	18,735	0.85	0.75	0.75	15.87	15.87
2016	16.91	27.38	2,144	58,716	0.43	0.45	0.75	11.89	15.30

Rydex:
Nova
2020	48.81	174.95	6,792	552,976	0.85	0.30	0.75	19.13	19.63
2019	40.97	146.23	4,462	371,490	1.11	0.30	0.75	43.96	44.57
2018	28.46	101.15	5,994	279,222	0.17	0.30	0.75	(12.23)	(10.99)
2017	31.97	234.76	12,203	467,406	0.05	0.45	0.75	30.80	31.19
2016	24.44	178.94	17,399	448,241	-	0.45	0.75	3.91	14.86

NASDAQ
2020	95.20	97.02	27,390	2,538,896	0.29	0.30	0.75	43.88	44.53
2019	66.17	67.13	28,607	1,864,188	0.13	0.30	0.75	35.84	36.45
2018	48.71	49.20	27,992	1,342,487	-	0.30	0.75	(2.54)	(2.10)
2017	49.98	50.25	29,916	1,475,390	-	0.30	0.75	30.15	30.73
2016	38.40	38.44	32,979	1,262,816	-	0.30	0.75	5.19	5.66

FS-65

5. FINANCIAL HIGHLIGHTS, continued

	At December 31				For the Periods Ended December 31
				Net	Inv.
	Unit			Assets	Income	Expense		Total
	Value ($)		Units	($)	Ratio %	Ratio %		Return %
	Min	Max				Min	Max	Min	Max
Rydex, continued:
Precious Metals
2020	11.08	57.08	83,711	1,360,406	4.56	0.30	0.75	33.30	33.90
2019	8.31	42.63	82,505	991,096	-	0.30	0.75	51.06	51.74
2018	5.50	28.09	91,331	692,879	4.85	0.30	0.75	(17.23)	(16.86)
2017	6.65	33.79	136,454	1,097,546	4.81	0.30	0.75	6.29	6.76
2016	6.26	31.65	141,192	972,462	-	0.30	0.75	64.28	65.02

Inv. S&P 500
2020	0.78	6.82	7,674	23,562	0.63	0.45	0.75	(25.58)	(25.36)
2019	1.05	9.14	28,887	60,198	0.90	0.45	0.75	(23.49)	(23.26)
2018	1.37	11.92	51,672	115,463	-	0.45	0.75	3.19	3.50
2017	1.33	11.51	46,980	108,955	-	0.45	0.75	(17.96)	(17.71)
2016	1.62	13.99	90,459	162,123	-	0.45	0.75	(12.66)	(9.04)

Gov. Long Bond
2020	37.42	43.27	4,683	190,215	0.13	0.30	0.75	21.05	21.85
2019	30.91	35.51	4,900	161,699	1.18	0.30	0.75	15.91	16.60
2018	26.67	30.46	4,231	119,908	1.57	0.30	0.75	(6.02)	(5.60)
2017	28.38	32.27	4,495	130,028	1.27	0.30	0.75	8.82	9.45
2016	26.08	29.48	9,719	253,025	0.92	0.30	0.75	(19.91)	(1.08)

Sector Rotation
2020	15.66	15.66	109	1,705	4.76	0.70	0.70	4.20	4.20
2019	15.03	15.03	312	4,691	0.52	0.70	0.70	4.80	4.80
2018	14.34	14.34	330	4,737	-	0.70	0.70	(13.54)	(13.54)
2017	16.59	16.59	2,533	42,009	0.08	0.70	0.70	14.06	14.06
2016	14.54	14.54	1,059	15,400	-	0.70	0.70	(0.05)	(0.05)

Third Avenue:
Value
2020	16.18	33.96	98,005	2,179,131	3.08	0.30	0.75	(3.12)	(2.69)
2019	16.63	35.05	70,882	1,648,356	0.27	0.30	0.75	11.62	12.13
2018	14.83	31.40	69,046	1,429,337	1.81	0.30	0.75	(20.94)	(20.58)
2017	18.67	39.72	77,200	2,512,736	0.86	0.30	0.75	12.75	13.25
2016	16.49	35.23	81,046	2,603,805	0.79	0.30	0.75	11.39	11.88

Vanguard:
Equity Index
2020	69.03	129.19	485,146	36,417,349	1.68	0.30	0.75	17.32	17.85
2019	58.58	110.12	480,642	31,269,261	1.88	0.30	0.75	30.32	30.91
2018	44.75	84.50	470,347	25,148,983	1.68	0.30	0.75	(5.22)	(4.79)
2017	47.00	89.15	419,549	25,742,982	1.79	0.30	0.75	20.75	21.29
2016	38.75	73.83	371,178	21,444,763	2.18	0.30	0.75	10.98	11.48

FS-66

5. FINANCIAL HIGHLIGHTS, continued

	At December 31				For the Periods Ended December 31
				Net	Inv.
	Unit			Assets	Income	Expense		Total
	Value ($)		Units	($)	Ratio %	Ratio %		Return %
	Min	Max				Min	Max	Min	Max
Vanguard, continued:
Total Bond
2020	14.35	29.87	366,029	6,160,975	2.34	0.30	0.75	6.78	7.26
2019	13.38	27.97	335,711	5,861,593	2.39	0.30	0.75	7.87	8.35
2018	12.35	25.93	279,706	4,574,314	2.53	0.30	0.75	(0.88)	(0.43)
2017	12.40	26.16	292,221	5,516,436	2.46	0.30	0.75	2.71	3.17
2016	12.02	25.47	261,380	5,285,244	2.39	0.30	0.75	1.71	2.17

REIT Index
2020	17.83	61.49	225,219	5,523,444	2.59	0.30	0.75	(5.56)	(5.14)
2019	18.79	65.12	217,659	6,012,779	2.61	0.30	0.75	27.85	28.42
2018	14.63	50.93	231,951	5,170,942	3.03	0.30	0.75	(6.06)	(5.64)
2017	15.51	54.22	234,390	6,235,992	2.41	0.30	0.75	4.00	4.46
2016	14.84	52.14	193,251	5,767,026	2.63	0.30	0.75	7.55	8.03

Mid-Cap
2020	40.36	70.41	182,911	8,929,449	1.47	0.30	0.75	17.19	17.72
2019	34.29	60.09	178,466	7,852,060	1.48	0.30	0.75	29.90	30.48
2018	26.28	46.26	175,028	6,080,902	1.17	0.30	0.75	(10.01)	(9.60)
2017	29.07	51.40	170,620	7,062,877	1.25	0.30	0.75	18.20	18.73
2016	24.49	43.49	172,801	6,674,222	1.37	0.30	0.75	10.29	10.78

Stock Market Index
2020	60.73	107.51	217,713	16,701,481	1.69	0.30	0.75	19.65	20.19
2019	50.53	89.85	194,833	14,043,368	1.58	0.30	0.75	29.75	30.36
2018	38.76	69.25	203,529	11,627,340	1.44	0.30	0.75	(6.05)	(5.62)
2017	41.07	73.71	165,624	10,673,090	1.85	0.30	0.75	20.07	20.61
2016	34.05	61.39	151,850	8,427,712	1.47	0.30	0.75	4.93	11.72

Conservative
2020	30.64	31.94	4,895	155,302	1.66	0.45	0.75	10.90	11.24
2019	27.62	28.71	3,199	91,286	3.67	0.45	0.75	12.89	15.27
2018	24.91	25.58	564	14,325	1.47	0.45	0.70	(5.02)	(3.41)
2017	25.79	25.84	42	1,092	0.59	0.45	0.75	8.45	8.59
2016	24.13	24.20	805	19,442	-	0.45	0.75	(0.43)	0.02

Moderate
2020	37.33	38.27	33,599	1,191,296	2.30	0.45	0.75	12.92	13.26
2019	32.96	33.90	18,575	614,413	2.32	0.45	0.75	18.64	19.00
2018	27.69	28.57	13,647	379,470	1.40	0.45	0.75	(5.65)	(5.36)
2017	29.26	30.28	2,579	77,979	1.72	0.45	0.75	9.97	13.95
2016	26.55	26.57	425	11,297	-	0.70	0.75	1.20	1.81

FS-67

5. FINANCIAL HIGHLIGHTS, continued

	At December 31				For the Periods Ended December 31
				Net	Inv.
	Unit			Assets	Income	Expense		Total
	Value ($)		Units	($)	Ratio %	Ratio %		Return %
	Min	Max				Min	Max	Min	Max
Vanguard, continued:
Short-Term
2020	11.82	11.86	213,854	2,512,006	1.72	0.30	0.75	4.71	5.18
2019	11.28	11.28	102,595	1,159,165	2.07	0.30	0.75	4.91	5.38
2018	10.70	10.76	72,461	781,757	2.22	0.30	0.75	0.28	1.25
2017	10.73	10.78	52,915	568,200	1.40	0.45	0.75	1.33	1.63
2016	10.59	10.61	8,916	94,362	-	0.45	0.75	(0.85)	(0.32)

Equity Income
2020	37.53	92.73	186,418	8,431,699	2.79	0.30	0.75	2.48	2.94
2019	36.45	90.49	182,641	8,607,929	2.48	0.30	0.75	23.51	24.06
2018	29.39	73.27	184,667	7,246,487	2.29	0.30	0.75	(6.67)	(6.25)
2017	31.34	78.50	168,280	8,526,265	2.55	0.30	0.75	17.37	17.90
2016	26.59	66.89	165,852	8,531,008	2.74	0.30	0.75	14.21	14.72

Growth
2020	61.22	91.06	322,899	19,991,041	0.33	0.30	0.75	42.03	42.67
2019	42.91	64.12	294,201	13,184,351	0.40	0.30	0.75	32.82	33.42
2018	32.16	48.27	300,367	10,460,518	0.31	0.30	0.75	(0.55)	(0.10)
2017	32.19	48.54	292,992	11,105,277	0.52	0.30	0.75	29.94	30.53
2016	24.66	37.36	265,413	8,771,840	0.58	0.30	0.75	(1.82)	(1.38)

Balanced
2020	36.40	99.85	201,149	9,414,460	2.66	0.45	0.75	9.85	10.18
2019	33.04	90.89	183,968	8,509,639	2.72	0.45	0.75	21.57	21.94
2018	27.09	74.76	184,910	7,928,444	2.41	0.45	0.75	(4.13)	(3.84)
2017	28.18	77.99	175,212	8,591,969	2.41	0.45	0.75	13.87	14.21
2016	24.67	68.49	167,157	8,313,087	2.53	0.45	0.75	10.19	14.16

High Yield Bond
2020	10.03	34.00	176,847	2,555,885	5.62	0.30	0.75	4.88	5.36
2019	9.52	32.42	170,576	2,535,270	5.44	0.30	0.75	14.81	15.33
2018	8.25	28.24	152,031	2,270,538	4.80	0.30	0.75	(3.46)	(3.02)
2017	8.51	29.25	137,063	2,455,116	4.98	0.30	0.75	6.21	6.69
2016	7.98	27.54	125,691	2,563,242	5.05	0.30	0.75	6.19	10.52

International
2020	52.81	84.43	345,209	19,969,932	1.23	0.30	0.75	56.41	57.11
2019	33.61	53.98	373,223	14,385,254	1.48	0.30	0.75	30.23	30.82
2018	25.69	41.45	395,452	11,851,192	0.77	0.30	0.75	(13.27)	(12.88)
2017	29.49	47.80	390,284	14,761,033	1.07	0.30	0.75	41.62	42.25
2016	20.73	33.75	359,682	10,635,479	1.42	0.30	0.75	1.12	1.57

FS-68

5. FINANCIAL HIGHLIGHTS, continued

	At December 31				For the Periods Ended December 31
				Net	Inv.
	Unit			Assets	Income	Expense		Total
	Value ($)		Units	($)	Ratio %	Ratio %		Return %
	Min	Max				Min	Max	Min	Max
Vanguard, continued:
Diversified
2020	29.17	40.29	97,257	3,181,412	2.70	0.30	0.75	10.94	11.44
2019	26.17	36.31	101,869	3,109,595	2.87	0.30	0.75	24.77	25.32
2018	20.88	29.11	129,000	3,269,866	2.49	0.30	0.75	(9.80)	(9.39)
2017	23.05	32.27	137,302	3,935,160	2.69	0.30	0.75	12.32	12.82
2016	20.43	28.73	125,856	3,360,382	2.76	0.30	0.75	12.12	12.63

Small Company Growth
2020	47.90	116.29	330,229	17,813,764	0.67	0.30	0.75	22.26	22.82
2019	39.00	95.11	331,924	15,408,353	0.50	0.30	0.75	27.15	27.73
2018	30.54	74.80	332,304	12,776,936	0.39	0.30	0.75	(7.96)	(7.54)
2017	33.03	81.27	298,874	14,512,355	0.47	0.30	0.75	22.55	23.10
2016	26.83	66.32	232,964	11,721,056	0.35	0.30	0.75	14.08	14.59

International Stock
2020	23.49	23.60	21,142	498,016	1.16	0.70	0.70	10.40	31.67
2019	21.28	21.28	8,283	176,264	-	0.70	0.70	8.29	8.29
2018	-	-	-	-	-	-	-	-	-
2017	-	-	-	-	-	-	-	-	-
2016	-	-	-	-	-	-	-	-	-

Global Bond
2020	22.57	22.67	258	5,820	0.56	0.70	0.70	0.11	5.93
2019	21.31	21.31	87	1,853	-	0.70	0.70	1.48	1.48
2018	-	-	-	-	-	-	-	-	-
2017	-	-	-	-	-	-	-	-	-
2016	-	-	-	-	-	-	-	-	-

Wells Fargo:
Discovery
2020	74.45	92.90	15,133	1,178,107	-	0.45	0.75	61.44	61.92
2019	45.98	57.55	9,506	486,249	-	0.45	0.75	37.98	38.40
2018	26.14	41.71	12,454	478,737	-	0.30	0.75	(7.76)	4.79
2017	33.35	45.21	12,393	519,581	-	0.30	0.75	26.56	28.17
2016	27.93	35.28	12,772	425,379	-	0.45	0.75	6.84	16.83

Opportunity
2020	49.23	101.62	13,302	650,577	0.31	0.30	0.75	20.10	20.64
2019	40.81	84.62	32,716	1,332,003	0.31	0.30	0.75	30.49	31.07
2018	31.13	64.85	22,208	751,975	0.19	0.30	0.75	(7.84)	(7.42)
2017	33.63	70.36	18,711	845,644	0.76	0.30	0.75	19.54	20.08
2016	28.01	58.86	10,703	547,872	2.05	0.30	0.75	11.39	11.89

FS-69

5. FINANCIAL HIGHLIGHTS, continued

	At December 31				For the Periods Ended December 31
				Net	Inv.
	Unit			Assets	Income	Expense		Total
	Value ($)		Units	($)	Ratio %	Ratio %		Return %
	Min	Max				Min	Max	Min	Max
American Century:
Mid Cap
2020	28.48	37.24	36,824	1,163,036	1.79	0.30	0.75	0.45	0.91
2019	28.22	37.08	41,391	1,315,019	2.06	0.30	0.75	28.19	28.76
2018	21.92	28.92	37,475	939,053	1.40	0.30	0.75	(13.49)	(13.10)
2017	25.22	33.43	38,406	1,146,543	1.58	0.30	0.75	10.86	11.36
2016	22.65	30.16	37,326	1,097,470	1.77	0.30	0.75	21.94	22.49

International
2020	14.10	17.28	2,135	33,704	1.55	0.30	0.75	(15.36)	24.94
2019	13.17	13.83	41,415	544,389	0.81	0.30	0.75	27.47	28.04
2018	10.28	10.85	38,773	398,692	1.26	0.30	0.75	(15.86)	(15.47)
2017	12.17	12.90	39,100	477,117	0.08	0.30	0.75	6.34	30.23
2016	9.90	9.90	2,084	20,639	1.18	0.75	0.75	(6.20)	(6.20)

Inflation
2020	11.26	11.42	8,446	96,415	2.22	0.70	0.70	0.67	5.38
2019	-	-	-	-	-	-	-	-	-
2018	-	-	-	-	-	-	-	-	-
2017	-	-	-	-	-	-	-	-	-
2016	-	-	-	-	-	-	-	-	-

American Funds:
IS Growth-Inc
2020	57.30	64.57	90	5,452	2.43	0.70	0.70	13.02	19.30
2019	57.13	57.13	4	209	0.07	0.70	0.70	8.81	8.81
2018	-	-	-	-	-	-	-	-	-
2017	-	-	-	-	-	-	-	-	-
2016	-	-	-	-	-	-	-	-	-

IS Growth
2020	122.93	138.22	199	26,053	0.75	0.70	0.70	19.67	51.40
2019	91.30	91.30	16	1,439	0.20	0.70	0.70	16.15	16.15
2018	-	-	-	-	-	-	-	-	-
2017	-	-	-	-	-	-	-	-	-
2016	-	-	-	-	-	-	-	-	-

Blue Chip
2020	14.68	16.23	2,234	36,186	2.07	0.70	0.70	8.28	18.32
2019	14.99	14.99	271	4,064	1.74	0.70	0.70	3.36	3.36
2018	-	-	-	-	-	-	-	-	-
2017	-	-	-	-	-	-	-	-	-
2016	-	-	-	-	-	-	-	-	-

FS-70

5. FINANCIAL HIGHLIGHTS, continued

	At December 31				For the Periods Ended December 31
				Net	Inv.
	Unit			Assets	Income	Expense		Total
	Value ($)		Units	($)	Ratio %	Ratio %		Return %
	Min	Max				Min	Max	Min	Max
American Funds, continued:
IS International
2020	23.66	24.58	1,133	27,755	0.95	0.70	0.70	13.48	29.68
2019	21.66	21.66	511	11,071	3.13	0.70	0.70	11.96	11.96
2018	-	-	-	-	-	-	-	-	-
2017	-	-	-	-	-	-	-	-	-
2016	-	-	-	-	-	-	-	-	-

IS New World
2020	31.87	31.87	4,237	135,014	0.25	0.70	0.70	7.09	32.43
2019	-	-	-	-	-	-	-	-	-
2018	-	-	-	-	-	-	-	-	-
2017	-	-	-	-	-	-	-	-	-
2016	-	-	-	-	-	-	-	-	-

Franklin Templeton:
Global Inc.
2020	17.49	25.61	19,747	460,043	6.73	0.30	0.75	(5.99)	(5.56)
2019	18.52	27.24	35,844	824,406	6.70	0.30	0.75	1.25	1.71
2018	18.21	26.90	38,492	881,442	-	0.30	0.75	1.17	1.63
2017	17.92	26.59	50,939	1,209,459	-	0.30	0.75	1.17	1.62
2016	17.63	26.28	47,453	1,204,188	-	0.30	0.75	2.17	2.63

MFS:
Utilities IC
2020	48.90	60.66	11,474	664,263	2.47	0.30	0.75	5.11	5.59
2019	46.31	57.71	10,638	584,245	4.14	0.30	0.75	24.14	24.70
2018	37.14	46.49	11,353	510,468	1.26	0.30	0.75	0.30	0.76
2017	36.86	46.35	15,807	700,651	4.45	0.30	0.75	13.98	14.49
2016	32.19	40.66	16,352	640,214	3.95	0.30	0.75	10.64	11.14

Mid Cap
2020	13.49	15.39	1,881	27,866	-	0.70	0.70	30.75	35.53
2019	11.36	11.36	888	10,083	-	0.70	0.70	12.94	12.94
2018	-	-	-	-	-	-	-	-	-
2017	-	-	-	-	-	-	-	-	-
2016	-	-	-	-	-	-	-	-	-

Research
2020	21.45	21.63	61,585	1,325,918	2.08	0.45	0.75	12.10	12.44
2019	16.96	19.29	61,483	1,179,311	1.65	0.30	0.75	6.65	27.09
2018	15.18	15.46	43,464	660,990	1.45	0.30	0.75	(14.77)	(14.38)
2017	17.81	18.05	47,353	843,324	1.84	0.30	0.75	27.34	27.91
2016	13.99	14.11	47,810	669,889	1.43	0.30	0.75	(1.44)	(1.00)

FS-71

5. FINANCIAL HIGHLIGHTS, continued

	At December 31				For the Periods Ended December 31
				Net	Inv.
	Unit			Assets	Income	Expense		Total
	Value ($)		Units	($)	Ratio %	Ratio %		Return %
	Min	Max				Min	Max	Min	Max
Summit, continued:
EAFE Intl.
2020	107.76	112.53	1,461	160,513	3.40	0.30	0.75	6.97	7.75
2019	100.01	105.20	1,414	146,428	2.63	0.30	0.75	20.36	21.29
2018	82.46	87.41	1,548	133,853	3.18	0.30	0.75	(14.23)	(13.82)
2017	95.68	101.90	1,804	182,524	2.87	0.30	0.75	23.83	24.33
2016	76.96	82.29	3,844	318,089	3.12	0.30	0.75	(0.29)	0.03

S&P MidCap
2020	153.83	153.83	864	132,957	1.27	0.30	0.30	12.98	12.98
2019	111.74	136.15	844	114,903	1.16	0.30	0.60	11.23	25.45
2018	108.53	130.87	884	97,263	1.18	0.30	0.60	(11.86)	(11.60)
2017	122.77	148.48	820	107,096	0.73	0.30	0.60	8.66	15.20
2016	128.89	128.89	697	89,892	0.46	0.60	0.60	19.55	19.55

S&P 500
2020	221.32	246.57	7,412	1,738,305	1.82	0.30	0.75	17.22	17.75
2019	187.96	210.35	6,360	1,295,985	1.79	0.30	0.75	30.17	30.76
2018	143.74	161.59	6,178	966,239	1.98	0.30	0.75	(5.45)	(5.02)
2017	151.34	170.90	6,234	1,026,139	1.49	0.30	0.75	20.56	21.11
2016	124.97	141.75	5,812	801,349	1.36	0.30	0.75	3.86	10.74

Russell Small Cap
2020	124.05	129.99	5,291	658,508	1.21	0.30	0.75	18.75	19.29
2019	104.47	108.97	4,387	464,529	0.99	0.30	0.75	24.14	24.70
2018	84.15	87.39	4,024	342,742	1.07	0.30	0.75	(11.90)	(11.50)
2017	95.51	98.74	3,902	381,557	0.75	0.30	0.75	13.52	14.03
2016	84.14	86.59	5,174	455,481	1.54	0.30	0.75	8.34	20.54

Moderate
2020	21.17	21.25	5,150	109,641	1.71	0.45	0.75	4.57	4.88
2019	18.86	20.32	4,785	97,363	1.39	0.30	0.75	0.47	16.14
2018	17.49	17.64	12,933	226,628	1.36	0.30	0.75	(6.44)	(6.01)
2017	18.70	18.77	14,988	280,236	1.34	0.30	0.75	11.33	11.83
2016	16.79	16.79	14,569	244,712	0.03	0.30	0.75	5.82	6.29

Mod. Growth
2020	21.30	21.60	18,846	406,169	1.68	0.45	0.75	2.98	3.29
2019	19.81	20.68	18,128	378,840	1.44	0.30	0.75	3.76	17.68
2018	17.58	17.71	19,003	337,060	1.31	0.30	0.75	(7.39)	(6.97)
2017	18.98	19.04	16,916	323,456	1.24	0.30	0.75	13.70	14.21
2016	16.67	16.69	14,687	246,350	0.13	0.30	0.75	5.98	10.67

FS-72

5. FINANCIAL HIGHLIGHTS, continued

	At December 31				For the Periods Ended December 31
				Net	Inv.
	Unit			Assets	Income	Expense		Total
	Value ($)		Units	($)	Ratio %	Ratio %		Return %
	Min	Max				Min	Max	Min	Max
Summit, continued:
Growth
2020	21.06	21.48	33	698	2.38	0.70	0.70	1.44	10.43
2019	21.17	21.17	6	126	0.01	0.70	0.70	18.39	18.39
2018	17.88	17.88	826	14,773	2.40	0.70	0.70	(11.32)	(11.32)
2017	-	-	-	-	-	-	-	-	-
2016	-	-	-	-	-	-	-	-	-

T. Rowe:
Blue Chip
2020	51.25	55.18	115,022	6,057,012	-	0.30	0.75	33.28	33.88
2019	38.45	41.22	125,114	4,991,443	-	0.30	0.75	28.92	29.50
2018	29.83	31.83	130,892	4,036,182	-	0.30	0.75	1.15	1.61
2017	29.49	31.32	138,962	4,220,099	-	0.30	0.75	35.16	35.76
2016	21.82	23.07	120,995	2,666,146	-	0.30	0.75	0.03	0.48

Morgan Stanley:
Emerging Markets
2020	19.85	26.11	109,020	2,186,448	1.29	0.30	0.75	13.58	14.10
2019	17.40	22.99	177,728	3,097,904	1.10	0.30	0.75	18.70	19.23
2018	14.59	19.36	171,488	2,522,322	0.45	0.30	0.75	(18.08)	(17.71)
2017	17.73	23.64	154,336	2,838,224	0.82	0.30	0.75	34.06	34.66
2016	13.17	17.63	95,953	1,491,213	0.50	0.30	0.75	5.94	6.42

Pimco:
Commodity
2020	6.46	7.40	24,564	163,567	6.57	0.45	0.75	0.59	0.90
2019	6.41	6.42	55,195	360,397	4.47	0.30	0.75	9.42	10.60
2018	3.45	5.80	62,487	364,114	2.12	0.30	0.75	(14.78)	(14.39)
2017	4.04	6.81	56,955	385,679	11.17	0.30	0.75	1.39	1.85
2016	3.96	6.72	55,496	371,641	1.14	0.30	0.75	14.30	14.81

Total Return
2020	13.91	16.78	65,491	1,017,586	2.12	0.30	0.75	7.83	8.32
2019	12.84	15.56	52,731	750,162	3.06	0.30	0.75	7.55	8.03
2018	11.89	14.47	164,237	2,035,570	2.56	0.30	0.75	(1.27)	(0.83)
2017	11.99	14.66	120,372	1,704,705	2.02	0.30	0.75	4.14	4.60
2016	11.46	14.07	112,840	1,557,705	2.08	0.30	0.75	1.91	2.37

Low Duration
2020	10.38	11.25	6,276	69,843	1.63	0.30	0.75	0.70	2.21
2019	10.66	11.00	42,431	458,820	2.76	0.30	0.75	3.25	3.72
2018	10.28	10.66	39,581	413,961	2.01	0.30	0.75	(0.40)	0.04
2017	10.28	10.70	28,717	298,426	1.26	0.30	0.75	0.17	0.59
2016	10.64	10.64	8,722	92,772	1.49	0.75	0.75	0.65	0.65

FS-73

5. FINANCIAL HIGHLIGHTS, continued

	At December 31				For the Periods Ended December 31
				Net	Inv.
	Unit			Assets	Income	Expense		Total
	Value ($)		Units	($)	Ratio %	Ratio %		Return %
	Min	Max				Min	Max	Min	Max
DFA:
Bond
2020	10.56	12.76	14,442	183,808	0.03	0.70	0.70	0.01	0.75
2019	12.67	12.67	13,386	169,541	2.74	0.70	0.70	3.46	3.46
2018	12.24	12.24	7,436	91,029	5.03	0.70	0.70	1.04	1.04
2017	12.12	12.12	6,907	83,689	1.74	0.70	0.70	1.40	1.40
2016	11.95	11.95	6,973	83,318	1.33	0.70	0.70	1.02	1.02

Small
2020	13.60	20.34	28,667	582,342	2.29	0.70	0.70	8.65	18.08
2019	18.72	18.72	27,018	505,857	3.05	0.70	0.70	23.04	23.04
2018	15.22	15.22	23,162	352,463	1.40	0.70	0.70	(20.33)	(20.33)
2017	19.10	19.10	25,037	478,229	2.55	0.70	0.70	29.05	29.05
2016	14.80	14.80	7,746	114,658	3.00	0.70	0.70	5.49	5.49

Value
2020	11.96	15.15	30,433	459,598	2.73	0.70	0.70	(2.45)	23.66
2019	15.53	15.53	22,843	354,756	3.76	0.70	0.70	15.05	15.05
2018	13.50	13.50	20,525	277,057	2.46	0.70	0.70	(17.67)	(17.67)
2017	16.39	16.39	20,412	334,652	2.92	0.70	0.70	24.94	24.94
2016	13.12	13.12	15,962	209,462	3.61	0.70	0.70	8.35	8.35

Fixed
2020	10.19	10.34	37,130	379,356	0.86	0.70	0.70	(0.37)	(0.10)
2019	10.35	10.35	8,529	88,318	2.28	0.70	0.70	1.80	1.80
2018	10.17	10.17	18,366	186,814	1.98	0.70	0.70	1.07	1.07
2017	10.06	10.06	12,288	123,672	1.07	0.70	0.70	0.13	0.13
2016	10.05	10.05	12,110	121,717	0.74	0.70	0.70	0.09	0.09

Large
2020	26.88	37.96	20,472	776,190	2.43	0.70	0.70	(2.06)	15.65
2019	38.76	38.76	17,354	672,585	2.09	0.70	0.70	24.91	24.91
2018	31.03	31.03	20,676	641,513	2.03	0.70	0.70	(12.73)	(12.73)
2017	35.55	35.55	24,106	857,059	1.97	0.70	0.70	18.25	18.25
2016	30.07	30.07	10,594	318,522	2.09	0.70	0.70	18.05	18.05

Targeted
2020	18.56	26.58	23,960	607,558	2.29	0.70	0.70	3.26	42.02
2019	25.74	25.74	13,321	342,862	1.54	0.70	0.70	21.71	21.71
2018	21.15	21.15	14,439	305,339	0.95	0.70	0.70	(16.46)	(16.46)
2017	25.31	25.31	15,287	386,977	1.11	0.70	0.70	9.00	9.00
2016	23.22	23.22	10,347	240,286	1.32	0.70	0.70	26.60	26.60

FS-74

5. FINANCIAL HIGHLIGHTS, continued

	At December 31				For the Periods Ended December 31
				Net	Inv.
	Unit			Assets	Income	Expense		Total
	Value ($)		Units	($)	Ratio %	Ratio %		Return %
	Min	Max				Min	Max	Min	Max
DFA, continued:
Global
2020	15.90	15.90	786	12,503	0.96	0.70	0.70	10.51	10.51
2019	14.39	14.39	1,629	23,435	1.79	0.70	0.70	17.30	17.30
2018	12.26	12.26	937	11,488	0.63	0.70	0.70	(7.55)	(7.55)
2017	13.26	13.26	3,513	46,596	3.87	0.70	0.70	13.77	13.77
2016	11.66	11.66	24	283	1.81	0.70	0.70	1.17	1.17

Equity
2020	13.30	13.36	3,621	48,163	3.42	0.70	0.70	12.66	24.36
2019	-	-	-	-	-	-	-	-	-
2018	-	-	-	-	-	-	-	-	-
2017	-	-	-	-	-	-	-	-	-
2016	-	-	-	-	-	-	-	-	-

FS-75

6. CHANGES IN UNITS OUTSTANDING

The change in units outstanding for the periods ended December 31, were as follows:

	2020	2019
Calvert:
Balanced
Units issued	202,790	168,189
Units redeemed	(174,184)	(139,842)
Net increase(decrease)	28,606	28,347

Mid Cap
Units issued	111	31
Units redeemed	(162)	(755)
Net increase(decrease)	(51)	(724)

Scudder:
Equity 500
Units issued	80	94
Units redeemed	(93)	(94)
Net increase(decrease)	(13)	-

Small Cap
Units issued	7,602	6,367
Units redeemed	(10,757)	(5,993)
Net increase(decrease)	(3,155)	374

Mid Value
Units issued	19,987	14,596
Units redeemed	(18,741)	(16,795)
Net increase(decrease)	1,246	(2,199)

Global
Units issued	14,609	17,731
Units redeemed	(13,644)	(11,159)
Net increase(decrease)	965	6,572

Growth
Units issued	8,519	3,120
Units redeemed	(6,046)	(5,913)
Net increase(decrease)	2,473	(2,793)

Fidelity:
Contrafund IC
Units issued	29,949	18,361
Units redeemed	(28,189)	(20,150)
Net increase(decrease)	1,760	(1,789)

FS-76

6. CHANGES IN UNITS OUTSTANDING, continued

	2020	2019
Fidelity, continued:
Contrafund SC
Units issued	5,281	3,930
Units redeemed	(4,184)	(4,017)
Net increase(decrease)	1,097	(87)

High Income SC
Units issued	63	62
Units redeemed	(497)	(474)
Net increase(decrease)	(434)	(412)

Inv. Grade Bond IC
Units issued	129,060	207,893
Units redeemed	(111,959)	(139,689)
Net increase(decrease)	17,101	68,204

Mid Cap SC
Units issued	21,516	18,848
Units redeemed	(21,060)	(18,499)
Net increase(decrease)	456	349

Overseas IC
Units issued	12,263	14,398
Units redeemed	(14,088)	(17,053)
Net increase(decrease)	(1,825)	(2,655)

Strategic IC
Units issued	106,798	105,366
Units redeemed	(115,311)	(121,013)
Net increase(decrease)	(8,513)	(15,647)

Equity Inc. IC
Units issued	3,065	2,356
Units redeemed	(3,223)	(3,444)
Net increase(decrease)	(158)	(1,088)

High Income IC
Units issued	11,773	14,597
Units redeemed	(13,048)	(21,195)
Net increase(decrease)	(1,275)	(6,598)

FS-77

6. CHANGES IN UNITS OUTSTANDING, continued

	2020	2019
Fidelity, continued:
Mid Cap IC
Units issued	1,323	2,911
Units redeemed	(1,544)	(3,268)
Net increase(decrease)	(221)	(357)

Money Market
Units issued	19,009,748	7,122,143
Units redeemed	(18,859,857)	(7,788,119)
Net increase(decrease)	149,891	(665,976)

AIM:
Dividend
Units issued	6,289	9,460
Units redeemed	(7,201)	(18,383)
Net increase(decrease)	(912)	(8,923)

Health
Units issued	6,479	4,654
Units redeemed	(6,714)	(11,063)
Net increase(decrease)	(235)	(6,409)

Technology
Units issued	10,893	12,658
Units redeemed	(11,223)	(12,517)
Net increase(decrease)	(330)	141

Intl. Growth
Units issued	26,430	39,502
Units redeemed	(39,306)	(38,970)
Net increase(decrease)	(12,876)	532

Franchise
Units issued	110	151
Units redeemed	(255)	(146)
Net increase(decrease)	(145)	5

Janus:
Growth
Units issued	198	66
Units redeemed	(218)	(110)
Net increase(decrease)	(20)	(44)

FS-78

6. CHANGES IN UNITS OUTSTANDING, continued

	2020	2019
Neuberger Berman:
Bond
Units issued	11,942	15,128
Units redeemed	(12,643)	(19,701)
Net increase(decrease)	(701)	(4,573)

Mid-Cap
Units issued	12,194	28,343
Units redeemed	(27,878)	(37,934)
Net increase(decrease)	(15,684)	(9,591)

Equity
Units issued	11,688	100,250
Units redeemed	(16,782)	(13,803)
Net increase(decrease)	(5,094)	86,447

Regency
Units issued	34	25
Units redeemed	(34)	(64)
Net increase(decrease)	-	(39)

Rydex:
Nova
Units issued	5,616	2,088
Units redeemed	(3,286)	(3,620)
Net increase(decrease)	2,330	(1,532)

NASDAQ
Units issued	24,155	8,350
Units redeemed	(25,372)	(7,735)
Net increase(decrease)	(1,217)	615

Precious Metals
Units issued	86,713	85,947
Units redeemed	(85,507)	(94,773)
Net increase(decrease)	1,206	(8,826)

Inv. S&P 500
Units issued	20,335	8,890
Units redeemed	(41,548)	(31,675)
Net increase(decrease)	(21,213)	(22,785)

FS-79

6. CHANGES IN UNITS OUTSTANDING, continued

	2020	2019
Rydex, continued:
Gov. Long Bond
Units issued	3,217	6,645
Units redeemed	(3,434)	(5,976)
Net increase(decrease)	(217)	669

Sector Rotation
Units issued	2,199	48
Units redeemed	(2,402)	(66)
Net increase(decrease)	(203)	(18)

Third Avenue:
Value
Units issued	89,861	56,109
Units redeemed	(62,738)	(54,273)
Net increase(decrease)	27,123	1,836

Vanguard:
Equity Index
Units issued	339,308	323,624
Units redeemed	(334,804)	(313,329)
Net increase(decrease)	4,504	10,295

Total Bond
Units issued	346,924	343,101
Units redeemed	(316,606)	(287,096)
Net increase(decrease)	30,318	56,005

REIT Index
Units issued	173,585	162,195
Units redeemed	(166,025)	(176,487)
Net increase(decrease)	7,560	(14,292)

Mid-Cap
Units issued	201,868	177,071
Units redeemed	(197,423)	(173,633)
Net increase(decrease)	4,445	3,438

Stock Market Index
Units issued	183,349	151,814
Units redeemed	(160,469)	(160,510)
Net increase(decrease)	22,880	(8,696)

FS-80

6. CHANGES IN UNITS OUTSTANDING, continued

	2020	2019
Vanguard, continued:
Conservative
Units issued	5,272	15,637
Units redeemed	(3,576)	(13,002)
Net increase(decrease)	1,696	2,635

Moderate
Units issued	37,859	20,296
Units redeemed	(22,835)	(15,368)
Net increase(decrease)	15,024	4,928

Short-Term
Units issued	907,407	391,146
Units redeemed	(796,148)	(361,012)
Net increase(decrease)	111,259	30,134

Equity Income
Units issued	80,443	73,846
Units redeemed	(76,666)	(75,872)
Net increase(decrease)	3,777	(2,026)

Growth
Units issued	124,512	90,199
Units redeemed	(95,814)	(96,365)
Net increase(decrease)	28,698	(6,166)

Balanced
Units issued	80,138	89,851
Units redeemed	(62,957)	(90,793)
Net increase(decrease)	17,181	(942)

High Yield Bond
Units issued	188,117	216,571
Units redeemed	(181,846)	(198,026)
Net increase(decrease)	6,271	18,545

International
Units issued	276,473	289,292
Units redeemed	(304,487)	(311,521)
Net increase(decrease)	(28,014)	(22,229)

FS-81

6. CHANGES IN UNITS OUTSTANDING, continued

	2020	2019
Vanguard, continued:
Diversified
Units issued	151,253	145,520
Units redeemed	(155,865)	(172,651)
Net increase(decrease)	(4,612)	(27,131)

Small Company Growth
Units issued	228,151	197,562
Units redeemed	(229,846)	(197,942)
Net increase(decrease)	(1,695)	(380)

International Stock
Units issued	13,949	8,310
Units redeemed	(1,090)	(27)
Net increase(decrease)	12,859	8,283

Global Bond
Units issued	1,121	975
Units redeemed	(950)	(888)
Net increase(decrease)	171	87

Wells Fargo:
Discovery
Units issued	9,720	4,353
Units redeemed	(4,093)	(7,301)
Net increase(decrease)	5,627	(2,948)

Opportunity
Units issued	6,425	27,489
Units redeemed	(25,839)	(16,981)
Net increase(decrease)	(19,414)	10,508

American Century:
Mid Cap
Units issued	45,542	47,309
Units redeemed	(50,109)	(43,393)
Net increase(decrease)	(4,567)	3,916

International
Units issued	3,550	43,015
Units redeemed	(42,830)	(40,373)
Net increase(decrease)	(39,280)	2,642

FS-82

6. CHANGES IN UNITS OUTSTANDING, continued

	2020	2019
American Century, continued:
Inflation
Units issued	17,003	-
Units redeemed	(8,557)	-
Net increase(decrease)	8,446	-

American Funds:
IS Growth-Inc
Units issued	94	357
Units redeemed	(8)	(353)
Net increase(decrease)	86	4

IS Growth
Units issued	191	2,207
Units redeemed	(8)	(2,191)
Net increase(decrease)	183	16

Blue Chip
Units issued	3,390	272
Units redeemed	(1,427)	(1)
Net increase(decrease)	1,963	271

IS International
Units issued	966	1,222
Units redeemed	(344)	(711)
Net increase(decrease)	622	511

IS New World
Units issued	5,840	-
Units redeemed	(1,603)	-
Net increase(decrease)	4,237	-

Franklin Templeton:
Global Inc.
Units issued	16,717	33,226
Units redeemed	(32,814)	(35,874)
Net increase(decrease)	(16,097)	(2,648)

MFS:
Utilities IC
Units issued	11,289	11,509
Units redeemed	(10,453)	(12,224)
Net increase(decrease)	836	(715)

FS-83

6. CHANGES IN UNITS OUTSTANDING, continued

	2020	2019
MFS, continued:
Mid Cap
Units issued	7,265	1,164
Units redeemed	(6,272)	(276)
Net increase(decrease)	993	888

Research
Units issued	131,588	155,062
Units redeemed	(131,486)	(137,043)
Net increase(decrease)	102	18,019

Summit:
EAFE Intl.
Units issued	781	613
Units redeemed	(734)	(747)
Net increase(decrease)	47	(134)

S&P MidCap
Units issued	24	24
Units redeemed	(4)	(64)
Net increase(decrease)	20	(40)

S&P 500
Units issued	7,362	7,407
Units redeemed	(6,310)	(7,225)
Net increase(decrease)	1,052	182

Russell Small Cap
Units issued	5,719	5,022
Units redeemed	(4,815)	(4,659)
Net increase(decrease)	904	363

Moderate
Units issued	20,249	21,151
Units redeemed	(19,884)	(29,299)
Net increase(decrease)	365	(8,148)

Mod. Growth
Units issued	68,329	71,305
Units redeemed	(67,611)	(72,180)
Net increase(decrease)	718	(875)

FS-84

6. CHANGES IN UNITS OUTSTANDING, continued

	2020	2019
Summit, continued:
Growth
Units issued	54	2,679
Units redeemed	(27)	(3,499)
Net increase(decrease)	27	(820)

T. Rowe:
Blue Chip
Units issued	127,779	155,814
Units redeemed	(137,871)	(161,592)
Net increase(decrease)	(10,092)	(5,778)

Morgan Stanley:
Emerging Markets
Units issued	138,979	244,481
Units redeemed	(207,687)	(238,241)
Net increase(decrease)	(68,708)	6,240

Pimco:
Commodity
Units issued	122,496	155,491
Units redeemed	(153,127)	(162,783)
Net increase(decrease)	(30,631)	(7,292)

Total Return
Units issued	131,022	101,010
Units redeemed	(118,262)	(212,516)
Net increase(decrease)	12,760	(111,506)

Low Duration
Units issued	26,854	40,143
Units redeemed	(63,009)	(37,293)
Net increase(decrease)	(36,155)	2,850

DFA:
Bond
Units issued	11,679	33,274
Units redeemed	(10,623)	(27,324)
Net increase(decrease)	1,056	5,950

Small
Units issued	14,976	20,682
Units redeemed	(13,327)	(16,826)
Net increase(decrease)	1,649	3,856

FS-85

6. CHANGES IN UNITS OUTSTANDING, continued

	2020	2019
DFA, continued:
Value
Units issued	82,108	60,286
Units redeemed	(74,518)	(57,968)
Net increase(decrease)	7,590	2,318

Fixed
Units issued	78,553	20,553
Units redeemed	(49,952)	(30,390)
Net increase(decrease)	28,601	(9,837)

Large
Units issued	13,154	10,935
Units redeemed	(10,036)	(14,257)
Net increase(decrease)	3,118	(3,322)

Targeted
Units issued	25,821	13,030
Units redeemed	(15,182)	(14,148)
Net increase(decrease)	10,639	(1,118)

Global
Units issued	205	6,081
Units redeemed	(1,048)	(5,389)
Net increase(decrease)	(843)	692

Equity
Units issued	7,888	-
Units redeemed	(4,267)	-
Net increase(decrease)	3,621	-

FS-86

AMERITAS LIFE INSURANCE CORP.

    ________________

STATUTORY BASIS FINANCIAL STATEMENTS AS OF
DECEMBER 31, 2020 AND 2019 AND FOR EACH OF THE
THREE YEARS IN THE PERIOD ENDED DECEMBER 31, 2020
SUPPLEMENTAL SCHEDULES AS OF AND FOR THE
YEAR ENDED DECEMBER 31, 2020
AND INDEPENDENT AUDITORS’ REPORTS

INDEPENDENT AUDITORS’ REPORT
To the Board of Directors
Ameritas Life Insurance Corp.
Lincoln, Nebraska

We have audited the accompanying statutory basis financial statements of Ameritas Life Insurance Corp. (the "Company"), a wholly-owned subsidiary of Ameritas Holding Company, which is a wholly-owned subsidiary of Ameritas Mutual Holding Company, which comprise the balance sheets – statutory basis as of December 31, 2020 and 2019, and the related summary of operations and changes in capital and surplus – statutory basis and statements of cash flows – statutory basis for each of the three years in the period ended December 31, 2020, and the related notes to the statutory basis financial statements.

Management's Responsibility for the Statutory Basis Financial Statements
Management is responsible for the preparation and fair presentation of these statutory basis financial statements in accordance with accounting practices prescribed or permitted by the Insurance Department of the State of Nebraska. Management is also responsible for the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free from material misstatement, whether due to fraud or error.

Auditors' Responsibility
Our responsibility is to express an opinion on these statutory basis financial statements based on our audits. We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statutory basis financial statements are free from material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the statutory basis financial statements. The procedures selected depend on the auditor’s judgment, including the assessment of the risks of material misstatement of the statutory basis financial statements, whether due to fraud or error. In making those risk assessments, the auditor considers internal control relevant to the Company's preparation and fair presentation of the statutory basis financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the statutory basis financial statements.

We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Basis for Adverse Opinion on Accounting Principles Generally Accepted in the United States of America
As described in Note 1 to the statutory basis financial statements, the statutory basis financial statements are prepared by Ameritas Life Insurance Corp. using the accounting practices prescribed or permitted by the Insurance Department of the State of Nebraska, which is a basis of accounting other than accounting principles generally accepted in the United States of America, to meet the requirements of the Insurance Department of the State of Nebraska.

The effects on the statutory basis financial statements of the variances between the statutory basis of accounting described in Note 1 to the statutory basis financial statements and accounting principles generally accepted in the United States of America although not reasonably determinable, are presumed to be material.

Adverse Opinion on Accounting Principles Generally Accepted in the United States of America
In our opinion, because of the significance of the matter described in the Basis for Adverse Opinion on Accounting Principles Generally Accepted in the United States of America paragraph, the statutory basis financial statements referred to above do not present fairly, in accordance with accounting principles generally accepted in the United States of America, the financial position of Ameritas Life Insurance Corp. as of December 31, 2020 and 2019, or the results of its operations or its cash flows for each of the three years in the period ended December 31, 2019.

Opinion on Statutory Basis of Accounting
In our opinion, the statutory basis financial statements referred to above present fairly, in all material respects, the admitted assets, liabilities, and capital and surplus of Ameritas Life Insurance Corp. as of December 31, 2020 and 2019, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2020, in accordance with accounting practices prescribed or permitted by the Insurance Department of the State of Nebraska as described in Note 1 to the statutory basis financial statements.

/s/ Deloitte & Touche LLP

Omaha, Nebraska
March 29, 2021

AMERITAS LIFE INSURANCE CORP.
Balance Sheets - Statutory Basis
(in thousands, except shares)

	December 31
ADMITTED ASSETS	2020	2019
Bonds	$9,638,654	$9,107,534
Preferred stocks	12,177	6,355
Common stocks	477,335	460,060
Mortgage loans	2,094,450	2,075,344
Real estate:
Properties occupied by the company	43,873	39,864
Properties held for the production of income	4,662	4,559
Properties held for sale	—	2,065
Cash, cash equivalents, and short-term investments	370,839	294,022
Loans on insurance contracts	539,975	559,341
Other investments	959,112	668,327
Total Cash and Invested Assets	14,141,077	13,217,471

Investment income due and accrued	113,867	115,719
Deferred and uncollected premiums	117,946	115,289
Federal income tax recoverable	22,861	8,258
Net deferred income tax asset	82,612	71,642
Funds held under coinsurance - affiliate	40,235	42,047
Other admitted assets	137,556	127,279
Separate account assets	11,041,001	10,359,432
Total Admitted Assets	$25,697,155	$24,057,137

LIABILITIES, CAPITAL AND SURPLUS
Reserves for life, accident and health policies	$10,849,229	$10,203,056
Deposit-type funds	1,000,269	975,288
Reserves for unpaid claims	123,340	95,807
Dividends payable to policyholders	29,600	32,295
Interest maintenance reserve	70,008	64,545
Accrued commissions, expenses and insurance taxes	130,838	112,770
Accrued separate account transfers	(33,775)	(29,538)
Asset valuation reserve	251,837	214,022
Other liabilities	484,122	336,206
Separate account liabilities	11,041,001	10,359,432
Total Liabilities	23,946,469	22,363,883

Common stock, par value $0.10 per share; 25,000,000 shares authorized,
issued and outstanding	2,500	2,500
Additional paid in capital	431,449	431,449
Surplus notes	49,949	49,941
Special surplus - Affordable Care Act fee assessment	—	14,715
Unassigned surplus	1,266,788	1,194,649
Total Capital and Surplus	1,750,686	1,693,254
Total Liabilities, Capital and Surplus	$25,697,155	$24,057,137

The accompanying notes are an integral part of these statutory basis financial statements.

AMERITAS LIFE INSURANCE CORP.
Summary of Operations and Changes in Capital and Surplus - Statutory Basis
(in thousands)

	Years Ended December 31
	2020	2019	2018
Premiums and Other Revenue
Premium income, net	$3,145,365	$3,115,518	$2,783,845
Net investment income	574,628	541,505	537,717
Commissions and expense allowances on reinsurance ceded	23,890	28,978	26,725
Modco reinsurance adjustment – affiliate	1,353	15,728	(27,257)
Income from fees associated with separate accounts	69,103	69,039	70,275
Separate account reserve transfers assumed	—	3,941	234,830
Miscellaneous income	36,340	33,985	34,950
Total Premiums and Other Revenue	3,850,679	3,808,694	3,661,085

Expenses
Benefits to policyholders	2,993,986	2,761,958	2,917,265
Modco reinsurance adjustment	—	3,292	(197,541)
Change in reserves for life, accident and health policies	647,921	508,702	335,472
Commissions	235,130	214,351	191,433
General insurance expenses	414,235	399,545	412,407
Taxes, licenses and fees	61,560	43,829	55,396
Net transfers from separate accounts	(599,242)	(257,635)	(123,219)
Total Expenses	3,753,590	3,674,042	3,591,213

Gain from Operations before Dividends, Federal Income Tax
Expense (Benefit) and Net Realized Capital Gains	97,089	134,652	69,872
Dividends to policyholders	29,448	32,868	33,478
Gain from Operations before Federal Income Tax
Expense (Benefit) and Net Realized Capital Gains	67,641	101,784	36,394
Federal income tax expense (benefit)	19,600	31,941	(16,398)
Gain from Operations before Net Realized Capital Gains	48,041	69,843	52,792
Net realized capital gains, net of taxes	16,377	21,404	18,464
Net Income	64,418	91,247	71,256

Surplus notes
Surplus notes amortization	8	9	9
Unassigned surplus
Change in unrealized gains (losses), net of tax	6,833	73,561	(105,661)
Change in net deferred income taxes	17,672	20,499	(4,642)
Change in non-admitted assets	4,263	22,426	(28,208)
Change in asset valuation reserve	(37,815)	(59,402)	19,726
Change in valuation basis (Note 1)	5,820	—	—
Change in unrecognized actuarial losses on pension, net of tax	(124)	(1,361)	2,563
Deferred reinsurance gain, net of tax (Note 14)	—	36,560	—
Amortization of reinsurance gain, net of tax (Note 14)	(3,643)	(911)	—
Net Change in Capital and Surplus	57,432	182,628	(44,957)

Capital and Surplus at the Beginning of the Year	1,693,254	1,510,626	1,555,583
Capital and Surplus at the End of Year	$1,750,686	$1,693,254	$1,510,626

The accompanying notes are an integral part of these statutory basis financial statements.

AMERITAS LIFE INSURANCE CORP.
Statements of Cash Flows – Statutory Basis
(in thousands)

	Years Ended December 31
	2020	2019	2018
OPERATING ACTIVITIES
Premium collected net of reinsurance	$3,148,430	$3,125,452	$2,742,645
Net investment income received	580,409	542,945	533,934
Miscellaneous income	131,821	131,482	143,823
Benefits paid to policyholders	(2,964,134)	(2,741,955)	(2,446,301)
Net transfers from separate accounts	595,005	257,382	133,442
Commissions, expenses and taxes paid	(720,314)	(668,654)	(672,905)
Dividends paid to policyholders	(32,143)	(35,504)	(34,909)
Federal income taxes paid	(41,390)	(4,247)	(22,776)
Net Cash from Operating Activities	697,684	606,901	376,953

INVESTING ACTIVITIES
Proceeds from investments sold, matured or repaid	1,754,890	1,634,808	1,826,279
Cost of investments acquired	(2,475,802)	(2,133,732)	(2,220,003)
Net change in loans on insurance contracts	17,266	(3,412)	(13,880)
Net Cash from Investing Activities	(703,646)	(502,336)	(407,604)

FINANCING AND MISCELLANEOUS ACTIVITIES
Change in deposit-type funds	24,982	13,482	(772)
Other miscellaneous, net	57,797	6,177	(2,719)
Net Cash from Financing and Miscellaneous Activities	82,779	19,659	(3,491)

Net Change in Cash, Cash Equivalents and Short-Term Investments	76,817	124,224	(34,142)

Cash, Cash Equivalents and Short-Term Investments
– Beginning of Year	294,022	169,798	203,940

Cash, Cash Equivalents and Short-Term Investments
– End of Year	$370,839	$294,022	$169,798

Non-cash transactions from operating, investing and financing activities:
Conversion of mortgage loans to real estate	$—	$600	$542
Recognized commitments for low income housing investments (Note 3)	20,000	—	20,000
Exchanges of bonds and stocks	29,671	84,538	60,310
Bonds converted to stocks	516	—	666
Acquisition of stock from alternative partnerships	828	251	209
Transfer between bonds and short-term investments	—	997	9,382
Affiliated common stock converted to an affiliated LLC (Note 1)	30,052	—	—
Distribution of electronic data processing equipment and software
from an affiliated LLC (Note 5)	288	—	—
Impairment of internally developed software costs (Note 1)	—	1,801	5,029
Impairment of other admitted asset (Note 1)	1,690	—	—
Initial commissions and expense allowances ceded due to combination
coinsurance/quota share funds withheld reinsurance agreement (Note 14)	—	4,211	—

The accompanying notes are an integral part of these statutory basis financial statements.

AMERITAS LIFE INSURANCE CORP.
Notes to Financial Statements – Statutory Basis
For the Years Ended December 31, 2020, 2019 and 2018
(in thousands)

NOTE 1 - NATURE OF OPERATIONS AND SIGNIFICANT ACCOUNTING POLICIES

Nature of Operations
Ameritas Life Insurance Corp. (the Company or Ameritas Life), a stock life insurance company domiciled in the state of Nebraska, is a wholly owned subsidiary of Ameritas Holding Company (AHC), which is a wholly owned subsidiary of Ameritas Mutual Holding Company (AMHC). AMHC is a mutual insurance holding company. Owners of designated policies issued by the Company have membership interest in AMHC, while contractual rights remain with the Company. AHC also wholly owns Ameritas Investment Partners, Inc (AIP), an advisor providing investment management services to the Company.

The Company wholly-owns Ameritas Life Insurance Corp. of New York (Ameritas-NY), a New York domiciled life insurance subsidiary; Ameritas Investment Company, LLC (AIC), a broker dealer; Calvert Investments, Inc. (Calvert), a former provider of investment and administrative services (prior to March 31, 2020); and Griffin Realty LLC (Griffin), a company that owns real estate. Effective January 1, 2020, AIC converted from a corporation to a single member limited liability company, and the Company formed two single member limited liability companies, Variable Contract Agency LLC (VCA), an insurance agency, and Ameritas Advisory Services LLC (AAS), an investment advisor to house AIC insurance agency licenses and registered investment advisory activity, respectively. Effective March 31, 2020, Calvert was liquidated with net assets distributed to the Company. Effective April 30, 2020, the Company acquired Select Benefits Group, LLC dba Dental Select (Dental Select), a third-party administrator (TPA) for dental and vision insurance plans.

The Company has established three Closed Blocks of policies: on October 1, 1998, on July 1, 2005, and on July 1, 2007, (collectively, the Closed Blocks). The Company formed these closed blocks of policies, under arrangements approved by the Insurance Departments of the State of Nebraska, Ohio or the District of Columbia, as appropriate, to provide for dividends on policies that were in force on each respective effective date and which were within the classes of individual policies, for which the Company had a dividend scale in effect at those dates. The Closed Blocks were designed to give reasonable assurance to owners of affected policies that the assets will be available to support such policies, including maintaining dividend scales in effect at the effective dates, if the experience underlying such scales continues. The assets, including income thereon, will accrue solely to the benefit of the owners of policies included in each block until the respective block is no longer in effect.

The Company’s insurance operations consist of life and health insurance, annuity, group pension and retirement contracts. The Company and its subsidiaries operate in 49 states and the District of Columbia.

Basis of Presentation
The accompanying financial statements of the Company have been prepared in accordance with accounting practices prescribed or permitted by the Insurance Department of the State of Nebraska (the Department).

Accounting practices and procedures of the National Association of Insurance Commissioners (NAIC) as prescribed or permitted by the Department comprise a comprehensive basis of accounting (NAIC SAP) other than accounting principles generally accepted in the United States of America (GAAP). The Company follows NAIC SAP and has not been granted any Nebraska prescribed or permitted practices.

NOTE 1 - NATURE OF OPERATIONS AND SIGNIFICANT ACCOUNTING POLICIES, (continued)

The preparation of financial statements in accordance with statutory accounting practices requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Such estimates and assumptions could change in the future as more information becomes known, which could impact the amounts reported and disclosed herein. Material estimates susceptible to significant change include reserves, income taxes, investment values, and other-than-temporary impairments (OTTI). Beginning in the first quarter of 2020, the outbreak of the novel coronavirus (COVID-19) has resulted in extreme stress and disruption in the economy and financial markets, and has impacted, and may continue to impact, our results of operations, financial condition and cash flows. Due to the highly uncertain nature of these conditions, it is not possible to estimate the ultimate impacts at this time. The risks may have manifested, and may continue to manifest, in our financial statements in the areas of, among others, i) investments: increased risk of loss on our investments due to default or deterioration in credit quality or value; and ii) insurance liabilities and related balances: potential changes to assumptions regarding investment returns, mortality, morbidity and policyholder behavior which are reflected in our insurance liabilities and certain related balances. The Company cannot predict what impact the COVID-19 pandemic will ultimately have on the economy, markets or our business.

Current NAIC SAP practices vary from GAAP. The more significant variances between NAIC SAP and GAAP are as follows:

Investments
Under NAIC SAP, investments in bonds and SVO identified investments are reported at the lower of amortized cost or fair value based on their NAIC rating, and any adjustments to fair value are reported directly in surplus. Changes in the value of bonds up to amortized cost that are assigned a rating of 6 by the NAIC are reported directly in surplus. Under GAAP, bonds are carried either at amortized cost or fair value based on their classifications. Under GAAP, bonds designated at purchase as held-to-maturity based on the Company’s intent and ability to hold to maturity would be carried at amortized cost. Bonds designated as available-for-sale would be carried at fair value with net unrealized holding gains and losses reported in other comprehensive income. Bonds designated as trading would be carried at fair value with net unrealized holding gains and losses reported in income.

Under NAIC SAP, for bonds other than loan-backed and structured securities, if the Company has the intent to sell an impaired security, the cost basis of the security is written down to fair value. If the Company does not have the intent to sell, but it is determined that a decline in fair value is other-than-temporary, the cost basis of the security is written down to fair value. Under GAAP, if the Company has the intent to sell or will more likely than not be required to sell before recovery of its cost basis, the cost basis of the security is written down to fair value. If the Company does not have the intent to sell and it is not more likely than not to be required to sell before recovery of its cost basis, the cost basis must be written down to discounted estimated future cash flows with the remaining unrealized loss, if applicable, recognized in other comprehensive income.

Under NAIC SAP, all loan-backed and structured securities are adjusted for the effects of changes in prepayment assumptions on the related accretion of discount or amortization of premium of such securities using either the retrospective or prospective method, applied consistently by asset class. If the Company has the intent to sell an impaired security, the cost basis of the security is written down to fair value. If the Company does not have the intent to sell and it is determined that a decline in fair value is other-than-temporary, the cost basis of the security is written down to the discounted estimated future cash flows. Under GAAP, all securities, purchased or retained, that represent beneficial interests in securitized assets, other than high credit quality securities, are adjusted using the prospective method when there is a change in estimated future cash flows. If the Company has the intent to sell or will more likely than not be required to sell before recovery of its cost basis, the cost basis must be written down to fair value. If the Company does not have the intent to sell and it is not more likely than not to be required to sell before recovery of its cost basis, the cost basis must be written down to discounted estimated future cash flows with the remaining unrealized loss, if applicable, recognized in other comprehensive income.

NOTE 1 - NATURE OF OPERATIONS AND SIGNIFICANT ACCOUNTING POLICIES, (continued)

Investments in unaffiliated common stocks are carried at fair value. Changes in the value of common stocks are reported as a change in net unrealized gains or losses on investments, a component of unassigned surplus. Under GAAP, equity securities are carried at fair value with changes in unrealized gains and losses recognized in income as of January 1, 2019. Prior to 2019, investments in unaffiliated common stocks are designated as available-for-sale or trading and carried at fair value with net unrealized gains and losses reported in other comprehensive income if designated as available-for-sale and reported in income if designated as trading.

Subsidiaries are included as common stocks carried under the equity method, with the equity in net income (loss) of subsidiaries credited directly to the Company’s unassigned surplus for NAIC SAP, while GAAP requires either consolidation or the equity interest in net income of subsidiaries to be credited to the income statement.

Investments in preferred stocks are carried at cost if the NAIC designation is RP3 and P3 or above. Preferred stocks with NAIC designations of RP4 and P4 or below are carried at the lower of cost or fair value. Under GAAP, preferred stocks are carried at fair value with changes in unrealized gains and losses recognized in income as of January 1, 2019. Prior to 2019, investments in preferred stocks would be designated at purchase as available-for-sale; under this designation preferred stocks would be carried at fair value with net unrealized holding gains and losses reported in other comprehensive income.

Under NAIC SAP, real estate owned and occupied by the Company is included in invested assets, and net investment income and operating expenses includes self-charged rent for the Company’s occupancy of this property. Under GAAP, this property would be classified as an operating asset, and there would be no self-charged rent or expenses.

Investments in limited partnerships, limited liability companies, and joint venture investments are accounted for on the GAAP equity method for NAIC SAP, while under GAAP, such investments are accounted for at cost or the equity method depending upon ownership percentage and control unless consolidation is required under variable interest entity guidance.

Under NAIC SAP, investments in low income housing tax credits are carried under amortized cost method. Under GAAP, such investments are accounted for under the equity method or the proportional amortization method, depending upon the characteristics of such investments.

Under NAIC SAP, valuation allowances are established through the asset valuation reserve (AVR) for mortgage loans based on factors applied to different categories of loans based on payment history and type of underlying real estate. Under GAAP, valuation allowances would be established through a charge to realized loss as losses are estimated to have occurred. Loan losses are charged against the allowance when management believes the uncollectibility of the loan balance is confirmed. Subsequent recoveries, if any, are credited to the allowance.

Under NAIC SAP, using a formula prescribed by the NAIC, the Company defers the portion of realized capital gains and losses on sales of fixed income investments, principally bonds, attributable to changes in the general level of interest rates. Those deferrals are amortized over the remaining period to maturity based on groupings (in five-year bands) of individual securities sold. The net deferral is reported in the interest maintenance reserve (IMR) in the accompanying Balance Sheets – Statutory Basis. Realized capital gains and losses are reported in income net of federal income tax and transfers to the IMR. Under NAIC SAP, an AVR is determined based on holdings of all investments by a NAIC prescribed formula and is reported as a liability. An AVR is not recorded under GAAP. Under GAAP, realized capital gains and losses would be reported in the statement of income on a pre-tax basis in the period the asset giving rise to the gain or loss is sold. Under NAIC SAP, prepayment penalties and acceleration fees, as it relates to callable debt features, are reported in investment income as the difference between the total proceeds received less investment par value. The capital gains and losses, upon disposal, is the difference between book adjusted carrying value (BACV) and par value. Under GAAP, prepayment penalties, acceleration fees, and capital gains and losses, upon disposal, are all reported in investment income as the difference between the total proceeds received less BACV.

NOTE 1 - NATURE OF OPERATIONS AND SIGNIFICANT ACCOUNTING POLICIES, (continued)

Under NAIC SAP, derivative instruments that meet the criteria of an effective hedge are valued and reported in a manner that is consistent with the hedged asset or liability and embedded derivatives are not accounted for separately from the host contract. Also, the change in fair value of open derivative instruments that do not meet the criteria of an effective hedge is recorded as an unrealized gain or loss in surplus. Under GAAP, all derivatives are reported on the balance sheets at fair value. Changes in fair value of derivatives, to the extent they are effective at offsetting hedged risk are recorded through either income or equity, depending on the nature of the hedge. An embedded derivative within a contract that is not clearly and closely related to the economic characteristics and risks of the host contract is accounted for separately from the host contract and reported at fair value.

Deferred Policy Acquisition Costs and Intangible Assets
Under NAIC SAP, the costs of acquiring and renewing business are expensed when incurred. As such, during periods of high sales, statutory earnings will be depressed due to the lack of expense deferrals. Under GAAP, acquisition costs related to traditional term life insurance and certain long duration accident and health, to the extent associated with successful sales and recoverable from future policy revenues, would be deferred and amortized over the premium-paying period of the related policies using assumptions consistent with those used in computing policy benefit reserves. For traditional whole life insurance, universal life insurance and investment products, to the extent associated with successful sales and recoverable from future gross profits, deferred policy acquisition costs would be amortized generally in proportion to the present value of expected gross profits from surrender charges and investment, mortality, and expense margins.

Under NAIC SAP, identifiable intangible assets are not recorded. Under GAAP, identifiable intangible assets primarily consist of the amortized value of customer relationships acquired (VOCRA) and other intangible assets. VOCRA is amortized in relation to customer persistency.

Unearned Revenue
Under NAIC SAP, amounts assessed policyholders that represent revenue for services to be provided in future periods are reported as revenue when received. Under GAAP, such charges would be reported as a liability and amortized into revenue using the same assumptions and factors as are used to amortize deferred policy acquisition costs.

Non-admitted Assets
Under NAIC SAP, certain assets designated as non-admitted are excluded from the accompanying Balance Sheets – Statutory Basis and are charged directly to unassigned surplus. Under GAAP, these assets would be included in the balance sheets, net of any valuation allowance.

Universal Life and Annuity Policies
Under NAIC SAP, revenues consist of the entire premium received and benefits represent the death benefits paid and the change in policy reserves. Under GAAP, revenues are comprised of contract charges and fees which are recognized when assessed against the policyholder account balance. Additionally, premium receipts are considered deposits and are recorded as interest-bearing liabilities while interest credited to account values and benefits in excess of the policyholder account balance are recognized as expenses.

Reserves for Life, Accident and Health Policies
Under NAIC SAP, certain policy reserves continue to be calculated based on a formulaic approach with mortality and interest assumptions prescribed or permitted by state statutes, without consideration of withdrawals. Effective January 1, 2020, it is mandatory by all states to hold reserves calculated under a principle-based approach for certain life business policies sold in 2020 and later. The principle-based reserving (PBR) allows for a combination of company specific assumptions with prescribed rule-based requirements prescribed or permitted by state statutes. NAIC SAP policy reserves generally differ from policy reserves under GAAP because the underlying assumptions are relatively conservative, while GAAP assumptions are based on the Company’s best estimates of mortality, interest and withdrawals with some provisions for adverse deviation.

NOTE 1 - NATURE OF OPERATIONS AND SIGNIFICANT ACCOUNTING POLICIES, (continued)

Policyholder Dividends
Under NAIC SAP, policyholder dividends are recognized when declared. Under GAAP, policyholder dividends would be for dividends that have accrued as of the financial statement date.

Reinsurance
Under NAIC SAP, reinsurance agreements must transfer risk from the ceding company to the reinsurer in order to receive the reinsurance accounting treatment. If the terms of the agreement violate the risk transfer criteria, i.e., limits or diminishes the transfer of risk by the ceding company to the reinsurer, the agreement shall be accounted for as deposit accounting. In addition, any contractual feature that delays timely reimbursement violates the conditions of reinsurance accounting. Under NAIC SAP, a reinsurance treaty covering contracts that does transfer all of the significant risk inherent in the business being reinsured (e.g., lapse, credit quality, reinvestment or disintermediation risk) qualifies for reinsurance accounting. Under NAIC SAP, reserves and unpaid claim liabilities ceded to reinsurers have been reported as reductions to the related reserves. To qualify for risk transfer and, therefore, be accounted for as reinsurance under GAAP, an evaluation must be made to determine whether the contract indemnifies against insurance risk, specifically mortality or morbidity risk. Even if mortality and morbidity risk is present in the contract, to qualify for transfer of risk under GAAP, there must also be a reasonable possibility that the reinsurer may realize significant loss from assuming the mortality or morbidity risk. If risk transfer requirements are not met, the reinsurance agreement is considered a financing arrangement and deposit accounting is required. Under deposit accounting, assets received by the assuming entity are offset in the balance sheet by recording a liability. The initial obligation is based on the consideration paid or received less any explicitly identified premiums or fees to be retained by the insurer or reinsurer. Deposit assets and liabilities are reported on a gross basis, unless the right of offset exists. There is no initial impact on the income statement from the recording of the transaction under deposit accounting.

Certain reinsurance agreements which receive reinsurance accounting treatment under NAIC SAP qualify as business combinations under GAAP. Under GAAP, a business combination occurs when an entity obtains control of acquired activities and assets which meet the definition of a business. In a transaction qualifying as a business combination under GAAP, all acquired assets and liabilities, including identifiable intangible assets and goodwill, are measured and recorded at fair value as of the date of acquisition. Under GAAP, reinsurance recoverables are recorded as an asset.

Under NAIC SAP, a liability for reinsurance balances is provided for unsecured policy reserves ceded to reinsurers unauthorized by license to assume such business. Changes to those amounts are credited or charged directly to unassigned surplus. Under GAAP, no such amounts are recorded and an allowance for amounts deemed uncollectible would be established through a charge to earnings.

Under NAIC SAP, commission allowances by reinsurers on business ceded are reported as other revenue when received. The tax effect of the initial gain in surplus on reinsurance of in-force blocks is reported as commission expense allowance on reinsurance ceded. In subsequent years, the tax effect of the gain is amortized as profits emerge on the reinsured block. Under GAAP, these expenses would be deferred and amortized with deferred policy acquisition costs to the extent they qualify for the deferral otherwise non-deferred amounts are netted against expenses. Under GAAP, no such amounts are recorded on reinsurance of in-force blocks of business.

Employee Benefits
Under NAIC SAP, the difference between the plan’s assets and the benefit obligation is reflected as an asset or liability, with an offset to unassigned surplus. The prepaid asset that results from an excess of the fair value of plan assets over the pension obligation is recorded as a non-admitted asset. Prior service costs are recorded as a component of unassigned surplus, net of tax. Actuarial gains and losses are recognized immediately as general insurance expenses in the Summary of Operations and Changes in Capital and Surplus – Statutory Basis as a component of net periodic benefit cost in the period incurred outside of the 10% corridor under the minimum method for amortization. Under GAAP, the difference between the plan’s assets and the benefit obligation is reflected as an asset or liability, with an offset to other comprehensive income. In addition, prior service costs are recorded as a component of other comprehensive income, net of tax. Actuarial and plan asset gains and losses are immediately recognized as a component of net periodic benefit costs in the period incurred outside of a 10% corridor.

NOTE 1 - NATURE OF OPERATIONS AND SIGNIFICANT ACCOUNTING POLICIES, (continued)

Federal Income Taxes
NAIC SAP requires an amount be recorded for deferred taxes, however, there are limitations as to the amount of deferred tax assets that may be reported as admitted assets and a federal income tax provision is required on a current basis for the Summary of Operations and Changes in Capital and Surplus – Statutory Basis. Under NAIC SAP, deferred taxes are recorded in surplus. Under GAAP, tax expense includes both current and deferred taxes. Both NAIC SAP and GAAP require a valuation allowance to reduce deferred tax assets to the amount which is more likely than not to be realized. Under NAIC SAP, both the valuation allowance determination and admission calculation are made based on a separate company basis.

    Surplus Notes
Surplus notes are reported as surplus under NAIC SAP, and would be reported as a liability under GAAP. Under NAIC SAP, interest cannot be accrued until written approval has been received from the Department. Under GAAP, interest would be accrued when incurred.

Cash, Cash Equivalents and Short-Term Investments
Under NAIC SAP, cash, cash equivalents and short-term investments represent cash balances and investments with remaining maturities when purchased of one year or less. Under GAAP, cash and cash equivalents include investments with remaining maturities when purchased of three months or less. Under GAAP, short-term investments are reported as a component of fixed maturity or equity investment balances.

Comprehensive Income
Comprehensive income and its components are not presented under NAIC SAP.

Goodwill
Under NAIC SAP, the amount of goodwill recorded as an admitted asset is subject to limitation and is amortized into earnings over a period not to exceed 10 years. Goodwill under GAAP is not amortized into earnings and annually analyzed for impairment which would be reported as a recognized loss into earnings.

Significant statutory accounting practices are as follows:

Investments
Investments are stated at amounts prescribed by the NAIC which are as follows: bonds not backed by other loans and SVO identified investments are stated at amortized cost and loan-backed bonds and structured securities are stated at amortized cost using the interest method including anticipated prepayments at the date of purchase. Significant changes in estimated cash flows from the original purchase assumptions are reviewed monthly. Prepayment assumptions for loan-backed bonds and structured securities are obtained from broker dealer survey values or internal estimates based on characteristics of similar products, consistent with the current interest rate and economic environment. The retrospective adjustment method is used to value all loan-backed and structured securities and non-agency structured securities of high credit quality. The prospective method is used to value structured securities with significant changes in cash flow, or of lower credit quality. All bonds with a NAIC designation of 6 are stated at the lower of amortized cost or fair value.

Investments in preferred stocks are carried at cost if the NAIC designation is RP3 or P3 and above. Preferred stocks with NAIC designations of RP4 or P4 and below are carried at the lower of cost or fair value.

Common stocks are generally reported at fair value. Investments in stocks of insurance subsidiaries are carried at audited statutory equity and non-insurance subsidiaries and affiliates in which the Company has an interest of 10% or more are carried equal to the Company’s proportionate share of the audited GAAP-basis equity after the date of acquisition. Prior to 2020, Calvert was accounted for under the equity method. Calvert did not have a GAAP audit performed, so the Company non-admitted this asset prior to 2020. The change in the carrying value is generally recorded as a change in unrealized gains (losses) on investments, a component of unassigned surplus. The value of affiliated subsidiaries was $87,265 and $134,656 at December 31, 2020 and 2019, respectively. The Federal Home Loan Bank (FHLB) common stock is carried at cost.

NOTE 1 - NATURE OF OPERATIONS AND SIGNIFICANT ACCOUNTING POLICIES, (continued)

Mortgage loans are stated at the unpaid principal balance less unamortized discounts or plus unamortized premiums. The Company records a reserve for losses on mortgage loans as part of the AVR and mortgage loans are written down if deemed impaired.

Real estate occupied by the Company and held for the production of income is reported at depreciated cost. Real estate held for sale is reported at the lower of amortized cost or fair value. Depreciation expense is determined by the straight-line method. Real estate owned and occupied by the Company is included in investments, and investment income and operating expenses include rent for the Company’s occupancy of its owned properties.

In 2015, the Company entered into a ten year, 4% non-recourse loan of $15,500 on a real estate property with scheduled maturities of $462, $480, $498, $518 and $11,388 during the years ended December 31, 2021, 2022, 2023, 2024 and 2025, respectively. The Company recorded an encumbrance on this real estate property up to its carrying value with the remaining amount classified as borrowings included in other liabilities in the Balance Sheets - Statutory Basis. At December 31, 2020 and 2019, the amount of borrowing over the carrying value of real estate property was $3,662 and $3,280, respectively.

Cash and cash equivalents consist of cash-in-bank, cash-in-transit, money market mutual funds and all highly liquid securities with remaining maturity when purchased of three months or less. Money market mutual funds are stated at amortized cost which approximates fair value. Short-term investments presented in the Balance Sheets – Statutory Basis consist of all investments that have a maturity date of one year or less at the date acquired and are stated at amortized cost, which approximates fair value.

Loans on insurance contracts are stated at the aggregate unpaid principal balance. The excess of the unpaid balance of the loan over the cash surrender value is considered a non-admitted asset.

The carrying amount of limited partnerships, limited liability companies, and joint ventures reflects the underlying GAAP equity of these investments. Income from these investments is recognized when distributed. Unrealized gains and losses resulting from differences between the cost and carrying amount of these investments are credited or charged directly to unassigned surplus. These investments are recorded in other investments in the Balance Sheets – Statutory Basis. The recorded carrying value of affiliated limited liability companies are as follows:

	2020	2019
AIC	$13,120	$—
Griffin [1]	1,269	1,265
VCA [1]	227	—
AAS [1]	47	—
Dental Select	87,443	—
Total	$102,106	$1,265
1 Griffin, VCA and AAS did not have GAAP audits performed, so the Company non-admits these assets.

Other investments also include collateral loans, surplus debentures, and low-income housing tax credits carried under the amortized cost method. Other-than-temporary impairments of $691, $0 and $1,102 were recorded as realized losses during 2020, 2019 and 2018, respectively. The Company has no investments in joint ventures, partnerships, or limited liability companies that exceeds 10% of its admitted assets.

The Company purchases and sells futures contracts to hedge against principal losses on variable annuity contracts with a guaranteed lifetime withdrawal benefit rider attached. Futures contracts are a standardized contractual agreement to buy or sell a particular financial instrument at a predetermined price in the future. The gains and losses of futures contracts are derived from the daily movement of the underlying market. These gains and losses are settled in cash through a daily variation margin. The Company also sells futures contracts on certain equity indices with expiration dates of less than 6 months as well as buys and sells futures contracts on certain Treasury notes and bonds, ranging in maturities between 1 and 30 years, with expiration dates of less than 6 months. The Company purchases and sells futures contracts to hedge volatility risk with expiration dates of less than 6 months. The Company does not receive cash on the initial purchase or sale of the futures contracts, but will receive or pay cash daily based on the movement of the underlying index or Treasury notes. The notional amount of the futures contracts at December 31, 2020 and 2019 was $(101,040) and $(162,252), respectively.

NOTE 1 - NATURE OF OPERATIONS AND SIGNIFICANT ACCOUNTING POLICIES, (continued)

The Company is required to post collateral to the brokering bank for futures. To comply with this requirement, the Company usually posts short-term Treasury bills with the bank. The bank acts as an intermediary to the futures transactions and takes initial margins from both parties to limit the counterparty risk. The collateral (Treasury bills) is recorded in bonds on the Balance Sheets – Statutory Basis as an asset by the Company. The book/adjusted carrying value of the collateral recorded at December 31, 2020 and 2019 was $24,991 and $18,923, respectively.

Since futures contracts are not considered an effective hedge, the total variation margin on open contracts is reflected in the change in unrealized gains (losses), net of tax in the Summary of Operations and Changes in Capital and Surplus – Statutory Basis. The total variation margin on closed futures contracts is reflected in net investment income in the Summary of Operations and Changes in Capital and Surplus – Statutory Basis.

The Company purchases and sells interest rate swaps to hedge against principal losses on variable annuity contracts with a guaranteed lifetime withdrawal benefit rider attached. An interest rate swap is an agreement between two parties to exchange a stream of future cash flows based on a notional (principal) amount over a specified period of time. The Company trades “plain vanilla” interest rate swaps where a fixed payment is exchanged for a floating payment where the floating payment is based on three-month LIBOR. The Company does not receive cash on the initial purchase or sale of an interest rates swap, but will receive or pay cash daily based on the change in value of the position. The notional amount of the interest rate swaps at December 31, 2020 and 2019 was $244,000 and $270,000, respectively.

The Company is required to post collateral to the brokering bank for interest rate swaps. To comply with this requirement, the Company usually posts short-term Treasury bills with the bank. The bank acts as an intermediary to the swaps transactions and takes initial margins from both parties to limit the counterparty risk. The collateral (Treasury bills) is recorded in bonds on the Balance Sheets - Statutory Basis as an asset by the Company. The book/adjusted carrying value of the collateral recorded at December 31, 2020 and 2019 was $27,997 and $24,839, respectively.

Since interest rate swaps are not considered an effective hedge, the total variation margin on open swaps is reflected in the change in unrealized gains (losses), net of tax in the Summary of Operations and Changes in Capital and Surplus - Statutory Basis. The total variation margin on closed interest rate swaps is reflected in net investment income in the Summary of Operations and Changes in Capital and Surplus - Statutory Basis.

The Company purchases and sells call options (Over the Counter (OTC) index call options) to hedge insurance contracts whose credited interest is linked to returns on multiple equity indices based on a formula which applies participation rates and/or cap rates to the returns in the indices. Call options are contracts, which give the option purchaser the right, but not the obligation, to buy securities at a specified price during a specified period. The OTC index call options expire monthly until December 23, 2022. The Company paid and received initial fees (the option premium) to enter the option contracts. The purchased OTC index call options give the Company the right to receive cash at settlement if the closing Index value is above the strike price, while the written OTC index call options require the Company to pay cash at settlement if the closing Index value is above the strike price. The Company sells OTC index call options to effectively offset the proceeds the Company would receive on its purchased OTC index call options that represent a return above the amount that would be credited to insurance contracts electing a capped return in the Index. These proceeds do not result in income to the Company because the hedged insurance contracts would be credited interest for an equivalent amount.

The Company purchases and sells Exchange traded index call options (Exchange traded index call options) based on multiple equity indices to hedge equity index annuity contracts and universal life contracts. The Company has purchased and written Exchange traded index call options that expire through December 1, 2021. The Company paid and received initial fees (the option premium) to enter the option contracts. The purchased Exchange traded index call options give the Company the right to receive cash at settlement if the closing index value is above the strike price, while the written Exchange traded index call options require the Company to pay cash at settlement if the closing index value is above the strike price. If the closing index value is below the strike price, the Exchange traded index call options expire without value.

NOTE 1 - NATURE OF OPERATIONS AND SIGNIFICANT ACCOUNTING POLICIES, (continued)

The Company purchases and sells Exchange traded put options (Equity put options) based on multiple equity indices to hedge variable annuity contracts with a guaranteed lifetime withdrawal benefit rider attached. Put options are contracts, which give the option purchaser the right, but not the obligation, to sell securities at a specified price during a specified period. The Company has no outstanding purchased and written Exchange traded put options as of December 31, 2020 and 2019. The Company paid and received initial fees (the option premium) to enter the option contracts. The purchased Equity put options give the Company the right to receive cash at settlement if the closing index value is below the strike price, while the written Equity put options require the Company to pay cash at settlement if the closing index value is below the strike price. If the closing index value is above the strike price, the Equity put options expire without value.

The Company is exposed to credit-related losses in the event of nonperformance by counter-parties to the options. To minimize this risk, the Company only enters into private contracts with counter-parties having Standard & Poor's credit ratings of AA- or above or listed contracts guaranteed by the Chicago Board Options Exchange. The Company is required to post collateral to the brokering bank for options. To comply with this requirement, the Company usually posts short-term Treasury bills with the bank. The collateral (Treasury bills) is recorded in bonds on the Balance Sheets – Statutory Basis as an asset by the Company. The book/adjusted carrying value of the collateral recorded at December 31, 2020 and 2019 was $2,000 and $1,989, respectively.

Starting in 2020, the Company uses OTC foreign currency swaps to reduce the risk from fluctuations in foreign currency exchange rates associated with holding foreign currency denominated investments. In a foreign currency swap transaction, the Company agrees with another party to exchange, at specified intervals, the difference between one currency and another at a fixed exchange rate, generally set at inception, calculated by reference to an agreed upon notional amount. The notional amount of each currency is exchanged at the inception and termination of the currency swap by each party. When the currency swaps meet specific criteria, they may be designated as accounting hedges and accounted for as foreign currency fair value hedges. In its hedge documentation, the Company sets forth how the hedging instrument is expected to hedge the designated risks related to the hedged item and sets forth the method that will be used to retrospectively and prospectively assess the hedging instrument’s effectiveness. A derivative designated as a hedging instrument must be assessed as being highly effective in offsetting the designated risk of the hedged item. Hedge effectiveness is formally assessed at inception and at least quarterly throughout the life of the designated hedging relationship.

The Company manages its exposure to credit risk by utilizing highly rated counterparties, establishing risk control limits, executing legally enforceable master netting agreements (MNAs) and obtaining collateral where appropriate. The Company uses MNAs for OTC derivative transactions that permit either party to net payments due for transactions and collateral is either pledged or obtained when certain predetermined exposure limits are exceeded. As of December 31, 2020, the Company had no collateral pledged to or from counterparties. The Company has not incurred any losses on derivative financial instruments due to counterparty nonperformance.

The options (OTC index call options, Exchange traded index call options and Equity put options) are carried at their fair value and reflected in other investments and other liabilities in the Balance Sheets – Statutory Basis. Changes in the fair value of expired options are reflected in net investment income and changes in the fair value of open options are reflected in change in unrealized gains (losses), net of tax in the Summary of Operations and Changes in Capital and Surplus – Statutory Basis. Changes in the fair value of open options that do not meet the requirements of an effective hedge are reflected in change in unrealized gains (losses), net of tax in the Summary of Operations and Changes in Capital and Surplus – Statutory Basis.

The foreign currency swaps used in effective hedges are carried in a manner consistent with the hedged asset or liability. Foreign currency swaps hedging bonds are carried at amortized cost and reflected in other investments and other liabilities in the Balance Sheets - Statutory Basis. Changes in the carrying value of open foreign currency swaps as a result of exchange rate changes are reflected in change in unrealized gains (losses), net of tax in the Summary of Operations and Changes in Capital and Surplus - Statutory Basis. Changes in the carrying value of closed foreign currency swaps and interest income associated with the currency swaps are reflected in net investment income.

NOTE 1 - NATURE OF OPERATIONS AND SIGNIFICANT ACCOUNTING POLICIES, (continued)

Foreign currency swaps not used in an effective hedge are carried at fair value and reflected in other investments and other liabilities in the Balance Sheets - Statutory Basis. Changes in the fair value of open foreign currency swaps are reflected in change in unrealized gains (losses), net of tax in the Summary of Operations and Changes in Capital and Surplus - Statutory Basis. Changes in the fair value of closed foreign currency swaps and interest income associated with the currency swaps are reflected in net investment income.

The credit exposure is limited to the fair value of the options and foreign currency swaps as follows:

	Fair Values of Derivative Instruments
	Asset Derivatives
	Balance Sheets - Statutory Basis Location	Notional Amount		Fair Value
		2020	2019	2020	2019
Derivatives Not Designated as Hedging Instruments:
OTC index call option contracts owned	Other investments	$1,321,017	$1,228,402	$167,601	$116,092
OTC index call option contracts written	Other investments	(708,459)	(823,562)	(106,748)	(54,259)
Exchange traded index call option contracts owned	Other investments	1,120,517	770,931	256,300	103,906
Total asset derivatives		$1,733,075	$1,175,771	$317,153	$165,739

The fair value of the related derivative liabilities are as follows:

	Fair Values of Derivative Instruments
	Liability Derivatives
	Balance Sheets - Statutory Basis Location	Notional Amount		Fair Value
		2020	2019	2020	2019
Derivatives Not Designated as Hedging Instruments:
Exchange traded index call option contracts written	Other liabilities	$1,116,051	$767,016	$205,572	$69,433
Foreign currency swaps - gross liability	Other liabilities	17,515	—	310	—
Derivatives Designated as Hedging Instruments:
Fair value hedges:
Foreign currency swaps - gross liability	Other liabilities	4,473	—	241	—
Total liability derivatives		$1,138,039	$767,016	$206,123	$69,433

NOTE 1 - NATURE OF OPERATIONS AND SIGNIFICANT ACCOUNTING POLICIES, (continued)

The amounts recognized in the Summary of Operations and Changes in Capital and Surplus - Statutory Basis for options, futures, interest rate swaps and foreign currency swaps are as follows:

	Summary of Operations and Changes in Capital and Surplus - Statutory Basis Location	Amount Recognized
		2020	2019	2018
Derivatives Not Designated as Hedging Instruments:
OTC index call option contracts - closed	Net investment income	$6,522	$3,679	$13,675
Exchange traded index call option contracts - closed	Net investment income	13,543	5,455	11,974
Equity put option contracts - closed	Net investment income	(15)	(338)	(84)
Futures contracts - closed	Net investment income	(25,598)	(29,900)	5,894
Interest rate swap contracts - closed	Net investment income	38,844	23,920	(14,716)
Derivatives Designated as Hedging Instruments:
Fair value hedges:
Foreign currency swaps - open	Net investment income	(2)	—	—
Total recognized in net investment income		$33,294	$2,816	$16,743
Derivatives Not Designated as Hedging Instruments:
OTC index call option contracts - open	Change in unrealized gains (losses)	$(3,929)	$45,017	$(34,773)
Exchange traded index call option contracts - open	Change in unrealized gains (losses)	6,674	24,065	(21,425)
Equity put option contracts - open	Change in unrealized gains (losses)	—	137	(137)
Futures contracts - open	Change in unrealized gains (losses)	(1,785)	(4,655)	3,900
Interest rate swap contracts - open	Change in unrealized gains (losses)	(1,262)	(12,319)	5,823
Foreign currency swaps - open	Change in unrealized gains (losses)	(310)	—	—
Derivatives Designated as Hedging Instruments:
Fair value hedges:
Foreign currency swaps - open	Change in unrealized gains (losses)	(241)	—	—
Total recognized in change in unrealized gains (losses)		$(302)	$52,245	$(46,612)

Investment income consists primarily of interest and dividends. Interest is recognized on an accrual basis and dividends are recorded as earned at the ex-dividend date. Interest income on loan-backed and structured securities is determined on the effective yield method based on estimated principal repayments. Accrual of income is suspended for bonds and mortgage loans that are in default or when the receipt of interest payments is in doubt. Realized capital gains and losses are determined on a specific identification basis and recorded in operations.

Accrued interest more than 180 days past due deemed collectible on mortgage loans in default is non-admitted. All other investment income due and accrued, excluding loans on insurance contracts, with amounts over 90 days past due is non-admitted. The amount excluded from unassigned surplus was $0, $561, $0 at December 31, 2020, 2019 and 2018, respectively.

NOTE 1 - NATURE OF OPERATIONS AND SIGNIFICANT ACCOUNTING POLICIES, (continued)

If the Company has the intent to sell an impaired security, the cost basis of the security is written down to fair value. For bond investments other than loan-backed and structured securities, if the Company does not have the intent to sell, but it is determined that a decline in fair value is other-than-temporary, the cost basis of the security is written down to fair value. For loan-backed and structured security investments, if the Company does not have the intent to sell and it is determined that a decline in fair value is other-than-temporary, the cost basis of the security is written down to the discounted estimated future cash flows. All write downs are recorded as a realized loss. For unaffiliated common stocks and other investments carried at fair value, unrealized gains and losses resulting from differences between the cost and carrying amount of these investments are credited or charged directly to unassigned surplus.

Non-Admitted Assets
In accordance with NAIC SAP, certain assets, designated as non-admitted assets, are excluded from the Balance Sheets – Statutory Basis and are charged directly to surplus. Non-admitted assets consist primarily of a portion of deferred income tax assets, prepaid expenses, advances to agents, furniture and equipment, application software, other investment income that is over 90 days past due, unaudited non-insurance subsidiaries and other assets not specifically identified as an admitted asset within NAIC SAP. Total non-admitted assets were $133,978 and $138,241 at December 31, 2020 and 2019, respectively.

Furniture and Equipment
Electronic data processing (EDP) equipment at cost of $20,720 and $18,968 and operating software at cost of $1,302 and $1,302 are carried at cost less accumulated depreciation at December 31, 2020 and 2019, respectively. The admitted value of the Company’s EDP and operating software is limited to three percent of capital and surplus, however the Company was not required to impose this limitation. The admitted portion at cost, net of accumulated depreciation of $19,608 and $18,348 was $2,414 and $1,922, respectively and is recorded in other admitted assets in the Balance Sheets – Statutory Basis at December 31, 2020 and 2019. EDP equipment and operating software are depreciated using the straight line method over the lesser of the estimated useful life of the related asset or three years.

An impairment of an asset is recorded as a charge to operations if both of the following conditions are met: information available prior to issuance of the statutory basis financial statements indicates that it is probable that an asset has been impaired at the date of the statutory basis financial statements and the amount of loss can be reasonably estimated. During 2020, 2019 and 2018, the Company impaired assets of $1,690, $1,801 and $5,029, respectively, which reduced miscellaneous income in the Summary of Operations and Changes in Capital and Surplus – Statutory Basis. The 2020 impairment related to the corporate aircraft, while the 2019 and 2018 impairments related to internally developed software costs.

Leasehold improvements are carried at cost less accumulated amortization. The Company provides for amortization of leasehold improvements using the straight-line method over the lesser of the useful life of the asset or the remaining original lease term, excluding options or renewal periods. Leasehold improvements are generally amortized over three to twenty years.

Non-operating software is depreciated over the lesser of its estimated useful life or five years. Other furniture and equipment are depreciated using the straight line method over the estimated useful lives of the assets. Furniture and fixtures are generally depreciated over three to ten years.

Depreciation expense on depreciable assets of $5,521, $7,610 and $7,730 was recorded in general insurance expenses in the Summary of Operations and Changes in Capital and Surplus – Statutory Basis for the years ended December 31, 2020, 2019 and 2018, respectively.

NOTE 1 - NATURE OF OPERATIONS AND SIGNIFICANT ACCOUNTING POLICIES, (continued)

Reserves for Life, Accident and Health Policies, and Deposit-type Funds
Life policy reserves provide amounts adequate to discharge estimated future obligations in excess of estimated future premiums on policies in force. Reserves for traditional, flexible premium and variable life insurance are computed principally by using the Commissioners' Reserve Valuation Method (CRVM) or the Net Level Premium Method with assumed interest rates and mortality as prescribed by regulatory authorities, or the PBR method under which the company holds the higher of the Net Premium reserve, the Deterministic reserve or the Stochastic reserves which considers a wide range of future economic conditions using justified company experience factors, such as mortality, lapses and expenses with prescribed rule-based requirements and regulatory guardrails. Reserves for fixed annuities are calculated using the Commissioners’ Annuity Reserve Valuation Method (CARVM) with appropriate statutory interest and mortality assumptions. Reserves for variable annuities are calculated in conformance with section VM-21 of the Valuation Manual (VM-21). VM-21 requires the determination of reserves based on the combination of a conditional tail expectation 70 (CTE 70) stochastic amount and a possible additional standard projection amount. The additional standard projection amount is based on the Prescribed Projections Amount (PPA). Both the CTE 70 stochastic amount and PPA are based on a wide range of future economic conditions. The CTE 70 reflects prudent estimate assumptions and the PPA uses prescribed assumptions in place of certain prudent estimate assumptions.

Tabular interest, tabular less actual reserves released and tabular cost for all life contracts are determined based upon statutory regulations. Other policy reserves are established and maintained on the basis of published mortality tables using assumed interest rates and valuation methods as prescribed by the Department.

Reserves for unpaid individual accident and health disability contracts claims, the present value of amounts not yet due on claim reserves is a first principles-type calculation based on a seriatim listing of open disability claims. All termination rate and interest discounting assumptions adhere to minimum NAIC Standards. The adequacy of these reserves is demonstrated annually using follow-up studies as defined in the Actuarial Standard of Practice No. 5, Section 3.6. In addition, the present value of future payments relative to all incurred but unreported claims is based on historical study using past monthly earned premiums times the planned loss ratio times the anticipated percent of claims outstanding, and expressed as a percentage times tabular reserves, including a provision for litigated claims.

Reserves for unpaid group accident and health long-term disability contracts are a tabular calculation based on a seriatim listing of open disability claims. Prior to 2020, the per $100 of monthly benefit factors were generated based on the 1987 Commissioner’s Group Disability Table (CGDT) assumptions using the appropriate valuation interest rate, quinquennial age groupings, benefit period and duration from disablement. Beginning in 2020 issued and incurred claims were generated on the 2012 Group Long-term Disability Table (GLTD). A modification is made for claims in the first two years from disablement.

Reserves for deposit-type funds are equal to deposits received and interest credited to the benefit of policyholders, less withdrawals that represent a return to the policyholder. For the determination of tabular interest to deposit-type funds, the valuation interest rate, which varies by issue year, is multiplied by the average funds in force during the year subject to such valuation interest rate.

Reserve for Unpaid Claims
The reserves for unpaid group and individual dental and vision claims are estimated using historic claim lags, and then adjusted upward or downward based on the current level of pending/unprocessed claims relative to the historic level of pending/unprocessed claims during the time period used in generating the claim lag factors. The reserves for unpaid claims for group and individual dental and vision insurance includes claims in course of settlement and incurred but not reported claims. Claim adjustment expenses corresponding to the unpaid claims are accounted for by adding an additional load to the reserve for unpaid claims. To the extent the ultimate liability differs from the amounts recorded, such differences are reflected in operations when additional information becomes known.

Reserves for unpaid life claims include claims reported and unpaid and claims not yet reported, which is estimated based upon historical experience. As such amounts are necessarily estimates, the ultimate liability will differ from the amount recorded and will be reflected in operations when additional information becomes known.

NOTE 1 - NATURE OF OPERATIONS AND SIGNIFICANT ACCOUNTING POLICIES, (continued)

Dividends to Policyholders
Dividends are provided based on dividend formulas approved by the Board of Directors of the Company in accordance with actuarially determined dividend scales. Dividends to policyholders are reflected in the Summary of Operations and Changes in Capital and Surplus – Statutory Basis at amounts estimated to be paid or credited to policyholders during the subsequent year on the policy anniversary dates. A portion of the Company’s business has been issued on a participating basis. The amount of insurance in force on direct individual life participating policies was $9,053,497 or 9.8% and $8,511,330 or 9.9% of the individual life policies in force as of December 31, 2020 and 2019, respectively. Dividends to policyholders also include reinsurance assumed business.

Accrued Separate Account Transfers
Accrued separate account transfers primarily consist of the amount of policyholder account values over modified reserves used in the separate account, such as the use of CARVM and CRVM.

Asset Valuation and Interest Maintenance Reserves
The AVR is a required appropriation of unassigned surplus to provide for possible losses that may occur on certain investments of the Company. The reserve is computed based on holdings of all investments and realized and unrealized gains and losses, other than those resulting from interest rate changes. Changes in the reserve are charged or credited to unassigned surplus.

The IMR is calculated based on the prescribed methods developed by the NAIC. Realized gains and losses, net of tax, resulting from interest rate changes on fixed income investments are deferred and credited to this reserve. These gains and losses are then amortized into investment income over what would have been the remaining years to maturity of the underlying investment. Amortization included in net investment income was $8,861, $8,581 and $10,908 for 2020, 2019 and 2018, respectively.

Recognition of Premium Revenues and Related Costs
Life premiums are recognized as revenue when premiums are due. Annuity considerations are recognized as income when received. Health premiums are earned ratably over the terms of the related insurance and reinsurance contracts or policies. Consideration received on deposit-type funds, which do not contain any life contingencies, is recorded directly to the related liability.

Expenses incurred in connection with acquiring new insurance business, including acquisition costs such as sales commissions, are charged to operations as incurred.

Reinsurance
Reinsurance premiums and claims are accounted for on bases consistent with those used in accounting for the original policies issued and the terms of the reinsurance contracts. Premiums, benefits, reserves for life, accident and health policies, and reserves for unpaid claims are reported net of reinsured amounts.

In a modified coinsurance arrangement, the ceding company retains the assets with respect to the policies reinsured and also retains and records the associated reserves. The assuming company does not reflect the assets or reserves in its balance sheet.

Surplus Notes
The Surplus Notes (the Notes) are included in capital and surplus. Interest on the Notes is not accrued until written approval from the Department has been received.

Income Taxes
The Company files a life/non-life consolidated tax return with AMHC and AMHC eligible affiliates. The Company’s income tax allocation is based upon a written agreement which uses a modified separate return method. The modified separate return method adjusts the separate return method so that the net operating losses (or other current or deferred tax attributes) are characterized as realized by the Company when those attributes are realized (or realizable) by the consolidated group.

NOTE 1 - NATURE OF OPERATIONS AND SIGNIFICANT ACCOUNTING POLICIES, (continued)

The Company is subject to tax-related audits in the normal course of operations. The Company records a contingency reserve for tax-related matters when it is more likely than not that a liability has been incurred and the amount of the loss can be reasonably estimated. The tax contingency reserves are evaluated based upon the facts and circumstances that exist at each reporting measurement. Adjustments may result from new information, resolution of an issue with the taxing authorities or changes in laws or regulations. There was no reserve for tax related contingencies at December 31, 2020 and 2019.

The Company is subject to taxation in the United States and various states. In 2018, the Internal Revenue Service (IRS) started a limited scope examination of the Company's consolidated federal income tax return for tax year 2015. Additionally, the 2017 net operating loss carryback claim filed amending tax years 2015 and 2016 are currently under examination as part of the Joint Committee on Taxation process. Due to the IRS examinations, the Company has extended the statute of limitations for tax years 2015 and 2016. The Company is no longer subject to examinations by tax authorities for years before 2015.

Separate Accounts
Separate account assets and liabilities reported in the accompanying financial statements represent funds that are separately administered, principally for variable annuity, variable life and group annuity contracts and for which the contract holders, rather than the Company, bear the investment risk. Separate account contract holders have no claim against the assets of the general account of the Company. Investment income and gains and losses from these accounts accrue directly to contract holders and are not included in the accompanying financial statements.

Net asset values and changes in net asset values of separate account assets generally accrue directly to the contract holders and are not included in the Company’s revenues and expenses or surplus.

Vulnerability due to Certain Concentrations
The Company operates in a business environment which is subject to various risks and uncertainties. Such risks and uncertainties include, but are not limited to, interest rate risk, market risk, credit risk and legal and regulatory changes. Federal legislation has allowed banks and other financial organizations to have greater participation in securities and insurance businesses. This legislation may present an increased level of competition for sales of the Company’s products. Furthermore, the market for deferred annuities and interest-sensitive life insurance is enhanced by the tax incentives available under current law. Any legislative changes that lessen these incentives are likely to negatively impact the demand for these products. The demand for life insurance products that are used to address a customer’s estate planning needs may be impacted to the extent any legislative changes occur to the current estate tax laws.

Statement of Statutory Accounting Principles No. 108 - "Derivatives Hedging Variable Annuity Guarantees" (SSAP No. 108)
In November 2018, the NAIC issued SSAP No. 108 which prescribed guidance for derivatives that hedge interest rate risk of variable annuity guarantees. SSAP No. 108 was effective as of January 1, 2020 with a prospective approach. Early adoption was permitted as of January 1, 2019. The Company did not elect to early adopt and there was no impact in 2020 to the Company with the adoption of this guidance.

Statement of Statutory Accounting Principles No. 22 - "Leases" (SSAP No. 22R)
In August 2019, the NAIC issued SSAP No. 22R which incorporated guidance issued in 2016 by the Financial Accounting Standards Board (FASB) but rejected the guidance issued by FASB for statutory accounting with retention of the operating lease concept. SSAP No. 22R was effective as of January 1, 2020, with early adoption permitted. The Company did not elect to early adopt and there was no impact in 2020 to the Company with the adoption of this guidance.

Statement of Statutory Accounting Principles No. 32 - "Preferred Stock" (SSAP No. 32R)
In July 2020, the NAIC issued SSAP No. 32R which incorporates revisions to the definitions, measurement guidance and impairment guidance for preferred stock pursuant to the investment classification project. SSAP No. 32R is effective as of January 1, 2021, with early adoption permitted. The Company has not elected to early adopt and is currently evaluating the impact of this guidance on its financial position and results of operations.

NOTE 1 - NATURE OF OPERATIONS AND SIGNIFICANT ACCOUNTING POLICIES, (continued)

Statement of Statutory Accounting Principles No. 106 - "Affordable Care Act Section 9010 Assessment" (SSAP No. 106)
In July 2020, the NAIC superseded SSAP No. 106 and nullified INT 18-02: Affordable Care Act (ACA) Section 9010 Assessment Moratoriums due to the repeal of the Section 9010 assessment by H.R. 1685 (Public Law No. 116-94). This action is effective as of January 1, 2021.

Change in Valuation Basis
The Company reported a change in valuation basis, which impacts variable annuity reserves for contracts written from 1981 to 2019 under the revisions to the Commissioners Annuity Reserve Valuation Method (CARVM) adopted in Valuation Manual Requirements for Principle-Based Reserves for Variable Annuities (VM-21). The Company elected not to phase-in the change in reserve valuation basis and recognized the full amount in unassigned funds of $5,820 for the year ended December 31, 2020.

Accounting Changes
Interpretation No. 20-03, Troubled Debt Restructuring Due to COVID-19, which clarifies that a modification of mortgage loan or bank loan terms in response to COVID-19 shall follow the provisions detailed in the April 7, 2020 “Interagency Statement on Loan Modifications and reporting for Financial Institutions Working with Customers Affected by the Coronavirus” and the CARES Act in determining whether a modification shall be reported as a troubled debt restructuring within SSAP No. 36, Troubled Debt Restructuring (SSAP 36). This guidance is only applicable for the period beginning on March 1, 2020 and ending on the earlier of December 31, 2020, or the date that is 60 days after the date on which the national emergency concerning COVID-19 terminates. The Company has elected the option under this guidance not to account for or report qualifying concessions as troubled debt restructurings and does not classify such mortgage loans as either past due or nonaccrual during the payment deferral period. For some residential mortgage loan borrowers, the Company granted concessions which were primarily three to six month interest and principal payment deferrals. Deferred residential mortgage loan interest and principal payments were $226 at December 31, 2020. For some commercial mortgage loan borrowers (principally in the retail and hotel sectors), the Company granted concessions which were primarily principal payment deferrals generally ranging from three to six months and, to a much lesser extent, up to 24 months. Deferred commercial mortgage loan interest and principal payments were $3,018 at December 31, 2020.

NOTE 2 - BUSINESS COMBINATIONS AND GOODWILL

Statutory Purchase Method
Effective April 30, 2020, the Company acquired 100% of Select Benefits Group, Inc. dba Dental Select, a Utah third party administrator of dental and vision insurance products. In a concurrent transaction, Select Benefits Group, Inc. was converted to a limited liability company.
The transaction was accounted for as a statutory purchase and reflects the following:

2020
Purchased entity	Acquisition date	Cost of acquired entity	Original amount of admitted goodwill	Admitted goodwill as of the reporting date	Amount of goodwill amortized during the reporting period	Admitted goodwill as a % of SCA's BACV, gross of admitted goodwill
Select Benefits Group, LLC dba Dental Select	April 30, 2020	$92,609	$88,292	$82,406	$5,886	94.24%

Statutory Merger
Effective March 31, 2020, Calvert Investments, Inc., a wholly owned subsidiary, was dissolved per the statutory merger method with its net assets of $13,023 distributed to the Company. The Company recognized a realized gain of $2,994 in the Summary of Operations and Changes in Capital and Surplus – Statutory Basis as a result of this transaction. No additional shares of the Company were issued.

NOTE 3 - INVESTMENTS

Bonds
The cost or amortized cost and estimated fair value of bonds by type are summarized as follows:

December 31, 2020
	Cost or Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value
U.S. Government	$115,594	$10,701	$—	$126,295
All other governments	2,168	354	—	2,522
Special revenue and special assessment obligations and
all non-guaranteed obligations of agencies and authorities
of governments and their political subdivisions	265,949	23,558	(2)	289,505
Hybrid securities	10,008	2,257	(1,117)	11,148
Industrial and miscellaneous (unaffiliated)	9,244,705	1,081,266	(31,958)	10,294,013
Total bonds	$9,638,424	$1,118,136	$(33,077)	$10,723,483

December 31, 2019
	Cost or Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value
U.S. Government	$156,326	$7,853	$(15)	$164,164
All other governments	2,221	208	—	2,429
Special revenue and special assessment obligations and
all non-guaranteed obligations of agencies and authorities
of governments and their political subdivisions	312,903	14,945	(260)	327,588
Hybrid securities	9,891	3,049	(823)	12,117
Industrial and miscellaneous (unaffiliated)	8,626,225	582,312	(18,433)	9,190,104
Total bonds	$9,107,566	$608,367	$(19,531)	$9,696,402

At December 31, 2020 and 2019, the amortized cost of bonds was increased by $230 and reduced by $32, respectively, of cumulative fair value adjustments on ETF mutual fund bonds and bonds rated NAIC 6 to derive the carrying amounts of bonds in the Balance Sheets - Statutory Basis of $9,638,654 and $9,107,534, respectively.

The cost or amortized cost and estimated fair value of bonds at December 31, 2020 by contractual maturity are shown below. Expected maturities will differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

	Cost or Amortized Cost	Fair Value
Due in one year or less	$320,184	$326,200
Due after one year through five years	1,938,376	2,089,756
Due after five years through ten years	2,329,409	2,572,327
Due after ten years	4,891,677	5,558,915
Bonds with multiple repayment dates	158,778	176,285
Total bonds	$9,638,424	$10,723,483

Proceeds from the sales of bonds were $466,268, $443,120, and $639,981 for the years ended December 31, 2020, 2019 and 2018, respectively.

NOTE 3 - INVESTMENTS, (continued)

Realized capital gains (losses) are as follows:

	Years Ended December 31
	2020	2019	2018
Bonds:
Gross realized capital gains on sales	$21,299	$5,693	$5,062
Gross realized capital losses on sales	(7,164)	(5,945)	(5,317)
Net realized capital gains (losses) on sales	14,135	(252)	(255)
Other, including impairments and net gain on dispositions other than sales	(4,018)	(2,116)	(1,579)
Total bonds	10,117	(2,368)	(1,834)
Preferred stocks	(6)	156	—
Common stocks	15,400	21,698	33,538
Mortgage loans	93	246	(1,102)
Real estate	(1)	592	555
Other investments	12,463	15,898	2,021
Realized capital gains before federal income taxes and transfer to IMR	38,066	36,222	33,178
Realized capital gains transferred to IMR	18,132	3,819	2,047
Federal income tax expense	3,557	10,999	12,667
Net realized capital gains	$16,377	$21,404	$18,464

The Company has entered into an agreement with the FHLB of Topeka to enhance investment yields through investment spread strategies and to provide for liquidity needs, if a future need for immediate liquidity arises. The agreement provides for advances (lines of credit) up to $807,377 to the Company in return for the purchase of asset-based membership stock equal to 0.1% of assets, with a $500 maximum, plus an additional activity-based stock purchase equal to 4.5% of the advances less the amount of the asset-based membership stock held. As part of the agreement, $16,662 in stock was owned at December 31, 2020 and 2019. Excluding the funding agreements, the Company had no outstanding balance related to the line of credit at any time during 2020 and 2019.

The amount of FHLB capital stock held, in aggregate, and classified as of December 31 is as follows:

	General Account
	2020	2019
Membership stock - class A	$325	$324
Membership stock - class B	14,961	15,782
Excess stock	1,376	556
Aggregate total	$16,662	$16,662
Actual or estimated borrowing capacity as determined by the insurer	$807,377	$753,093

As of December 31, 2020 and 2019, the Company did not have any FHLB membership stock, listed above, eligible for redemption.

As of December 31, 2020 and 2019, the Company had issued $500,000 of funding agreements with the FHLB. There is $1,087,735 and $992,902 of bonds and mortgage loans pledged as collateral at December 31, 2020 and 2019, respectively, as a result of these agreements. The assets and reserves related to the funding agreements are reported in the general account as the Company’s strategy is to increase investment income to the general account from the investment spread strategy. The related reserves are reported in deposit-type funds of $500,158 and $500,865 on the Balance Sheets – Statutory Basis as of December 31, 2020 and 2019, respectively.

NOTE 3 - INVESTMENTS, (continued)

The values of the bonds and mortgage loans pledged as collateral to the FHLB and the total aggregate borrowing by the Company as of December 31 is as follows:

	General Account
	2020	2019
Fair value	$1,185,086	$1,039,302
Carrying value	$1,087,735	$992,902
Aggregate total borrowing - funding agreements	$500,000	$500,000

The maximum amount of collateral pledged to the FHLB during December 31 is as follows:

	General Account
	2020	2019
Fair value	$1,185,086	$1,052,994
Carrying value	$1,087,735	$999,254
Amount borrowed at time of maximum collateral - funding agreements	$500,000	$500,000

The Company does not have any prepayment obligations related to the funding agreements.

Restricted Assets
A detailed summary of restricted assets (including pledged assets) primarily bonds, common stock, mortgage loans and cash at cost or amortized cost is as follows:

December 31, 2020
	Gross Restricted					Percentage
Restricted Asset Category	Total Current Year	Total Prior Year	Increase/ (Decrease)	Total Non-admitted Restricted	Total Current Year Admitted Restricted	Gross Restricted to Total Assets	Admitted Restricted to Total Admitted Assets
FHLB capital stock	$16,662	$16,662	$—	$—	$16,662	0.065%	0.065%
Bonds on deposit with states	133,105	132,873	232	—	133,105	0.515%	0.518%
Pledged collateral to FHLB
(including assets backing
funding agreements)	1,087,735	992,902	94,833	—	1,087,735	4.211%	4.233%
Pledged as collateral not
captured in other categories:
Derivatives	54,988	45,751	9,237	—	54,988	0.213%	0.214%
Other restricted assets:
Policy Loans reinsurance
assumed	125,736	137,280	(11,544)	—	125,736	0.487%	0.489%
Bonds and short-term
investments from
reinsurance assumed	1,116,592	1,136,548	(19,956)	—	1,116,592	4.323%	4.345%
Total restricted assets	$2,534,818	$2,462,016	$72,802	$—	$2,534,818	9.814%	9.864%

NOTE 3 - INVESTMENTS, (continued)

December 31, 2019
	Gross Restricted					Percentage
Restricted Asset Category	Total Current Year	Total Prior Year	Increase/ (Decrease)	Total Non-admitted Restricted	Total Current Year Admitted Restricted	Gross Restricted to Total Assets	Admitted Restricted to Total Admitted Assets
FHLB capital stock	$16,662	$17,579	$(917)	$—	$16,662	0.069%	0.069%
Bonds on deposit with states	132,873	132,618	255	—	132,873	0.549%	0.552%
Pledged collateral to FHLB
(including assets backing
funding agreements)	992,902	928,577	64,325	—	992,902	4.104%	4.127%
Pledged as collateral not
captured in other categories:
Derivatives	45,751	26,775	18,976	—	45,751	0.189%	0.190%
Other restricted assets:
Policy Loans reinsurance
assumed	137,280	148,778	(11,498)	—	137,280	0.567%	0.571%
Bonds and short-term
investments from
reinsurance assumed	1,136,548	1,167,693	(31,145)	—	1,136,548	4.697%	4.724%
Total restricted assets	$2,462,016	$2,422,020	$39,996	$—	$2,462,016	10.175%	10.233%

An aging of unrealized losses on the Company’s investments in bonds and unaffiliated stocks were as follows:

	December 31, 2020
	Less than 12 Months		12 Months or More		Total
	Fair Value	Unrealized Losses	Fair Value	Unrealized Losses	Fair Value	Unrealized Losses
Bonds:
U.S. Governments	$—	$—	$—	$—	$—	$—
Special revenue and special assessment
obligations and all non-guaranteed
obligations of agencies and authorities
of governments and their political
subdivisions	28,295	(1)	16	(1)	28,311	(2)
Hybrid securities	—	—	5,990	(1,117)	5,990	(1,117)
Industrial and miscellaneous (unaffiliated)	4,189,584	(18,243)	449,305	(13,715)	4,638,889	(31,958)
Total bonds	4,217,879	(18,244)	455,311	(14,833)	4,673,190	(33,077)
Preferred stocks	—	—	5,771	(535)	5,771	(535)
Common stocks	121,643	(1,074)	10,097	(349)	131,740	(1,423)
Total	$4,339,522	$(19,318)	$471,179	$(15,717)	$4,810,701	$(35,035)

NOTE 3 - INVESTMENTS, (continued)

	December 31, 2019
	Less than 12 Months		12 Months or More		Total
	Fair Value	Unrealized Losses	Fair Value	Unrealized Losses	Fair Value	Unrealized Losses
Bonds:
U.S. Governments	$8,456	$(15)	$—	$—	$8,456	$(15)
Special revenue and special assessment
obligations and all non-guaranteed
obligations of agencies and authorities
of governments and their political
subdivisions	31,015	(259)	18	(1)	31,033	(260)
Hybrid securities	—	—	4,315	(823)	4,315	(823)
Industrial and miscellaneous (unaffiliated)	558,437	(5,366)	327,100	(13,067)	885,537	(18,433)
Total bonds	597,908	(5,640)	331,433	(13,891)	929,341	(19,531)
Preferred stocks	1,344	(23)	3,585	(574)	4,929	(597)
Common stocks	13,404	(699)	5,445	(467)	18,849	(1,166)
Total	$612,656	$(6,362)	$340,463	$(14,932)	$953,119	$(21,294)

The unrealized losses related to bonds in 2020 and 2019 reported above were partially due to liquidity and credit-related considerations. The Company considers various factors when considering if a decline is other-than-temporary, including the length of time and size of the unrealized loss, deterioration in ratings, industry conditions or factors related to a geographic area that are negatively affecting a security, violation of loan covenants, overall financial condition of the issuer and the Company’s intention and ability to sell or hold the security until maturity or recovery. Upon review of these factors, the Company determined that such declines were temporary in nature. Therefore, the Company does not believe the unrealized losses on investments represent an other-than-temporary impairment as of December 31, 2020, 2019 and 2018.

The Company considers various factors when considering if a decline in the fair value of a common stock security is other-than-temporary, including but not limited to, the length of time and magnitude of the unrealized loss; the volatility of the investment; analyst recommendations and price targets; opinions of the Company’s investment managers; market liquidity; and the Company’s intentions to sell or ability to hold the investments until recovery. Based on an evaluation of these factors, the Company did not record any realized losses for other-than-temporary impairments on unaffiliated common stocks during 2020, 2019 and 2018.

The Company’s bond and short-term investment portfolios are predominantly comprised of investment grade securities. At December 31, 2020 and 2019, bonds at book/adjusted carrying value totaling $516,962 and $397,446, respectively, (5.3% and 4.4%, respectively, of the total bond and short-term portfolios) are considered below investment grade. Securities are classified as below investment grade by utilizing rating criteria established by the NAIC. During 2020, 2019 and 2018, the Company recorded realized losses for other-than-temporary impairments on bonds of $6,584, $3,798 and $4,081, respectively.

The Company did not recognize any other-than-temporary impairments on loan-backed and structured security investments in 2020.

A summary of loan-backed and structured security investments included in industrial and miscellaneous (unaffiliated) with unrealized losses for which an other-than-temporary impairment has not been recognized is as follows:

December 31, 2020
	Unrealized Less Than 12 Months			Unrealized 12 Months or More
	Amortized	Fair	Unrealized	Amortized	Fair	Unrealized
	Cost	Value	Losses	Cost	Value	Losses
Structured securities	$372,165	$357,523	$(14,642)	$285,971	$274,935	$(11,036)

NOTE 3 - INVESTMENTS, (continued)

December 31, 2019
	Unrealized Less Than 12 Months			Unrealized 12 Months or More
	Amortized	Fair	Unrealized	Amortized	Fair	Unrealized
	Cost	Value	Losses	Cost	Value	Losses
Structured securities	$445,888	$442,855	$(3,033)	$239,381	$231,896	$(7,485)

Mortgage Loans and Real Estate
For the commercial mortgage loans held by the Company, debt service coverage ratio (DSCR) is considered a key credit quality indicator for loans that are income dependent while loan to value and borrower financial strength are considered key credit quality indicators for borrower-occupied loans. Debt service coverage ratios compare a property’s net operating income to the borrower’s principal and interest payments. Loan to value and debt service coverage ratios are updated annually or as warranted by economic conditions or impairment considerations. Residential mortgage loans which are delinquent as to principal and interest 90 days or more are classified as nonperforming loans.

Debt service coverage ratios for income dependent mortgage loans are summarized as follows:

	December 31
	2020	2019
DSCR distribution
Below 1.0	$38,706	$65,891
1.0 - 1.2	170,232	174,352
1.2 - 1.8	975,980	1,031,190
Greater than 1.8	793,858	651,647
Total	$1,978,776	$1,923,080

Mortgage loans with a debt service coverage ratio below 1.0 that are not considered impaired primarily relate to instances where the borrower has the financial capacity to fund the revenue shortfalls from the properties for the foreseeable future, the decrease in cash flows is considered temporary, or there are other risk mitigating factors.

Loan to value for borrower-occupied commercial real estate mortgage loans is summarized as follows:

	December 31
	2020	2019
Loan to value
Below 60%	$23,089	$26,466
60-75%	382	9,065
Above 75%	2,357	299
Total	$25,828	$35,830

The key credit quality indicators for the residential mortgage loans are based on payment activity as follows:

	December 31, 2020
	Residential First Mortgages	Second Trusts	Total
Performing	$84,743	$2,382	$87,125
Non-performing	2,629	92	2,721
Total	$87,372	$2,474	$89,846

NOTE 3 - INVESTMENTS, (continued)

	December 31, 2019
	Residential First Mortgages	Second Trusts	Total
Performing	$109,472	$3,769	$113,241
Non-performing	2,786	407	3,193
Total	$112,258	$4,176	$116,434

An aging analysis of the loans held by the Company is summarized as follows:

	December 31, 2020
	Residential	Commercial	Total
Recorded investment (all)
Current	$84,685	$2,004,604	$2,089,289
30-59 days past due	1,960	—	1,960
60-89 days past due	480	—	480
90-179 days past due	564	—	564
180+ days past due	2,157	—	2,157
Accruing Interest 180+ Days Past Due
Recorded investment	—	—	—
Interest accrued	—	—	—
Participant or co-lender in a mortgage loan agreement
Recorded investment	22,092	1,584,297	1,606,389

	December 31, 2019
	Residential	Commercial	Total
Recorded investment (all)
Current	$109,996	$1,952,361	$2,062,357
30-59 days past due	1,910	—	1,910
60-89 days past due	1,335	1,803	3,138
90-179 days past due	623	—	623
180+ days past due	2,570	4,746	7,316
Accruing Interest 180+ Days Past Due
Recorded investment	—	4,746	4,746
Interest accrued	—	561	561
Participant or co-lender in a mortgage loan agreement
Recorded investment	23,705	1,464,978	1,488,683

At December 31, 2020, the average size of an individual commercial mortgage loan was $2,213. The average size of an individual residential mortgage loan was $231, excluding a loan held as a participant or co-lender in a mortgage agreement, as shown in the table above. For commercial mortgage loans, the Company’s policy is to obtain a first mortgage lien and to require a loan to value ratio of 75% or less at acquisition. The Company's policy for commercial loans is to recognize due and accrued interest income on impaired loans if deemed collectible. However, the due and accrued interest income deemed collectible on impaired loans over 180 days past due is non-admitted. For residential loans, the Company recognizes due and accrued interest income on impaired loans if under 90 days delinquent. Loans 90 days past due or greater will be placed on non-accrual status and all previously accrued interest will be reversed.

The Company had mortgage reserves (the mortgage component of the AVR) of $17,001 and $18,433 at December 31, 2020 and 2019, respectively. As of December 31, 2020, the maximum and minimum rates of interest in the Company’s mortgage loan portfolio were 8.00% and 3.19% for commercial mortgage loans and 9.63% and 2.00% for residential mortgage loans.

NOTE 3 - INVESTMENTS, (continued)

In 2020 and 2019, the Company issued 92 and 104, respectively, new commercial mortgage loans at the maximum and minimum rates of interest of 6.50% and 6.50%, respectively, and 3.20% and 3.75%, respectively, totaling $256,815 and $342,509, respectively. The Company did not acquire any new residential mortgage loans in 2020 and 2019.

At December 31, 2020 and 2019, the Company held no mortgage loans that were converted to loans that require payments of principal or interest be made based upon the cash flows generated by the property serving as collateral for the loans or that have a diminutive payment requirement.

Commercial and residential mortgage loans are evaluated individually for impairment. The Company had no impairments for commercial mortgage loans during 2020, 2019 and 2018. Impairments for residential mortgage loans were $2, $51 and $277 during 2020, 2019 and 2018, respectively.

The Company had no investment in impaired loans with credit losses as of December 31, 2020 and 2019. The investment in impaired loans without credit losses are as follows:

	December 31, 2020
	Residential	Commercial	Total
No allowance for credit losses	$53,633	$—	$53,633

	December 31, 2019
	Residential	Commercial	Total
No allowance for credit losses	$71,968	$2,440	$74,408

A summary of information pertaining to impaired loans is as follows:

	December 31, 2020
	Residential	Commercial	Total
Average recorded investment	$64,336	$—	$64,336
Interest income recognized	2,645	144	2,789
Recorded investments on nonaccrual status	2,721	—	2,721
Amount of interest income recognized using the cash basis method
of accounting	2,654	—	2,654

	December 31, 2019
	Residential	Commercial	Total
Average recorded investment	$78,938	$2,489	$81,427
Interest income recognized	3,880	163	4,043
Recorded investments on nonaccrual status	3,193	—	3,193
Amount of interest income recognized using the cash basis method
of accounting	3,884	163	4,047

The mortgage loans derecognized as a result of foreclosure is as follows:

	December 31
	2020	2019
Aggregate amount of mortgage loans derecognized	$—	$555
Real estate collateral recognized	—	600

NOTE 3 - INVESTMENTS, (continued)

A summary of information pertaining to real estate sales is as follows:

	December 31, 2020
	Residential	Commercial	Total
Number of sales	—	1	1
Loss recognized	$—	$(1)	$(1)

	December 31, 2019
	Residential	Commercial	Total
Number of sales	4	—	4
Gain recognized	$762	$—	$762

The gains (losses) recorded on sales are recognized in net realized capital gains (losses) on the Summary of Operations and Changes in Capital and Surplus – Statutory Basis.

No residential real estate properties were classified as held for sale for the years ended December 31, 2020 and 2019. The commercial real estate properties classified as held for sale have recorded values of $0 and $2,065 for the years ended December 31, 2020 and 2019, respectively.

Residential real estate is acquired through the foreclosure of residential mortgage loans. The Company’s intent is to dispose of all acquired residential real estate by sale as soon as economically feasible, which is typically within one year from acquisition.

Commercial real estate was either sold or classified as held for sale based on the Company’s intent to dispose of certain property via sale. Sales are usually within one year, based on economic factors, but may be extended per other executed agreements.

The Company recognizes real estate property impairments as other-than-temporary and records them as realized losses. The Company had no real estate impairments for the year ended December 31, 2020. The real estate impairments for the year ended December 31, 2019 were as follows:

	December 31, 2019
	Residential	Commercial	Total
Number of impairments	2	—	2
Impairment losses recorded	$170	$—	$170

Fair value for impaired commercial real estate and residential real estate was determined by valuations based on internal and/or external appraisals. The real estate impairment losses due to decreases in property value are recognized in net realized capital gains (losses) on the Summary of Operations and Changes in Capital and Surplus – Statutory Basis.

NOTE 3 - INVESTMENTS, (continued)

Troubled Debt Restructuring
A summary of information pertaining to mortgage loans with restructured terms is as follows:

	December 31, 2020
	Residential	Commercial	Total
Number of loans	204	—	204
Carry value	$51,249	$—	$51,249
Interest income	$2,589	$—	$2,589

	December 31, 2019
	Residential	Commercial	Total
Number of loans	251	1	252
Carry value	$68,950	$2,440	$71,390
Interest income	$3,523	$163	$3,686

The Company incurred no amount of commitments to lend additional funds to debtors owing receivables whose terms have been modified in troubled debt restructuring. The Company’s income recognition policy for interest income on an impaired loan is the cash basis/cost recovery method. There was one short sale on residential mortgage loans in 2020 and 2019.

Low-Income Housing Tax Credit Investments
The Company has up to 12 remaining years of unexpired tax credits and is required to hold these investments for up to 16 years. During 2020 and 2019, the Company recognized $4,533 and $5,479, respectively, of low income housing tax credits (LIHTC) and other tax benefits. The Company’s investment in LIHTC recognized in the Balance Sheets - Statutory Basis in other investments was $66,272 and $51,427 and in other liabilities was $32,681 and $21,257 for the years ended December 31, 2020 and 2019, respectively. The Company has made unconditional commitments to provide additional capital contributions in low income housing partnerships of $10,896, $5,521, $9,561, in 2021, 2022 and 2023, respectively, and $6,703 thereafter. No property is currently subject to any regulatory review. The Company had no investment in LIHTC that exceeded 10% of its admitted assets. The Company recognized no impairment losses related to LIHTC during December 31, 2020 and 2019. The Company recognized no write-down or reclassification resulting from the forfeiture or ineligibility of tax credits during December 31, 2020 and 2019.

Offsetting and Netting of Assets and Liabilities
Call options and foreign currency swaps that qualified for offsetting and netting are as follows:

	December 31, 2020			December 31, 2019
	Gross Amount Recognized	Amount Offset	Net Amount Presented on Financial Statements	Gross Amount Recognized	Amount Offset	Net Amount Presented on Financial Statements
Assets:
Derivatives - call options	$167,601	$106,748	$60,853	$116,092	$54,259	$61,833

Liabilities:
Derivatives - call options	$106,748	$106,748	$—	$54,259	$54,259	$—
Derivatives - foreign
currency swaps	551	—	551	—	—	—

NOTE 3 - INVESTMENTS, (continued)

At December 31, 2020 and 2019, the net asset amount of $60,853 and $61,833, respectively, was recorded in other investments and the net liability amount of $551 and $0, respectively, was recorded in other liabilities on the Balance Sheets – Statutory Basis.

Net Investment Income
Major categories of net investment income by class of investment are summarized below.

	Years Ended December 31
	2020	2019	2018
Income:
Bonds	$388,691	$385,443	$371,077
Preferred stocks	484	369	402
Common stocks	5,724	13,060	13,707
Mortgage loans	103,789	103,311	95,347
Real estate[1]	15,209	17,132	17,836
Loans on insurance contracts	28,114	32,546	29,916
Short-term investments	1,680	4,756	2,402
Derivatives	33,294	2,816	16,743
Other investments	36,121	32,445	23,716
Amortization of interest maintenance reserve	8,861	8,581	10,908
Gross investment income	621,967	600,459	582,054
Total investment expenses	47,339	58,954	44,337
Net investment income	$574,628	$541,505	$537,717
1Includes amounts for the occupancy of company-owned property of $8,999, $9,106 and $9,161 in 2020, 2019, and 2018, respectively.

The Company had securities sold, redeemed or otherwise disposed of as a result of a callable feature (including make whole call provisions) during 2020 and 2019, of which the total number of CUSIPs sold, disposed or otherwise redeemed was 83 and 60, respectively, and the aggregate amount of investment income generated as a result of a prepayment penalty and/or acceleration fee was $9,756 and $4,518, respectively.

Fair Value Measurements
Included in various investment related lines in the financial statements are certain financial instruments carried at fair value. Other financial instruments are periodically measured at fair value, such as when impaired, or, for certain bonds and preferred stocks when carried at the lower of cost or market. The fair value of an asset is the amount at which that asset could be bought or sold in a current transaction between willing parties, that is, other than in a forced or liquidation sale.

Fair values are based on quoted market prices when available. When market prices are not available, fair value is generally estimated using discounted cash flow analyses, incorporating current market inputs for similar financial instruments with comparable terms and credit quality (matrix pricing). In instances where there is little or no market activity for the same or similar instruments, the Company estimates fair value using methods, models and assumptions that management believes market participants would use to determine a current transaction price. These valuation techniques involve some level of management estimation and judgment which becomes significant with increasingly complex instruments or pricing models. Where appropriate, adjustments are included to reflect the risk inherent in a particular methodology, model or input used.

The Company’s financial assets and liabilities carried at fair value have been classified, for disclosure purposes, based on a hierarchy defined by Fair Value Measurements as defined under NAIC SAP. The hierarchy gives the highest ranking to fair values determined using unadjusted quoted prices in active markets for identical assets (Level 1) and the lowest ranking to fair values determined using methodologies and models with unobservable inputs (Level 3). An asset’s classification is based on the lowest level input that is significant to its measurement. For example, a Level 3 fair value measurement may include inputs that are both observable (Levels 1 and 2) and unobservable (Level 3). The levels of the fair value hierarchy are as follows:

NOTE 3 - INVESTMENTS, (continued)

Level 1 – Values are unadjusted quoted prices for identical assets or liabilities in active markets accessible at the measurement date.

Level 2 – Inputs include quoted prices for similar assets or liabilities in active markets, quoted prices from those willing to trade in markets that are not active, or other inputs that are observable or can be corroborated by market data for the term of the instrument. Such inputs include market interest rates and volatilities, spreads and yield curves.

Level 3 – Certain inputs are unobservable (supported by little or no market activity) and significant to the fair value measurement. Unobservable inputs reflect the Company’s best estimate of what hypothetical market participants would use to determine a transaction price for the asset at the reporting date.

Net asset value (NAV) – Separate account assets are measured at fair value using the NAV per share (or its equivalent) practical expedient and have not been classified in the fair value hierarchy.

The following tables provide information about the Company’s financial assets and liabilities measured and reported at fair value or NAV:

	December 31, 2020
	Level 1	Level 2	Level 3	Net Asset Value	Total
Assets at fair value/net asset value
Bonds
Industrial and miscellaneous (unaffiliated)	$—	$1,486	$83	$—	$1,569
Total bonds	—	1,486	83	—	1,569
Common stock
Industrial and miscellaneous (unaffiliated)	373,408	—	—	—	373,408
Total common stocks	373,408	—	—	—	373,408
Other investments	24,207	—	—	—	24,207
Derivative assets
Exchange traded index call options	256,300	—	—	—	256,300
Over the counter index call options	—	60,853	—	—	60,853
Total other investments	280,507	60,853	—	—	341,360
Separate account assets	—	—	—	11,041,001	11,041,001
Total assets at fair value/net asset value	$653,915	$62,339	$83	$11,041,001	$11,757,338

Liabilities at fair value
Derivative liabilities
Exchange traded index call options (written)	$205,572	$—	$—	$—	$205,572
Foreign currency swaps	—	551	—	—	551
Total liabilities at fair value	$205,572	$551	$—	$—	$206,123

NOTE 3 - INVESTMENTS, (continued)

	December 31, 2019
	Level 1	Level 2	Level 3	Net Asset Value	Total
Assets at fair value/net asset value
Bonds
Industrial and miscellaneous (unaffiliated)	$—	$433	$85	$—	$518
Total bonds	—	433	85	—	518
Common stock
Industrial and miscellaneous (unaffiliated)	321,498	—	—	—	321,498
Total common stocks	321,498	—	—	—	321,498
Other investments	22,328	—	—	—	22,328
Derivative assets
Exchange traded index call options	103,906	—	—	—	103,906
Over the counter index call options	—	61,833	—	—	61,833
Total other investments	126,234	61,833	—	—	188,067
Separate account assets	—	—	—	10,359,432	10,359,432
Total assets at fair value/net asset value	$447,732	$62,266	$85	$10,359,432	$10,869,515

Liabilities at fair value
Derivative liabilities
Exchange traded index call options (written)	$69,433	$—	$—	$—	$69,433
Foreign currency swaps	—	—	—	—	—
Total liabilities at fair value	$69,433	$—	$—	$—	$69,433

The valuation techniques used to measure the fair values by type of investment in the above table are as follows:

Level 1 – Financial Assets and Liabilities
These assets and liabilities include actively-traded exchange-listed common stocks, mutual funds, exchange traded call and put options and exchange traded call and put options (written). Unadjusted quoted prices for these securities are provided to the Company by independent pricing services. Derivative asset and liability valuations are based on quoted prices in active markets for identical securities. Exchange traded call options and equity put options and written exchange traded call options and written equity put options are classified as Level 1.

Level 2 – Financial Assets
The Company's Level 2 assets includes bonds, OTC index call options and foreign currency swaps. Prices are based on other observable inputs, including quoted prices for similar assets/liabilities. The Company used broker quotes which are corroborated to the market for the monthly valuation of the index call options and foreign currency swaps. For the index call options, the broker quotes use the S&P Dividend Yield and Implied Volatility inputs in the Black Scholes Model that is tailored to the remaining term of each call option. For the foreign currency swaps, the broker quotes use models that rely on inputs such as basis curves and currency spot rates that are observable for substantially the full term of the contract. In addition, the Company corroborates the broker quotes to Bloomberg and to actual trades.

Level 3 - Financial Assets
The Company classified asset-backed securities and residential mortgage-backed securities carried at fair value due to NAIC 6 ratings in Level 3 at December 31, 2020 and 2019. The primary inputs to valuation include reported trades, bids, benchmark yields, credit spreads, estimated cash flows, prepayment speeds, and collateral performance. Collateral performance is analyzed for each security and includes delinquency rates, loss severity rates and prepayment speeds. These securities were classified in Level 3 due to the price being based on uncorroborated broker quotes, unobservable market inputs or internal valuations.

NOTE 3 - INVESTMENTS, (continued)

NAV - Financial Assets
Separate account assets represent NAVs as a practical expedient received from fund managers who stand ready to transact at the quoted values. The funds in the separate account assets are considered open-end mutual funds, meaning that the fund is ready to redeem its shares at any time and offers its shares for sale to the public, either through retail outlets or through institutional investors continuously. For institutional funds, NAVs are received daily from fund managers, and the managers stand ready to transact at these quoted amounts. The Company, on behalf of the contract holders, transacts in these funds on a daily basis as part of the separate account trading activity. There are no unfunded commitments in the separate account assets.

The following tables summarize changes to our financial instruments for the years ended December 31, 2020 and 2019 carried at fair value for which the Company used significant unobservable inputs (Level 3) to determine fair value measurements:

	Beginning balance at 1/1/2020	Transfers into Level 3	Transfer out of Level 3	Total gains and (losses) included in net income	Total gains and (losses) included in surplus	Settlements	Ending balance at 12/31/2020
Assets:
Bonds
Industrial and miscellaneous (unaffiliated)	$85	$—	$—	$—	$1	$(3)	$83
Total assets	$85	$—	$—	$—	$1	$(3)	$83

	Beginning balance at 1/1/2019	Transfers into Level 3	Transfer out of Level 3	Total gains and (losses) included in net income	Total gains and (losses) included in surplus	Settlements	Ending balance at 12/31/2019
Assets:
Bonds
Industrial and miscellaneous (unaffiliated)	$85	$57	$—	$(57)	$—	$—	$85
Total assets	$85	$57	$—	$(57)	$—	$—	$85

Transfers out of Level 3 during 2020 included securities measured at lower of amortized cost or market, reported at amortized cost in 2020 and at fair value in 2019. Transfers into Level 3 during 2019 included securities measured at lower of cost or market, reported at fair value in 2019 and at cost in 2018.

The following table presents information about significant unobservable inputs used in Level 3 assets measured at fair value:

December 31, 2020
Assets accounted for		Predominant	Significant	Range of Values	Impact of Increase
at Fair Value		Valuation	Unobservable	- Unobservable Inputs	in Input on
on a recurring basis	Fair Value	Method	Input	(Weighted Average) ¹	Fair Value ²
Asset-backed securities [3]	$83	Vendor price	Price	70 - 70 (70)	Increase
¹ The weighted average is determined based on the fair value of the securities.
² Conversely, the impact of a decrease in input would have the opposite impact to the fair value as that presented in the table above.
³ Primarily collateralized by home equity.

NOTE 3 - INVESTMENTS, (continued)

December 31, 2019
Assets accounted for		Predominant	Significant	Range of Values	Impact of Increase
at Fair Value		Valuation	Unobservable	- Unobservable Inputs	in Input on
on a recurring basis	Fair Value	Method	Input	(Weighted Average) ¹	Fair Value ²
Asset-backed securities [3]	$85	Vendor price	Price	70 - 70 (70)	Increase
¹ The weighted average is determined based on the fair value of the securities.
² Conversely, the impact of a decrease in input would have the opposite impact to the fair value as that presented in the table above.
³ Primarily collateralized by home equity.

The tables below reflect the fair values or NAV and book/adjusted carrying values of all admitted assets and liabilities that are financial instruments excluding those accounted for under the equity method. The Company had no financial instruments that were not practicable to calculate fair value. The Company had no investments measured using NAV instead of fair value in which the investment may be sold below NAV or significant restrictions in the liquidation of the investment held at NAV. The fair values are also categorized into the three-level fair value hierarchy as described previously:

December 31, 2020
	Fair Value	Book/Adjusted Carrying Value	Level 1	Level 2	Level 3	Net Asset Value
Assets:
Bonds	$10,723,483	$9,638,654	$—	$7,467,161	$3,256,322	$—
Preferred stocks	13,160	12,177	—	13,160	—	—
Common stocks	390,070	390,070	373,408	16,662	—	—
Mortgage loans	2,250,727	2,094,450	—	—	2,250,727	—
Cash, cash equivalents and short-term
investments	370,839	370,839	370,839	—	—	—
Loans on insurance contracts	687,007	539,975	—	—	687,007	—
Other investments	501,978	485,923	283,477	140,563	77,938	—
Investment income due and accrued	113,867	113,867	113,867	—	—	—
Separate account assets	—	11,041,001	—	—	—	11,041,001
Total financial assets	$15,051,131	$24,686,956	$1,141,591	$7,637,546	$6,271,994	$11,041,001

Liabilities:
Deposit-type funds	$1,001,005	$1,000,269	$—	$—	$1,001,005	$—
Borrowings	3,865	3,733	—	—	3,865	—
Derivative liabilities	206,123	206,123	205,572	551	—	—
Separate account liabilities	—	11,041,001	—	—	—	11,041,001
Total financial liabilities	$1,210,993	$12,251,126	$205,572	$551	$1,004,870	$11,041,001

NOTE 3 - INVESTMENTS, (continued)

December 31, 2019
	Fair Value	Book/Adjusted Carrying Value	Level 1	Level 2	Level 3	Net Asset Value
Assets:
Bonds	$9,696,402	$9,107,534	$—	$6,694,026	$3,002,376	$—
Preferred stocks	5,760	6,355	—	5,760	—	—
Common stocks	338,160	338,160	321,498	16,662	—	—
Mortgage loans	2,171,252	2,075,344	—	—	2,171,252	—
Cash, cash equivalents and short-term
investments	294,022	294,022	294,022	—	—	—
Loans on insurance contracts	666,163	559,341	—	—	666,163	—
Other investments	330,551	320,895	131,984	136,463	62,104	—
Investment income due and accrued	115,719	115,719	115,719	—	—	—
Separate account assets	—	10,359,432	—	—	—	10,359,432
Total financial assets	$13,618,029	$23,176,802	$863,223	$6,852,911	$5,901,895	$10,359,432

Liabilities:
Deposit-type funds	$975,019	$975,288	$—	$—	$975,019	$—
Borrowings	3,375	3,353	—	—	3,375	—
Derivative liabilities	69,433	69,433	69,433	—	—	—
Separate account liabilities	—	10,359,432	—	—	—	10,359,432
Total financial liabilities	$1,047,827	$11,407,506	$69,433	$—	$978,394	$10,359,432

The following methods and assumptions were used by the Company in estimating its fair value disclosures for financial instruments:

Bonds and preferred stocks: For bonds and preferred stocks not actively traded, fair values are estimated using values obtained from independent pricing services or internally derived based on expected future cash flows using a current market rate applicable to the yield, credit quality and maturity of the investments. The fair values of loan-backed and structured securities are estimated using values obtained from independent pricing services or internally derived based on expected future cash flows using a current market rate applicable to the yield, credit quality and maturity of the investments. Bonds and preferred stocks priced based on observable market information are assigned to Level 2. Bonds priced based on uncorroborated broker quotes, unobservable market inputs or internal valuations are assigned to Level 3.

Common stocks: For publicly traded securities and mutual funds, fair value is obtained from independent pricing services or fund managers and are assigned to Level 1 as the fair values are based on quoted prices in active markets for identical securities. For stock in FHLB carrying amount approximates fair value and as such is assigned to Level 2. Stocks in affiliates carried on the equity method are not included as part of the fair value disclosure.

Mortgage loans: The fair value of commercial mortgage loans is primarily determined by estimating expected future cash flows and discounting the cash flows using current interest rates for similar mortgage loans with similar credit risk. The fair value of residential mortgage loans is determined by the Yield-Based or Price-Based approach. The Yield-Based approach, applied to performing and sub-performing loans, estimates fair value by first modeling contractual cash flows and then discounting the cash flows at an appropriate discount rate that incorporates an appropriate base rate (e.g., Treasury) to which a risk premium (spread) is added. The Price-Based approach, applied to non-performing loans (greater than 90 days past due) along with certain sub-performing loans, utilizes a direct estimate of a loan’s net present value or dollar price, largely based on underlying collateral values.

NOTE 3 - INVESTMENTS, (continued)

Cash, cash equivalents and short-term investments, and investment income due and accrued: The carrying amounts for these instruments approximate their fair values due to the short maturity of these investments.

Other investments and derivative liabilities: Public equity securities are classified as Level 1 securities as the fair values are based on quoted prices in active markets. Exchange traded call and put options and exchange traded call and put options (written) are classified as Level 1 since the valuations are based on quoted prices in active markets for identical securities. U.S. government agency securities are classified as Level 2 as the prices are based on observable market data. OTC index call options where the primary inputs to valuations include broker quotes that utilize inputs tailored to the remaining term of each call option and are assigned to Level 2. Foreign currency swaps are classified as Level 2 as the valuation is based on models that rely on inputs such as basis curves and currency spot rates that are observable for substantially the full term of the contract. The valuation techniques underlying the models are widely accepted in the financial services industry and do not involve significant judgment. The fair value for other investments assigned to Level 3 are based on quoted market prices where trading activity is not available to corroborate or internally derived based on expected future cash flows using a current market rate applicable to the yield, credit quality and maturity of the investments. Other investments carried on the equity method are not included as part of the fair value disclosure.

Loans on insurance contracts: The fair values for loans on insurance contracts are estimated using discounted cash flow analysis at interest rates currently offered for similar loans. Loans on insurance contracts with similar characteristics are aggregated for purposes of the calculations.

Deposit-type funds: Deposit-type funds are valued using discounted cash flow calculations, based on interest rates currently being offered for similar contracts with maturities consistent with those remaining for the contracts being valued.

Borrowings: The fair value of borrowed money is estimated using discounted cash flow calculations based on current interest rates consistent with the maturity of the obligation.

Separate account assets and liabilities: Separate account assets represent NAV as a practical expedient received from fund managers who stand ready to transact at the quoted values. Separate account liabilities are carried at the value of the underlying assets.

NOTE 4 - INCOME TAXES

The application of NAIC SAP requires a company to evaluate the recoverability of gross deferred tax assets and to establish a valuation allowance if necessary to reduce the gross deferred tax asset to an amount which is more likely than not to be realized (adjusted gross deferred tax asset). Considerable judgment is required in determining whether a valuation allowance is necessary, and if so, the amount of such valuation allowance. In evaluating the need for a valuation allowance the Company considers many factors including: (1) the nature of the deferred tax assets and liabilities; (2) whether they are ordinary or capital; (3) the timing of their reversals; (4) taxable capital gains in prior carry back years as well as projected taxable earnings exclusive of reversing temporary differences and carry forwards; (5) the length of time that carryovers can be utilized; (6) unique tax rules that would impact the utilization of the deferred tax assets; and (7) tax planning strategies that the Company would employ to avoid a tax benefit from expiring unused.

Based on an evaluation of the above factors, management believes it more likely than not that the adjusted gross deferred tax assets will be realized.

NOTE 4 - INCOME TAXES, (continued)

The components of the net deferred tax asset/(liability) as of December 31, 2020 are as follows:

	Ordinary	Capital	Total
Gross deferred tax assets	$234,307	$3,851	$238,158
Statutory valuation allowance adjustment	—	—	—
Adjusted gross deferred tax assets	234,307	3,851	238,158
Deferred tax assets non-admitted	64,592	—	64,592
Subtotal net admitted deferred tax assets	169,715	3,851	173,566
Deferred tax liabilities	44,613	46,341	90,954
Net admitted deferred tax assets/(net deferred tax liability)	$125,102	$(42,490)	$82,612

The amount of admitted adjusted gross deferred tax assets under each component of NAIC SAP as of December 31, 2020 is:

	Ordinary	Capital	Total
Admission calculation components - NAIC SAP
Federal income taxes paid in prior years recoverable through
loss carrybacks	$—	$—	$—
Adjusted gross deferred tax assets expected to be realized
(excluding the amount of deferred tax assets from above)
after application of the threshold limitation	$82,612	$—	$82,612
Adjusted gross deferred tax assets expected to be
realized following the balance sheet date	$82,612	$—	$82,612
Adjusted gross deferred tax assets allowed per
limitation threshold	xxx	xxx	$249,849
Adjusted gross deferred tax assets offset by gross deferred
tax liabilities	$87,103	$3,851	$90,954
Deferred tax assets admitted as the result of application
of NAIC SAP	$169,715	$3,851	$173,566

The components of the net deferred tax asset/(liability) as of December 31, 2019 are as follows:

	Ordinary	Capital	Total
Gross deferred tax assets	$212,086	$4,943	$217,029
Statutory valuation allowance adjustment	—	—	—
Adjusted gross deferred tax assets	212,086	4,943	217,029
Deferred tax assets non-admitted	60,967	—	60,967
Subtotal net admitted deferred tax assets	151,119	4,943	156,062
Deferred tax liabilities	48,530	35,890	84,420
Net admitted deferred tax assets/(net deferred tax liability)	$102,589	$(30,947)	$71,642

NOTE 4 - INCOME TAXES, (continued)

The amount of admitted adjusted gross deferred tax assets under each component of NAIC SAP as of December 31, 2019 is:

	Ordinary	Capital	Total
Admission calculation components - NAIC SAP
Federal income taxes paid in prior years recoverable through
loss carrybacks	$—	$—	$—
Adjusted gross deferred tax assets expected to be realized
(excluding the amount of deferred tax assets from above)
after application of the threshold limitation	$71,642	$—	$71,642
Adjusted gross deferred tax assets expected to be
realized following the balance sheet date	$71,642	$—	$71,642
Adjusted gross deferred tax assets allowed per
limitation threshold	xxx	xxx	$242,954
Adjusted gross deferred tax assets offset by gross deferred
tax liabilities	$79,477	$4,943	$84,420
Deferred tax assets admitted as the result of application
of NAIC SAP	$151,119	$4,943	$156,062

The changes in the components of the net deferred tax asset/(liability) from December 31, 2019 to December 31, 2020 are as follows:

	Ordinary	Capital	Total
Gross deferred tax assets	$22,221	$(1,092)	$21,129
Statutory valuation allowance adjustment	—	—	—
Adjusted gross deferred tax assets	22,221	(1,092)	21,129
Deferred tax assets non-admitted	3,625	—	3,625
Subtotal net admitted deferred tax assets	18,596	(1,092)	17,504
Deferred tax liabilities	(3,917)	10,451	6,534
Net admitted deferred tax assets/(net deferred tax liability)	$22,513	$(11,543)	$10,970

	Ordinary	Capital	Total
Admission calculation components - NAIC SAP
Federal income taxes paid in prior years recoverable through
loss carrybacks	$—	$—	$—
Adjusted gross deferred tax assets expected to be realized
(excluding the amount of deferred tax assets from above)
after application of the threshold limitation	$10,970	$—	$10,970
Adjusted gross deferred tax assets expected to be
realized following the balance sheet date	$10,970	$—	$10,970
Adjusted gross deferred tax assets allowed per
limitation threshold	xxx	xxx	$6,895
Adjusted gross deferred tax assets offset by gross deferred
tax liabilities	$7,626	$(1,092)	$6,534
Deferred tax assets admitted as the result of application
of NAIC SAP	$18,596	$(1,092)	$17,504

The Company does not carry any deferred tax liabilities on unrealized capital gains related to investments in affiliates.

NOTE 4 - INCOME TAXES, (continued)

The Company used the following amounts in determining the DTA admissibility:

	2020	2019
Ratio percentage used to determine recovery period and
threshold limitation above	1,030%	1,086%
Amount of adjusted capital and surplus used to determine
recovery period and threshold limitation above	$1,665,660	$1,619,690

There were no tax planning strategies utilized as of December 31, 2020 or 2019.

The provision for incurred federal income taxes on earnings are:

	Years ended December 31
	2020	2019	2018
Federal	$19,600	$31,941	$(16,398)
Federal income tax on net capital gains	7,365	11,801	13,097
Federal income tax incurred/(recovered)	$26,965	$43,742	$(3,301)

The tax effects of temporary differences that give rise to significant portions of the deferred tax assets and deferred tax liabilities are as follows:

	December 31			Change	Change
	2020	2019	2018	from 2019	from 2018
Deferred tax assets:
Ordinary
Discounting of unpaid losses	$167	$136	$132	$31	$4
Unearned premium reserve	430	389	397	41	(8)
Policyholder reserves	89,735	80,590	75,879	9,145	4,711
Investments	7,521	57	289	7,464	(232)
Deferred acquisition costs	70,032	67,107	65,041	2,925	2,066
Policyholder dividends accrual	1,548	1,806	1,943	(258)	(137)
Fixed assets	5	85	73	(80)	12
Compensation and benefits accrual	29,239	27,200	24,673	2,039	2,527
Receivables - non-admitted	14,571	13,549	15,323	1,022	(1,774)
Net operating loss carry-forward	277	294	440	(17)	(146)
Tax credit carry-forward	—	—	35	—	(35)
Coinsurance/modified coinsurance transaction	—	12,219	13,267	(12,219)	(1,048)
Other (including items <5% of total
ordinary tax assets)	20,782	8,654	8,001	12,128	653
Subtotal	234,307	212,086	205,493	22,221	6,593
Statutory valuation allowance adjustment	—	—	—	—	—
Non-admitted deferred tax assets	64,592	60,967	68,224	3,625	(7,257)
Admitted ordinary deferred tax assets	$169,715	$151,119	$137,269	$18,596	$13,850

NOTE 4 - INCOME TAXES, (continued)

	December 31			Change	Change
	2020	2019	2018	from 2019	from 2018
Capital
Investments	$1,469	$1,486	$1,863	$(17)	$(377)
Real Estate	1,938	2,797	2,682	(859)	115
Other (including items <5% of total
ordinary tax assets)	444	660	845	(216)	(185)
Subtotal	3,851	4,943	5,390	(1,092)	(447)
Statutory valuation allowance adjustment	—	—	—	—	—
Non-admitted	—	—	—	—	—
Admitted capital deferred tax assets	3,851	4,943	5,390	(1,092)	(447)
Admitted deferred tax assets	$173,566	$156,062	$142,659	$17,504	$13,403

Deferred tax liabilities:
Ordinary
Investments	$3,014	$3,123	$3,277	$(109)	$(154)
Fixed assets	2,925	3,322	4,062	(397)	(740)
Deferred and uncollected premium	17,793	18,001	18,848	(208)	(847)
Policyholder reserves	17,038	20,597	23,804	(3,559)	(3,207)
Unearned commissions	3,699	3,343	2,673	356	670
Other (including items <5% of total
ordinary tax liabilities)	144	144	150	—	(6)
Subtotal	$44,613	$48,530	$52,814	$(3,917)	$(4,284)

Capital
Investments	$46,050	$35,890	$20,610	$10,160	$15,280
Real estate	291	—	—	291	—
Subtotal	$46,341	$35,890	$20,610	$10,451	$15,280

Deferred tax liabilities	$90,954	$84,420	$73,424	$6,534	$10,996

Net deferred tax assets	$82,612	$71,642	$69,235	$10,970	$2,407

The change in the net admitted deferred tax assets was $10,970, $2,407 and $7,792 for the years ended December 31, 2020, 2019 and 2018, respectively. The change in non-admitted deferred tax assets of $3,625, $(7,257) and $7,405 was included in change in non-admitted assets in the Summary of Operations and Changes in Capital and Surplus - Statutory Basis for the years ended December 31, 2020, 2019 and 2018, respectively.

The change in net deferred income taxes as of December 31 is as follows:

	2020	2019	Change
Total gross deferred tax assets	$238,158	$217,029	$21,129
Total deferred tax liabilities	90,954	84,420	6,534
Net deferred tax asset	$147,204	$132,609	14,595
Tax effect of change in unrealized gains and pension liability			3,728
Calvert deferred tax asset from dissolution			(651)
Change in net deferred income tax			$17,672

NOTE 4 - INCOME TAXES, (continued)

	2019	2018	Change
Total gross deferred tax assets	$217,029	$210,883	$6,146
Total deferred tax liabilities	84,420	73,424	10,996
Net deferred tax asset	$132,609	$137,459	(4,850)
Tax effect of change in unrealized gains and pension liability			25,349
Change in net deferred income tax			$20,499

	2018	2017	Change
Total gross deferred tax assets	$210,883	$191,710	$19,173
Total deferred tax liabilities	73,424	69,448	3,976
Net deferred tax asset	$137,459	$122,262	15,197
Tax effect of change in unrealized losses and pension liability			(19,839)
Change in net deferred income tax			$(4,642)

The provision for federal income taxes incurred is different from that which would be obtained by applying the statutory federal income tax rate to income before income taxes. The significant items causing this difference as of December 31, 2020, 2019 and 2018 were as follows:

	2020	2019	2018
Net gain from operations before income taxes	$67,641	$101,784	$36,394
Net realized capital gains before income taxes	38,066	36,222	33,178
Deferred reinsurance gain (loss), net	(3,643)	35,649	—
Change in reserve on account of change in valuation basis	5,820	—	—
Total pre-tax statutory income	107,884	173,655	69,572
Change in non-admitted assets	(4,868)	8,450	(1,326)
IMR amortization	(8,861)	(8,581)	(10,908)
Affordable Care Act assessment	14,556	—	13,324
Tax-exempt income	(22,785)	(24,932)	(25,501)
Dividends received deduction	—	(5,000)	(6,000)
Subsidiary conversion to single member LLC	(7,014)	—	—
Realized gain on dissolution of subsidiary	(2,994)	—	—
Non-deductible expense	2,691	4,223	4,497
Other	2,368	2,392	3,025
Subtotal	80,977	150,207	46,683
Statutory tax rate	0.21	0.21	0.21
Subtotal	17,005	31,543	9,803
Tax rate differential from provision to return	—	—	(1,849)
Tax credits	(7,712)	(8,300)	(6,613)
Total statutory income taxes	$9,293	$23,243	$1,341

Federal and foreign income tax incurred/(recovered)	$26,965	$43,742	$(3,301)
Change in deferred income tax	(17,672)	(20,499)	4,642
Total statutory income taxes	$9,293	$23,243	$1,341

The Company has no foreign tax credit carryovers to subsequent years.

NOTE 4 - INCOME TAXES, (continued)

At December 31, 2020, the Company has carryovers to subsequent years as follows:

Year of Origination		Amount	Year of Expiration
2016	Net operating loss	$1,319	2036

The amount of federal income tax which is available for recoupment in the event of future capital losses is $8,905, $14,820, $15,294 for the tax years 2018, 2019, 2020, respectively.

There were no deposits admitted under IRC Section 6033.

The Company joins in a consolidated federal income tax return filed by AMHC. The other members of the affiliated group joining in the AMHC consolidated return are as follows:
Ameritas Holding Company	Calvert Investments, Inc.
Ameritas Investment Partners, Inc.	Calvert Investment Management, Inc.
Ameritas Life Insurance Corp.
Ameritas Life Insurance Corp. of New York

The Company has no tax loss contingencies for which it is reasonably possible that the total liability will significantly increase within twelve months of the reporting date.

At December 31, 2020 and 2019, the Company no longer recognized a gross alternative minimum tax (AMT) credit as a deferred tax asset. The Company's AMT credit carryforward at December 31 is as follows:

	2020	2019
Beginning balance of AMT credit carryforward	$—	$35
Adjustments	—	35
Ending balance of AMT credit carryforward	—	—
Non-admitted	—	—
Ending balance	$—	$—

NOTE 5 - INFORMATION CONCERNING PARENT, SUBSIDIARIES, AFFILIATES AND RELATED PARTIES

In 2020, 2019 and 2018, the Company received cash dividends of $0, $5,000 and $6,000, respectively, from its wholly owned subsidiary, Calvert, which was recorded in net investment income in the Summary of Operations and Changes in Capital and Surplus - Statutory Basis.

In 2020, 2019 and 2018, the Company made capital contributions of $7,550, $0 and $5,750, respectively, to its wholly owned subsidiary, AIC.

In 2020, 2019 and 2018, the Company made capital contributions of $0, $30,000 and $0, respectively, to its wholly owned subsidiary, Ameritas-NY. No additional shares were issued.

In 2020, 2019 and 2018, the Company received a return of capital of $0, $1,000 and $0, respectively, from its wholly owned subsidiary, Griffin, which was accounted for as a reduction in its carrying value.

The Company's variable life and annuity products are distributed through AIC, an affiliated company. Policies placed by this affiliate generated commission and general insurance expense of $24,766, $16,750 and $17,869 for the years ended December 31, 2020, 2019 and 2018, respectively.

NOTE 5 - INFORMATION CONCERNING PARENT, SUBSIDIARIES, AFFILIATES AND RELATED PARTIES, (continued)

The Company reported the following amounts due from/(to) the below listed affiliates at December 31, 2020 and 2019, which were recorded in other admitted assets and other liabilities in the Balance Sheets-Statutory Basis. The terms of the settlements require that these amounts be settled monthly.

	2020	2019
Ameritas Holding Company	$(3,563)	$(3,178)
Ameritas Life Insurance Corp. of New York	4,981	3,041
Ameritas Investment Company, LLC	940	860
Ameritas Investment Partners, Inc.	767	832
Griffin Realty, LLC	5	—
Dental Select	1,756	—
Calvert Investments, Inc.	—	1,036
Total	$4,886	$2,591

The Company provides, as well as receives, technical, financial, legal and marketing support to and from its affiliates under various administrative service and cost-sharing agreements. The net effect on general insurance expenses under these agreements has been a decrease of $32,957, $31,076 and $33,547 for the years ended December 31, 2020, 2019 and 2018, respectively.

In addition, the Company receives investment advisory services from an affiliate. Costs related to this agreement, which are included in investment expenses, totaled $16,484, $15,686 and $14,793 for the years ended December 31, 2020, 2019 and 2018, respectively.

The Company was not required to submit a non-insurance subsidiary, controlled and affiliated entities (non-insurance SCA) filing with the NAIC in 2020 related to December 31, 2019.

The Company submitted its non-insurance SCA filing with the NAIC in 2019 related to December 31, 2018 on August 13, 2019, in which resubmission of the filing was not required. Additional information regarding this filing is as follows:

SCA Entity	Percentage of SCA Ownership	Gross Amount	Admitted Amount	Non-admitted Amount	Type of NAIC Filing*	Date of Filing to the NAIC	NAIC Valuation Amount	NAIC Response Received Y/N	NAIC Disallowed Entities Valuation Method Resubmission Required Y/N
Ameritas Investment Corp.	100.00%	$15,844	$15,844	$—	S2	August 13, 2019	$15,844	Y	N
Calvert Investments, Inc.	100.00%	19,476	—	19,476	S2	August 13, 2019	—	Y	N
Aggregate total	XXX	$35,320	$15,844	$19,476	XXX	XXX	$15,844	XXX	XXX
* S1 - Sub-1, S2 - Sub 2 or RDF - Resubmission of Disallowed Filing

The Company owns Ameritas-NY for which the audited statutory equity reflects a departure from the NAIC SAP due to state of domicile prescribed practice. This amount was immaterial for 2020 and 2019.

The Company did not have any SCAs or investments in joint ventures, partnerships or limited liability companies that exceed 10% of the Company's total admitted assets in which the Company's share of losses exceeded the investment in the SCA or investment in joint venture, partnership or limited liability company as of December 31, 2020 and 2019.

NOTE 6 - EMPLOYEE BENEFITS

The Company has unfunded, non-qualified pension plans (the NQ Plans) where the Company makes payments under certain voluntary arrangements for retirement benefits, which are not provided for under the AHC sponsored defined benefit pension plan.

NOTE 6 - EMPLOYEE BENEFITS, (continued)

The Company has deferred compensation plans covering the Board of Directors, certain management employees and agents. The Company's method of accounting for these plans is the accrual method and the assets for some of these deferred compensation plans are held in a Rabbi Trust.

The measurement date for the Company’s NQ Plans was December 31. A summary of the obligations and assumptions are as follows:

	Underfunded Pension Benefits
	2020	2019	2018
Benefit obligation at beginning of year	$46,603	$44,448	$47,830
Service cost	38	209	398
Interest cost	1,437	1,813	1,634
Actuarial gain (loss)	4,781	3,742	(1,792)
Benefits paid	(4,734)	(3,609)	(3,622)
Business combinations, divestitures, curtailments,
settlements and special termination benefits	1,177	—	—
Benefit obligation at end of year	$49,302	$46,603	$44,448

	Pension Benefits
	2020	2019	2018
Fair value of plan assets at beginning of year	$—	$—	$—
Reporting entity contribution	4,734	3,609	3,622
Benefits paid	(4,734)	(3,609)	(3,622)
Fair value of plan assets at end of year	$—	$—	$—

	Pension Benefits
	2020	2019	2018
Components:
Accrued benefit costs	$44,372	$41,946	$30,686
Liability for pension benefits	4,930	4,657	13,762
Assets and liabilities recognized:
Liabilities recognized	49,302	46,603	44,448
Unrecognized liabilities	4,930	4,657	13,762

The components of net periodic benefit cost are as follows:

	Pension Benefits
	2020	2019	2018
Service cost	$38	$209	$398
Interest cost	1,437	1,813	1,634
Amount of recognized losses	4,625	2,019	1,452
Total net periodic benefit cost	$6,100	$4,041	$3,484

NOTE 6 - EMPLOYEE BENEFITS, (continued)

Amounts in unassigned surplus recognized as components of net periodic benefit cost:

	Pension Benefits
	2020	2019	2018
Items not yet recognized as a component of net periodic cost - prior year	$4,657	$13,762	$17,006
Net gain (loss) arising during the period	4,781	3,742	(1,792)
Net loss recognized	(4,508)	(2,019)	(1,452)
Cumulative change in amortization method applied[1]	—	(10,828)	—
Items not yet recognized as a component of net
periodic cost - current year	$4,930	$4,657	$13,762
1Effective January 1, 2019, the Company elected to change its method for amortizing the actuarial gains and losses to the minimum corridor method. This changed the unrecognized actuarial gains and losses to recognize all gains and losses outside of the 10% corridor cumulative upon the election date. All amounts remain components of unassigned surplus under either method of amortization.

The amounts in unassigned surplus that have not yet been recognized as components of net periodic benefit cost are as follows:

	Pension Benefits
	2020	2019	2018
Net recognized gains	$4,930	$4,657	$13,762

The weighted-average assumptions are as follows:

	Pension Benefits
	2020	2019	2018
Weighted-average assumptions used to determine net periodic
benefit cost as of December 31:
Weighted average discount rate	3.14%	4.23%	3.53%
Rate of compensation increase	1.77%	4.47%	4.44%

Weighted-average assumptions used to determine projected
benefit obligation as of December 31:
Weighted average discount rate	2.98%	3.14%	4.23%
Rate of compensation increase	1.79%	1.77%	4.47%

Future expected pension benefit payments are as follows:

Year	Amount
2021	$4,759
2022	$4,667
2023	$4,231
2024	$3,790
2025	$3,680
2026-2030	$16,733

NOTE 6 - EMPLOYEE BENEFITS, (continued)

The accumulated pension benefit obligation for the NQ plans is as follows:

	December 31
	2020	2019
Accumulated benefit obligation	$49,287	$46,582

Projected benefit obligation (PBO)	$49,302	$46,603
Funded status (PBO - Plan assets)	$49,302	$46,603

Unrecognized items:
Unrecognized losses, net of tax	$3,895	$3,679
Total unrecognized items, net of tax	$3,895	$3,679

The Company participates in the Ameritas Pension Plan (the Plan), of which AHC is the plan sponsor. The Company recognized expenses equal to its proportionate share of Plan funding for the years ended December 31, 2020, 2019 and 2018 totaling $0, $0 and $19,789, respectively.

Total net periodic benefit cost for the Plan was recorded in general insurance expenses in the Summary of Operations and Changes in Capital and Surplus - Statutory Basis for the years ended December 31, 2020, 2019 and 2018.

The Company's employees and agents participate in defined contribution plans sponsored by AHC that cover substantially all full-time employees and agents. In addition, certain of the Company’s employees participate in an unfunded, non-qualified defined contribution plan sponsored by AHC. Company matching contributions under the defined contribution plans range from 0.5% to 3.0% of the participant’s compensation. In addition, for eligible employees who are not Plan participants, the Company makes a contribution of 6.0% of the participant's compensation for those employees hired prior to January 1, 2006 and 5.0% of the participant's compensation for those hired after January 1, 2006. Contributions by the Company to the employee and agents defined contribution plans were $14,717, $12,791 and $12,019 in 2020, 2019 and 2018, respectively.

Additionally, the Company participates in a postretirement benefit plan sponsored by AHC. The expense for the postretirement benefit plan was entirely paid by AHC. The Company will be allocated these costs based primarily on employee counts for its participation in two Voluntary Employee’s Beneficiary Associations (VEBAs) for the postretirement medical and life insurance benefits.

NOTE 7 - DIVIDEND RESTRICTIONS AND SURPLUS

The Company is subject to regulation by the Department, which restricts the advancement of funds to parent and affiliated companies as well as the amount of dividends that may be paid without prior approval. Dividend payments to the stockholder by the Company, when aggregated with all other dividends in the preceding 12 months, cannot exceed the greater of 10% of surplus as of the preceding year-end or the statutory net gain from operations for the previous calendar year, without prior approval from the Department. Based on this limitation, the Company would be able to pay $174,819 in dividends in 2021, without prior approval. The Company did not pay ordinary dividends to AHC, its parent, in 2020, 2019 and 2018.

Unassigned surplus represents the undistributed and unappropriated amount of surplus at the statement date. The cumulative effect related to the portion of unassigned surplus represented or reduced by each of the following items as of December 31:

	2020	2019	2018
Unrealized capital gains (losses), net of taxes	$23,160	$16,327	$(57,234)
Non-admitted asset values	(133,978)	(138,241)	(160,667)
Asset valuation reserve	(251,837)	(214,022)	(154,620)

NOTE 7 - DIVIDEND RESTRICTIONS AND SURPLUS, (continued)

On November 1, 1996, the Company issued $50,000 of 8.20% Surplus Notes (Notes). The Notes mature on November 1, 2026 and may not be redeemed prior to maturity. The Notes are unsecured and subordinated to all present and future policy claims, prior claims and senior indebtedness. These Notes were underwritten by Merrill Lynch & Co. with the trustee as Bank of New York. Subject to prior written approval of the Department, these Notes will pay interest semi-annually on May 1 and November 1. In accordance with Department regulations, interest cannot be accrued until written approval has been received. Interest totaling $4,100 was paid in 2020, 2019 and 2018 and included as reduction to net investment income on the Summary of Operations and Changes in Capital and Surplus – Statutory Basis. The carrying amount of the Notes totaling $49,949 and $49,941 at December 31, 2020 and 2019, respectively, (face value of $50,000 less unamortized discount of $51 and $59 in 2020 and 2019, respectively) was recorded in capital and surplus on the Balance Sheets – Statutory Basis. There is no unapproved interest and principal. The life-to-date interest expense recognized on the Notes as of December 31, 2020 is $98,366. There has been not been any principal paid during the life of the Notes as of December 31, 2020. The interest offset percentage is 100%. The Notes holder, the asset issuer and the liquidity source are not related parties. The Notes are not contractually linked and the Notes payments are not subject to administrative offsetting provisions. Cash of $50,000 was received upon issuance and was not used to purchase an asset directly from the holder of the surplus note.

NOTE 8 - COMMITMENTS AND CONTINGENCIES

At December 31, 2020 and 2019, respectively, the Company had outstanding agreements to fund mortgages totaling $114,711 and $108,087. In addition at December 31, 2020 and 2019, respectively, the Company has committed to invest $272,249 and $278,357 in equity-type limited partnerships in subsequent years. These transactions are in the normal course of operations and are not reflected in the accompanying statutory basis financial statements. The Company’s exposure to credit loss is represented by the contractual notional amount of these instruments. The Company uses the same credit policies and collateral requirements in making commitments and conditional obligations as it does for on-balance sheet instruments.

At December 31, 2020 and 2019, the Company had FHLB lines of credit available up to $307,377 and $253,093, respectively, if an immediate liquidity need would arise. The Company had no outstanding balance as of December 31, 2020 and 2019 related to these lines of credit.

Affordable Care Act (ACA) Assessments
H.R. 1685 (Public Law No. 116-94), signed into law on December 20, 2019, repealed the Health Insurance Providers fee for calendar years beginning after December 31, 2020. H.R. 195 (Public Law No. 115-120) was signed into law on January 22, 2018 and imposes a moratorium on the Health Insurance Providers fee for 2019 by amending the effective date of the Affordable Care Act (ACA) Section 9010(j).

The annual fee under ACA is allocated to individual health insurers based on the ratio of the amount of the entity's net premiums written during the preceding calendar year to the amount of health insurance for any U.S. health risk that is written during the preceding calendar year. Prior to 2020, a health insurance entity's portion of the annual fee became payable once the entity provided health insurance for any U.S. health risk for each calendar year beginning on or after January 1, of the year the fee is due.

Reporting the ACA assessment as of December 31, 2020 and 2019 would not have triggered a RBC action level.

	2020	2019
ACA fee assessment payable for the upcoming year	$—	$14,715
ACA fee assessment paid	14,556	—
Premium written subject to ACA 9010 assessment	—	796,674
Total Adjusted Capital before surplus adjustment	2,048,611	1,927,692
Total Adjusted Capital after surplus adjustment	2,048,611	1,912,977
Authorized Control Level	190,909	170,875

NOTE 8 - COMMITMENTS AND CONTINGENCIES, (continued)

Guaranty Funds Assessments
As a condition of doing business, all states and jurisdictions have adopted laws requiring membership in life and health guaranty funds. Member companies are subject to assessments each year based on life, health or annuity premiums collected in the state. In some states these assessments may be applied against premium taxes. For 2020, 2019 and 2018 the charge to operations related to these assessments was not significant. The estimated liability for future guaranty fund assessments of $4,034 and $4,408 at December 31, 2020 and 2019, respectively, was based on data provided by the National Organization of Life & Health Guaranty Associations and is included in other liabilities in the Balance Sheets - Statutory Basis. At December 31, 2020 and 2019, the Company had a related receivable of $3,013 and $3,327, respectively, for amounts recoverable against premium taxes which is included in other admitted assets in the Balance Sheets - Statutory Basis. The periods over which the guaranty funds assessments are expected to be paid are unknown at this time. Premium tax offsets are realized over the period allowed by each state once the guaranty fund assessment has been paid.

Reconciliation of assets recognized from paid and accrued premium tax offsets and policy surcharges which are included in other admitted assets on the Balance Sheets – Statutory Basis as of December 31, 2020 and 2019 are as follows:

	2020	2019
Assets recognized from paid and accrued premium tax offsets and policy surcharges as of prior year end	$7,316	$8,186
Decreases during the year
Premium tax offset applied	(1,133)	(1,106)
Charge off of estimated premium tax offset	(320)	(207)
	(1,453)	(1,313)
Increases during the year
Assessments paid	457	443
	457	443
Assets recognized from paid and accrued premium tax offsets and policy surcharges as of current year end	$6,320	$7,316

The liabilities, contingencies and assessments for long-term care insolvencies related guaranty funds liabilities and assets as of December 31, 2020 and 2019 are summarized below. The discount rate applied for both years is 3.5%.

	December 31, 2020
	Guaranty Fund Assessment		Related Assets
Name of the Insolvency	Undiscounted	Discounted	Undiscounted	Discounted
Penn Treaty/ANIC	$7,175	$2,487	$5,112	$1,578

	December 31, 2020
	Payables			Recoverables
Name of the Insolvency	Number of Jurisdictions	Range of Years	Weighted Average Number of Years	Number of Jurisdictions	Range of Years	Weighted Average Number of Years
Penn Treaty/ANIC	50	1-70	37	44	1-20	6

NOTE 8 - COMMITMENTS AND CONTINGENCIES, (continued)

	December 31, 2019
	Guaranty Fund Assessment		Related Assets
Name of the Insolvency	Undiscounted	Discounted	Undiscounted	Discounted
Penn Treaty/ANIC	$7,651	$2,846	$5,476	$1,846

	December 31, 2019
	Payables			Recoverables
Name of the Insolvency	Number of Jurisdictions	Range of Years	Weighted Average Number of Years	Number of Jurisdictions	Range of Years	Weighted Average Number of Years
Penn Treaty/ANIC	50	1-70	37	44	1-20	6

Litigation and Regulatory Examination
From time to time, the Company is subject to litigation and regulatory examination in the normal course of business. Management does not believe that the Company is party to any such pending litigation or examination which would have a material adverse effect on its financial condition or results of its operations.

There were no claims (per claim or claimant) where amounts paid to settle were related to extra contractual obligations or bad faith claims resulting from lawsuits during 2020 and 2019.

Uncollectibility of Assets
The Company had admitted assets of $11,317 and $14,393 at December 31, 2020 and 2019, respectively, in accounts receivable for uninsured plans included in other admitted assets on the Balance Sheets – Statutory Basis. The Company routinely assesses the collectibility of these receivables. Based upon Company experience, less than 1% of the balance may become uncollectible and the potential loss is not material to the Company’s financial condition.

NOTE 9 – GAIN OR LOSS TO THE REPORTING ENTITY FROM UNINSURED ACCIDENT AND HEALTH PLANS

ASO Plans
The loss from operations from administrative services only (ASO) uninsured plans, which is reported within general insurance expenses in the Summary of Operations and Changes in Capital and Surplus – Statutory Basis, is as follows for the years ended December 31:

	2020	2019	2018
Net reimbursement for administrative expenses (including administrative fees) in excess of actual expenses	$(1,393)	$(2,979)	$(3,785)
Net loss from operations	$(1,393)	$(2,979)	$(3,785)

Total claim payment volume	$152,945	$193,120	$186,092

Under NAIC SAP, claim payments related to ASO uninsured plans are excluded from the Summary of Operations and Changes in Capital and Surplus – Statutory Basis.

NOTE 9 – GAIN OR LOSS TO THE REPORTING ENTITY FROM UNINSURED ACCIDENT AND HEALTH PLANS, (continued)

ASC Plans
The gain from operations from administrative services contract (ASC) uninsured plans which is reported within general insurance expenses in the Summary of Operations and Changes in Capital and Surplus – Statutory Basis is as follows for the years ended December 31:

	2020	2019	2018
Gross reimbursement for medical cost incurred	$28,226	$27,605	$26,495
Other income or expenses (including interest paid to or received from plans)	7,462	7,388	2,855
Gross expenses incurred (claims and administrative)	24,297	23,507	23,920
Net gain from operations	$11,391	$11,486	$5,430

NOTE 10 - LEASES

The Company leases office space under operating lease agreements that expire at various dates through 2031. Certain rental commitments have renewal options extending through the year 2031. Some of these leases include escalation clauses, which vary with levels of operating expense. Rental expense under these leases totaled $4,737, $4,396 and $4,581 in 2020, 2019 and 2018, respectively. The Company has subleased a portion of office space and received sublease income recorded as an offset to general insurance expenses in the Summary of Operations and Changes in Capital and Surplus - Statutory Basis of $621, $585, and $563 in 2020, 2019 and 2018, respectively.

Future minimum lease payments under noncancellable operating leases consisted of the following at December 31, 2020:

Calendar Year	Amount
2021	$2,448
2022	2,057
2023	1,338
2024	866
2025 and thereafter	1,565
Total	$8,274

NOTE 11 - MANAGING GENERAL AGENTS AND THIRD-PARTY ADMINISTRATORS

The Company has a third-party administrator, DXC Technology Company (DXC) for which direct premiums written exceed 5% of total capital and surplus. DXC writes ordinary life and individual annuity business and does not have an exclusive contract. DXC has been granted the authority for claims payment, claims adjustment, reinsurance ceding, binding authority, premium collection and underwriting. The total amount of direct premiums written by DXC was $271,184, $248,018 and $187,308 for the years ended December 31, 2020, 2019 and 2018, respectively. For the years ended December 31, 2020 and 2019, the Company has a third-party administrator, Association Member Benefit Advisors Ltd (AMBA), which wrote group accident and health business, does not have an exclusive contract, and has been granted the authority for binding authority, premium collection and underwriting, for which direct premiums exceeded 5% of total capital and surplus. The total amount of direct premiums written by AMBA was $96,425 and $88,252 for the years ended December 31, 2020 and 2019, respectively. The Company had various other third party administrators and managing general agents during these periods, however their direct premiums written did not exceed 5% of total capital and surplus. The total amount of direct premiums written by third-party administrators was $518,344, $491,627 and $421,860 for the years ended December 31, 2020, 2019 and 2018, respectively.

NOTE 12 - OTHER ITEMS

Securities on Deposit
Included in the Company's deposits with government agencies are bonds with a book/adjusted carrying value of $118,126 and $120,495 and cash of $7,168 and $4,559 at December 31, 2020 and 2019, respectively, in a Regulation 109 deposit account with the State of New York as a result of its delicensure in the state as of September 30, 2013.

NOTE 13 - SUBSEQUENT EVENTS

The Company has evaluated events subsequent to December 31, 2020 and through March 29, 2021, the date the financial statements were available to be issued.

NOTE 14 - REINSURANCE

In the ordinary course of business, the Company assumes and cedes reinsurance with other insurers and reinsurers. These arrangements provide greater diversification of business and limit the maximum net loss potential on large or hazardous risks. These reinsured risks are treated in the financial statements as risks for which the Company is not liable. Accordingly, policy liabilities and accruals, including incurred but not reported claims, are reported in the financial statements net of reinsurance assumed and ceded. A contingent liability exists with respect to the amount of such reinsurance in the event that the reinsuring companies are unable to meet their obligations. The Company has exposure to one reinsurer that is under an order of rehabilitation where a loss is likely for ceded business. The Company recorded an impairment of $16,664 and $0 at December 31, 2020 and 2019, respectively with a charge to the Summary of Operations and Changes in Capital and Surplus - Statutory Basis due to our analysis of collectability. Reinsurance of risk does not discharge the primary liability of the Company, the Company remains contingently liable with respect to any reinsurance ceded, and this contingency would become an actual liability in the event that the assuming company becomes unable to meet its obligation under the reinsurance treaty.

The Company conducts reinsurance business with Ameritas-NY and other non-affiliated companies. No policies issued by the Company have been reinsured with a foreign company, which is controlled either directly or indirectly, by a party not primarily engaged in the business of insurance.

Reinsurance premium transactions with affiliated and non-affiliated companies are summarized as follows:

	Years Ended December 31
	2020	2019	2018
Assumed[1]	$109,062	$110,358	$101,866
Ceded	(252,021)	(253,164)	(211,135)
Reinsurance premiums, net	$(142,959)	$(142,806)	$(109,269)
¹ Includes modco reinsurance premiums of $0, $7,041 and $8,357 in 2020, 2019 and 2018, respectively.

The reinsurance premiums, net are included in the premium income, net in the Summary of Operations and Changes in Capital and Surplus - Statutory Basis.

The Company did not have any affiliated transactions through reinsurance operations for premium income, commission expense allowances, benefits to policyholders and reserves for life, accident and health policies that were more than half of 1% of the Company's admitted assets for the years ended December 31, 2020, 2019 and 2018.

Effective October 1, 2019, the Company entered into a combination coinsurance/quota share funds withheld reinsurance agreement of an individual indexed annuity block and guaranteed living withdrawal benefit riders on an individual indexed annuity block with a third party.  Under the agreement, the Company ceded $40,879 of reserves to the third party.  This agreement included an in-force block of business, which was accounted for in accordance with NAIC SAP, and that required any increase in surplus, net of federal income taxes of $4,318, on in-force business issued prior to the effective date of the agreement to be identified separately and included as a direct item to surplus by the ceding company.  As a result of this agreement there was $36,561 recorded in change in surplus as a result of reinsurance, net of taxes, in the Summary of Operations and Changes in Capital and Surplus - Statutory Basis at December 31, 2019. Amortization of $3,643 and $911, which is based on the growth of the funds withheld liability, was recorded in change in surplus as a result of reinsurance, net of taxes, in the Summary of Operations and Changes in Capital and Surplus - Statutory Basis at December 31, 2020 and 2019, respectively.

NOTE 14 - REINSURANCE, (continued)

The Company entered a coinsurance/modified coinsurance transaction (the Transaction) of a group annuity block with a third party, which was effective on September 1, 2016. The Transaction provided for subsequent Assumption reinsurance when all regulatory and/or contract holder or participant approvals were received by the Company. Approvals were received on contracts in force during 2018 and 2019 whereby the Assumption reinsurance was completed on the block. No further Assumption reinsurance activities are required and the reinsurance agreements are terminated due to completion. Additionally, on November 30, 2018, all New York contracts were recaptured by the third party from the Company and concurrently assumed by the Company’s 100% owned New York domiciled company, Ameritas-NY.

The following is a summary of the impacts for the Assumption reinsurance and recapture as of and for the years ending December 31, 2019 and 2018 :

	2019	2018
Cash, cash equivalents and short-term investments - recapture	$—	$(16,341)
Separate account assets - assumption	107,764	2,177,485
Total Admitted Assets	$107,764	$2,161,144

Reserves for life contracts, accident and health policies - recapture	$—	$(14,588)
Deposit-type funds - recapture	—	(1,753)
Separate account liabilities - assumption	107,764	2,177,485
Total Liabilities	$107,764	$2,161,144

Premium income, net - recapture	$—	$(14,588)
Change in reserves for life, accident and health policies - recapture	—	14,588
Gain (Loss) from Operations before Federal Income Tax Expense (Benefit)	$—	$—

The Company entered into two coinsurance agreements of participating life blocks with a third party (Coinsurance Treaties) effective on December 1, 2015. As of December 31, 2020 and 2019, invested assets of $1,129,363 and $1,149,502, respectively, were held in trust to support the obligations reinsured under the Coinsurance Treaties. The amounts held in trust are to be used solely to fund obligations incurred under the Coinsurance Treaties and represent 4.4% and 4.8% of the Company’s admitted assets at December 31, 2020 and 2019, respectively.

NOTE 15 - CHANGES IN UNPAID CLAIMS AND CLAIM ADJUSTMENT EXPENSES

The change in the liability for unpaid accident and health claims and claim adjustment expenses, which is reported in reserves for unpaid claims and reserves for life, accident and health policies in the Balance Sheets – Statutory Basis, is summarized as follows:

	2020	2019	2018
Total reserve for unpaid claims at January 1	$284,339	$278,529	$272,472
Less reinsurance assumed	(17,354)	(17,238)	(17,455)
Plus reinsurance ceded	151,501	147,259	137,198
Direct balance	418,486	408,550	392,215

Incurred related to:
Current year	618,972	611,690	581,727
Prior year	13,035	1,803	(1,233)
Total incurred	632,007	613,493	580,494

Paid related to:
Current year	495,754	520,536	487,961
Prior year	83,334	83,021	76,198
Total paid	579,088	603,557	564,159

Direct balance	471,405	418,486	408,550
Plus reinsurance assumed	18,267	17,354	17,238
Less reinsurance ceded	(172,907)	(151,501)	(147,259)
Total reserve for unpaid claims at December 31	$316,765	$284,339	$278,529

As a result of unfavorable settlement of prior years’ estimated claims, the provision for claims and claim adjustment expenses increased by $13,035 and $1,803 for the years ended December 31, 2020 and 2019, respectively. As a result of favorable settlement of prior years’ estimated claims, the provision for claims and claim adjustment expenses decreased by $1,233 for the year ended December 31, 2018. There were no significant changes in methodologies and assumptions used in calculating the liability for unpaid losses and loss adjustment expenses for the year ended December 31, 2020.

The Company paid assumed reinsurance claims of $67,813, $74,081 and $71,930 and incurred assumed reinsurance claims of $68,726, $74,197 and $71,713 for the years ended December 31, 2020, 2019 and 2018, respectively.

The Company paid ceded reinsurance claims of $24,203, $21,608 and $19,017, and incurred ceded reinsurance claims of $45,609, $25,850 and $29,078 for the years ended December 31, 2020, 2019 and 2018, respectively.

Anticipated salvage and subrogation are not included in the Company’s determination of the liability for unpaid claims/losses.

NOTE 16 - RESERVES FOR LIFE, ACCIDENT AND HEALTH POLICIES

The Company waives deduction of deferred fractional premiums due upon death of the insured and returns any portion of the final premium beyond the date of death on traditional business. Surrender values are not provided in excess of legally computed reserves.

Additional premiums are charged for policies issued on substandard lives according to underwriting classification. Reserves for substandard policies are included in the reserves for life, accident and health policies as reflected on the Balance Sheets – Statutory Basis. The corresponding reserves held on such policies are calculated using the same interest rate as standard policies, but employ mortality rates which are multiples of standard mortality.

NOTE 16 - RESERVES FOR LIFE, ACCIDENT AND HEALTH POLICIES, (continued)

As of December 31, 2020 and 2019, respectively, the Company had $4,437,411 and $12,581,202 of insurance in force for which the gross premiums are less than the net premiums according to the standard valuation set by the Department. Reserves to cover the above insurance totaled $31,786 and $64,218 at December 31, 2020 and 2019, respectively.

NOTE 17 - ANALYSIS OF ANNUITY RESERVES AND DEPOSIT-TYPE FUNDS BY WITHDRAWAL CHARACTERISTICS

Withdrawal characteristics of annuity reserves and deposit-type funds at December 31 are as follows:

	2020
	General Account	Separate Account with Guarantees	Separate Account Non-guaranteed	Total	% of Total
Individual Annuities:
Subject to discretionary withdrawal:
With fair value adjustment	$—	$—	$—	$—	—%
At book value less current surrender
charge of 5% or more	1,360,160	—	—	1,360,160	21.5%
At fair value	—	—	2,615,241	2,615,241	41.3%
Total with adjustment or at fair value	1,360,160	—	2,615,241	3,975,401	62.8%
At book value without adjustment
(minimal or no charge)	1,974,097	—	—	1,974,097	31.2%
Not subject to discretionary withdrawal	379,297	—	—	379,297	6.0%
Total gross	3,713,554	—	2,615,241	6,328,795	100.0%
Reinsurance ceded	205,195	—	—	205,195
Total individual annuity reserves	$3,508,359	$—	$2,615,241	$6,123,600
Amount included in at book value less current surrender charge of 5% or more that will move to at book value without adjustment (minimal or no charge adjustment) for the first time within the year after the statement date:	$199,787	$—	$—	$199,787

Group Annuities:
Subject to discretionary withdrawal:
With fair value adjustment	$1,060,077	$—	$—	$1,060,077	13.3%
At book value less current surrender
charge of 5% or more	—	—	—	—	—%
At fair value	—	—	6,733,259	6,733,259	84.5%
Total with adjustment or at fair value	1,060,077	—	6,733,259	7,793,336	97.8%
At book value without adjustment
(minimal or no charge)	136,360	—	—	136,360	1.7%
Not subject to discretionary withdrawal	40,970	—	—	40,970	0.5%
Total gross	1,237,407	—	6,733,259	7,970,666	100.0%
Reinsurance ceded	11,189	—	—	11,189
Total group annuity reserves	$1,226,218	$—	$6,733,259	$7,959,477
Amount included in at book value less current surrender charge of 5% or more that will move to at book value without adjustment (minimal or no charge adjustment) for the first time within the year after the statement date:	$—	$—	$—	$—

NOTE 17 - ANALYSIS OF ANNUITY RESERVES AND DEPOSIT-TYPE FUNDS BY WITHDRAWAL CHARACTERISTICS, (continued)

	2020
	General Account	Separate Account with Guarantees	Separate Account Non-guaranteed	Total	% of Total
Deposit-type Funds (no life contingencies):
Subject to discretionary withdrawal:
With fair value adjustment	$222,931	$—	$—	$222,931	13.7%
At book value less current surrender
charge of 5% or more	—	—	—	—	—%
At fair value	—	—	626,595	626,595	38.5%
Total with adjustment or at fair value	222,931	—	626,595	849,526	52.2%
At book value without adjustment
(minimal or no charge)	260,689	—	—	260,689	16.0%
Not subject to discretionary withdrawal	517,086	—	—	517,086	31.8%
Total gross	1,000,706	—	626,595	1,627,301	100.0%
Reinsurance ceded	437	—	—	437
Total deposit-type funds	$1,000,269	$—	$626,595	$1,626,864
Amount included in at book value less current surrender charge of 5% or more that will move to at book value without adjustment (minimal or no charge adjustment) for the first time within the year after the statement date:	$—	$—	$—	$—
Total annuity reserves and deposit-type funds	$5,734,846	$—	$9,975,095	$15,709,941

	2019
	General Account	Separate Account with Guarantees	Separate Account Non-guaranteed	Total	% of Total
Individual Annuities:
Subject to discretionary withdrawal:
With fair value adjustment	$—	$—	$—	$—	—%
At book value less current surrender
charge of 5% or more	1,144,600	—	—	1,144,600	20.1%
At fair value	—	—	2,521,904	2,521,904	44.3%
Total with adjustment or at fair value	1,144,600	—	2,521,904	3,666,504	64.4%
At book value without adjustment
(minimal or no charge)	1,810,124	—	—	1,810,124	31.8%
Not subject to discretionary withdrawal	214,034	—	—	214,034	3.8%
Total gross	3,168,758	—	2,521,904	5,690,662	100.0%
Reinsurance ceded	77,250	—	—	77,250
Total individual annuity reserves	$3,091,508	$—	$2,521,904	$5,613,412
Amount included in at book value less current surrender charge of 5% or more that will move to at book value without adjustment (minimal or no charge adjustment) for the first time within the year after the statement date:	$245,976	$—	$—	$245,976

NOTE 17 - ANALYSIS OF ANNUITY RESERVES AND DEPOSIT-TYPE FUNDS BY WITHDRAWAL CHARACTERISTICS, (continued)

	2019
	General Account	Separate Account with Guarantees	Separate Account Non-guaranteed	Total	% of Total
Group Annuities:
Subject to discretionary withdrawal:
With fair value adjustment	$1,001,779	$—	$—	$1,001,779	13.6%
At book value less current surrender
charge of 5% or more	—	—	—	—	—%
At fair value	—	—	6,184,657	6,184,657	83.9%
Total with adjustment or at fair value	1,001,779	—	6,184,657	7,186,436	97.5%
At book value without adjustment
(minimal or no charge)	138,978	—	—	138,978	1.9%
Not subject to discretionary withdrawal	45,333	—	—	45,333	0.6%
Total gross	1,186,090	—	6,184,657	7,370,747	100.0%
Reinsurance ceded	12,853	—	—	12,853
Total group annuity reserves	$1,173,237	$—	$6,184,657	$7,357,894
Amount included in at book value less current surrender charge of 5% or more that will move to at book value without adjustment (minimal or no charge adjustment) for the first time within the year after the statement date:	$—	$—	$—	$—

Deposit-type Funds (no life contingencies):
Subject to discretionary withdrawal:
With fair value adjustment	$188,861	$—	$—	$188,861	11.3%
At book value less current surrender
charge of 5% or more	—	—	—	—	—%
At fair value	—	—	700,889	700,889	41.8%
Total with adjustment or at fair value	188,861	—	700,889	889,750	53.1%
At book value without adjustment
(minimal or no charge)	268,586	—	—	268,586	16.0%
Not subject to discretionary withdrawal	518,301	—	—	518,301	30.9%
Total gross	975,748	—	700,889	1,676,637	100.0%
Reinsurance ceded	460	—	—	460
Total deposit-type funds	$975,288	$—	$700,889	$1,676,177
Amount included in at book value less current surrender charge of 5% or more that will move to at book value without adjustment (minimal or no charge adjustment) for the first time within the year after the statement date:	$—	$—	$—	$—
Total annuity reserves and deposit-type funds	$5,240,033	$—	$9,407,450	$14,647,483

NOTE 17 - ANALYSIS OF ANNUITY RESERVES AND DEPOSIT-TYPE FUNDS BY WITHDRAWAL CHARACTERISTICS, (continued)

The following information is obtained from the applicable Exhibit in the Company’s December 31 Annual Statements and related Separate Accounts Annual Statements, both of which are filed with the Department, and is provided to reconcile annuity reserves and deposit-type funds to amounts reported in the Balance Sheets – Statutory Basis as of December 31:

	2020	2019
Life and Accident and Health Annual Statement:
Exhibit 5, Annuities Section, Total (net)	$4,713,646	$4,243,434
Exhibit 5, Supplementary Contracts with Life Contingencies Section, Total (net)	20,931	21,311
Exhibit 7, Deposit-Type Contracts, Line 14, Column 1	1,000,269	975,288
	5,734,846	5,240,033
Separate Accounts Annual Statement:
Exhibit 3, Line 0299999, Column 2	9,348,500	8,706,561
Exhibit 4, Line 9, Column 1	626,595	700,889
Total	$15,709,941	$14,647,483

NOTE 18 - ANALYSIS OF LIFE ACTUARIAL RESERVES BY WITHDRAWAL CHARACTERISTICS

Withdrawal characteristics of life insurance account value, cash value and reserves as of December 31 are as follows:

	2020
	General Account			Separate Account Nonguaranteed
	Account Value	Cash Value	Reserve	Account Value	Cash Value	Reserve
Subject to discretionary withdrawal, surrender values, or policy loans:
Universal life	$1,136,735	$1,135,633	$1,142,426	$—	$—	$—
Universal life with secondary guarantees	754,756	616,907	1,167,324	—	—	—
Indexed universal life	13,490	13,467	13,521	—	—	—
Indexed universal life with secondary guarantees	704,520	562,964	624,670	—	—	—
Other permanent cash value life insurance	—	1,448,972	2,626,565	—	—	—
Variable universal life	145,147	1,176,326	154,228	1,043,274	—	1,036,937
Not subject to discretionary withdrawal or no cash values:
Term policies without cash value	XXX	XXX	527,047	XXX	XXX	—
Accidental death benefits	XXX	XXX	337	XXX	XXX	—
Disability - active lives	XXX	XXX	27,990	XXX	XXX	—
Disability - disabled lives	XXX	XXX	25,146	XXX	XXX	—
Miscellaneous reserves	XXX	XXX	32,424	XXX	XXX	—
Total gross	2,754,648	4,954,269	6,341,678	1,043,274	—	1,036,937
Reinsurance ceded	—	—	635,302	—	—	—
Total life reserves	$2,754,648	$4,954,269	$5,706,376	$1,043,274	$—	$1,036,937

NOTE 18 - ANALYSIS OF LIFE ACTUARIAL RESERVES BY WITHDRAWAL CHARACTERISTICS, (continued)

	2019
	General Account			Separate Account Nonguaranteed
	Account Value	Cash Value	Reserve	Account Value	Cash Value	Reserve
Subject to discretionary withdrawal, surrender values, or policy loans:
Universal life	$1,100,281	$1,099,193	$1,106,038	$—	$—	$—
Universal life with secondary guarantees	742,275	598,099	1,121,320	—	—	—
Indexed universal life	13,512	13,453	13,504	—	—	—
Indexed universal life with secondary guarantees	571,233	450,777	498,948	—	—	—
Other permanent cash value life insurance	—	1,411,796	2,628,107	—	—	—
Variable universal life	224,051	1,136,627	233,464	924,586	—	918,816
Not subject to discretionary withdrawal or no cash values:
Term policies without cash value	XXX	XXX	516,498	XXX	XXX	—
Accidental death benefits	XXX	XXX	356	XXX	XXX	—
Disability - active lives	XXX	XXX	26,362	XXX	XXX	—
Disability - disabled lives	XXX	XXX	25,013	XXX	XXX	—
Miscellaneous reserves	XXX	XXX	64,928	XXX	XXX	—
Total gross	2,651,352	4,709,945	6,234,538	924,586	—	918,816
Reinsurance ceded	—	—	655,788	—	—	—
Total life reserves	$2,651,352	$4,709,945	$5,578,750	$924,586	$—	$918,816

The following information is obtained from the applicable Exhibit in the Company’s December 31 Annual Statements and related Separate Accounts Annual Statements, both of which are filed with the Department, and is provided to reconcile life reserves to amounts reported in the Balance Sheets – Statutory Basis as of December 31:

	2020	2019
Life and Accident and Health Annual Statement:
Exhibit 5, Life Insurance Section, Total (net)	$5,648,860	$5,512,743
Exhibit 5, Accidental Death Benefits Section, Total (net)	319	337
Exhibit 5, Disability - Active Lives Section, Total (net)	12,254	11,260
Exhibit 5, Disability - Disabled Lives Section, Total (net)	17,200	16,761
Exhibit 5, Miscellaneous Reserves Section, Total (net)	27,743	37,649
	5,706,376	5,578,750
Separate Accounts Annual Statement:
Exhibit 3, Line 0199999, Column 2	1,036,937	918,816
	1,036,937	918,816
Total	$6,743,313	$6,497,566

NOTE 19 - PREMIUM AND ANNUITY CONSIDERATIONS DEFERRED AND UNCOLLECTED

Deferred and uncollected life insurance premiums and annuity considerations as of December 31 are as follows:

	2020		2019
Type	Gross	Net of Loading	Gross	Net of Loading
Ordinary new business	$2,960	$435	$7,531	$3,134
Ordinary renewal	46,963	62,754	41,749	54,266
Group life	1	1	1	1
Total	$49,924	$63,190	$49,281	$57,401

NOTE 20 - SEPARATE ACCOUNTS

Separate accounts held by the Company offer no investment experience guarantees and relate to individual variable life and annuity policies, group annuity contracts and group funding agreements of a nonguaranteed return nature, as approved by the state of domicile pursuant to the Company’s certificate of authority. The net investment experience of the separate accounts is credited directly to the contract holder and can be positive or negative. The assets and liabilities of the account are legally separated or insulated from other Company assets and liabilities. The assets of the separate account are carried at NAV.

Variable life and annuities provide an incidental death benefit of the greater of account value or premium paid. The Company offers a policy with a step up minimum guaranteed death benefit option and a guaranteed lifetime withdrawal benefit. The minimum guaranteed death benefit reserve and the guaranteed lifetime withdrawal benefit reserve is held in reserves for life, accident and health policies line of the Balance Sheets – Statutory Basis.

The Company utilizes separate accounts to record and account for assets and liabilities for particular lines of business and/or transactions. As of December 31, 2020, the Company reported assets and liabilities from variable universal life, variable annuities, funding agreements and group annuities product lines in a separate account.

In accordance with the products/transactions recorded within the separate account, assets are considered legally insulated from the general account.

As of December 31, 2020 and 2019 the Company’s Separate Account Statements included legally insulated assets of $11,041,001 and $10,359,432, respectively.

The Company does not engage in securities lending transactions within the separate account.

Information regarding the nonguaranteed separate accounts of the Company is as follows:

	2020	2019	2018
For the year ended December 31:
Premiums, considerations or deposits	$1,083,406	$1,199,605	$1,000,230
At December 31:
Reserves by valuation basis
For accounts with assets at:
Fair value	$11,012,032	$10,326,266

Reserves subject to discretionary withdrawal:
At fair value	$11,012,032	$10,326,266
Total included in Separate account liabilities in the
Balance Sheets – Statutory Basis	$11,012,032	$10,326,266

Following is a reconciliation of net transfers to (from) separate accounts at December 31:

	2020	2019	2018
Transfers as reported in the Statements of Income and
Changes in Surplus of the Separate Accounts Statement:
Transfers to the separate accounts[1]	$1,021,476	$1,216,392	$3,160,360
Transfers from the separate accounts	(1,620,718)	(1,366,268)	(1,106,094)
Net transfers to (from) the separate accounts	(599,242)	(149,876)	2,054,266
Reconciling adjustments:
Other	—	5	—
Assumption reinsurance	—	(70,910)	(1,337,470)
Deposit-type contracts assumption reinsurance	—	(36,854)	(840,015)
Net transfers from the separate accounts in the Summary of Operations and
Changes in Capital and Surplus – Statutory Basis of the Company	$(599,242)	$(257,635)	$(123,219)
1Includes assumption reinsurance transfers to the separate accounts of $0, $107,764, $2,177,485 in 2020, 2019 and 2018, respectively.

NOTE 21 - RECONCILING ITEMS TO ANNUAL STATEMENT

At December 31, 2020 the Company recorded charges for impairments related to a ceded reinsurer under rehabilitation. Certain reclassifications have been made to these financial statements from those filed with the Nebraska Department of Insurance and the audited financial statements as follows. There was no impact on Total Liabilities, Total Expenses or Surplus as filed.

	As Filed	Reclassification Adjustment	Audited Financial Statements
Reserves for life, accident and health policies	$10,833,511	$15,718	$10,849,229
Other liabilities	499,840	(15,718)	484,122

Change in reserves for life, accident and health policies	632,203	15,718	647,921
General insurance expenses	429,953	(15,718)	414,235

 PART C

OTHER INFORMATION

Item 26.	Exhibits

Exhibit Number		Description of Exhibit
(a)

Resolution of Board of Directors of Ameritas Life Insurance Corp. establishing Ameritas Life Insurance Corp. Separate Account LLVL. Incorporated by reference to Ameritas Life Insurance Corp. Separate Account LLVL Form S-6 Post-Effective Amendment No. 4 to Registration No. 33-86500, filed April 6, 1998, EX-99.1(1).

https://www.sec.gov/Archives/edgar/data/933094/0000933094-98-000004.txt

(b)		Custody Agreements. Not Applicable
(c)	(1)

Fifth Amended and Restated Principal Underwriting Agreement. Incorporated by reference to Ameritas Life Insurance Corp. Separate Account LLVL Form N-6 Post-Effective Amendment No. 1 to Registration No. 333-233977, filed February 26, 2020, EX.99.C1.

https://www.sec.gov/Archives/edgar/data/933094/000093309420000011/principalunderagreement.htm

(c)	(2)

Form of Selling Agreement. Incorporated by reference to Ameritas Variable Separate Account V Form N-6 Post-Effective Amendment No. 3 to Registration Statement 333-142494 filed on January 28, 2021, EX(c)(2).

https://www.sec.gov/Archives/edgar/data/783402/000078340221000011/ovation_exhibitc2-286.htm

(c)	(3)

Networking Agreement. Incorporated by reference to Ameritas Variable Separate Account V Form N-6 Post-Effective Amendment No. 3 to Registration Statement 333-142494 filed on January 28, 2021, EX(c)(3).

https://www.sec.gov/Archives/edgar/data/783402/000078340221000011/ovation_exhibitc3-286.htm

(d)	(1)

Form of Policy. Incorporated by reference to Ameritas Life Insurance Corp. Separate Account LLVL Form N-6 Initial registration statement to Registration No. 333-233977, filed September 27, 2019, Ex-99.D.

https://www.sec.gov/Archives/edgar/data/933094/000093309419000013/policy_ex-d.htm

(d)	(2)

Form of Policy riders.
Accelerated Benefit Rider for Terminal Illness
Children's Insurance Rider
Paid-Up Insurance Benefit Endorsement
Waiver of Monthly Deduction Rider
Incorporated by reference to Ameritas Variable Separate Account V Form N-6 Post-Effective Amendment No. 9 to Registration No. 333-151913, filed April 29, 2015, EX.99.d(2)(A), EX.99.d(2)(D), EX.99.d(2)(G), and EX.99.d(2)(L).

https://www.sec.gov/Archives/edgar/data/783402/000078340215000016/0000783402-15-000016-index.htm

(d)	(3)

Form of Policy endorsements.

Advisory Fee Endorsement. Incorporated by reference to Ameritas Life Insurance Corp. Separate Account LLVL Form N-6 Post-Effective Amendment No. 1 to Registration No. 333-233977, filed February 26, 2020, EX.99.D(3).

https://www.sec.gov/Archives/edgar/data/933094/000093309420000011/advfee_endorsement.htm

(e)

Application for Ameritas Advisor II VUL. Incorporated by reference to Ameritas Life Insurance Corp. Separate Account LLVL Form N-6 Initial registration statement to Registration No. 333-233977, filed September 27, 2019, Ex-99.E.

https://www.sec.gov/Archives/edgar/data/933094/000093309419000013/application_ex-e.htm

(f)	(1)

Amended and Restated Articles of Incorporation of Ameritas Life Insurance Corp. Incorporated by reference to Ameritas Variable Separate Account VA-2 Form N-4 Post-Effective Amendment No. 5 to Registration No. 333-182090, filed April 22, 2014, EX99.A.

https://www.sec.gov/Archives/edgar/data/814848/000081484814000012/ovmedley485b-50_ex6a.htm

Exhibit Number		Description of Exhibit
(f)	(2)

Amended and Restated By-Laws of Ameritas Life Insurance Corp. Incorporated by reference to Ameritas Variable Separate Account V Form N-6 Post-Effective Amendment No. 3 to Registration Statement 333-142494 filed on January 28, 2021, EX(f)(2).

https://www.sec.gov/Archives/edgar/data/783402/000078340221000011/ovation_exhibitf2-286.htm

(g)		Reinsurance Agreements.
(1)

Canada Life. Incorporated by reference to Ameritas Variable Separate Account V Form N-6 Post-Effective Amendment No. 3 to Registration No. 333-151913, filed February 25, 2011, EX.99.G(1).

https://www.sec.gov/Archives/edgar/data/783402/000078340211000004/alicexcperf485a-17_exg1.txt

(2)

Swiss Re. Incorporated by reference to Ameritas Variable Separate Account V Form N-6 Post-Effective Amendment No. 3 to Registration No. 333-151913, filed February 25, 2011, EX.99.G(2).

https://www.sec.gov/Archives/edgar/data/783402/000078340211000004/alicexcperf485a-17_exg2.txt

(3)

Munich. Incorporated by reference to Ameritas Variable Separate Account V Form N-6 Post-Effective Amendment No. 3 to Registration No. 333-151913, filed February 25, 2011, EX.99.G(3).

https://www.sec.gov/Archives/edgar/data/783402/000078340211000004/alicexcperf485a-17_exg3.txt

(4)

Generali USA Reinsurance. Incorporated by reference to Ameritas Variable Separate Account V Form N-6 Post-Effective Amendment No. 5 to Registration No. 333-151913, filed April 20, 2012, EX.99.G(1).

https://www.sec.gov/Archives/edgar/data/783402/000078340212000008/generali_reins.txt

(5)

RGA Reinsurance Company. Incorporated by reference to Ameritas Variable Separate Account V Form N-6 Post-Effective Amendment No. 5 to Registration No. 333-151913, filed April 20, 2012, EX.99.G(2).

https://www.sec.gov/Archives/edgar/data/783402/000078340212000008/rga-alic_reins.txt

(h)		Participation Agreements.
(1)

AIM/Invesco. Incorporated by reference to Ameritas Life Insurance Corp. Separate Account LLVL Form N-6 initial Registration Statement for File No. 333-151912, filed June 25, 2008, EX-99.H1.

https://www.sec.gov/Archives/edgar/data/933094/000093309408000023/adv-h1.txt

(2)

American Century. Incorporated by reference to Ameritas Variable Separate Account V Form N-6 initial Registration Statement for File No. 333-151913, filed June 25, 2008, EX. 99.H.2.

https://www.sec.gov/Archives/edgar/data/783402/000078340208000041/h-2.txt

(3)

American Funds Insurance Series. Incorporated by reference to Ameritas Variable Separate Account VA-2 Form N-4/A Pre-Effective Amendment No. 2 to Registration No. 333-206889, filed November 25, 2015, EX-8.A.4.

https://www.sec.gov/Archives/edgar/data/814848/000081484815000040/ex8a4.htm

(4)

Calvert Variable Series and Calvert Variable Products. Incorporated by reference to Ameritas Variable Separate Account VA-2 Form N-4 Post-Effective Amendment No. 13 to Registration No. 333-142483, filed April 18, 2011, EX.99.H(1).

https://www.sec.gov/Archives/edgar/data/814848/000081484811000006/alicmedley485b-32_ex8a.txt

Incorporated by reference to Ameritas Life Insurance Corp. Separate Account LLVA Form N-4 Post-Effective Amendment No. 3 to Registration No. 333-205138, filed February 24, 2017, EX 8(a)(3).

https://www.sec.gov/Archives/edgar/data/1016274/000117516417000055/advisornoloadva485a_ex8-65.htm

(5)

DWS Variable Series I and II. Incorporated by reference to Ameritas Life Insurance Corp. Separate Account LLVL Form N-6/A Pre-Effective Amendment No. 1 to Registration No. 333-151912, filed November 12, 2008, EX.99.H.1.

https://www.sec.gov/Archives/edgar/data/933094/000093309408000032/ameradv-exhh1.txt

Exhibit Number		Description of Exhibit
(6)

DFA. Incorporated by reference to Ameritas Life Insurance Corp. Separate Account LLVA Form N-4 Post-Effective Amendment No. 10 to Registration No. 333-120972, filed April 18, 2011, EX-99.H.

https://www.sec.gov/Archives/edgar/data/1016274/000101627411000012/aanewnlva485b-30_ex8.txt

(7)

Fidelity Variable Insurance Products Funds. Incorporated by reference to Ameritas Life Insurance Corp. Separate Account LLVL Form N-6/A Pre-Effective Amendment No. 1 to Registration No. 333-151912, filed November 12, 2008, EX.99.H.2.

https://www.sec.gov/Archives/edgar/data/933094/000093309408000032/advvul-exhh2.txt

(8)

Franklin Templeton. Incorporated by reference to Ameritas Life Insurance Corp. Separate Account LLVL Form N-6 initial Registration Statement for File No. 333-151912, filed June 25, 2008, EX-99.H.4.

https://www.sec.gov/Archives/edgar/data/933094/000093309408000023/adv-h4.txt

(9)

MFS Variable Insurance Trust. Incorporated by reference to Ameritas Variable Separate Account V Form S-6 initial Registration Statement for File No. 333-15585, filed November 6, 1996, EX-99.A8C.

https://www.sec.gov/Archives/edgar/data/783402/0000783402-96-000040.txt

(10)

MFS Variable Insurance Trust II. Incorporated by reference to Carillon Account Form N-4 initial Registration Statement for No. 333-197146, filed July 1, 2014, EX-99.8(k).

https://www.sec.gov/Archives/edgar/data/749330/000074933014000017/ex8k.htm

(11)

Morgan Stanley. Incorporated by reference to Ameritas Variable Separate Account V Form S-6 initial Registration Statement for File No. 333-15585, filed November 6, 1996, EX-99.A8D.

https://www.sec.gov/Archives/edgar/data/783402/0000783402-96-000040.txt

(12)

PIMCO. Incorporated by reference to Ameritas Life Insurance Corp. Separate Account LLVL Form N-6/A Pre-Effective Amendment No. 1 to Registration No. 333-151912, filed November 12, 2008, EX.99.H.3.

https://www.sec.gov/Archives/edgar/data/933094/000093309408000032/advvul-exhh3.txt

(13)

Rydex Variable Trust. Incorporated by reference to Ameritas Life Insurance Corp. Separate Account LLVL Form S-6/A Pre-Effective Amendment No. 1 to Registration No. 333-76359, filed June 11, 1999, EX-99.1(8)(C).

https://www.sec.gov/Archives/edgar/data/933094/000093309499000008/0000933094-99-000008.txt

(14)

T. Rowe Price. Incorporated by reference to Ameritas Variable Separate Account V Form N-6 initial Registration Statement for File No. 333-151913, filed June 25, 2008, EX. 99.H.5.

https://www.sec.gov/Archives/edgar/data/783402/000078340208000041/h-5.txt

(15)

Third Avenue. Incorporated by reference to Ameritas Life Insurance Corp. Separate Account LLVL Form N-6 initial Registration Statement for File No. 333-151912, filed June 25, 2008, EX. 99.H.5.

https://www.sec.gov/Archives/edgar/data/933094/000093309408000023/adv-h5.txt

(16)

Vanguard Variable Insurance Funds. Incorporated by reference to Ameritas Life Insurance Corp. Separate Account LLVL Form N-6 initial Registration Statement for File No. 333-151912, filed June 25, 2008, EX-99.H.6.

https://www.sec.gov/Archives/edgar/data/933094/000093309408000023/adv-h6.txt

Exhibit Number		Description of Exhibit
(i)		Administrative Contracts.
(1)

Second Amended and Restated General Administrative Services Agreement. Incorporated by reference to Ameritas Life Insurance Corp. Separate Account LLVL Form N-6 Post-Effective Amendment No. 1 to Registration No. 333-233977, filed February 26, 2020, EX.99.I(1).

https://www.sec.gov/Archives/edgar/data/933094/000093309420000011/gensvcagreement.htm

(2)

Research Services Agreement. Incorporated by reference to Ameritas Variable Separate Account VA-2 Form N-4 Post-Effective Amendment No. 4 to Registration No. 333-182090, filed August 16, 2013, EX-99.H.

https://www.sec.gov/Archives/edgar/data/814848/000081484813000064/ovmedley485b-141ex8.htm

(3)

Amendment to Research Services Agreement. Incorporated by reference to Ameritas Life Insurance Corp. Separate Account LLVL Form N-6 Post-Effective Amendment No. 9 to Registration No. 333-151912, filed February 24, 2016, EX-99.i(5).

https://www.sec.gov/Archives/edgar/data/933094/000093309416000036/amadvisorvul485a-46_exi5.htm

(j)

Other Material Contracts: Powers of Attorney. Incorporated by reference to Ameritas Life Insurance Corp. Separate Account LLVL Form N-6 Pre-Effective Amendment No. 1 to Registration No. 333-233977, filed December 9, 2019, EX-j.

https://www.sec.gov/Archives/edgar/data/933094/000093309419000021/amadvisorvulii_exhibitj-119.htm

Incorporated by reference to Ameritas Life Insurance Corp. Separate Account LLVL Form N-6 Post-Effective Amendment No. 1 to Registration No. 333-233977, filed February 26, 2020, EX.99.J.

https://www.sec.gov/Archives/edgar/data/933094/000093309420000011/poa.htm

Exhibit j, filed herein.

(k)		Legal Opinion. Exhibit k, filed herein.
(l)		Actuarial Opinion. Not applicable.
(m)		Calculation. Not applicable.
(n)		Consents of Independent Auditors and Independent Registered Public Accounting Firm. Exhibit n, filed herein.
(o)		No financial statements are omitted from Item 24.
(p)		Initial Capital Agreements. Not applicable.
(q)

Transfer and Redemption Procedures Pursuant to Rule 6e-3(T)(b)(12)(iii). Incorporated by reference to Ameritas Life Insurance Corp. Separate Account LLVL Form N-6/A Pre-Effective Amendment No. 1 to Registration No. 333-151912, filed November 12, 2008, EX.99.Q.

https://www.sec.gov/Archives/edgar/data/933094/000093309408000032/advvul-exhq.txt

(r)		Form of Initial Summary Prospectuses. Not applicable.

Item 27.	Directors and Officers of the Depositor

Name and Principal	Position and Offices
Business Address*	with Depositor

William W. Lester	Director, Chair, President & Chief Executive Officer
JoAnn M. Martin	Director, Vice Chair
James P. Abel	Director
John S. Dinsdale	Director
Thomas W. Knapp	Director
James R. Krieger	Director
Patricia A. McGuire	Director
Tonn M. Ostergard	Director
Kim M. Robak	Director
Paul C. Schorr, IV	Director
D. Wayne Silby	Director
Bryan E. Slone	Director
Ryan C. Beasley	Executive Vice President, Individual
Ann D. Diers	Vice President, Associate General Counsel
Laura A. Fender	Senior Vice President, Controller
Patrick D. Fleming	Senior Vice President, Distribution & National Partners, Group
Karen M. Gustin	Executive Vice President, Group
Robert M. Jurgensmeier	Executive Vice President, Independent Distribution & Investments
James M. Kais	Senior Vice President, Retirement Plans
Brent F. Korte	Senior Vice President, Chief Marketing Officer
Bruce E. Mieth	Senior Vice President, Group Operations
James Mikus	Senior Vice President, Chief Investment Officer
Christine M. Neighbors	Senior Vice President, General Counsel & Corporate Secretary
April L. Rimpley	Senior Vice President, Human Resources
Kurt J. Shallow	Senior Vice President, Agency & Advisor Distribution & AIC President
Steven J. Valerius	Senior Vice President, Individual
David A. Voelker	Senior Vice President, Transformation Office
Carrie C. Weber	Senior Vice President, Chief Compliance & Risk Officer
Linda A. Whitmire	Senior Vice President, Chief Actuary, Corporate
Richard A. Wiedenbeck	Senior Vice President, Chief Information Officer
Kelly J. Wieseler	Senior Vice President, Chief Actuary & Underwriting, Group
Susan K. Wilkinson	Executive Vice President, Chief Financial Officer & Treasurer

*       Principal business address: Ameritas Life Insurance Corp., 5900 O Street, Lincoln, Nebraska 68510.

Item 28.	Persons Controlled by or Under Common Control with the Depositor or the Registrant

Name of Corporation (state where organized)	Principal Business

Ameritas Mutual Holding Company (NE)	mutual insurance holding company

Ameritas Holding Company (NE)	stock insurance holding company

Ameritas Life Insurance Corp. (NE)	life/health insurance company
Ameritas Investment Company, LLC (NE)	securities broker dealer and investment adviser
Ameritas Advisory Services, LLC (NE)	shell company
Variable Contract Agency, LLC (NE)	insurance agency
Griffin Realty, LLC (VA)	real estate investment company
Ameritas Life Insurance Corp. of New York (NY)	life insurance company
Select Benefits Group, LLC dba Dental Select (UT)	third party administrator

Ameritas Investment Partners, Inc. (NE)	investment adviser

Subsidiaries are indicated by indentations. Ownership is 100% by the parent company.

Item 29.	Indemnification

Ameritas Life Insurance Corp.'s By-Laws provide as follows:

Section 9.01. Mandatory Indemnification. (a) Every person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of the Corporation) by reason of the fact that he or she is or was a director, officer, employee or agent of the Corporation, or is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, shall be indemnified by the Corporation to the fullest extent permitted by law against expenses (including attorney's fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by him or her in connection with such action, suit or proceeding if he or she acted in good faith and in a manner he or she reasonably believed to be in or not opposed to the best interests of the Corporation, and, with respect to any criminal action or proceeding, had no reasonable cause to believe his or her conduct was unlawful. The termination of any action, suit or proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendere or its equivalent, shall not, of itself, create a presumption that the person did not act in good faith and in a manner which he or she reasonably believed to be in or not opposed to the best interests of the Corporation, and, with respect to any criminal action or proceeding, had reasonable cause to believe that his or her conduct was unlawful; and (b) To the extent that a director, officer, employee or agent of a Corporation has been successful on the merits or otherwise in defense of any action, suit or proceeding referred to in this section or any action, suit or proceeding by or in the right of the Corporation, or in defense of any claim, issue or matter therein, he or she shall be indemnified against expenses (including attorneys' fees) actually and reasonably incurred by him or her in connection therewith.

Section 9.02. Application of Article. Any indemnification under Section 1 or otherwise (unless ordered by a court) shall be made by the Corporation only as authorized in the specific case upon a determination that indemnification of the present or former director, officer, employee or agent is proper in the circumstances because he or she has met the applicable standard of conduct set forth in Section 1. Such determination shall be made, with respect to a person who is a director or officer at the time of such determination (1) by a majority vote of the directors who are not parties to such action, suit or proceeding, even though less than a quorum, or (2) by a committee of such directors designated by majority vote of such directors, even though less than a quorum, or (3) if there are no such directors, or if such directors so direct, by independent legal counsel in a written opinion, or (4) by the shareholders.

Section 9.03. Advance Payment. Expenses (including attorneys’ fees) incurred by any current or former officer, director, employee or agent in defending any civil, criminal, administrative or investigative action, suit or proceeding may be paid by the Corporation in advance of the final disposition of such action, suit or proceeding upon receipt of an undertaking by or on behalf of such current or former officer, director, employee or agent to repay such amount if it shall ultimately be determined that such person is not entitled to be indemnified by the corporation as authorized in this section.

Section 9.04. Other Rights. The indemnification and advancement of expenses provided by this Article shall not be deemed exclusive of any other rights to which those seeking indemnification or advancement of expenses may be entitled under any by-law, agreement, vote of shareholders or disinterested directors or otherwise, both as to action in his or her official capacity and as to action in another capacity while holding such office, and shall continue as to a person who has ceased to be a director, officer, employee or agent and shall inure to the benefit of the heirs, executors and administrators of such a person.

Section 9.05. Insurance. The Corporation may purchase and maintain insurance on behalf of any person who is or was a director, officer, employee or agent of the Corporation, or who is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against any liability asserted against him or her and incurred by him or her in any such capacity, or arising out of his or her status as such, whether or not the Corporation would have the power to indemnify him or her against such liability under the provisions of this Article.

Item 30.	Principal Underwriter

(a)	Ameritas Investment Company, LLC ("AIC"), which serves as the principal underwriter for the variable life insurance policies issued through Ameritas Life Insurance Corp. Separate Account LLVL, also serves as the principal underwriter for variable annuity contracts issued through Ameritas Life Insurance Corp. Separate Account LLVA. AIC also serves as the principal underwriter for variable life insurance contracts issued through Ameritas Variable Separate Account V, Ameritas Variable Separate Account VL, Ameritas Life of NY Separate Account VUL, and Carillon Life Account, and for variable annuity contracts issued through Ameritas Variable Separate Account VA-2, Ameritas Variable Separate Account VA, Ameritas Life of NY Separate Account VA, and Carillon Account.

(b)	The following table sets forth certain information regarding the officers and directors of the principal underwriter, Ameritas Investment Company, LLC.

Name and Principal	Positions and Offices
Business Address	With Underwriter
Kurt J. Shallow*	Director, Chair and President
Ryan C. Beasley*	Director
Brent F. Korte*	Director
Heather J. Nagengast*	Director, Senior Vice President, Operations
Susan K. Wilkinson*	Director
Matthew J. Kinsella*	Vice President, Chief Compliance Officer
Christine M. Neighbors*	Secretary

* Principal business address: Ameritas Investment Company, LLC, 5900 O Street, Lincoln, Nebraska 68510.

(c)	Compensation From the Registrant.

(1)	(2)	(3)	(4)	(5)
Name of Principal Underwriter	Net Underwriting Discounts and Commission	Compensation on Redemption	Brokerage Commissions	Compensation
Ameritas Investment Company, LLC	$13,610	$0	$0	$1,997

(2)+(4)+(5) = Gross variable life compensation received by AIC.

(2) = Sales compensation received and paid out by AIC as underwriter; AIC retains 0.

(4) = Sales compensation received by AIC for retail sales.

(5) = Sales compensation received by AIC and retained as underwriting fee.

Item 31.	Location of Accounts and Records

The Books, records and other documents required to be maintained by Section 31(a) of the 1940 Act and Rules 31a-1 to 31a-3 thereunder are maintained at Ameritas Life Insurance Corp., 5900 O Street, Lincoln, Nebraska 68510.

Item 32.	Management Services

There are no additional management services contracts that are not discussed in Part A or B of the registration statement.

Item 33.	Fee Representation

Ameritas Life Insurance Corp. represents that the fees and charges deducted under the contract, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by the insurance company.

SIGNATURES

As required by the Securities Act of 1933, and the Investment Company Act of 1940, the Registrant, Ameritas Life Insurance Corp. Separate Account LLVL, certifies that it meets all of the requirements for effectiveness of this Post-Effective Amendment No 3 to Registration Statement No. 333-233977 pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Amendment to be signed on its behalf by the undersigned, duly authorized, in the City of Lincoln, County of Lancaster, State of Nebraska on this 26th day of April, 2021.

AMERITAS VARIABLE SEPARATE ACCOUNT V, Registrant

By: /s/ William W. Lester**
Director, Chair, President & Chief Executive Officer
Ameritas Life Insurance Corp.

AMERITAS LIFE INSURANCE CORP., Depositor

By: /s/ William W. Lester**
Director, Chair, President & Chief Executive Officer

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities indicated on April 26th, 2021.

SIGNATURE	TITLE

William W. Lester **	Director, Chair, President & Chief Executive Officer
JoAnn M. Martin **	Director, Vice Chair
James P. Abel *	Director
John S. Dinsdale *	Director
Thomas W. Knapp *	Director
James R. Krieger *	Director
Patricia A. McGuire *	Director
Tonn M. Ostergard *	Director
Kim M. Robak *	Director
Paul C. Schorr, IV *	Director
D. Wayne Silby *	Director
Bryan E. Slone *	Director
Ryan C. Beasley *	Executive Vice President, Individual
Susan K. Wilkinson *	Executive Vice President, Chief Financial Officer & Treasurer
Laura A. Fender ***	Senior Vice President, Controller
Christine M. Neighbors ***	Senior Vice President, General Counsel & Corporate Secretary

/s/ Ann D. Diers
Ann D. Diers	Vice President, Associate General Counsel

*	Signed by Ann D. Diers under Powers of Attorney executed effective as of December 1, 2019.
**	Signed by Ann D. Diers under Powers of Attorney executed effective as of February 14, 2020.
***	Signed by Ann D. Diers under Powers of Attorney executed effective as of January 22, 2021.

Exhibit Index

Exhibit

(j)	Other Material Contracts: Powers of Attorney

(k)	Legal Opinion

(n)	Consents of Independent Auditors and Independent Registered Public Accounting Firm